UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Check the appropriate box:
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a‑12

Criteo S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
PRELIMINARY PROXY STATEMENT DATED [APRIL 28, 2026] - SUBJECT TO COMPLETION

Proxy Statement

Criteo S.A.
32, Rue Blanche
75009 Paris, France

Criteo S.A I 32, Rue Blanche, 75009 Paris, France
+1 (929) 287-7835 I www.criteo.com I investorrelations@criteo.com

Letter to Our Shareholders
Dear Fellow Shareholders,
As I reflect on my first year as CEO, I am confident in the direction we are taking and the role Criteo can play in the future of our industry. While 2025 did not unfold as we initially expected, we delivered solid operational performance and, more importantly, made meaningful progress in positioning Criteo for long term growth.
We made deliberate choices this year. We sharpened our focus, aligned our organization more tightly around execution, and continued to invest behind the areas where we see the greatest potential to create durable value. At the center of this is our strategic ambition to position Criteo as a leader in commerce intelligence, powered by AI driven decisioning, with clear priorities to lead in agentic AI, scale our performance engine, and advance our leadership in Retail Media.
Reinforcing our Foundations
In 2025, we refined our operating model to enhance execution, increase accountability, and better align our resources with our highest value opportunities. These changes are already enabling us to move faster, innovate more effectively, and serve our clients with greater impact.
In Performance Media, we see a meaningful runway for growth. We are reenergizing this business through a more focused approach centered on scaling self service capabilities, expanding cross channel activation, and extending performance solutions further up the funnel. As consumer journeys become less linear and more dynamic, advertisers are increasingly looking for unified solutions that can drive measurable outcomes across the full path to purchase. Our early progress across these priorities reinforces our confidence that Performance Media will remain a durable and growing contributor to our business.
In Retail Media, we continue to build on our position as a global leader in one of the fastest growing segments of digital advertising. With 235 leading retail partners worldwide, our focus is on unlocking greater demand by enabling broader advertiser budgets, scaling newly launched formats, and bringing more conversational and intelligent experiences to retail environments. While we experienced the impact of specific client changes this year, the underlying trends in the business are robust, and we see clear opportunities to accelerate over time.

Leading in Commerce Intelligence and Orchestration
Our industry is evolving quickly. AI is reshaping how consumers discover, evaluate, and purchase products, and how companies connect with them. The rise of AI powered assistants and agentic systems is introducing a new discovery layer that complements existing channels. This shift is accelerating fragmentation while increasing the importance of relevance, trust, and high quality data. In this environment, the ability to orchestrate decisions in real time across multiple touchpoints becomes critical.
Powered by a unique commerce data foundation with visibility into over $1 trillion in ecommerce transactions annually and reach across billions of users, products, and interactions, Criteo is well positioned to lead in this new paradigm. Our differentiated data, scaled AI capabilities, and deep integrations across the commerce ecosystem allow us to act as a decisioning and orchestration layer for marketers and retailers. This is a natural extension of what we have built, while expanding our ambition.
We have invested early in the infrastructure required to support agentic AI use cases, including Model Context Protocol capabilities that enable external agents to interact with Criteo in new ways, driving more dynamic demand creation, activation, and optimization. We are also developing new conversational shopping experiences, including conversational ads and sponsored recommendations within retailer agents.
Our role as the first partner to integrate with OpenAI’s advertising offering reflects how we are leaning into this transformation.
It highlights both the strength of our assets and our ambition to help shape how commerce operates in an AI driven world.

Capital Discipline and Shareholder Value
Delivering shareholder value is a top priority. In 2025, we repurchased 5.4 million shares for $152 million, and our Board of
Directors increased our remaining share buyback authorization to up to $200 million in February 2026. These actions reflect our confidence in the strength and resilience of our business, and our disciplined approach to capital allocation, balancing investment in growth with returns to shareholders.
We also took a meaningful step to simplify the company through our plan to redomicile Criteo to Luxembourg and directly list our ordinary shares on Nasdaq, which was approved with overwhelming shareholder support on February 27, 2026. We are confident this transaction will streamline our corporate structure, broaden our shareholder base, and enhance our financial and strategic flexibility. Put simply, it makes Criteo easier to understand, easier to invest in, and better positioned for the future.
Looking ahead
We enter 2026 with a clear strategy and a strong focus on execution.
Commerce is becoming more dynamic, more data driven, and more dependent on real time decisioning. The companies that can orchestrate that complexity at scale will define the next phase of our industry. We are confident Criteo will play a leading role in shaping that next phase.
We will continue to invest in innovation, operate with discipline, and focus on delivering measurable results for our clients and long term value for our shareholders.
On behalf of the Board of Directors and our senior leadership team, I would like to thank you for your continued trust and investment in Criteo.
Sincerely,
Michael Komasinski
Chief Executive Officer

PRELIMINARY PROXY STATEMENT DATED APRIL 28, 2026 - SUBJECT TO COMPLETION
Notice of 2026 Annual General Meeting of Shareholders
To Our Shareholders:

What:	Our 2026 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”)
When:	June 29, 2026 at 5:00 p.m., local time
Where:	32 Rue Blanche, 75009 Paris, France
Why:	At this Annual General Meeting, shareholders of Criteo S.A. (the “Company”) will be asked to:
	Resolutions within the authority of the Ordinary Shareholders’ Meeting		Board Recommendation
	1.	Renew the term of office of Mr. Michael Komasinski as Director,	FOR
	2.	Renew the term of office of Ms. Marie Lalleman as Director,	FOR
	3.	Renew of the term of office of Mr. Ernst Teunissen as Director,	FOR
	4.	Renew the term of office of Mr. Edmond Mesrobian as Director,	FOR
	5.	Non-binding advisory vote to approve the compensation for the named executive officers of the Company,	FOR
	6.	Approve the statutory financial statements for the fiscal year ended December 31, 2025,	FOR
	7.	Approve the consolidated financial statements for the fiscal year ended December 31, 2025,	FOR
	8.	Approve the allocation of results for the fiscal year ended December 31, 2025,	FOR
	9.	Approve the Indemnification Agreement entered into between the Company and Ms. Stefanie Jay (agreement referred to in Articles L.225-38 et seq. of the French Commercial Code),	FOR
	10.	Authorize the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,	FOR
	Resolutions within the authority of the Extraordinary Shareholders’ Meeting		Board Recommendation
11.
Authorize the Board of Directors to reduce the Company’s share capital by canceling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,
FOR
12.
Authorize the Board of Directors to reduce the Company’s share capital by canceling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code,
FOR
	13.	Delegate authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock,	FOR
14.
Authorize the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the
Company to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription rights,
FOR

PRELIMINARY PROXY STATEMENT DATED APRIL 28, 2026 - SUBJECT TO COMPLETION

15.
Approve the maximum number of shares that may be issued or acquired pursuant to Resolution 15 of the Shareholders’ Meeting dated June 25, 2024
(authorization to grant Time-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), Resolution 16 of the Shareholders’ Meeting dated June 25, 2024 (authorization to grant
Performance-Based RSUs to employees and corporate officers of the
Company and employees of its subsidiaries), and Resolution 14 of this
Shareholders' Meeting (authorization to grant options to purchase or to subscribe shares to employees and corporate officers of the Company and employees of its subsidiaries),
FOR
16.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the
Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights,
FOR
17.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the
Company’s share capital, while preserving the shareholders’ preferential subscription rights,
FOR
18.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the
Company’s share capital, through a public offering (excluding offers covered by paragraph 1 of article L. 411-2 of the French Monetary and Financial
Code), without shareholders’ preferential subscription rights,
FOR
19.
Delegate authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without preserving shareholders' preferential subscription rights pursuant to
Resolutions 16, 17 and 18 above ('green shoe'),
FOR
20.
Delegate authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the
Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise), without shareholders' preferential subscription rights,
FOR
21.	Approve the overall limits pursuant to Resolution 16 to 20 above, and	FOR
22.	Amend the fifth paragraph of Article 19 of the by-laws of the Company related to general meetings in order to comply with the new provisions of Article R. 225-86 of the French Commercial Code.	FOR
We intend that this notice of the Annual General Meeting and accompanying proxy materials will be first made available to you, as a holder of record of Criteo S.A. Ordinary Shares, on or about [●], 2026. The Bank of
New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares (“ADSs”), each of which represents one Ordinary Share of the
Company.
If you are a holder of Ordinary Shares at 12:00 a.m., Paris time, on June 22, 2026, which is the record date for the Annual General Meeting (the “ORD Record Date”), you will be eligible to vote on the items to be presented at the Annual General Meeting. You may (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the Annual General
Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. You can change your vote by submitting another properly completed proxy card with a later date (i) by the Annual General Meeting if you choose to (x) grant a proxy to the chairperson of the Annual
General Meeting or (y) grant a proxy to another shareholder, your spouse or a partner with whom you are in a civil union, (ii) at any time prior to June 25, 2026 if you choose to vote in advance by mail, or (iii) by attending the
Annual General Meeting and voting in person.
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary

PRELIMINARY PROXY STATEMENT DATED APRIL 28, 2026 - SUBJECT TO COMPLETION
Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions.
We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as of April 2, 2026 (the “ADS Record Date”). If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.
Your vote is important. Please read the proxy statement and the accompanying materials. Whether or not you plan to attend the Annual General Meeting, and no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.
By order of the Board of Directors

Frederik van der Kooi
Chairperson of the Board of Directors

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS .................................	2
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING ...................................................	3
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE ......................................................	12
RESOLUTIONS 1 TO 4: ELECTION OF DIRECTORS ......................................................................	31
DIRECTOR COMPENSATION ...............................................................................................................	33
EXECUTIVE OFFICERS .........................................................................................................................	37
EXECUTIVE COMPENSATION .............................................................................................................	38
COMPENSATION DISCUSSION AND ANALYSIS ....................................................................	38
COMPENSATION COMMITTEE REPORT ................................................................................	65
COMPENSATION TABLES ...........................................................................................................	66
PAY RATIO DISCLOSURE ............................................................................................................	76
PAY VERSUS PERFORMANCE ..................................................................................................	77
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ..............................................................................................................................	83
RESOLUTION 5: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ...........................................................................	84
RESOLUTION 6 TO 8: VOTE ON THE 2025 FINANCIAL STATEMENTS AND ALLOCATION OF RESULTS ..............................................................................................................................	85
RESOLUTION 9: VOTE ON AGREEMENT REFERRED TO IN ARTICLES L. 225-38 ET SEQ. OF THE FRENCH COMMERCIAL CODE ..............................................................................	86
AUDIT COMMITTEE REPORT ..............................................................................................................	88
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .......................................................	90
DELINQUENT SECTION 16(A) REPORTS .........................................................................................	91
OWNERSHIP OF SECURITIES .............................................................................................................	92
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS ....................................	95
RESOLUTION 10: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK ....................................................................................................................	97

RESOLUTION 11: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO BUY BACK SHARES .........................................................................	99
RESOLUTION 12: VOTE ON THE AUTHORIZATION TO BE GIVEN TO THE BOARD OF DIRECTORS TO REDUCE SHARE CAPITAL BY CANCELING SHARES ACQUIRED PURSUANT TO PROVISIONS OF ARTICLE L. 225-208 OF THE FRENCH COMMERCIAL CODE .................................	100
RESOLUTION 13: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE SHARE CAPITAL BY WAY OF A BUYBACK OF COMPANY STOCK FOLLOWING THE CANCELLATION OF REPURCHASED STOCK .........................................................................................................................................	101
EQUITY RESOLUTION INTRODUCTION ...........................................................................................	102
RESOLUTION 14: AUTHORIZATION TO BE GIVEN TO THE BOARD OF DIRECTORS TO GRANT OSAS (OPTIONS TO SUBSCRIBE FOR NEW ORDINARY SHARES) OR OAAS (OPTIONS TO PURCHASE ORDINARY SHARES) OF THE COMPANY TO EMPLOYEES AND CORPORATE OFFICERS OF THE COMPANY AND EMPLOYEES OF ITS SUBSIDIARIES PURSUANT TO THE PROVISIONS OF ARTICLES L. 225-177 ET SEQ. OF THE FRENCH COMMERCIAL CODE WITHOUT SHAREHOLDERS' PREFERENTIAL SUBSCRIPTION RIGHTS ......................................	119
RESOLUTION 15: APPROVAL OF THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED OR ACQUIRED PURSUANT TO THE AUTHORIZATIONS GIVEN TO THE BOARD OF DIRECTORS BY THE 2024 ANNUAL GENERAL MEETING (TO GRANT TIME- BASED RESTRICTED STOCK UNITS AND PERFORMANCE- BASED RESTRICTED STOCK UNITS) AND PURSUANT TO RESOLUTION 14 HEREIN (TO GRANT OPTIONS TO PURCHASE OR TO SUBSCRIBE SHARES TO EMPLOYEES AND CORPORATE OFFICERS OF THE COMPANY AND EMPLOYEES OF ITS SUBSIDIARIES) .........................................................................................................................	120
RESOLUTIONS 16 to 21: FINANCIAL AUTHORIZATIONS ..............................................................	121
RESOLUTION 16: VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS .........................................................................	123
RESOLUTION 17: VOTE ON SHARE CAPITAL INCREASE, WHILE PRESERVING SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS ......................................	125
RESOLUTION 18: VOTE ON SHARE CAPITAL INCREASE THROUGH A PUBLIC OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS .........................................................................	126
RESOLUTION 19: VOTE ON OVER-ALLOTMENT OPTION, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATIONS IN RESOLUTIONS 16, 17 AND 18 (‘GREEN SHOE’) ..........................................................	128
RESOLUTION 20: VOTE ON SHARE CAPITAL INCREASE IN CONNECTION WITH A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE), WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS .........................................................................	129
RESOLUTION 21: VOTE ON THE OVERALL LIMITS PURSUANT TO RESOLUTIONS 16 TO 20 ..................................................................................................................................................	130

RESOLUTION 22: VOTE ON THE AMENDMENT OF ARTICLE 19 OF THE COMPANY’S BY- LAWS (STATUS) RELATING TO SHAREHOLDERS MEETINGS IN ORDER TO COMPLY WITH NEW PROVISIONS OF THE FRENCH COMMERCIAL CODE ............	131
SHAREHOLDER RESOLUTIONS FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS ......................................................................................................................	132
INCORPORATION BY REFERENCE ....................................................................................................	132
OTHER MATTERS ...................................................................................................................................	133
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS .............................................................................................................................	134
ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING ..............................................	Annex A-1
ANNEX B: ENGLISH TRANSLATION OF FRENCH GAAP STATUTORY FINANCIAL STATEMENTS .......................................................................................................	Annex B-1
ANNEX C: ENGLISH TRANSLATION OF IFRS CONSOLIDATED FINANCIAL STATEMENTS .......................................................................................................	Annex C-1
ANNEX D: RECONCILIATION OF CASH FROM OPERATING ACTIVITIES TO FREE CASH
FLOW ...........................................................................................................................................
Annex D-1
APPENDIX A: AMENDED 2016 STOCK OPTION PLAN ...................................................................	Appendix A-1
APPENDIX B: AMENDED AND RESTATED 2015 TIME-BASED RSU PLAN ...............................	Appendix B-1
APPENDIX C: AMENDED AND RESTATED 2015 PERFORMANCE-BASED RSU PLAN ...................................................................................................................................	Appendix C-1

PRELIMINARY PROXY STATEMENT DATED APRIL 28, 2026 - SUBJECT TO COMPLETION
Criteo S.A.
32 Rue Blanche
75009 Paris, France

PROXY STATEMENT

FOR THE ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 29, 2026

The proxy statement and annual report are available at
http://criteo.investorroom.com/annuals

This proxy statement is being furnished to you by the Board of Directors of Criteo S.A. (the
“Company,” “Criteo,” “our,” “us,” or “we”) to solicit your proxy to vote your ordinary shares, nominal value
€0.025 per share (“Ordinary Shares”) at our 2026 Annual General Meeting of Shareholders (the “Annual
General Meeting”). The Annual General Meeting will be held on June 29, 2026 at 5:00 p.m., local time, at
32 Rue Blanche, 75009 Paris, France. We intend that this proxy statement and the accompanying proxy card will be first made available on or about [●], 2026 to holders of our Ordinary Shares at 12:00 a.m.,
Paris time, on June 22, 2026 (the “ORD Record Date”). The Bank of New York Mellon, as the depositary
(the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of
American Depositary Shares as of April 2, 2026 (the “ADS Record Date”), each representing one
Ordinary Share, nominal value €0.025 per share (“ADSs”).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements and other statements that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially.
Factors that might cause or contribute to such differences include, but are not limited to: failure related to our technology and our ability to innovate and respond to changes in technology, including our use and expected use of AI, uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory, investments in new business opportunities and the timing of these investments, whether the projected benefits of acquisitions or strategic transactions, including the redomiciliation from France to Luxembourg (the “Conversion”) materialize as expected, uncertainty regarding our international operations and expansion, including related to changes in a specific country's or region's political or economic conditions or policies and related uncertainties
(such as the imposition and enforceability of tariffs), the impact of competition or client in-housing, uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters and the impact of efforts by other participants in our industry to comply therewith, our ability to obtain and utilize certain data as a result of consumer concerns regarding data collection and sharing, as well as potential limitations in accessing data from third parties, failure to enhance our brand cost-
effectively, recent growth rates not being indicative of future growth, client flexibility to increase or decrease spend, our ability to manage growth, potential fluctuations in operating results, our ability to grow our base of clients, and the financial impact of maximizing Contribution ex-TAC, as well as risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results, changes in general political, economic and competitive conditions and specific market conditions, adverse changes in the advertising industry, changes in applicable laws or accounting practices, the Conversion not being completed, the impact or outcome of any legal proceedings or regulatory actions that may be instituted against us in connection with the Conversion, failure to list our shares on Nasdaq following the Conversion or maintain our listing thereafter, inability to take advantage of the potential strategic opportunities provided by, and realize the potential benefits of, the Conversion, the disruption of current plans and operations by the Conversion, the disruption to the Company's relationships, including with employees, landowners, suppliers, lenders, partners, governments and shareholders, the future financial performance of Criteo following the Conversion, including our anticipated growth rate and market opportunity, changes in shareholders' rights as a result of the
Conversion, inability to terminate the deposit agreement and withdraw our ordinary shares from the depositary so as to terminate our ADS program in connection with the Conversion, difficulty in adapting to operating under the laws of Luxembourg, following the completion of the Conversion, a delay or failure in our ability to redomicile to the United States via the merger into a newly incorporated and wholly-owned
U.S. subsidiary for any reason, costs or taxes related to the Conversion, and those risks detailed from time-to-time under the caption "Risk Factors" and elsewhere in the Company’s SEC filings and reports, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026, and in subsequent Quarterly Reports on Form 10-Q as well as future filings and reports by the Company. Importantly, at this time, macro-economic conditions including inflation and fluctuating interest rates in the U.S. have impacted and may continue to impact Criteo's business, financial condition, cash flow and results of operations.
Except as required by law, the Company undertakes no duty or obligation to update any forward-
looking statements contained in this proxy statement as a result of new information, future events, changes in expectations or otherwise.
1 The number of shares outstanding reflects the total number of shares that can be voted at the Annual General Meeting. The number of shares that can be voted at the Annual General Meeting does not include any Company-owned treasury shares.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Who is entitled to vote at the Annual General Meeting?
As of March 31, 2026, the Company had outstanding 50,098,1391 ordinary shares (“Ordinary
Shares”), with a nominal value of EUR 0.025 per share (the “Nominal Value”), the majority of which were represented by ADSs.
Holders of record of Ordinary Shares at 12:00 a.m., Paris time, on June 22, 2026, which is the record date for the Annual General Meeting (the “ORD Record Date”) will be eligible to vote on the items to be presented at the Annual General Meeting. Holders of American Depositary Shares (“ADSs”)
registered in such holder’s name on the books of the Depositary as of the ADS Record Date may instruct the Depositary to vote the Ordinary Shares underlying its ADSs, so long as the Depositary receives such holder’s voting instructions by 12:00 p.m., Eastern Time, on June 23, 2026. Holders of ADSs held through a brokerage, bank or other account as of the ADS Record Date should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual
General Meeting as April 2, 2026 (the “ADS Record Date”).
What matters will be voted on at the Annual General Meeting and what are the Board of Directors’
voting recommendations?
There are 22 Resolutions scheduled to be considered and voted on at the Annual General
Meeting:

Resolutions within the authority of the Ordinary Shareholders’ Meeting		Board Recommendation
1.	Renew the term of office of Mr. Michael Komasinski as Director,	FOR
2.	Renew the term of office of Ms. Marie Lalleman as Director,	FOR
3.	Renew of the term of office of Mr. Ernst Teunissen as Director,	FOR
4.	Renew the term of office of Mr. Edmond Mesrobian as Director,	FOR
5.	Non-binding advisory vote to approve the compensation for the named executive officers of the Company,	FOR
6.	Approve the statutory financial statements for the fiscal year ended December 31, 2025,	FOR
7.	Approve the consolidated financial statements for the fiscal year ended December 31, 2025,	FOR
8.	Approve the allocation of results for the fiscal year ended December 31, 2025,	FOR
9.	Approve the Indemnification Agreement entered into between the Company and Ms. Stefanie Jay (agreement referred to in Articles L.225-38 et seq. of the French Commercial Code),	FOR
10.	Authorize the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,	FOR
Resolutions within the authority of the Extraordinary Shareholders’ Meeting		Board Recommendation
11.
Authorize the Board of Directors to reduce the Company’s share capital by canceling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of
Article L. 225-209-2 of the French Commercial Code,
FOR

12.
Authorize the Board of Directors to reduce the Company’s share capital by canceling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code,
FOR
13.	Delegate authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock,	FOR
14.
Authorize the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the
Company to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L. 225-177 et seq. of the
French Commercial Code without shareholders' preferential subscription rights,
FOR
15.
Approve the maximum number of shares that may be issued or acquired pursuant to Resolution 15 of the Shareholders’ Meeting dated June 25, 2024
(authorization to grant Time-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), Resolution 16 of the
Shareholders’ Meeting dated June 25, 2024 (authorization to grant
Performance-Based RSUs to employees and corporate officers of the
Company and employees of its subsidiaries), and Resolution 14 of this
Shareholders' Meeting (authorization to grant options to purchase or to subscribe shares to employees and corporate officers of the Company and employees of its subsidiaries),
FOR
16.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the
Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights,
FOR
17.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the
Company’s share capital, while preserving the shareholders’ preferential subscription rights,
FOR
18.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the
Company’s share capital, through a public offering (excluding offers covered by paragraph 1 of article L. 411-2 of the French Monetary and Financial Code), without shareholders’ preferential subscription rights,
FOR
19.
Delegate authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without preserving shareholders' preferential subscription rights pursuant to
Resolutions 16, 17 and 18 above ('green shoe'),
FOR
20.
Delegate authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan
d'épargne d’entreprise), without shareholders' preferential subscription rights,
FOR
21.	Approve the overall limits pursuant to Resolution 16 to 20 above, and	FOR
22.	Amend the fifth paragraph of Article 19 of the by-laws of the Company related to general meetings in order to comply with the new provisions of Article R. 225-86 of the French Commercial Code.	FOR
We encourage you to read the English translation of the full text of the Resolutions to be voted upon at the Annual General Meeting, which can be found in Annex A to this proxy statement.

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no other proxy materials?
We are distributing our proxy materials to holders of ADSs via the Internet under the “Notice and
Access” approach permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”).
This approach expedites shareholders’ receipt of proxy materials while conserving natural resources and reducing our distribution costs. We intend that on or about [●], 2026, we will make available to ADS holders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review the proxy materials and how to vote. If you would prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of
Internet Availability for requesting those materials.
If you hold ADSs, how do your rights differ from those who hold Ordinary Shares?
ADS holders do not have the same rights as holders of our Ordinary Shares. French law governs the rights of holders of our Ordinary Shares. The Deposit Agreement, as amended from time to time (the
“Deposit Agreement”), among the Company, the Depositary and holders of ADSs, and all other persons directly and indirectly holding ADSs from time to time, sets out the rights of ADS holders as well as the rights and obligations of the Depositary and the Company. Each ADS represents one Ordinary Share (or a right to receive one Ordinary Share) deposited with Uptevia as custodian (the “Custodian”) for the
Depositary in France under the Deposit Agreement or any successor custodian. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary’s offices are located at 240 Greenwich Street, New York, New York
10286. The Depositary is the holder of the Ordinary Shares underlying the ADSs and held on deposit with the Custodian. The Custodian’s offices are located at 3 Rue d’Antin, 75002 Paris, France.
What is the difference between holding ADSs as a beneficial owner through a broker, bank or other nominee, and as a holder of record?
If you hold ADSs as a holder of record, you may instruct the Depositary directly how to vote the
Ordinary Shares underlying your ADSs. If you hold ADSs through a broker, bank or other nominee in
“street name”, you must instruct your broker, bank or other nominee how to vote the Ordinary Shares underlying your ADSs and your broker, bank or other nominee will provide voting instructions to the
Depositary on your behalf. If you are a record holder of ADSs and fail to provide voting instructions to the
Depositary or if you hold ADSs in street name and fail to provide voting instructions to your broker, bank or other nominee, then, in each case, the Ordinary Shares underlying your ADSs will not be voted on any of the Resolutions being presented at the Annual General Meeting, except that if requested by the
Company and subject to the terms of the Deposit Agreement, the Depositary for the ADSs will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying an
ADS, including an ADS held through a broker, bank or other nominee, (i) on each Resolution included in this proxy statement that is not subject to substantial opposition and (ii) against any new matter that is submitted or existing matter that is amended following the date of the proxy statement (including during the Annual General Meeting). If such discretionary proxy under the aforementioned clause (i) is granted to the Company to vote on the Resolutions included in this proxy statement, the Company intends to vote in accordance with the Board of Directors’ recommendation on each Resolution.
From whom will I receive proxy materials for the Annual General Meeting?
If you hold Ordinary Shares registered with our registrar, Uptevia, you are considered the shareholder of record with respect to those Ordinary Shares and you will receive instructions to access the proxy materials from us. If you hold Ordinary Shares through a broker, bank or other nominee, you are considered the beneficial owner of the Ordinary Shares and you will receive proxy materials from your broker, bank or other nominee.
If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive the Notice of Internet Availability and, if requested,

other proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the Notice of Internet Availability and, if requested, other proxy materials from your broker, bank or other nominee.
How can I vote my Ordinary Shares or ADSs?
If you hold Ordinary Shares, you have the right to (i) vote at the Annual General Meeting, (ii)
vote in advance by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, provided in each case that you are the holder of record of such Ordinary Shares on the ORD Record Date. You may vote in person at the
General Meeting by requesting an admission card by checking the appropriate box on your proxy card. If you would like to submit your proxy card by mail, simply mark the proxy card in accordance with the instructions and date, sign and return it. If you choose to vote by mail, your proxy card must be received by Uptevia by June 25, 2026 in order to be taken into account. If you cast your vote by appointing the chairperson of the Annual General Meeting as your proxy, the chairperson of the Annual General Meeting will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. If you appoint another shareholder, your spouse or your partner with whom you are in a civil union to act as your proxy, such proxy must be written and made known to the Company, and such other shareholder’s proxy must be received by Uptevia by June 25, 2026 in order to be taken into account.
If you are a holder of ADSs and you are an ADS record holder, you may instruct the
Depositary directly how to vote the Ordinary Shares underlying your ADSs. We have been informed by the Depositary that it has set the ADS Record Date for the Annual General Meeting as April 2, 2026. If you
hold ADSs through a broker, bank or other nominee in “street name”, you must instruct your broker, bank or other nominee how to vote the Ordinary Shares underlying your ADSs and your broker, bank or other nominee will provide voting instructions to the Depositary on your behalf. If you held ADSs as of the ADS
Record Date, you have the right to instruct the Depositary, if you held your ADSs directly, or the right to instruct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 12:00 p.m., Eastern Time, on
June 23, 2026, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct. If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you timely provide the Depositary, or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the
Deposit Agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.
You may exercise the right to vote the Ordinary Shares underlying your ADSs by surrendering your ADSs and withdrawing the Ordinary Shares represented by your ADSs pursuant to the terms described in the Deposit Agreement. However, in connection with voting at the Annual General Meeting and in accordance with the Deposit Agreement, we understand that the Depositary has temporarily suspended surrenders of ADSs for the purpose of withdrawing the Ordinary Shares during the period from
April 1, 2026 until June 30, 2026, the day after the Annual General Meeting (the “Suspension Period”).
Notwithstanding such temporary suspension, a holder of ADSs may still request the Depositary to permit it to surrender ADSs and withdraw the Ordinary Shares represented by such ADSs during the Suspension
Period, so long as such surrendering holder certifies in writing to the Depositary that: (i) it was the owner of all ADSs being surrendered (the “Surrendered ADSs”) as of the ADS Record Date and has the power to vote and dispose of the Surrendered ADSs; (ii) it has not, prior to the date of such certification, provided and will not provide following the date of such certification, voting instructions with respect to voting the
Ordinary Shares underlying the Surrendered ADSs at the Annual General Meeting to either the
Depositary or to a broker, bank or other nominee that is the registered holder of any Surrendered ADSs;

(iii) it will not, at any time on or after the date of such certification, cause or attempt to cause the Ordinary
Shares underlying any Surrendered ADSs to be voted more than once, including by providing any voting instructions with respect to voting the Ordinary Shares underlying any Surrendered ADSs at the Annual
General Meeting to either the Depositary or to a broker, bank or other nominee that is the registered holder of any Surrendered ADSs; and (iv) it confirms its understanding that in the event that it has provided or does provide such voting instructions referenced in the foregoing clauses (ii) and (iii) or otherwise cause the Ordinary Shares underlying any Surrendered ADSs to be voted more than once, any votes cast with respect to Ordinary Shares that are withdrawn upon surrender of Surrendered ADSs will be void and not be counted as votes cast at the Annual General Meeting. Even if you are able to withdraw
Ordinary Shares during the Suspension Period by providing the required certification, it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual
General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may also incur additional costs associated with the surrender process.
How will my Ordinary Shares be voted if I do not vote?
If you hold Ordinary Shares and do not (i) vote at the Annual General Meeting, (ii) vote by submitting in advance a proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the
Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.
If you hold Ordinary Shares and you vote in advance by mail, your Ordinary Shares will be treated as abstentions (which will not be counted as a vote “FOR” or “AGAINST”) on any matters with respect to which you did not make a selection.
If you hold Ordinary Shares and grant your voting proxy directly to the chairperson of the Annual
General Meeting, your Ordinary Shares will be voted in accordance with the Board of Directors’
recommendations.
How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee or if a matter is subsequently added to the agenda of the Annual General Meeting (including during the Annual General Meeting)?
If you are a registered holder of ADSs and do not provide voting instructions to the Depositary on how you would like the Ordinary Shares underlying your ADSs to be voted on one or more matters or do not return your voting instruction form or if you are a beneficial holder of ADSs and do not return your voting instruction form to your broker, bank or other nominee, the Ordinary Shares underlying your ADSs will not be voted on the Resolutions being presented at the Annual General Meeting, except that if requested by the Company subject to the terms of the Deposit Agreement, the Depositary for the ADSs will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying an ADS, including an ADS held through a broker, bank or other nominee, (i) on each
Resolution included in this proxy statement that is not subject to substantial opposition and (ii) against any new matter that is submitted or existing matter that is amended following the date of this proxy statement
(including during the Annual General Meeting). If such discretionary proxy under the foregoing clause (i) is granted to the Company to vote on the Resolutions included in this proxy statement, the Company intends to vote in accordance with the Board of Directors’ recommendation on each Resolution.
Can I surrender my ADSs and withdraw the underlying Ordinary Shares during the period between the ADS Record Date and the ORD Record Date?
In connection with voting at the Annual General Meeting and in accordance with the Deposit
Agreement, we understand that the Depositary has temporarily suspended surrenders of ADSs for the purpose of withdrawing the Ordinary Shares during the Suspension Period (from April 1, 2026 until June
30, 2026). Notwithstanding such temporary suspension, a holder of ADSs may still request the Depositary to permit it to surrender ADSs and withdraw the Ordinary Shares represented by such ADSs during the

Suspension Period, so long as such surrendering holder certifies in writing to the Depositary that: (i) it was the owner of all Surrendered ADSs as of the ADS Record Date and has the power to vote and dispose of the Surrendered ADSs; (ii) it has not, prior to the date of such certification, provided and will not provide following the date of such certification, voting instructions with respect to voting the Ordinary
Shares underlying the Surrendered ADSs at the Annual General Meeting to either the Depositary or to a broker, bank or other nominee that is the registered holder of any Surrendered ADSs; (iii) it will not, at any time on or after the date of such certification, cause or attempt to cause the Ordinary Shares underlying any Surrendered ADSs to be voted more than once, including by providing any voting instructions with respect to voting the Ordinary Shares underlying any Surrendered ADSs at the Annual General Meeting
to either the Depositary or to a broker, bank or other nominee that is the registered holder of any
Surrendered ADSs; and (iv) it confirms its understanding that in the event that it has provided or does provide such voting instructions referenced in the foregoing clauses (ii) and (iii) or otherwise cause the
Ordinary Shares underlying any Surrendered ADSs to be voted more than once, any votes cast with respect to Ordinary Shares that are withdrawn upon surrender of Surrendered ADSs will be void and not be counted as votes cast at the Annual General Meeting.
How will my Ordinary Shares be voted if I grant my proxy to the chairperson of the Annual General
Meeting?
If you are a holder of Ordinary Shares and you grant your proxy to the chairperson of the Annual
General Meeting, the chairperson of the Annual General Meeting will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the Board of Directors in Resolutions 1 to 4 and “FOR” each of Resolutions
5 to 22.
Could other matters be decided at the Annual General Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement, that may properly come before the Annual General Meeting.
Holders of Ordinary Shares: To address the possibility of another matter being presented at the
Annual General Meeting, holders of Ordinary Shares who choose to vote in advance by mail may use their proxy card to (i) grant a proxy to the chairperson of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting (which will not be counted as a vote
“FOR” or “AGAINST”) on such matters, or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will be voted
“AGAINST” such matters.
If a holder of Ordinary Shares chooses to grant a proxy to the chairperson of the Annual General
Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairperson of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions.
Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement, or for which specific voting instructions are not provided by the holder of such ADSs, except that if requested by the Company subject to the terms of the Deposit Agreement, the
Depositary for the ADSs will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying an ADS, including an ADS held through a broker, bank or other nominee,
(i) on each Resolution included in this proxy statement that is not subject to substantial opposition and (ii)
against any new matter that is submitted or existing matter that is amended following the date of this proxy statement (including during the Annual General Meeting). If such discretionary proxy under the foregoing clause (i) is granted to the Company to vote on the Resolutions included in this proxy statement, the Company intends to vote in accordance with the Board of Directors’ recommendation on each Resolution.
Who may attend the Annual General Meeting?
Holders of record of Ordinary Shares as of the ORD Record Date and ADS holders as of the ADS
Record Date, or their duly appointed proxies, may attend the Annual General Meeting. Holders of
Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy card, dating and signing it, and returning the proxy card by regular mail or by presenting evidence of their status as a shareholder at the Annual General Meeting as of the ORD
Record Date.
Holders of ADSs may be asked to provide proof of ownership in order to be admitted to the
Annual General Meeting, such as their most recent account statement or other similar evidence confirming their ownership as of the ADS Record Date.
Holders of Ordinary Shares or ADSs can obtain directions to the Annual General Meeting by contacting our Investor Relations department by phone at +1 929 287 7835 or by email at
InvestorRelations@criteo.com.
Can I submit questions to be answered during the Annual General Meeting?
You can submit questions during the Annual General Meeting and in advance of the Annual
General Meeting. Questions submitted in advance of the Annual General Meeting must be sent to the
Company in written form at least four business days prior to the date of the Annual General Meeting.
Such questions should be directed to the attention of the Chief Executive Officer of the Company and can
be sent either by mail to the Company’s registered office at Criteo S.A., 32 Rue Blanche, 75009 Paris,
France with acknowledgment of receipt or by email to our Investor Relations department at
InvestorRelations@criteo.com, in each case, accompanied with proof of a shareholding certificate. Proper questions raised in advance of the meeting in accordance with these procedures will be addressed by the
Company during the Annual General Meeting.
Can I vote at the Annual General Meeting?
If you hold Ordinary Shares as of the ORD Record Date you may vote at the Annual General
Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.
If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs at the
Annual General Meeting.
Can I change my vote and/or revoke my proxy?
Yes. If you are a holder of Ordinary Shares you can change your vote and/or revoke your proxy by submitting another properly completed proxy card with a later date (i) by the Annual General Meeting if you choose to (x) grant a proxy to the chairperson of the Annual General Meeting or (y) grant a proxy to another shareholder, your spouse or a partner with whom you are in a civil union, (ii) at any time prior to
June 25, 2026 if you choose to vote in advance by mail, or (iii) by attending the Annual General Meeting and voting in person.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the Ordinary Shares underlying your ADSs.

What is an “abstention” and how would it affect voting?
With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes in advance by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter. With respect to ADSs, an “abstention” occurs when a shareholder sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.
An abstention by a holder of Ordinary Shares or by a holder of ADSs will be counted toward the presence of a quorum. Because an abstention from voting is not voted affirmatively or negatively, it will have no effect on the approval of any of the Resolutions.
What is a broker non-vote?
A broker non-vote occurs when a broker, bank or other nominee votes on behalf of a beneficial owner for the Annual General Meeting but does not vote on a particular Resolution because such broker, bank or other nominee does not have discretionary voting power with respect to that Resolution and has not received voting instructions from the beneficial owner. All Ordinary Shares are held in registered name
(in accordance with French law) and only ADSs may be held through a broker, bank or other nominee. If requested by the Company and subject to the terms of the Deposit Agreement, if the holder of an ADS does not provide voting instructions, the Depositary for the ADSs will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying an ADS, including an ADS held through a broker, bank or other nominee, (i) on each Resolution included in this proxy statement that is not subject to substantial opposition and (ii) against any new matter that is submitted or existing matter that is amended following the date of this proxy statement (including during the Annual General Meeting).
If there are broker non-votes at the Annual General Meeting, then broker non-votes will be considered present for the purposes of establishing a quorum, but will not count as votes cast at the Annual General
Meeting. Because of this, we do not expect there to be any broker non-votes at the Annual General
Meeting. If there are broker non-votes at the Annual General Meeting, then broker non-votes will be considered present for the purposes of establishing a quorum, but will not count as votes cast at the
Annual General Meeting.
What are the quorum requirements for the Resolutions?
In deciding the Resolutions that are scheduled for a vote at the Annual General Meeting, each shareholder as of the ORD Record Date is entitled to one vote per Ordinary Share. Under our by-laws, in order to take action on the Resolutions, a quorum, consisting of the holders of one-third of the Ordinary
Shares entitled to vote, must be present in-person or by proxy. Abstentions and broker non-votes (if any)
are treated as Ordinary Shares that are present for purposes of determining the presence of a quorum. If a quorum is not present, the meeting will be adjourned.
What are the voting requirements for the Resolutions?
The affirmative vote of a majority of the total number of votes cast by shareholders present or represented is required for the election of each director nominee named in Resolutions 1 to 4 and for the approval of each matter described in Resolutions 5 to 10. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee, and the votes cast “FOR” a Resolution must exceed the aggregate of the votes cast “AGAINST” that Resolution.
For approval of Resolutions 11 through 22, the affirmative vote of two-thirds of the total number of votes cast by shareholders present or represented is required. Abstentions and broker non-votes (if any) will not count as votes cast on any of the Resolutions to be presented at the Annual General Meeting.
Who will count the votes?
Representatives of Uptevia will tabulate the votes and act as inspectors of election.

Who will conduct the proxy solicitation and how much will it cost?
The Company is making this proxy solicitation and will pay all expenses in connection with the solicitation of proxies for the Annual General Meeting. Our directors and certain of our employees may solicit proxies in person or by telephone, email or other means. These employees and directors will not be paid additional compensation for these services, other than for reimbursement of expenses. In addition, to aid in the solicitation of proxies, we have retained Innisfree as proxy solicitor for a fee of up to $40,000.00, plus reimbursement of expenses and indemnification against certain losses, costs and expenses.
We will make arrangements with the Depositary, brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of ADSs, and we will reimburse the
Depositary and such intermediaries for their related expenses.
Where can I find the documents referenced in this proxy statement?
The following documents are included in this proxy statement: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2025 prepared in accordance with generally accepted accounting principles as applied to companies in France (“French
GAAP”), (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2025 prepared in accordance with International Financial Reporting Standards
(“IFRS”) as adopted by the European Union, and (iii) an English translation of the full text of the
Resolutions to be submitted to shareholders at the Annual General Meeting. This proxy statement will be accompanied by the Company’s 2025 Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2025 prepared under generally accepted accounting principles as applied in the United States (“U.S. GAAP”). The Company’s
2025 Annual Report on Form 10-K was filed with the SEC on February 26, 2026 and is available on our website at http://criteo.investorroom.com. In addition, once available, the Report of the Board of Directors and the Management Report will be posted on our website at http://criteo.investorroom.com and filed with the SEC. Information contained on, or that can be accessed through, any website referenced herein does not constitute a part of this proxy statement. Websites referenced herein are included solely as an inactive textual reference.
You may obtain additional information, which we make available in accordance with French law, by contacting the Company’s Investor Relations department at Criteo S.A., 32 Rue Blanche, 75009 Paris,
France, or by emailing InvestorRelations@criteo.com. Such additional information includes, but is not limited to, the statutory auditors’ reports and the report prepared by the independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code referenced in the
Resolutions described below.
Who can I contact if I have questions about voting my Ordinary Shares or ADSs or attending the
Annual General Meeting?
If you have any questions about voting your Ordinary Shares or ADSs or attending the Annual
General Meeting, please contact our Investor Relations department by phone at +1 (929) 287-7835 or by email at InvestorRelations@criteo.com, or our proxy solicitor, Innisfree, in the United States at (877)
717-3923 and outside the United States at +1 (412) 232-3651.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our Board of Directors believes that having a mix of directors with complementary qualifications, expertise, experience, backgrounds, and attributes is essential to meeting its multifaceted oversight responsibilities, representing the best interests of our shareholders, and providing practical insights and a wide range of perspectives.

Board Member / Nominee	Technology	Corporate Finance and Accounting	Public Company Board	Leadership (CEO/ Business Unit)	Global Business Operations	Strategy / Business Transformation	M&A	Marketing	Cyber- security
Nathalie Balla	x	x	x	x	x	x	x	x
Stefanie Jay	x	x	x	x	x	x	x	x
Michael Komasinski	x			x	x	x	x	x	x
Frederik van der Kooi	x	x		x	x	x	x
Marie Lalleman	x		x	x	x	x		x
Edmond Mesrobian	x		x		x	x	x		x
Rachel Picard	x		x	x	x	x	x	x
Ernst Teunissen	x	x	x	x	x	x	x	x	x
The lack of a skill in the above table does not mean that the director does not possess that skill or experience. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent qualification or characteristic that the director brings to the Board of
Directors.
Director and Director Nominee Biographies
Presented below is information with respect to the Board of Director’s eight incumbent directors and its director nominees. The information presented below for each such person includes the specific experience, qualifications, attributes and skills that led the Board of Directors to conclude that such person should serve on the Board of Directors.

Michael Komasinski CEO & Director Age: 55 Director since: 2025	Professional Experience
•Chief Executive Officer of the Americas, President of Global Data and Technology, dentsu (2023 –
2025)
•Global Chief Executive Officer, Merkle (2015 – 2023)
•Chief Operating Officer, Razorfish (2014 – 2015)
•President, Schawk Retail Marketing, SGK (2010 – 2014)
•Vice President Global Operations, Nielsen (2003 – 2010)

Key Skills & Qualifications
•Technology / AdTech / Retail Media Expertise: Mr. Komasinski brings over 20 years of AdTech expertise and a proven track record of driving accelerated growth, AI-driven innovation and scale.
He has vast retail media expertise, having grown Merkle's retail media consulting practice and combining it with dentsu's leading media buy-side capabilities.
•Strategy / Business Transformation Experience: At dentsu, Mr. Komasinski led the technological transformation of its product suite during a time of rapid innovation. Those efforts included embedding AI across dentsu’s products and platforms to enhance value for clients and defining dentsu’s client-facing data drive, technology strategy, which resulted in significant enterprise client wins.
•Global Business Experience: Prior to joining dentsu, Mr. Komasinski was responsible at Merkle for overseeing a staff of more than 14,000 employees in over 50 locations throughout the
Americas, EMEA, and APAC. He previously served in leadership positions at Razorfish, Schawk
Retail Marketing, The Nielsen Company, and A.T. Kearney. Mr. Komasinski is a board member of the Ad Council and the Interactive Advertising Bureau (IAB).

Current Organizations
•Director, Ad Council (2023 – Present) •Director, Interactive Advertising Bureau (IAB) (2025 – Present)
Education
•Bachelor of Science in Engineering and Philosophy, Vanderbilt University •MBA degree, Indiana University’s Kelley School of Business

Frederik van der Kooi Chairperson of the Board & Independent Director Age: 59 Director since: 2023 Committee: Nomination & Corporate Governance	Professional Experience
•Microsoft Corporation
◦Corporate Vice President (Microsoft Advertising) (2010 – 2021)
◦Corporate Vice President & COO (Online Services Division) (2009 – 2010)
◦Corporate Vice President & CFO (Online Services Division and Windows) (2006 – 2009)
◦General Manager (Finance – EMEA) (2003 – 2006)
◦Senior Finance Director (Western Europe) (2001 – 2003)
◦Finance Director (Benelux) (1999 – 2001)
•Previously held numerous finance and business roles at General Motors including CFO of IBC
Vehicles

Key Skills & Qualifications
•Technology / AdTech Expertise: Mr. van der Kooi has deep expertise in digital advertising, leading Microsoft’s digital advertising business for over a decade, covering search, display, native, retail media and video offerings and leading strategy, sales, marketing and partnerships globally.
•Corporate Finance / M&A Experience: Mr. van der Kooi led Microsoft’s acquisitions and integration of PromoteIQ in retail media, Xandr and others, and closed transformative business partnerships with Yahoo, AOL, AppNexus and global agency partners.
•Strategy / Business Transformation Experience: Mr. van der Kooi built and scaled Microsoft’s global advertising business fivefold over a decade, reaching ~$10bn by the end of his tenure.
•Global Business Experience: Throughout his career, Mr. van der Kooi has led multi-country teams and held positions of leadership in the United States, Western Europe and the United
Kingdom.

Education
•Master of Business Administration, Instituto de Estudios Superiores de la Empresa (IESE) •Bachelor of Business Administration, Nyenrode University

Nathalie Balla Independent Director Age: 58 Director since: 2017 Committee: Audit and Compensation	Professional Experience
•Co-owner and Chief Executive Officer (2014 – 2022), Chief Executive Officer (2009 – 2014), La
Redoute
•Co-owner and Managing Director (2014 – 2022), Relais Colis
•Managing Director, Robert Klingel Europe (2005 – 2008)
•Executive Committee (International Operations), Quelle and Neckermann (2001 – 2005)
•Managing Director, Quelle Versand and Mode&Preis Switzerland (1998 – 2001)
•Managing Director, Madeleine Switzerland and Austria (1992 – 1998)
•Auditor, Price Waterhouse Switzerland (1990 – 1991)

Key Skills & Qualifications
•Retail Media Expertise: Ms. Balla brings extensive experience in retail media and a keen understanding of how to successfully influence customers at points of purchase having served as
CEO of La Redoute, the number one online retailer for apparel and home & decoration in France and one of Europe's largest home shopping organizations.
•Global Business Experience: Throughout her career, Ms. Balla has led multi-country teams in the retail industry, including serving as a key leader in charge of international operations at
German retailer Quelle and Neckermann and as the CEO of La Redoute at Redcats, part of
Kering.
•Strategy / Business Transformation Experience: Ms. Balla led the turnaround and successful transformation of Relais Colis and La Redoute by leveraging her deep experience in the digitalization of physical retail to grow sales.
•Corporate Finance / M&A Experience: Ms. Balla led the acquisition, capital raising and transformation of Relais Colis and La Redoute, leading to the ultimate sale of La Redoute to
Galeries Lafayette Group and Relais Colis to Walden Group in 2022.

Other Boards (within past five years)
•Director, Edenred (OTCMKTS: EDNMY) (2023 – Present) •Director, IDI (EPA: IDIP) (2021 – Present) •Director, DEE Tech (acquired July 2023) (2021 – 2023)
Current Organizations
•Partner, 50 Partners Digital, Healthcare, Impact (2023 – Present) •Vice-President, FEVAD (2014 – 2022)
Education
•PhD in Business Administration (Finance and Accounting), Sankt Gallen University •Master Degree, École supérieure de commerce (ESCP-EAP) of Paris

Stefanie Jay Independent Director Age: 47 Director Since: 2025 Committee: Audit	Professional Experience
•Senior Vice President and Chief Business and Strategy Officer, eBay, Inc (2021 – 2024)
•Walmart, Inc
◦Vice President and General Manager (Walmart Media Group (now Walmart Connect)) (2017
– 2021)
◦Vice President and Head of M&A and Strategic Partnerships, Global eCommerce (2015 –
2017)
•Goldman Sachs & Co.
◦Vice President, Investment Banking Division (2013 – 2015)
◦Vice President and Head of Client Strategy Group, Executive Office (2009 – 2012)
◦Vice President, Consumer Retail Group, Investment Banking Division (2001 – 2009)

Key Skills & Qualifications
•Retail Media Expertise: Ms. Jay served as Vice President and General Manager at Walmart
Connect, where she transformed its advertising business, grew revenue over 7x and significantly scaled its platform and operations.
•E-commerce and Global Business Experience: Ms. Jay brings nearly 20 years of experience across omnichannel retail, e-commerce, and global digital marketplaces and most recently served as Senior Vice President and Chief Business and Strategy Officer of eBay. At eBay, Ms. Jay led
the development of a new strategic vision and planning approach, contributing to its return to growth and improved operating margins.
•Corporate Development / M&A Experience: Ms. Jay brings strong experience in global strategy and corporate development. She led global M&A and business development initiatives at Walmart, including the acquisition of Jet.com and key strategic investments and partnerships. At eBay, Ms.
Jay also led the acquisition and integration of five category-leading companies, notably Goldin
Auctions and TCG Player, and 10 investments to strengthen eBay’s category positioning.
•Capital Markets Experience: Ms. Jay spent over a decade at Goldman Sachs, where she held leadership roles in investment banking and client strategy, including in its Consumer and Retail
Group and Executive Office.

Other Boards (within past five years)
•Director, MiniLuxe Holding Corp (TSXV:MNLX) (2021 – Present) •Director, PWP Forward Acquisition Corp (FRW) (2021 – 2022)
Education
•Bachelor of Arts in Economics, Columbia University

Marie Lalleman Independent Director Age: 61 Director since: 2019 Committee Chair: Nomination & Corporate Governance	Professional Experience
•Global External Advisor (Customer/Marketing, Data and Retail Practices, Bain & Company)
•Chairwoman of the Advisory Board of Vusion S.A.
•The Nielsen Company
◦Executive Vice President (Global Strategic Partners, France/USA) (2017 – 2021)
◦Global Partner, Amazon (Retail, Advertising) (2017 – 2021)
◦Global Operating Leadership Team, USA (Nielsen Media) (2017 – 2021)
◦Retailers Global Partnership & Global Client Partner (Carrefour Group, France) (2007 – 2017)
◦Nielsen Executive Committee, Europe (2007 – 2017)
◦International Client Business Partner for EMEA, Asia, Latam (Unilever/Kimberly Clark, UK/
France) (2001 – 2006)
◦Business Unit Director, EMEA (1998 – 2001)
◦International Client Director, Europe (1992 – 1997)
•Held leadership positions at several other global companies including Dataquest (Dun &
Bradstreet Group), EMS-Chemie and Carillon Importers

Key Skills & Qualifications
•Technology / AdTech Expertise: Ms. Lalleman’s tenure holding various senior positions at The
Nielsen Company has given her deep global expertise with the retail and media digital players as well as an understanding of the transformation dynamics of the industry.
•Strategy / Business Transformation Experience: With extensive leadership experience at
Nielsen, particularly in driving data-driven strategic growth, Ms. Lalleman leveraged her deep expertise in retail, e-commerce and digital media to lead Nielsen in navigating digital disruption and business model transformation.
•Global Business Experience: Throughout her career, Ms. Lalleman has led multi-country teams and has worked in a broad range of industries in the United States as well as in Western and
Eastern Europe.
•Retail Media: Ms. Lalleman brings extensive experience in understanding how retailers transform their business models implementing innovative enterprise data strategy and Retail Media solutions, having served as Global Strategic Partner with Nielsen for e-commerce, digital media &
retail global players, and current retail advisory practice.

Current Organizations
•Chairwoman of Advisory Board of Vusion S.A. (2024 – Present) •Member of the Advisory Board of Tech-for-Retail Conference
Other Boards (within past five years)

•Director & Chair of Nomination & Remuneration Committee, Trainline (LON: TRN) (2024 –Present)
•Director & Chair of the Remuneration Committee, Payfit SA (2023 – Present)
•Director & Chair of Nomination & Remuneration Committee, Patrizia (ETR: PAT) (2021 – 2024)

Education
•Diploma in International Business Management and Administration, Kedge School of Business

Edmond Mesrobian Independent Director Age: 65 Director since: 2017 Committee: Compensation	Professional Experience
•Chief Technology and Information Officer, Nordstrom (USA) (2018 – 2022)
•Group Chief Technology Officer, Tesco (2015 – 2018)
•Chief Technology Officer, Expedia Group (2011 – 2014)
•Chief Technology Officer, RealNetworks (2003 – 2010)
•Chief Technology Officer, ARTISTdirect (2002 – 2003)
•Previously held various CTO and leadership positions at Amplified Holdings, Checkout.com and
The Walt Disney Company

Key Skills & Qualifications
•Retail Media Expertise: Mr. Mesrobian was responsible for implementing Nordstrom’s first retail media solution in his role as its Chief Technology and Information Officer.
•Technology / AdTech Expertise: Mr. Mesrobian has extensive experience as an information technology executive having served as Chief Technology Officer of several global companies, including Nordstrom, Tesco and Expedia, over 20+ years.
•Strategy / Business Transformation Experience: Mr. Mesrobian has demonstrated expertise in crafting and executing corporate strategies to drive growth and innovation. During his time at
Nordstrom, he focused on transforming the company into a digital first enterprise interconnected by the Nordstrom Analytical Platform to power customer, merchandising and inventory processes.
At Tesco, as part of the company’s One Tesco initiative, he focused on strengthening the company's technological capabilities and creating innovative solutions for its customers.
•Global Business Experience: Mr. Mesrobian has extensive experience leading teams at large international companies, including Tesco and Expedia, to enhance digital strategy and customer engagement efforts with global audiences. At RealNetworks, he focused on media solutions
(music, video, and gaming) for direct-to-consumer subscription services as well as SaaS offerings to global telecom and cable operators.

Other Boards
•Director, Apigee Corporation (acquired in November 2016) (2015 – 2016) •Director, Entain Plc (May 2025 – present)
Education

•Ph.D. in Computer Science, University of California, Los Angeles
•Master of Science in Computer Science, University of California, Los Angeles
•Bachelor of Science in Math and Computer Science, University of California, Los Angeles

Rachel Picard Independent Director Age: 59 Director since: 2017 Committee: Nomination & Corporate Governance	Professional Experience
•Co-founder and Chief Executive Officer of Velvet (2024 – Present)
•Chief Executive Officer of SNCF Voyages (2014 – 2020)
•Chief Executive Officer of SNCF Gares & Connexions at SNCF Group (2012 – 2014)
•Chief Executive Officer of Thomas Cook France and Deputy General Manager of Tour Operating
and Marketing at Thomas Cook Group (2010 – 2012)

Key Skills & Qualifications
•Business Transformation: As the former CEO of SNCF Voyages, Ms. Picard brings extensive expertise in overseeing and executing successful transformations of large businesses to Criteo’s boardroom. She led a comprehensive transformation of SNCF Train Stations and the TGV business model, which increased growth, quality and profitability and launched two new services that expanded the company’s market reach.
•Digital and E-Commerce Strategies: Ms. Picard has over 20 years of experience leading innovative product design projects and her strategic vision has supported early integrated digital efforts in e-commerce, including as the former Head of voyages-sncf.com. Her first-hand knowledge in developing and executing digital strategies adds significant digital innovation and e-
commerce expertise to the Board of Directors to guide Criteo’s unified technology platform.
•Global CEO Experience: Ms. Picard successfully developed and led corporate strategies, including as CEO of SNCF Voyages and SNCF Gares & Connexions, where she drove the implementation of technology enhancements and service improvement of its high-speed train network, strengthening the long-term value of SNCF for customers and investors. She brings valuable experience leading large, complex companies that supports the ability of Criteo’s Board of Directors to effectively oversee management and increase accountability. She also brings an entrepreneurial experience, building business models and growth expertise as co-founder and
CEO of a greenfield train operator, backed by an investment of 1 billion euros.

Other Boards (within past five years)
•Director, AXA S.A. (EPA: CS) (2022 – Present) •Member, Supervisory Board of Rocher Participations (2020 – 2024) •Director, Compagnie des Alpes (EPA: CDA) (2009 – 2022)
Education
•Master’s Degree, HEC Paris

Ernst Teunissen Independent Director Age: 59 Director since: 2024 Committee Chair: Compensation Committee: Audit and Compensation	Professional Experience
•Chief Financial Officer of TripAdvisor & Chief Executive – Viator, TheFork & CruiseCritic, business units of TripAdvisor (2015 – 2022)
•Chief Financial Officer of Cimpress (2009 – 2015)
•Founder, ThreeStone Ventures & Co-Founder, Manifold Partners (2003 – 2009)
•Executive Director (Media & Communications), Morgan Stanley (1999 – 2003)
•Senior Associate Director (Global Telecommunications), Deutsche Bank (1997 – 1999)
•Senior Strategy Consultant, Monitor Company (1990 – 1997)

Key Skills & Qualifications
•Corporate Finance / M&A Experience: Most recently, Mr. Teunissen led global finance operations and was responsible for multiple acquisitions, investments and joint ventures as the
CFO of TripAdvisor. Prior to that, as CFO of Cimpress, Mr. Teunissen oversaw revenue growth from $600 million to $1.8 billion and multiple successful acquisitions.
•Capital Market Experience: Throughout his career as an investment banker and a public company CFO, Mr. Teunissen has executed a significant number of capital market transactions including IPOs, equity follow-ons and debt issuances.
•Technology / AdTech Expertise: Mr. Teunissen has deep experience in consumer internet, online marketplaces and online advertising stemming from his tenure at TripAdvisor, where he drove growth acceleration of several business units, as well as his tenure at Cimpress.
•Global Business Experience: Over the course of his 30-year career, Mr. Teunissen has held numerous leadership positions in the United States, Europe and Asia.

Other Boards (within past five years)

•Member, Supervisory Board & Audit Committee, Just Eat Takeaway.com NV (2024 – Present)
•Director, Chair of Audit Committee & Member of Audit Committee, Printful (2021 – Present)
•Director, Supervisory Board, LuxExperience B.V. (2025 – Present)

Education
•Post-Graduate Diploma, University of Surrey •Master of Business Administration, University of Oregon •BBA, Nijenrode University, The Netherlands School of Business
Family Relationships
There are no family relationships among any of our executive officers, directors or director nominees.
Board Leadership and Corporate Governance Framework
Our governance framework provides the Board of Directors with flexibility to select the appropriate board leadership structure for the Company. The Board of Directors has reviewed its leadership structure in light of the Company’s operating and governance environment and determined that, due to his respective significant expertise and history with the Company, Mr. van der Kooi should serve as chairperson of the Board of Directors until his term as director expires at the 2027 annual general meeting of shareholders. Ms. Picard, who had previously served as chairperson of the Board of Directors, resigned from her position as chairperson effective April 9, 2025, but continues to serve on the Board of Directors.
Because the Board of Directors currently has an independent chairperson, the Board of Directors does not currently utilize a lead independent director. The Board of Directors previously determined that it was appropriate to have a lead independent director for so long as the chairperson of the Board of
Directors is holding an executive position, or otherwise is not an independent director.
Although our chairperson and Chief Executive Officer positions are currently separated, our Board of Directors does not have a policy that requires the combination or separation of these roles. Given the dynamic and competitive environment in which we operate, the Board of Directors continues to believe that retaining the flexibility to vary the leadership structure as appropriate based on certain circumstances over time is in the best interests of the Company and its shareholders at this time.
Our corporate governance framework enables our Board of Directors and management to pursue our goals and strategic objectives in seeking to maximize long-term shareholder value. Our Board of
Directors has adopted corporate governance guidelines that set forth the role of our Board of Directors, board composition and structure (including independence requirements), board membership criteria, and other governance policies. In addition, our Board of Directors has adopted written charters for its standing committees (audit, compensation, and nomination and corporate governance), as well as certain other policies, as detailed below. The Board of Directors is committed to sound corporate governance, and regularly evaluates its practices to ensure alignment with our strategy and execution and seek opportunities for improvement. Annually, the Board of Directors considers updates to our corporate governance framework based on shareholder feedback, results from the annual general shareholders meeting, the Board of Directors and committees’ self-assessments, governance best practices, and regulatory developments.

Our Corporate Governance Documents

•By-laws	•Anti-Corruption Policy
•Code of Business Conduct & Ethics	•Clawback Policy
•Corporate Governance Guidelines and Board Charter	•Insider Trading Policy
•Third Party Code of Conduct	•Compensation Committee Charter
•Executive Share Ownership Guidelines	•Audit Committee Charter
•Non-Employee Director Share Ownership Guidelines	•Nomination and Corporate Governance Committee Charter

These documents are available on our website at http://criteo.investorroom.com under “Governance Documents” or at http://criteo.com/sustainability/.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, temporary workers and interns, officers and directors, including our chief executive and senior financial officers. The audit committee is responsible for overseeing the Code of
Conduct, and our Board of Directors is required to approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct or waivers of its requirements required to be disclosed under the rules of the SEC or Nasdaq will be disclosed on our website.
Insider Trading and Anti-Hedging/Pledging Policies
We have an Insider Trading Policy governing the purchase, sale and other dispositions of Criteo’s securities that applies to our directors, officers and employees. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. In addition, with regards to the Company’s trading in its own securities, it is the policy of the Company to comply with applicable U.S. securities laws and exchange listing requirements.
Additionally, our Insider Trading Policy makes clear that all subject persons may not (i) trade in options, warrants, puts, calls or other similar derivative instruments on Company securities or sell
Company securities “short,” (ii) hold Company securities in margin accounts, (iii) engage in hedging transactions and all other forms of monetization transactions (including through the use of financial instruments, such as prepaid variable forwards, equity swaps, collars and exchange funds) or (iv) pledge
Company securities as collateral for loans.

A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025.
Human Rights Policy
In February 2020, we adopted a Global Human Rights Policy. While governments have the primary responsibility for protecting and upholding the human rights of their citizens, Criteo recognizes our responsibility to respect internationally recognized standards of fair treatment and non-discrimination in our operations. Standards that we look to and are guided by include the United Nations (“UN”) Guiding
Principles on Business and Human Rights and the UN Universal Declaration of Human Rights. Further, we
are committed to respecting all internationally recognized human rights wherever we do business. The policy applies to Criteo S.A. and its subsidiaries, and applies to everyone in the Company including the
Board of Directors and all colleagues when doing work for the Company. Additionally, we strive to select and work with vendors, partners and suppliers who respect all relevant human rights conventions and principles.
Director Independence
Our nomination and corporate governance committee and our Board of Directors have undertaken a review of the independence of the directors using the current standards for “independence” established by Nasdaq and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out the responsibilities of a director. As a result of this review, our Board of Directors determined that Mses. Balla, Jay, Lalleman and Picard, and
Messrs. van der Kooi, Mesrobian and Teunissen, who currently serve on our Board of Directors, are
“independent directors” as that term is defined under the applicable rules and regulations of the SEC and
Nasdaq. Our Board of Directors determined that Mr. de Pesquidoux, who did not stand for re-election following the expiration of his term as director at the annual meeting of shareholders in 2025, also qualified as independent. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities, if any. For more information, see
“Certain Relationships and Related Transactions—Other Relationships.”
Role of the Board in Risk Oversight
Our Board of Directors is primarily responsible for the oversight of our risk management activities and has delegated to the audit committee the responsibility to assist our Board of Directors in this task.
The audit committee also monitors our system of disclosure controls and procedures and internal control over financial reporting and reviews contingent financial liabilities. The audit committee reviews and discusses with management, and, as appropriate, the Company’s auditors, the Company’s guidelines and policies for risk assessment and management, including major financial, data privacy, cybersecurity and sustainability risks, and the steps taken by management to monitor and control those exposures. For a description of the principal duties and responsibilities of the audit committee, see “—Board Committees—
Audit Committee” below.
While our Board of Directors oversees our risk management, our management is responsible for day-to-day risk management processes. Our Board of Directors expects our management:
✓to consider risk and risk management in each business decision,
✓to proactively develop and monitor risk management strategies, and
✓to process day-to-day activities to effectively implement risk management strategies adopted by the Board of Directors.
We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Board Committees
The Board of Directors has established an audit committee, a compensation committee and a nomination and corporate governance committee, each of which operates pursuant to a separate charter adopted by our Board of Directors. The charters of each of the Company’s board committees and other governance materials can be accessed on our website at http://criteo.investorroom.com under
“Governance Documents.” The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Securities Exchange Act of 1934, as
amended (the “Exchange Act”), and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our Board of Directors only have an advisory role for matters falling into the competence of the Board of Directors under French law and can only make recommendations to our Board of Directors in this respect. As a result, such decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee. In addition, special ad hoc committees of the Board of Directors may be created from time to time to assist the Board of Directors with special projects and other matters, including M&A and other strategic options.
Audit Committee
Membership
Mses. Balla and Jay, and Mr. Teunissen currently serve on the committee, with Mr. Teunissen serving as its chairperson. Our Board of Directors has determined that each member of the committee is independent within the meaning of applicable Nasdaq and SEC rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our Board of Directors has further determined that each of Mses. Balla and Jay, and Mr. Teunissen qualify as financially sophisticated under Nasdaq rules. In addition, our Board of Directors has determined that each of Mses. Balla and Jay, and Mr. Teunissen is an
“audit committee financial expert” as defined by SEC rules and regulations, based, in the case of Mr.
Teunissen, on his extensive experience in finance roles, including as the Chief Financial Officer of
TripAdvisor, in the case of Ms. Balla, on her extensive experience directly supervising principal financial and accounting officers as the former Chief Executive Officer of La Redoute, and in the case of Ms. Jay, on her extensive experience in finance and in financial oversight roles, including at Goldman Sachs, Walmart and eBay.
Description and Responsibilities
Our audit committee assists the Board of Directors in overseeing the Company’s corporate accounting and financial reporting process, the Company’s systems of internal control over financial reporting, risk management and audits of financial statements, the quality and integrity of the Company’s financial statements and reports, the qualifications, independence and performance of the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing audit or review services (which may include independent registered public accounting firm to serve as financial statement auditors or statutory auditors and sustainability auditors, as required by applicable laws, referred to in this section as “Auditors”), the performance of the Company’s internal audit function and the
Company’s compliance program. The committee held five meetings in 2025. The principal duties and responsibilities of our audit committee include, among other things:
•making recommendations on the appointment, compensation, renewal and/or retention, and oversight of our Auditors, assessing their independence and qualifications, including the performance and qualifications of the lead partner, overseeing the Auditors’ work, determining the
Auditors’ compensation and evaluating the performance of the Auditors;
•reviewing and approving engagements of the Auditors, including the scope of and plans for audit or non-audit services;

•reviewing and discussing with management and our Auditors the results of the annual audit, including any critical audit matters identified by our Auditors;
•reviewing the Company’s internal quality control procedures and conferring with management and the Auditors regarding the scope, adequacy and effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting;
•reviewing and discussing with management and, as appropriate, the Auditors, the Company’s guidelines and policies with respect to risk assessment and management, including the
Company’s major financial risk exposures, data privacy and cybersecurity risks and sustainability risks and the steps taken by management to monitor and control these exposures;
•reviewing and recommending procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing the results of management’s efforts to monitor compliance with the Company’s programs designed to ensure adherence to applicable laws and regulations, as well as the Code of Conduct, including reviewing and making recommendations with respect to related person transactions;
•reviewing and recommending appropriate insurance coverage for the Company’s directors and officers;
•reviewing and making recommendations, under applicable French and U.S. rules, with respect to the financial statements proposed to be included in any of the Company’s reports to be filed with the SEC, reviewing disclosure discussing the Company’s financial performance in any reports to be filed with the SEC, reviewing earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies and preparing any reports of the audit committee as may be required by the SEC; and
•reviewing any significant issues that arise regarding accounting principles and financial statement presentation, conflicts or disagreements between management and the Auditors or other financial or sustainability reporting issues, as required by applicable laws, and reporting to the Board of
Directors with respect to related material issues.
Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our Auditors, establishment of procedures for complaints made and selection of consultants with respect to its duties. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full Board of Directors from delegating such responsibilities to the audit committee, the audit committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our audit committee may only have an advisory role and make recommendations to our Board of Directors for matters falling into the competence of the Board of
Directors under French law. Moreover, Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters.
Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors. Our shareholders renewed the term of office of Deloitte & Associés, our independent registered public accounting firm, at the 2023 Annual General Meeting, the term of office of
RBB Business Advisors, as statutory auditor, at the 2024 Annual General Meeting, and Nexbonis Advisory
to continue as statutory auditor in lieu and in place of RBB Business Advisors for the remaining term of office of RBB Business Advisors through the Annual General Shareholders' Meeting held in 2030.

Compensation Committee
Membership
Ms. Balla and Mr. Mesrobian and Teunissen currently serve on the committee, with Ms. Balla serving as its chairperson. Our Board of Directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules.
Description and Responsibilities
Our compensation committee assists our Board of Directors in reviewing, making recommendations to our Board of Directors regarding, and overseeing matters related to, the compensation of our executive officers and non-employee directors, including establishing and overseeing the Company’s compensation philosophy, policies, plans and programs. The committee held eight meetings in 2025. The principal duties and responsibilities of our compensation committee include, among other things:
•reviewing and making recommendations to the Board of Directors with respect to the overall compensation strategy and policies for the Company, including making recommendations to the Board of Directors regarding pay levels, pay mix and pay structures, including performance goals and objectives of the Chief Executive Officer and other executive officers, reviewing regional and industry-wide compensation practices and trends and evaluating and recommending to the Board of Directors the compensation plans and programs, terms of employment or employment agreements, severance arrangements, change in control protections and any other compensatory arrangements
(including, without limitation, perquisites and any other form of compensation) and compensation-related policies advisable for the Company (or the modification or termination thereof);
•reviewing and making recommendations to the Board of Directors regarding the compensation of our non-employee directors;
•reviewing and making recommendations to the Board of Directors regarding the
Company’s equity compensation strategy including annual budget, award levels, eligibility, award mix and vesting;
•reviewing and making recommendations to the Board of Directors with respect to other personnel and compensation matters, including benefit plans;
•reviewing and evaluating risks associated with the Company’s compensation programs;
•reviewing and discussing with management the compensation discussion and analysis and other compensation information that we may be required to include in SEC filings and preparing any reports of the compensation committee on executive compensation as may be required by the SEC;
•considering the results of shareholder advisory votes on executive compensation (and on the frequency thereof), and, to the extent it deems appropriate, taking such results into consideration in connection with the review and approval of executive and, as applicable, director compensation;
•reviewing the Company’s strategies, initiatives and programs with respect to the
Company’s culture, talent recruitment, development and retention, inclusion initiatives, and employee engagement;
•review and approve the implementation or revision of, and oversee, any compensation recoupment, “clawback” or similar policy allowing or requiring the Company to recoup compensation; and

•reviewing, and reporting to the Board of Directors, succession planning and management development topics for senior leaders.
The charter for our compensation committee allows the compensation committee, in certain circumstances, to delegate its authority to subcommittees, as appropriate.
The compensation of our executive officers is determined by the Board of Directors, taking into account recommendations from our compensation committee. In the case of members of executive officers other than our Chief Executive Officer, our Board of Directors also takes into account recommendations from our Chief Executive Officer.
Under French law, we must obtain shareholder approval at a general meeting of shareholders in order to authorize the Board of Directors to grant equity compensation. Generally, we ask shareholders to give our Board of Directors the authority to decide on the specific terms of the grant of equity compensation, within the limits of the shareholders’ authorization. The most recent authorization to grant equity compensation was given to our Board of Directors at the 2024 Annual General Meeting. The
compensation committee is responsible for evaluating and making recommendations to the Board of
Directors with respect to our equity plans.
Our compensation committee engages independent compensation consultants from time to time to assist in evaluating the design and assessing the competitiveness of our executive and non-employee director compensation. For more detailed information on the role of compensation consultants, see
“Executive Compensation–Compensation Discussion and Analysis – Compensation Philosophy and
Objectives – Participants in the Compensation Process – Role of Compensation Consultant” elsewhere in this proxy statement.
Nomination and Corporate Governance Committee
Membership
Mses. Lalleman and Picard and Mr. van der Kooi currently serve on the committee, with
Ms. Lalleman serving as its chairperson. Our Board of Directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules.
Description and Responsibilities
Our nomination and corporate governance committee mainly assists our Board of Directors in overseeing all aspects of the Company’s corporate governance functions and making recommendations to the Board of Directors regarding corporate governance issues. The committee also identifies, reviews, evaluates and recommends to our Board of Directors candidates to serve as directors. The committee held five meetings in 2025. The principal duties and responsibilities of our nomination and corporate governance committee include:
•identifying, reviewing, evaluating and recommending to the Board of Directors the persons to be nominated for election (or re-election) as directors and appointed to each of the committees of the Board of Directors and establishing related policies, including consideration of any potential conflicts of interest, applicable independence and experience requirements, a wide range of perspectives, and any other relevant factors that the committee considers appropriate in the context of the needs of the Board of Directors;
•reviewing and assessing the performance of management and the Board of Directors, including committees of the Board of Directors;
•overseeing the Company’s strategy on global corporate social responsibility and environmental, social and governance (“ESG”) initiatives;
•overseeing the composition of the Board of Directors and its committees;

•assessing the independence of directors;
•developing and recommending to the Board of Directors corporate governance principles and practices; and
•reviewing with the Chief Executive Officer plans for succession to the offices of the
Company’s Chief Executive Officer.
The charter for our nomination and corporate governance committee allows the committee to delegate its authority to subcommittees, as appropriate.
Nomination of Directors
Our Board of Directors believes that it should be composed of directors with a wide range of complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and possess experience at a high level of responsibility within their chosen fields. When considering a candidate for director, the nomination and corporate governance committee considers whether the directors, both individually and collectively, can and do provide the experience, judgment, commitment, skills and expertise appropriate to lead the Company in the context of its industry. In addition, the nomination and corporate governance committee considers a nominee’s expected contribution to skills, background, experiences and perspectives, as well as whether such nominee could provide added value to any of the committees of the Board of Directors, given the then existing composition of the Board of
Directors as a whole. The nomination and corporate governance committee also provides input and guidance regarding the independence of directors, for formal review and approval by our Board of
Directors.
Prior to nominating a sitting director for re-election at an annual meeting of shareholders, in addition to the factors described above, the nomination and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and the committees on which the director sits, as well as the director’s formal and informal contributions to the work of the Board of Directors and its committees. The nomination and corporate governance committee will also consider feedback received during the annual committee assessment process, as well as general, overall board assessments conducted from time to time. The nomination and corporate governance committee considers each director nominee’s experience, judgment, commitment, skills and expertise relevant to service on our Board of Directors.
When seeking candidates for director, the nomination and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. Additionally, the
Board of Directors has in the past used and may continue to use the services of third-party search firms to assist in the identification and analysis of appropriate candidates. For example, Stefanie Jay, who was elected to our Board of Directors at the annual meeting of shareholders in 2025, was identified as a candidate by our nomination and corporate governance committee and our Chief Executive Officer further to a search launched by Spencer Stuart, a search firm. After conducting an initial evaluation of a prospective candidate by said committee, each of the chairperson of said committee and the Chief
Executive Officer will interview that candidate if they believe the candidate might be suitable. The chairperson or vice-chairperson of the Board of Directors or the lead independent director, if any, may also ask the candidate to meet with certain members of executive management, and for the final candidate, other members of the Board of Directors. If the nomination and corporate governance committee believes a candidate would be a valuable addition to the Board of Directors, it may recommend to the Board of
Directors that candidate’s appointment or election, who, in turn, can submit the candidate for consideration by the shareholders.
The nomination and corporate governance committee will consider candidates for director recommended by a shareholder or group of shareholders who meet the requirements set forth in Articles L.
225-105 and R. 225-71 of the French Commercial Code. The nomination and corporate governance committee will evaluate such recommendations applying its regular nomination criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to: Board of Directors,
Criteo, 32 Rue Blanche, 75009 Paris, France. The nomination and corporate governance committee will accept recommendations of director candidates throughout the year; however, in order for a recommended director candidate to be considered by the nomination and corporate governance committee for nomination to stand for election at an upcoming annual meeting of shareholders, the recommendation must be received no fewer than 25 days prior to the date of the Company’s annual meeting of shareholders. A shareholder recommendation must contain the following information:
•the text of the resolution to appoint the director candidate;
•a brief explanation of the reason for such recommendation;
•information about the director nominee set forth in Article R. 225-83 5○ of the French
Commercial Code; and
•an affidavit to evidence the requisite share holdings.
Further, any shareholder seeking to solicit proxies in support of director nominees other than the
Company’s nominees must comply with Rule 14a-19 under the Exchange Act, including by delivering a notice to the Company which must (i) be received by the Company no later than 60 calendar days prior to the anniversary date of the Company’s annual meeting of shareholders (assuming the current year’s meeting is held within 30 days of such anniversary date); (ii) include the names of all director candidate nominees for whom the shareholder intends to solicit proxies; and (iii) include a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the director candidate nominees other than the
Company’s nominees. Any such notice should be sent (i) in writing, to: Board of Directors, Criteo S.A., 32
Rue Blanche, 75009 Paris, France; or (ii) by electronic notice, to: AGM@criteo.com.
In connection with its evaluation of director candidates, the nomination and corporate governance committee or the Board of Directors may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The nomination and corporate governance committee has discretion to decide which individuals, if any, to recommend for nomination as directors to the Board of Directors, provided that any such nomination will be reviewed by the full Board of Directors. The Board of Directors then makes a recommendation to the shareholders.
Executive Sessions of Non‑Management Directors
In order to promote discussion among the non-management directors, regularly scheduled executive sessions (i.e., meetings of non-management directors without management present) are held to review such topics as the non-management directors determine.
Communications with the Board of Directors
The Board of Directors has established a process to facilitate communication between shareholders and other interested parties and our directors. All communications by shareholders and other interested parties can be sent to: Chief Legal and Transformation Officer, Criteo, 32 Rue Blanche, 75009
Paris, France. Communications are distributed to the Board of Directors or to any specific director(s), as appropriate. Items unrelated to the duties and responsibilities of the Board of Directors or otherwise unsuitable for distribution to the Board of Directors will be redirected.
Directors’ Attendance at Board, Committee and Annual Meetings
The Board of Directors held eight meetings (four of which were held by videoconference) during
2025. Each incumbent director attended 100% of the aggregate of the meetings of the Board of Directors and meetings held by all committees on which such director served during the portion of 2025 in which he or she served, with the exception of Mr. de Pesquidoux (who did not stand for re-election following the expiration of his term as director at the 2025 Annual General Meeting) and Mr. Komasinski, who were each absent and excused from one Board of Directors meeting. A director’s retainer fees are reduced if such director does not attend 100% of the regularly-scheduled in-person quarterly meetings held by the Board of Directors and committee meetings during the fiscal year, provided that each director is permitted to attend one such in-person quarterly meeting telephonically or by video conference without his or her retainer fees being reduced. In addition, a director may attend an in-person meeting telephonically or by video conference without his or her retainer fees being reduced if such director is unable to attend in person due to a change in the date or location of the physical meeting after the Board of Directors establishes its meeting calendar for any particular fiscal year.
Directors are invited but not required to attend the annual meeting of shareholders. Mr. Komasinski and Mr. Frederik van der Kooi attended the 2025 Annual General Meeting of Shareholders.
Succession Planning
Our Board of Directors deems succession planning a core responsibility that should involve collaboration between the directors and the Chief Executive Officer. Our nomination and corporate governance committee is primarily responsible for periodically reviewing with the current Chief Executive Officer plans for succession to the office of the Company’s Chief Executive Officer and developing plans for interim succession in the event of an unexpected occurrence. Following coordination with the current Chief
Executive Officer, the nomination and corporate governance committee will make recommendations to the
Board of Directors with respect to the selection of appropriate individuals to succeed to this position.
The compensation committee also has the responsibility to ensure that the Company considers a long-
term program for effective senior leadership development and succession, as well as short-term contingency plans for emergencies and other normal contingencies, such as the termination of employment or death or disability of certain senior leaders.

Human Capital Management
We have a demonstrated history of commitment to the well-being and success of our workforce, and our
Company is driven by our core values of “open, together and impactful”.
As noted above in the description of the compensation committee's responsibilities, our compensation committee has oversight of and periodically reviews the Company's strategies, initiatives and programs with respect to the Company's culture, talent recruitment, development and retention and employee engagement.

Talent Acquisition
Attracting and retaining top talent is a key objective at Criteo. We are committed to offering an environment in which employees are ensured equal job opportunities and have a chance for advancement. Our compelling employee value proposition, attractive compensation packages and vibrant culture are instrumental in our ability to attract and retain talent.

Learning and Development
We strive to provide exceptional training opportunities and development programs for our employees.
In 2025, approximately 18,000 training hours were delivered to our employees. To assess and improve employee retention and engagement, we periodically survey employees and take action to address areas of employee concern. In 2025, we carried out three employee surveys, soliciting feedback on a wide range of topics including well-being, flexibility, and inclusion.

Culture
As a global technology company, we believe that an inclusive culture is the cornerstone for driving creative collaboration and sustainable growth. We are proud that our employees can be themselves at work and we value a broad range of perspectives in the workforce. We are committed to building on our culture and collaborative work environment through how we hire, develop, reward and retain talent at Criteo. Our efforts to foster a positive culture and an inclusive workplace are led by a dedicated leadership team who coordinate through the business and leverage our employee resource groups to encourage community, engagement and networking for all employees.

Health, Safety and Wellness
Employee health, safety and wellness is a priority for Criteo. We devote time and effort across all of our locations to provide positive working conditions, work-life balance and a healthy office environment for our employees. We recognize and support employees with their work life integration and believe that flexibility is an essential element to remain engaged, efficient, and productive. We also believe in the importance of employee contribution and results, rather than focusing on where work is being completed. We foster a dynamic environment where employees are empowered to reach their highest potential.

Total Rewards
We are focused on offering competitive compensation and comprehensive benefit packages designed to meet the needs of our employees and reward their efforts and contributions. We seek coherence and fairness in total compensation with reference to external market comparisons, internal equity and the relationship between management and non-management compensation. Our total compensation packages include base pay, performance-based incentives, long-term incentives such as equity awards, retirement plans, healthcare and other insurance benefits, paid time off, paid family leave, employee assistance and well-being programs among many others.

RESOLUTIONS 1 TO 4:
ELECTION OF DIRECTORS
General
Pursuant to our by-laws and in accordance with French law, our Board of Directors must be composed of between three and ten members. We currently have eight directors. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with the affirmative vote of the majority of votes cast with respect to each Resolution. Currently, pursuant to our by-laws, our directors are elected for two-year terms.
Our by-laws also provide, in accordance with French law, that our directors may be removed with or without cause by the affirmative vote of the majority of votes cast at the relevant ordinary shareholders’
meeting. In addition, our by-laws provide, in accordance with French law, that any vacancy on our Board of Directors resulting from the death or resignation of a director may be filled by vote of a majority of our directors then in office, provided there are at least three directors remaining, and provided further that there has been no shareholders’ meeting since such death or resignation. Directors chosen or appointed to fill a vacancy are elected by the Board of Directors for the remaining duration of the current term of the replaced director. The appointment must be ratified at the shareholders’ general meeting following such election by the Board of Directors. In the event the Board of Directors is composed of less than three directors as a result of vacancies, the remaining directors shall immediately convene a shareholders’
general meeting to elect one or several new directors in order for there to be at least three directors serving on the Board of Directors at any given time, in accordance with French law.
The following table sets forth information regarding each continuing director and director nominee, including his or her age, as of March 31, 2026.

Name	Age	Current Position	Director Since	Term Expiration Year
Michael Komasinski	55	Director	2025	2026
Nathalie Balla(1)(3)	58	Director	2017	2027
Stefanie Jay (1)	47	Director	2025	2027
Frederik van der Kooi(2)	59	Chairperson	2023	2027
Marie Lalleman(2)	61	Director	2019	2026
Edmond Mesrobian(3)	65	Director	2017	2026
Rachel Picard(2)	59	Director	2017	2027
Ernst Teunissen(1)(3)	59	Director	2024	2026

(1)	Member of the audit committee.
(2)	Member of the nomination and corporate governance committee.
(3)	Member of the compensation committee.
Mr. Mesrobian, while not a formal audit committee member, attended three committee meetings in 2025 to advise the audit committee on matters of cybersecurity. In addition, pursuant to French ordinance no. 2017-1386, Criteo has a social and economic committee (comité social et économique) that includes the employer and a staff delegation composed of representatives elected among the employees.
Our social and economic committee was formed in May 2019 and replaced the former works council
(comité d’entreprise). Two of these representatives are entitled to attend all meetings of the Board of
Directors and meetings of the shareholders in an observer capacity.

Director Nominees
The Board of Directors, based on the recommendation of the nomination and corporate governance committee, has nominated Mr. Komasinski, Ms. Lalleman, Mr. Teunissen and Mr. Mesrobian
to be elected as directors at the Annual General Meeting.
Each of the nominees for director to be elected at the Annual General Meeting, currently serves as a director of the Company. Each director elected or re-elected at the Annual General Meeting will hold office until the 2028 Annual General Meeting. Each director elected at the Annual General Meeting will serve until his or her successor is duly elected and qualified.
If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, then the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.
Given the unique and indispensable skills and expertise, and the dedication and value that each of Mr. Komasinski, Ms. Lalleman, Mr. Teunissen and Mr. Mesrobian bring to our Board of Directors, we request that, pursuant to Resolutions 1 through 4, you approve:
•the renewal of the term of office of Mr. Komasinski;
•the renewal of the term of office of Ms. Lalleman;
•the renewal of the term of office of Mr. Teunissen; and
•the renewal of the term of office of Mr. Mesrobian.
For the full text of Resolutions 1 to 4, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 1 TO 4.

DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth compensation information for each person who served as a non-
employee member of our Board of Directors during 2025. Mr. Komasinski, who served as our Chief
Executive Officer and as a member of the Board of Directors during 2025, is not included in this table, as he was not entitled to director compensation due to his service as an executive officer of the Company.
The compensation received by Mr. Komasinski for 2025 is described under “Executive Compensation—
Compensation Discussion and Analysis–Elements of Executive Compensation Program” and under
“Executive Compensation–Summary Compensation Table” and the tables that follow.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Nathalie Balla(3)	263,220	—	—	—	—	38,638	301,858
Stefanie Jay	127,250	—	—	—	—	18,679	145,929
Frederik van der Kooi	336,732	—	—	—	—	120,818	457,550
Marie Lalleman(4)	243,400	—	—	—	—	104,314	347,714
Edmond Mesrobian(5)	260,495	—	—	—	—	38,238	298,733
Hubert de Pesquidoux(6)	32,700	—	—	—	—	4,800	37,500
Rachel Picard	282,196	—	—	—	—	121,447	403,643
Ernst Teunissen	273,030	—	—	—	—	40,078	313,108

(1)
These amounts include cash required to be used by the directors to purchase Criteo shares on the open market pursuant to the terms of our Independent Director Compensation Plan. Such shares, once purchased, are subject to a two-year holding period. The net amount of cash paid to the directors to purchase Criteo shares on the open market was $200,000 for each of
Ms. Balla, Ms. Lalleman, Mr. Mesrobian and Mr. Teunissen, $248 750 for Mr. van der Kooi,  $240 000 for Ms. Picard, and
$100,000 for Ms. Jay. The total number of shares purchased by Ms. Balla, Ms. Jay, Mr. van der Kooi, Ms. Lalleman, Mr.
Mesrobian,  Ms. Picard, and Mr. Teunissen pursuant to this program during 2025 was 6,450, 4,444, 7,701, 6,270, 6,172, 8,276, and 6,177, respectively.

(2)
The amounts reported in the “All Other Compensation” column reflect gross-ups to the cash amounts paid to the directors on account of withholding taxes in the total amount of $38,638 for Ms. Balla, $18,679 for Ms. Jay, $58,566 for Mr. van der Kooi,
$44,507 for Ms. Lalleman, $38,238 for Mr. Mesrobian, $4,800 for Mr. de Pesquidoux, $51,666 for Ms. Picard, and $40,078 for
Mr. Teunissen, and gross-ups in respect of social contributions in the amount of $62,251 for Mr. van der Kooi, $59,807 for Ms.
Lalleman, and $69,780 for Ms. Picard.

(3)
The cash portion of Ms. Balla’s remuneration for her service as a director (other than with respect to the additional remuneration described in footnote (1) was paid in euros rather than U.S. dollars. For purposes of this disclosure, such amount has been converted from euros to U.S. dollars at a rate of €1.00 = $1.0411, €1.00 = $1.1376, €1.00 = $1.1756 and
€1.00 = $1.1593, which represent the respective exchange rates on the dates of payment of Ms. Balla’s remuneration.

(4)
The cash portion of Ms. Lalleman’s remuneration for her service as a director (including with respect to the additional remuneration described in footnote (1) was paid in euros rather than U.S. dollars. For purposes of this disclosure, such amount has been converted from euros to U.S. dollars at a rate of €1.00 = $1.0411, €1.00 = $1.1376, €1.00 = $1.1756 and
€1.00 = $1.1593, which represent the respective exchange rates on the dates of payment of Ms. Lalleman’s remuneration.

(5)	The cash portion of Mr. Mesrobian's remuneration for his service as a director includes $9,375 for his participation in three audit committee meetings due to his expertise in matters of cybersecurity.
(6)	Mr. de Pesquidoux’s term as director expired at the 2025 Annual General Meeting, and he did not stand for re-election.
Independent Director Compensation
The compensation committee is responsible for reviewing and recommending the compensation for the independent members of our Board of Directors for approval. The compensation committee reviews our independent director compensation periodically and, with the assistance of its independent compensation consultant, Compensia, Inc. (“Compensia”), designs and updates director compensation to maintain competitive but reasonable compensation levels and structures.
In making decisions regarding independent director compensation, the compensation committee considers a competitive market analysis provided by Compensia based on compensation data regarding independent director compensation at the companies in our compensation peer group (the composition of our compensation peer group is described below under “Executive Compensation–Compensation
Discussion and Analysis”). Total average compensation for each of our independent directors is generally targeted at the median of our peer group’s total average director compensation.
For fiscal year 2025, Compensia conducted a review of our independent director compensation program compared to the competitive market based on the compensation peer group. See “Executive
Compensation—Compensation Discussion and Analysis” for details on the composition of our compensation peer group. Based on this review, we maintained the same independent director compensation structure for fiscal year 2025 that was in place for 2024. However, due to the change of the
Chairperson of the Board that was approved by the Nomination and Corporate Governance Committee
and Compensation Committee on April 9, 2025, the remuneration of the Chairperson of the Board was amended as indicated below. The following table sets forth a summary of Compensia’s review of the
Company’s target annual independent director compensation for fiscal year 2025:

All $ Figures are in $000s		Peer Data (Percentile)		
Compensation Element	Criteo	25th	50th	75th
General Board - Cash				
Retainer/Total Cash	**$50.0**	$47.5	$50.0	$70.0
General Board - Equity				
Annual	**$200.0**	$155.0	$200.0	$225.0
Board Leadership - Total Add'l				
Comp Non-Executive Chair[1]	**$110.0**	$62.5	$75.0	$95.0
Committee Chair - Total Add'l Comp				
Audit	**$25.0**	$20.0	$24.0	$30.0
Compensation	**$20.0**	$15.0	$20.0	$20.0
Nominating/Governance	**$12.0**	$10.0	$12.3	$20.0
Committee Member - Total Add'l Comp				
Audit	**$12.5**	$5.0	$10.0	$12.3
Compensation	**$10.0**	$2.5	$7.5	$10.0
Nominating/Governance	**$6.0**	$2.6	$5.0	$5.0
Average/Total Compensation				
Average Cash Compensation	**$72.7**	$63.3	$75.0	$93.2
Average Total Direct Compensation[2]	**$282.0**	$253.8	$265.3	$300.6
Total Cost of Governance[2]	**$1,974.0**	$1,527.5	$2,030.0	$2,351.3
Number of Non-Employee Directors	**7**	6	7	8

Criteo vs Market
Percentile Rank vs. Peers
0%
25%
50%
75%
100%

(1) In connection with Mr. van der Kooi’s appointment as chairperson of the Board of Directors effective April 9, 2025, the Board of
Directors changed the Total Additional Compensation from $205,000 to $110,000 in part to better align with market peers.
(2) Excludes “All Other Compensation” as quantified in the Director Compensation Table above.

The components of independent director compensation for 2025 were as follows:

Compensation Element	Director Compensation
Annual cash remuneration - Chairperson(1)	$95,000
Annual cash remuneration - other non- employee directors(1)	$50,000
Annual equity award - Chairperson(2)(3)	$265,000 in shares purchased on the open market that are subject to a two-year holding period(4)
Annual equity award - Vice-chairperson (if applicable)(2)(3)	$250,000 in shares purchased on the open market that are subject to a two-year holding period(4)
Annual equity award - other non-employee directors(2)(3)	$200,000 in shares purchased on the open market that are subject to a two-year holding period(4)
Committee membership remuneration(1)	$12,500 for audit committee $10,000 for compensation committee $6,000 for nomination and corporate governance committee
Committee Chair remuneration(1)	$25,000 for audit committee $20,000 for compensation committee $12,000 for nomination and corporate governance committee
New director equity award (one-time grant)(2)(4)	$200,000 in shares purchased on the open market that are subject to a two-year holding period
Vice chairperson remuneration (if applicable)	$20,000

(1)  Cash remuneration paid to directors is contingent, subject to limited exceptions described below, on attendance at 100% of the four scheduled in-person ordinary Board of Directors’ meetings and four scheduled in-person ordinary committee meetings and are reduced pro-rata to the extent of any absence from such meetings taken as a whole; provided (i) directors are allowed to attend one meeting per year (where in-person attendance otherwise would be required) by telephone or video conference without their 100% participation rate being affected, and (ii) in the event that a regularly scheduled in-person
Board of Directors’ or Committees’ meeting is changed during the course of the year, a director’s attendance at such meeting by telephone or video conference will not affect his or her 100% participation rate.

(2) The equity attendance remuneration (both the initial grant and annual grant) must be used to purchase our shares on the open market and such shares are subject to a two-year holding period. The amount shown is grossed up to take into account:
(i) when allocated to non-French residents (other than the chairperson), a withholding tax of 12.8% payable by the Company;
(ii) when allocated to French residents (other than the chairperson), a withholding tax of 12.8% (prélèvements obligatoires)
and social contributions of 17.2% (prélèvements sociaux) payable by the Company (i.e., 30% in total); and (iii) when allocated to a French or non-French resident who is also the chairperson, a withholding tax of 12.8% (prélèvements obligatoires) and social security contributions of up to 23% (cotisations de sécurité sociale) payable by the Company, if due.

(3) Directors do not receive the annual equity attendance remuneration for the fiscal year in which they join the Board of Directors.
(4) Prorated for directors who join during the year.
The compensation committee believes that a combination of cash and equity (via open market purchases) is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee or independent directors may not be granted stock options or RSUs. Accordingly, in 2025 and in previous years, we paid our independent directors additional remuneration for the purpose of purchasing Criteo shares on the open market. We believe the additional remuneration that we pay to directors to facilitate their investment in Company securities is a key element of our independent director compensation aligned with our strategy to remain competitive against our peers in the advertising technology and broader technology industries.
In order to facilitate the investment in Criteo securities, in 2025 each independent member of our
Board of Directors received (i) an initial grant of $200,000 to purchase shares of Criteo stock on the open market upon being appointed and (ii) for each subsequent fiscal year, an annual grant of $200,000 (for our general independent directors), $250,000 (for our vice-chairperson, if applicable) or $265,000 (for our chairperson) to purchase shares of Criteo stock on the open market. The payment of this additional remuneration constitutes taxable compensation to these directors and is grossed up for certain withholding taxes and social security charges. The payment of this remuneration is assuming the independent director has attended 100% of the board’s scheduled in-person meetings for that year and it is reduced proportionately for any scheduled in-person meetings during that fiscal year that they do not attend.
All such securities purchased on the open market by the independent directors are subject to a two-year holding period intended to function as a vesting period during which the director bears the risk of loss. Each independent director may elect to keep up to 30% of such remuneration in cash to pay his or her personal taxes or social security charges that arise in connection with such cash remuneration and to purchase securities with the remaining amount of cash received.
Utilizing this method of cash remuneration followed by purchases of securities on the open market allows our independent directors to continue to acquire and hold Criteo equity but without any resulting incremental shareholder dilution.
Non-Employee Director Share Ownership Guidelines
We maintain share ownership guidelines for our non-employee directors (including the chairperson of our Board of Directors). Pursuant to these guidelines, each non-employee director is required to own Company securities equal to the lesser of (i) 17,308 shares or (ii) the amount of shares that have a fair market value equal to five times such board member’s annual cash retainer, disregarding any additional fees paid for specific leadership roles or committee membership. The non-employee directors are required to meet the applicable ownership requirements within five years of becoming subject to them. If required share ownership is not satisfied within five years, the individual must retain
100% of any shares resulting from vested non-employee director warrants or his or her purchase of shares, until the guidelines are met.

EXECUTIVE OFFICERS
The following table sets forth information regarding our current executive officers, including their ages, as of March 31, 2026:

Name	Age	Position(s)
Michael Komasinski	55	Chief Executive Officer
Sarah Glickman	56	Chief Financial Officer
Ryan Damon	53	Chief Legal and Transformation Officer
Michael Komasinski was appointed as our Chief Executive Officer and a member of our Board of
Directors effective as of February 15, 2025. Mr. Komasinski brings over 20 years of AdTech expertise and a proven track record of driving accelerated growth, AI-driven innovation, and scale. Throughout his career, Mr. Komasinski has gained significant data-driven technology expertise and vast retail media experience. From July 2023 to February 2025, Mr. Komasinski served as CEO of the Americas, President of Global Data & Technology, and member of the Group Executive Management team at dentsu, one of the largest global advertising holding companies. Mr. Komasinski joined dentsu through its acquisition of
Merkle in 2016 and led both the EMEA and Americas regions before becoming Global CEO of Merkle in
November 2021. Mr. Komasinski previously served in leadership positions at Razorfish, Schawk Retail
Marketing, The Nielsen Company, and A.T. Kearney. Mr. Komasinski is a board member of the Ad Council and the Interactive Advertising Bureau (IAB). Mr. Komasinski holds a Bachelor of Science degree in
Engineering and Philosophy from Vanderbilt University and an MBA degree from Indiana University's
Kelley School of Business.
Sarah Glickman has served as our Chief Financial Officer and Principal Accounting Officer since
August 2020. Ms. Glickman oversees the Company’s finance, procurement and corporate communications organization. Ms. Glickman previously served as Acting Chief Financial Officer for 20 months at XPO Logistics, a Fortune 200 company and leading provider of transportation and logistics solutions, where she previously served as Senior Vice President, Corporate Finance and Transformation.
Prior to XPO Logistics, Ms. Glickman held operational Chief Financial Officer roles at Novartis and
Honeywell International. Ms. Glickman started her career at PricewaterhouseCoopers before taking a finance executive role at Bristol-Myers Squibb. Ms. Glickman has served on the board of directors of
AptarGroup, Inc., a global designer and manufacturer of consumer product dosing, dispensing and protection technologies, since September 2023. Ms. Glickman has served on the board of directors of
2seventy bio, Inc., an emerging immuno-oncology company, from November 2021 to May 2025. Ms.
Glickman is a U.K. Fellow Chartered Accountant, has a U.S. CPA, with a degree in economics from the
University of York, England. She has extensive global experience in strategic decision making and leading transformative change, including M&A, with a strong focus on execution, including strong financial performance and operational excellence.
Ryan Damon has served as our Chief Legal and Transformation Officer (and previously Chief
Legal and Corporate Affairs Officer) since August 2018. In addition to overseeing the Company’s legal, compliance and public affairs organization, Mr. Damon is responsible for driving transformation initiatives that support Criteo’s Commerce Media Platform vision and execution roadmap, including Criteo’s trading infrastructure and custom capabilities.  Prior to joining Criteo, Mr. Damon was with Riverbed Technology for 11 years, where he spent his last three years as Senior Vice President, General Counsel and
Secretary, leading legal and corporate development and Riverbed’s take-private with Thoma Bravo. Mr.
Damon has held senior legal roles at Charles Schwab and was an attorney with the law firm of Gunderson Dettmer in Silicon Valley, representing start-up technology companies and venture capital investors. Mr. Damon started his career as a software programmer with Edison International. Mr. Damon received a B.A. in Geography with a Specialization in Computing from the University of California at Los
Angeles and a J.D. from the University of California, Hastings.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following compensation discussion and analysis provides comprehensive information and analysis regarding our executive compensation program for 2025 for our named executive officers and provides context for the decisions underlying the compensation reported in the executive compensation tables in this proxy statement. For 2025, our named executive officers included (i) our principal executive officer; (ii) our former principal executive officer who served during a portion of fiscal year 2025, (iii) our principal financial officer; (iv) our other executive officer, other than the principal executive officer and the principal financial officer, who was serving as of the end of the fiscal year; and (v) our former executive officer who served during a portion of fiscal year 2025. Unless otherwise noted, titles referred to in this section are as of December 31, 2025. For the year ended December 31, 2025, our named executive officers were:

Michael Komasinski	Chief Executive Officer (principal executive officer)
Megan Clarken	Former Chief Executive Officer (principal executive officer)
Sarah Glickman	Chief Financial Officer (principal financial officer)
Ryan Damon	Chief Legal and Transformation Officer
Brian Gleason	Former Chief Revenue Officer and President, Retail Media
We believe that we have a strong team of executives with the ability to execute our strategic and operational priorities. The combination of strong executive leadership and highly talented and motivated employees played a key role in our solid financial performance in 2025, as described below.
2025 Financial and Operating Results
We are a global commerce intelligence platform that drives performance for brands, agencies, retailers, and publishers. Built on proprietary commerce data from more than $1 trillion in annual transactions and two decades of AI innovation, we help companies across the ecosystem make smarter decisions and achieve better outcomes, while delivering more relevant experiences for shoppers. With thousands of clients and deep partnerships across global retail and digital commerce, we provide the technology and insights businesses need to compete and grow.
2025 Financial Results:
In 2025, the financial results of our two reportable segments: Performance Media and Retail
Media, included the following highlights:
•Revenue increased by 1%, or was flat at constant currency, from $1,933 million in 2024 to $1.945 billion in 2025. This was driven by Retail Media growth and partially offset by flat revenue in
Performance Media;
•Gross profit increased 7% year-over-year, from $983 million in 2024 to $1,049 million in 2025;
•Contribution excluding traffic acquisition costs, which we refer to as Contribution ex-TAC, which is a non-GAAP financial measure, increased by 5% year-over-year, or 4% at constant currency, from $1,121 million in 2024 to $1,175 million in 2025;
•Retail Media Contribution ex-TAC grew 2% year-over-year (or 2% on a constant currency basis)
and same-retailer Contribution ex-TAC retention was 112% in 2025 excluding the scope reduction from our largest client;
2 Free Cash Flow, defined as cash flow from operating activities less acquisition of intangible assets, property, plant and equipment, is a non-GAAP financial measure. For the year 2025, Free Cash Flow is calculated by considering Cash Flow from Operating
Activities of $311 million and a $101 million usage for net additions to intangible assets, property, and equipment. For a reconciliation from operating activities to free cash flow, please see Annex D.

•Performance Media Contribution ex-TAC increased 6% year-over-year (or 4% on a constant currency basis);
•Net income increased by 30% year-over-year from $115 million in 2024 to $149 million in 2025;
•Adjusted EBITDA, which is a non-GAAP financial measure, increased by 4% from $390 million in
2024 to $407 million in 2025; and
•Cash from operating activities was $311 million and Free Cash Flow amounted to $211 million in
2025.2
Contribution ex-TAC and Adjusted EBITDA are non-GAAP measures. Contribution ex-TAC is a profitability measure akin to gross profit. It is calculated by deducting traffic acquisition costs from revenue and reconciled to gross profit through the exclusion of other cost of revenue. We define Adjusted EBITDA as our consolidated earnings before financial income (expense), income taxes, depreciation and amortization, adjusted to eliminate the impact of equity awards compensation expense, pension service costs, certain restructuring, integration and transformation costs, certain acquisition-related costs and a loss contingency related to a regulatory matter. Traffic acquisition costs consist primarily of purchases of impressions from publishers on a CPM basis. We purchase impressions directly from publishers or third-
party intermediaries, such as advertising exchanges. We recognize cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our consolidated statements of financial position as trade payables. Please refer to “Item 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the
fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026 on page 57 for a reconciliation of gross profit to Contribution ex-TAC and at page 72 for a reconciliation of net income to
Adjusted EBITDA, in each case the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Constant currency measures exclude the impact of foreign currency fluctuations and are computed by applying the 2024 average exchange rates for the relevant period to
2025 figures. A reconciliation is provided in “Item 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations” of our 2025 Annual Report on Form 10-K at page 68 in the section entitled “Constant Currency Reconciliation.”
The following charts show the change in our revenue, Contribution ex-TAC, gross profit, net income, Adjusted EBITDA and cash flow from operating activities over the past three years:
3 Media spend is defined as the sum of working media spend allocated to Retail Media campaigns and media spend activated on behalf of Performance Media clients.

Operational Metrics:
•Criteo's media spend3 activated by the Commerce AI Platform for marketers and media owners was over $4.3 billion in 2025;
•Criteo had approximately 740 million Daily Active Users (DAUs), or more than three billion DAUs across channels, including social;
•We ended the year with approximately 17,000 clients globally, while maintaining an average client retention rate (as measured on a quarterly basis) of approximately 90% over the past three years;

Executive Compensation Highlights for 2025
Highlights of our executive compensation program for 2025 include the following:
•We continue to maintain rigorous short- and long-term incentive compensation programs for our executive officers to ensure fair ongoing pay-for-performance outcomes and strong alignment with our shareholders:
•We paid out annual incentives to our active named executive officers at 96%-101% of target based primarily on our achievement of quantitative Company financial performance metrics along with the named executive officers’ achievement of qualitative objectives;
•We updated our compensation peer group to maintain alignment with key attributes of the
Company (including our industry, market capitalization and certain financial metrics, including annual revenue and annual revenue growth), and determined executive compensation levels with reference, in part, to these reasonably comparable groups;
•We continued the practice by which a majority of our executive officers’ target total direct compensation opportunity is performance-based and variable paid in the form of both short-term incentives and long-term equity-based incentives, including performance-based stock units
(“PSUs”) and time-vesting restricted stock units (“RSUs”). Our long-term equity incentive awards vest over four years for RSUs and three years for PSUs, and provide executives with differentiated payout opportunities tied to growth in Company value over time or achievement of measurable, objective, pre-established performance goals; and
•We maintained changes from 2024 to our long-term incentives (“LTI”) programs for our executive officers designed to align with long-term shareholder interests, such as linking the majority to performance conditions, keeping rigorous time and ownership requirements, and retaining relative TSR as a strategic performance metric for 50% of the PSUs awarded to such executive officers.

Executive Compensation Policies and Practices
We maintain several policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy:

What We Do	What We Don’t Do
✓  Performance-based equity incentives with
long-term vesting requirements
✓  Strong percentage of executive equity granted
in the form of performance-based annual
incentives
✓  Caps on performance-based cash and equity
compensation payouts
✓  Annual compensation program review and,
where appropriate, alignment with our
compensation peer group; review of external
analysis of competitive market data when
making compensation decisions
✓  Significant portion of executive compensation
contingent upon corporate performance, which
directly influences shareholder return along
with relative TSR performance
✓  Four-year equity award vesting periods for
RSUs, three-year performance period for
certain of our PSUs
✓  Clawback policy requiring recoupment of
erroneously awarded incentive-based
compensation paid to executive officers if our
financial statements are the subject of an
accounting restatement that complies with
applicable SEC and Nasdaq rules
✓  Prohibition on short sales, hedging of stock
ownership positions and transactions involving
derivatives of our ADSs
✓  Limited executive perquisites
✓  Independent compensation consultant
engaged by our compensation committee
✓  Annual board and committee self-evaluations
✓  Rigorous Section 16 executive officer share
ownership requirement guidelines
✓  Stringent non-employee director share
ownership requirement guidelines

✗  No “single-trigger” change of control benefits
✗  No post-termination retirement or pension
non-cash benefits or perquisites for our
executive officers that are not available to our
employees generally
✗  No tax “gross-ups” for change of control
benefits
✗  No employment agreements with executive
officers that contain guaranteed salary
increases, bonuses, or equity compensation
rights
✗  No discounted stock options or option re-
pricings without shareholder approval
✗  No payment or accrual of dividends on
unvested stock options, PSU or RSU awards

New Hire Package and Year One Compensation for New CEO
Michael Komasinski joined Criteo as CEO on February 15, 2025, bringing over 20 years of advertising industry expertise and a proven track record of driving accelerated growth, AI-driven innovation, and scale. In formulating his compensation package, the compensation committee, together with the Board of Directors, reviewed carefully what it would take to attract, motivate and retain a recognized leader of Mr. Komasinski’s caliber, while considering closely competitive market data and practice in our peer group and the broader AdTech sector.
The compensation committee designed a compensation package that would remain consistent with Criteo’s executive compensation practices, linking the majority of CEO compensation to performance with clear metrics. Over 80% of the total target compensation opportunity was in equity with a long-term focus and alignment with shareholder outcomes, with 70% of this equity initially tied to performance, half based on strategic financial targets, and the other half based on relative total shareholder return. A number of new-hire one-time compensation elements were also provided, largely intended to cover compensation that Mr. Komasinski would forfeit in leaving his previous employer. A summary table is provided below.
The primary challenge in setting Mr. Komasinski’s starting compensation at Criteo involved shifting him from a significantly different pay mix which was heavily cash-focused in his previous agency role, where he was a well-established and recognized top executive.
In order to respect the Company’s policies and market practice, upon joining the Company, Mr.
Komasinski was asked to make a significant trade-off between fixed and total cash income and the upside potential but increased risk of long-term equity-based compensation. Such a change could only be attractive and reasonable if certain assumptions around the equity compensation plan were satisfied.
When it became apparent early in Mr. Komasinski’s tenure as CEO that the initial assumptions around his equity compensation package were impaired, the Board of Directors initiated discussions about possible one-time measures that could be implemented to meet the parties’ initial expectations about Mr.
Komasinski’s initial compensation opportunity, but still maintain strong longer-term accountability for
Company performance and investor alignment.

2025 CEO Compensation
Component	Amount	Comments
Annual Base Salary	$750,000	Pro-rated for 2025, this was set in line with market of the Company’s peer group but still significantly below Mr. Komasinski’s base salary with his previous employer.
Target Annual Cash Bonus	100% of base, maximum 200%
Cash bonus comprised of 80% on financial
metrics and 20% on individual strategic
objectives. This bonus added to base salary
resulted in a total target cash compensation
near the midpoint of CEOs in the Company’s
peer group.

Annual Equity Award 2025	$5,000,000(1) at target (30% RSUs, 35% Financial PSUs and 35% Relative TSR-based PSUs)	RSUs with 4 year vesting & PSUs with 3 year vesting.

One-time New Hire Items
Sign-on Bonus	$1,000,000
Sign-on bonus included a repayment obligation
of the full amount in the event of resignation or
termination for cause in first 12 months. Most of
this bonus was intended to replace $900,000 in
estimated forfeited value of annual cash
incentive from Mr. Komasinski’s previous
employer.

One-Time Sign-on Addition	$100,000
This additional one-time cash bonus was to
cover unforeseen out-of-pocket expenses to
Mr. Komasinski that resulted from changing
from his previous employer’s benefits plans.
These added costs were only confirmed after
he had joined Criteo.

Sign-on Equity Award	$2,000,000(1) (divided as 2025 award above)	Vesting as 2025 award above. This was also intended to replace the estimated value of outstanding long-term incentives that Mr. Komasinski forfeited when he left his prior employer.
Exceptional in-year Retention
One-Time Additional Equity Award	$2,500,000(1) all RSUs	A one-time corrective action. See below for additional details.
(1) Represents the intended value of the grant at the time of the decision by the Board of Directors. Actual grant date fair value may differ slightly.
As described above, Mr. Komasinski’s initial equity award upon joining the Company was heavily performance-based (the “Performance-Based New Hire Award,” collectively with the time-based new hire award, the “New Hire Awards”), and a significant part of this equity compensation was intended to compensate a decrease in cash compensation from his previous employment. Early in Mr. Komasinski’s time as CEO, a precipitous decline in the Company’s share price (from a peak of $45.50 on February 7,
2025 the week before he started, dropping to $38.81 by the end of February 2025, and to $23.83 by the
end of Q2 2025) caused a substantial portion of his new hire package to lose value in a very short period of time. If Mr. Komasinski had joined just a few months later, the situation would have been very different.
The Board of Directors, following extensive consideration and analysis, determined that, due to changes in market, including a general decline in the AdTech sector, and Company conditions, such as the decrease in scope with two specific Retail Media clients, as communicated soon after Mr. Komasinski joined in Q1 2025, all unrelated to his performance as CEO and occurring well before his actions could have any impact, the incentive value of the New Hire Awards had fallen substantially below the level originally intended to ensure a market competitive total direct compensation opportunity for a newly hired
CEO assuming the role and responsibilities of a global corporation, and accordingly no longer served our motivational and retention objectives, presenting the Board of Directors with significant enterprise risk.
The Board of Directors therefore decided on December 19, 2025 to take two highly exceptional, one-time measures to address these concerns while maintaining reasonable market alignment and appropriate focus on go-forward, longer term business priorities, effective alignment of his target total direct compensation and our business performance and satisfy our retention objectives:
•Grant a one-time award valued at $2,500,000 in time-vesting RSUs to cover a portion of the loss in value of Mr. Komasinski’s target new hire award, with 3 year vesting. Note that with this addition, the majority of the grant date value of all of Mr. Komasinski’s equity awards in 2025 will still be tied to performance (see pay mix graphic in section below) to maintain strong pay-for-
performance alignment; and

•Strengthen focus on future company financial performance by converting his 2025 relative TSR-
based PSUs to financial PSUs with half based on 2026 plan metrics, and half on 2027 plan metrics, preserving the same original total vesting schedule. These metrics for 2026 are focused on top-line growth, as a strategic priority for the Company.
In order to maintain consistency with shareholders’ experience, these cumulative changes were intended to restore Mr. Komasinski’s compensation to an adequate level, but not to compensate the full loss in value at the current share price.
Note that the Board of Directors is committed to maintaining a strong link between CEO and executive compensation and total shareholder return performance, and that the CEO’s equity grant for
2026 will again include a significant relative TSR component.
Executive Pay Mix
The charts below show the target total pay mix for each of Mr. Komasinski, our Chief Executive
Officer, Ms. Clarken, our former Chief Executive Officer, Ms. Glickman, our Chief Financial Officer, Mr.
Damon, our Chief Legal and Transformation Officer and Mr. Gleason, our former Chief Revenue Officer and President, Retail Media. The long-term compensation presented below is based on grant date fair values, and there is no assurance that these amounts will reflect their actual economic value or that such amounts will ever be realized.
The charts illustrate the overall predominance of performance-based compensation and variable
(as opposed to fixed) long-term incentive compensation through performance-based annual incentives and equity awards in our executive compensation program. We believe that this weighting of components allows us to reward our executives for achieving or exceeding our financial, operational and strategic performance goals, and align our executives’ long-term interests with those of our shareholders.
Chief Executive Officer Michael Komasinski’s sign-on equity grant consisted of 70% PSUs. The above pay mix chart, however, also includes the one-time, additional RSUs granted to Mr. Komasinski in
December 2025 (for more information, please see “Compensation Discussion and Analysis—New
Hire Package and Year One Compensation for New CEO”) which decreased the overall percentage of
PSUs reflected in the above chart but maintained a majority of the equity grant value tied to performance.

The retirement of former Chief Executive Officer, Megan Clarken, was announced and the terms of her separation as reflected in her Transition Agreement (for more information, please see
“Compensation Discussion and Analysis - Executive Employment Agreements”), were determined before the 2025 equity grant cycle. Accordingly, Ms. Clarken only received cash compensation and benefits during fiscal year 2025.

For more information on the pay mix for our named executive officers, please see “Compensation
Tables—Summary Compensation Table.”

Compensation Philosophy and Objectives
Pay for Performance
Our philosophy in setting compensation policies for our executive officers has four fundamental objectives:
✓ to attract and retain a highly skilled team of executives in competitive markets;
✓ to reward our executives for achieving or exceeding our financial, operational and strategic performance goals;
✓ to align our executives’ long-term interests with those of our shareholders; and
✓ to provide compensation packages that are both competitive and reasonable relative to our peers and the broader competitive market.
The compensation committee and the Board of Directors believe that executive compensation should be directly linked both to annual achievements in corporate performance and to accomplishments that are expected to increase shareholder value over time. Historically, the Board of Directors has compensated our executive officers through three direct compensation components: base salary, an annual incentive bonus opportunity and long-term equity-based incentive compensation. The compensation committee and the Board of Directors believe that cash compensation in the form of base salary and an annual incentive bonus opportunity provides our executive officers with short-term rewards for success in operations, and that long-term incentive compensation in the form of equity awards increases retention and aligns the objectives of our executive officers with those of our shareholders with respect to long-term performance. Since 2021, long-term equity compensation for our executive officers has consisted of RSU and PSU awards, though a stock option plan remains available for future equity award consideration.  For more information, please see “—Long-Term Incentives.”
Participants in the Compensation Process
Role of the Compensation Committee and the Board of Directors
In accordance with French law, committees of our Board of Directors have an advisory role for matters falling into the competence of the Board of Directors under French law and can only make recommendations to our Board of Directors in this respect. As a result, while our compensation committee is primarily responsible for our executive compensation program, including establishing our executive compensation philosophy and practices, as well as determining specific compensation arrangements for the named executive officers, final approval by our Board of Directors is required on such matters. The
Board of Directors’ decisions and actions regarding executive compensation referred to throughout this
Compensation Discussion and Analysis are made following the compensation committee’s comprehensive in-depth review, analysis and recommendation.
The Board of Directors approves the performance goals recommended by the compensation committee under the Company’s annual and long-term incentive plans and the level of achievement by our executive officers of these goals. While the compensation committee draws on a number of resources, including, input from our Chief Executive Officer (other than with respect to the Chief Executive
Officer’s own compensation), and Compensia, the compensation committee’s independent compensation consultant, to make decisions regarding our executive compensation program, the compensation committee is responsible for making the ultimate recommendation to be approved by the Board of
Directors. The compensation committee relies upon the judgment of its members in making recommendations to the Board of Directors after considering several factors, including recommendations of the chairperson of the Board of Directors and the Chief Executive Officer with respect to the compensation of executive officers (other than with respect to the Chief Executive Officer’s own compensation), Company and individual performance, perceived criticality, retention objectives, internal fairness, current compensation opportunities as compared to similarly situated executives at peer companies (based on a review of competitive market analyses prepared by Compensia) and other factors as it may deem relevant.
Role of Compensation Consultant
The compensation committee retains the services of Compensia as its independent compensation consultant. The mandate of the compensation consultant includes assisting the compensation committee in its review of executive and director compensation practices, including analysis of competitive market data and practices and the competitiveness of our executive officer pay levels, design of the Company’s annual and long-term incentive compensation plans, and executive compensation design. The compensation committee is responsible for oversight of the work of
Compensia and annually evaluates the performance of Compensia. The compensation committee has discretion to engage and terminate the services provided by Compensia.
At its meeting in October 2025, the compensation committee assessed the independence of
Compensia pursuant to SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the compensation committee.
Role of Chief Executive Officer
In 2025, Mr. Komasinski, who has served as our Chief Executive Officer since February 15, 2025, attended compensation committee meetings and worked with the chair of the compensation committee and Compensia to develop compensation recommendations for the executive officers (excluding Mr.
Komasinski), based upon individual experience and breadth of knowledge, individual performance during the year and other relevant factors listed above. The compensation committee works directly with
Compensia to recommend to the Board of Directors compensation actions for individuals holding the position of Chief Executive Officer. In accordance with Nasdaq rules, the charter of the compensation committee provides that individuals holding the position of Chief Executive Officer are not present during deliberations or voting concerning their own compensation.
Use of Competitive Market Data
The compensation committee draws on a number of resources to assist in the evaluation of the various components of the Company’s executive compensation program, including an evaluation of the compensation practices at peer companies. The compensation committee uses an analysis of market data drawn from this evaluation to ensure that our compensation practices are competitive in the marketplace and to assess the reasonableness of compensation.
Our peer companies in 2025 were recommended to the compensation committee by Compensia, then selected by the compensation committee and subsequently approved by the Board of Directors.
Each year, the compensation committee reviews and updates our peer group, as appropriate, with the assistance of Compensia. The companies comprising the peer group for 2025 were selected on the basis of their comparability to Criteo in terms of industry (with a focus on public internet software and services companies focused on advertising/media-related business in the United States, geographic location, market capitalization, financial attributes (including revenue, revenue growth, comparable gross profit and operating/net income), number of employees and other relevant factors.
Based on this evaluation, the compensation committee selected the companies in the following table for the 2025 peer group, which were subsequently approved by the Board of Directors. The peer companies generally had revenues up to two times the Company’s revenue, and market capitalization between a quarter to four times the Company’s market capitalization.

Blackbaud	Etsy	Thryv Holdings
Box	Integral Ad Science Holding	Tripadvisor
CarGurus	LiveRamp Holdings	Verint Systems
Cars.com	Magnite	Yelp
Commvault Systems	MicroStrategy	Zeta Global Holdings
Digital Turbine	QuinStreet	Ziff Davis
DoubleVerify Holdings	Stagwell	ZoomInfo Technologies
Changes to the U.S. peer group from 2024 to 2025 include the addition of Stagwell, Etsy and
ZoomInfo Technologies and the removal of Nutanix. These changes result in a peer group that the compensation committee believed was more closely aligned with Criteo’s financial and value criteria.
Please note that the Company no longer updates a separate European peer group as of 2025 given that
European peers were becoming less relevant with all Company executive officers based in the U.S., and were therefore no longer being used for benchmarking.
In addition to reviewing an analysis of market data drawn from its approved peer group, the compensation committee also reviews competitive compensation data from broader Radford Global
Compensation survey cuts and proprietary Compensia databases. To assist the Company in making its executive compensation decisions for 2025, Compensia evaluated competitive market practices, considering base salary, target annual incentives as a percentage of base salary, annual incentive plan structures, target total cash compensation, target annual long-term incentive grant date fair values, equity award mixes and structures, and target total direct compensation.
In general, our Board of Directors seeks to set our executives’ target total cash compensation
(base salary plus target annual incentive bonus) and long-term incentive compensation at levels that are competitive with our peers (based on its review of the compensation data for executives with similar roles at the companies in the approved peer group) and, in the case of long-term incentive compensation, at a level competitive with our peers and significant enough to ensure strong alignment of our executive officers’ interests with those of our shareholders.
However, the compensation committee does not formally “benchmark” our executive officers’
compensation to a specific percentile of our peer group. Instead, it considers competitive market data as one factor among many in its deliberations. The compensation committee exercises independent judgment in determining appropriate levels and types of compensation to be paid based on its assessment of several factors, including recommendations of the Chief Executive Officer with respect to the compensation of executive officers (other than their own compensation), Company and individual performance, perceived criticality, retention objectives, internal fairness, current compensation opportunities as compared with similarly situated executives at peer companies (based on review of competitive market analyses prepared by Compensia) and other factors as it may deem relevant.
Prior Year Say-On-Pay Results
At the 2022 Annual General Meeting, our shareholders expressed a preference for holding advisory votes to approve the compensation of the named executive officers on an annual basis. In light of this vote, the Company’s Board of Directors determined that the Company will continue to hold an advisory vote to approve named executive officer compensation on an annual basis until the next required say-on-frequency vote, which will be held at the 2028 Annual General Meeting.
Our executive compensation program received the support of our shareholders and was approved, on a non-binding advisory basis, by approximately 97.98% of the votes cast at the 2025 Annual
General Meeting. We greatly value feedback from our shareholders on our executive compensation program and corporate governance policies and welcome input, as it impacts our decision-making. As a result of our engagement with our shareholders, detailed below, our compensation committee made a number of changes to the structure of the long-term incentive compensation program for our executive officers, commencing in 2024. We believe that ongoing engagement builds mutual trust with our shareholders, and we will continue to monitor feedback from our shareholders and will continue to solicit shareholder views on our executive compensation program in the future, as appropriate.
In 2025, our management team continued to frequently engage with the investment community, hosting and participating in 182 investor events, including during roadshows and conferences as well as phone calls and meetings with approximately 193 firms. Shareholders we spoke to jointly represented about 81% of floating shares as of December 31, 2025. In 2025, we engaged with shareholders to discuss corporate governance, board composition, executive compensation, business strategy, capital allocation and other governance-related topics. In such engagements, investors’ feedback and suggestions on our executive compensation program were regularly heard and taken into consideration.
Based on future engagement with our shareholders, our compensation committee and Board of Directors will continue to consider potential shareholders’ feedback and take them into account in future determinations concerning our executive compensation program.
Elements of Executive Compensation Program
In 2025, as in prior years, our executive compensation program consisted of three principal elements:
•Base salary
•Annual incentive
•Long-term incentives
Base Salary
Base salary is the principal fixed element of an executive officer’s annual cash compensation during employment. The level of base salary reflects the executive officer’s skills and experience and is intended to be on par with other job opportunities available to such executive officer. Given the industry in which we operate and our compensation philosophy and objectives, we believe it is important to set base salaries at a level that is both market competitive in order to retain our current executives and reasonable, and to hire new executives when and as required. However, our review of competitive market data is only one factor in formulating recommendations for base salary levels. In addition, the compensation committee also considers the following factors:
•individual performance of the executive officer, as well as overall performance of the Company, during the prior year;
•level of responsibility, including breadth, scope and complexity of the position;
•years and level of experience and expertise and location of the executive officer;
•internal review of the executive officer’s compensation relative to other executives to contemplate internal fairness considerations; and
•in the case of executive officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer.
Base salaries for our executive officers are determined on an individual basis at the time of hire.
Adjustments to base salary are considered annually based on the factors described above.

2024 — 2025 Base Salaries
The base salaries of the named executive officers for 2024 and 2025 and related explanatory notes are set forth below:

Name	Position	2025 Base Salary (USD)	2024 Base Salary (USD)	Explanatory Notes
Michael Komasinski	Chief Executive Officer	$750,000	Not Applicable
The amount shown with respect to 2025 reflects
the full annual target base salary Mr.
Komasinski was eligible to receive. The
prorated amount corresponding to his start date
in February 2025 was $657,534.
Mr. Komasinski’s remuneration is solely for his
role as Chief Executive Officer of Criteo Corp.

Megan Clarken	Former Chief Executive Officer	$725,000	$711,325
The amount shown with respect to 2025 reflects
the full annual target base salary Ms. Clarken
was eligible to receive. The prorated amount
corresponding to her date of retirement as Chief
Executive Officer in February 2025 was
$146,986.

Sarah Glickman	Chief Financial Officer	$529,000	$516,817	The amount shown with respect to 2024 reflects the compensation Ms. Glickman received due to proration of the effective date in April 2024 based on an annual base salary of $529,000.

Ryan Damon	Chief Legal and Transformation Officer	$490,000	$482,541	The amount shown with respect to 2024 reflects the compensation Mr. Damon received due to proration of the effective date in April 2024 based on an annual base salary of $490,000.

Brian Gleason	Former Chief Revenue Officer and President, Retail Media	$575,000	$550,137
The amount shown with respect to 2025 reflects
the full annual target base salary Mr. Gleason
was eligible to receive. The prorated amount
corresponding to his date of resignation in July
2025 was $330,822.
The amount shown with respect to 2024 reflects
the compensation Mr. Gleason received due to
proration of the effective date July 2024, based
on an annual base salary of $575,000.

Annual Incentive Bonus
The Company provides our executive officers with the opportunity to earn annual cash bonus awards pursuant to the Executive Bonus Plan (“EBP”), which are specifically designed to motivate our executive officers to achieve pre-established Company-wide goals set by the Board of Directors and, to a lesser degree, reward them for individual results and achievements in a given year.
The EBP is intended to provide structure and predictability regarding the determination of performance-based cash bonuses. Specifically, the EBP seeks to:
(i)help attract and retain a high quality executive management team;
4 Contribution ex-TAC is a non-GAAP financial measure of profitability akin to gross profit. It is calculated by deducting traffic acquisition costs from revenue and reconciled to gross profit through the exclusion of other costs of revenue.

(ii)increase management focus on challenging yet realistic goals intended to create value for shareholders;
(iii)encourage management to work as a team to achieve the Company’s goals; and
(iv)provide incentives for participants to achieve results that exceed Company goals.
Pursuant to the EBP, the annual cash bonus opportunities for our executive officers are approved on an annual basis by the Board of Directors. The Company goals, their relative weighting, and the relative weighting for each of the individual performance goals of the executive officers, if applicable, are also established by the Board of Directors at the beginning of the year, upon recommendation of the compensation committee, shortly after the Board of Directors has approved our annual operating plan.
Under the EBP, the Board of Directors has the discretion to determine the extent to which a bonus award will be adjusted based on an executive officer’s individual performance or such other factors as it may, in its discretion, deem relevant. An executive officer’s bonus award may be adjusted downward to zero by the Board of Directors based on a review of factors including individual performance. The Board of Directors is not required to set individual qualitative performance goals for a given year.
2025 Annual Bonus Performance Goals
The performance measures and related target levels for the 2025 EBP, which reflected performance requirements set at the start of the year in the Company’s annual operating plan, were developed by the compensation committee and approved by the Board of Directors at meetings held in
February 2025. In the first quarter of 2025, the Board of Directors, on the recommendation of the compensation committee, set two shared quantitative goals applicable to all of the named executive officers (weighted 80%, collectively) and individual qualitative goals for each of our named executive officers (weighted 20%). All of our named executive officers participated in the 2025 EBP.
Quantitative Goals
The quantitative measures selected for the 2025 EBP were the 2025 achievement of financial targets in (i) Contribution ex-TAC,4 measured at constant currency and (ii) Adjusted EBITDA, measured at constant currency at 2025 plan rates. These measures were approved by the Board of Directors because
Contribution ex-TAC and Adjusted EBITDA are the key measures it uses to monitor the Company’s financial performance. In particular, our strategy focuses on maximizing the growth of our Contribution ex-
TAC on an absolute basis over maximizing our near-term gross margin, as we believe this focus builds sustainable long-term value for our business by fortifying a number of our competitive strengths, including access to advertising inventory, breadth and depth of data and continuous improvement of the Criteo AI
Engine’s performance, allowing it to deliver more relevant advertisements at scale. In 2025 (as in the previous three years), the Contribution ex-TAC measure and Adjusted EBITDA measure were given equal weight of 40% and 40%, respectively (collectively 80% for the 2025 quantitative goals). In setting the payout scale for both the Contribution ex-TAC portion and the Adjusted EBITDA portion of the quantitative goals, payout levels were set to be challenging, yet achievable, taking the business context into consideration.  Finally, when determining quantitative performance, the Company's reported Contribution ex-TAC for 2025 was to be adjusted for EBP purposes by using the same exchange rate as was used to establish the Contribution ex-TAC targets in February 2025.

The payout scale on the Contribution ex-TAC portion of the 2025 quantitative goals approved in early 2025 was as follows, with Contribution ex-TAC growth measured, in each case, on a constant-
currency basis:
•If 2025 Contribution ex-TAC was below $1,117 million, the payout on the Contribution ex-
TAC portion of the quantitative goals would have been zero;
•If 2025 Contribution ex-TAC growth was between $1,117 million and the $1,201 million target, the payout on the Contribution ex-TAC portion of the quantitative goals would be between
50% and 100% of target;
•If 2025 Contribution ex-TAC growth was between the $1,201 million target and the $1,321 million stretch target, the payout on the Contribution ex-TAC portion of the quantitative goals would be between 100% and 150% of target;
•If 2025 Contribution ex-TAC growth was between the $1,321 million stretch target and the
$1,381 million maximum target, the payout on the Contribution ex-TAC portion of the quantitative goals would be between 150% and 200% of target; and
•If 2025 Contribution ex-TAC growth was $1,381 million or greater, our executives could achieve the maximum payout on the Contribution ex-TAC portion of the quantitative goals, which was 200%.
Viewed in terms of required year-over-year growth, the Contribution ex-TAC portion of the 2025 quantitative goals would be based on 7.2% growth for a target level payout and 23.3% growth for a maximum level payout.

2024 Contribution ex-TAC* ($ millions)	2025 Contribution ex-TAC Targets*
	Threshold		Target		Stretch		Max
	Amount ($ millions)	Required Growth	Amount ($ millions)	Required Growth	Amount ($ millions)	Required Growth	Amount ($ millions)	Required Growth

1,120	1,117	(0.3)%	1,201	7.2%	1,321	18.0%	1,381	23.3%
*Presented in constant currency at 2025 plan rates. 2024 reported Contribution ex-TAC was $1,121.5 million.
The payout scale on the Adjusted EBITDA portion of the 2025 quantitative goals approved in early 2025 was as follows, in each case calculated on an absolute basis and excluding currency impacts:
•If 2025 Adjusted EBITDA was less than $333 million, the payout on the Adjusted EBITDA portion of the quantitative goals would have been zero;
•If 2025 Adjusted EBITDA was between $333 million and the $392 million target, the payout on the Adjusted EBITDA portion of the quantitative goals would be between 50% and
100% of target;
•If 2025 Adjusted EBITDA was between the $392 million target and the $461 million stretch target, the payout on the Adjusted EBITDA portion of the quantitative goals would be between 100% and 150% of target;
•If 2025 Adjusted EBITDA was between the $461 million stretch target and the $490 million maximum target, the payout on the Adjusted EBITDA portion of the quantitative goals would be between 150% and 200% of target; and
•If 2025 Adjusted EBITDA was $490 million or greater, our executives could achieve the maximum payout on the Adjusted EBITDA portion of the quantitative goals, which was 200%.

2024 Adjusted EBITDA* ($ millions)	2025 Adjusted EBITDA Targets
	Threshold	Target	Stretch	Max
	Amount ($ millions)	Amount ($ millions)	Amount ($ millions)	Amount ($ millions)

390	333	392	461	490
*Presented in constant currency at 2025 plan rates.  2024 reported Adjusted EBITDA was $390.1 million.
The quantitative goals determined in early 2025 and the achievement levels for such goals were designed to ensure proper alignment between the 2025 EBP and the internal 2025 financial plan supporting the guidance that we published at the beginning of 2025.
The chart below sets forth the 2025 quantitative goal performance levels and the achievement levels for such goals, as well as actual Company performance for 2025 against which executive performance was measured.

		Payout Scale
Performance Measure	Weight	50%	100%	150%	200%	Actual	Achievement as Percent of Target	Payout of Bonus Opportunity
2025 Contribution ex-TAC*	40%	$1,117 million	$1,201 million	$1,321 million	≥$1,381 million	$1,160 million	96.6%	76%
2025 Adjusted EBITDA*	40%	$333 million	$392 million	$461 million	≥$490 million	$412 million	105.1%	115%
*Calculated on a constant currency basis and using the same exchange rate as was used to set the target performance levels in February 2025. The Company's as reported constant currency Contribution ex-TAC was $1,160.7 million.
As shown above, year-over-year Contribution ex-TAC growth was 4% at constant currency, which resulted in a 96.6% payout for the Contribution ex-TAC portion of the quantitative goals, and Adjusted
EBITDA was $412 million, which resulted in a payout of 105.1% on the Adjusted EBITDA portion of the quantitative goals, averaging 100.9% for the financial metric performance. This resulted in a total of 96%
of the target bonus amounts to the 2025 EBP participants with 100% achievement of the qualitative goals discussed below.
Qualitative Goals
Pursuant to the EBP, the Board of Directors approved individual qualitative goals for each of the
2025 EBP participants that were aligned to strategic performance objectives for those individuals. The qualitative goals were weighted 20% of the target bonus opportunity, and this component was evaluated at the discretion of the Board of Directors. The qualitative goals for 2025 were selected for Mr.
Komasinski, Ms. Glickman, and Mr. Damon in the first half of 2025 by the compensation committee with the intent to be rigorous and difficult to achieve. The qualitative goals for 2025 included: (i) for Mr.
Komasinski, to refine and begin to deliver on a compelling three year strategy (including capital allocation strategy), deliver on 2025 financial commitments, increase Criteo customer satisfaction and brand value, inspire, develop and retain talent towards long term success and effective organizational leadership; (ii)
for Ms. Glickman, to deliver against our numbers, enable Criteo’s strategy and execution, strengthen our finance processes, share a compelling and measurable equity story and team leadership; and (iii) for Mr.
Damon, to execute on various initiatives in legal and corporate affairs, prioritize key transformation initiatives, deliver against our numbers for AdTech services and team leadership.
The compensation committee determined that the 2025 EBP participants generally exceeded the achievement of their respective qualitative objectives. The EBP, with Board of Directors approval, allows for over-achievement of qualitative objectives, provided that the total bonus cap of 200% of target is not exceeded, so individual payout results may vary based on individual performance outcomes. For the qualitative portion of the 2025 EBP (weighted 20% of the total EBP), the compensation committee recommended, and the Board of Directors approved, a 100% payout with respect to Mr. Komasinski, a
100% payout with respect to Ms. Clarken (as provided for in her Transition Agreement), a 125% payout with respect to Ms. Glickman, and a 125% payout with respect to Mr. Damon. No individual performance was assessed and no annual bonus payable with respect to Mr. Gleason, as he left the Company effective July 29, 2025.
2025 Annual Cash Bonus Payouts
The Board of Directors approved annual incentive bonus awards for each of the named executive officers as follows:

Name	Bonus Target as % of Base Salary	Bonus Target ($)	Quantitative Goals Achievement (80%)	Qualitative Goals Achievement (20%)	Funding Multiplier as % of Target	Actual Payout Amount
Michael Komasinski	100%	$687,500	95%	100%	96%	$660,000
Megan Clarken	100%	$146,986	95%	100%(1)	96%	$141,107
Sarah Glickman	85%(2)	$436,606	95%	125%	101%	$440,972
Ryan Damon	70%	$343,000	95%	125%	101%	$346,430
Brian Gleason	100%	$330,822	95%	—%	—%	0(3)

(1) The individual performance for Ms. Clarken was agreed to in the Transition Agreement dated August 26, 2024 between the Company and Megan Clarken.
(2) Ms. Glickman’s target bonus as a percentage of base salary was increased from 75% to 85% in 2025 to maintain market competitiveness.
(3) Mr. Gleason resigned as Chief Revenue Officer and President, Retail Media, effective July 29, 2025.
Long-Term Incentives
Long-term incentives (“LTIs”) in the form of equity awards represent an important tool for the
Company to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term. The majority of the total target direct compensation opportunity for our named executive officers is provided in the form of long-term equity awards. We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to drive the achievement of both near-term and long-term corporate objectives.
We use a mix of RSUs and PSUs to provide LTIs to our executive officers pursuant to the
Company's 2015 Time-Based Restricted Stock Unit Plan and 2015 Performance-Based RSU Plan.  The
combination of Time-Based Restricted Stock Units (“RSUs”) and Performance-Based Restricted Stock
Units (“PSUs”) provide an appropriate balance between addressing retention objectives and driving corporate performance, and is also consistent with the practice in a strong majority of our peer companies. The Board of Directors generally grants our executive officers equity awards each year as part of our annual review of our executive compensation program. The eligibility for, size of, and mix of any additional equity awards to each of our executive officers are determined after taking into account the following factors:
•the individual performance assessment of each executive officer, the results and contributions delivered during the year, as well as his or her anticipated potential future impact;

•the competitive positioning of the target value of each equity award when compared to the equity values delivered to executives in comparable roles at the companies in our peer group and the broader market for our industry sector;
•the mix of RSUs and PSUs needed to stay at the forefront of our peer and broader market practices, as well as key investor and investor advisor guidelines;
•the size and vesting schedule of existing equity awards in order to maximize the long-term retentive power of additional awards;
•the size of each executive officer’s total cash compensation opportunity;
•the Company’s overall performance relative to corporate objectives; and
•the Company’s projected overall equity pool for the year and impact on available share reserves.
2025 Annual Equity Awards
After considering the factors set forth above, the Board of Directors, upon recommendation of the compensation committee, determined that the 2025 LTI compensation to be granted to Mr. Komasinski,
Ms. Glickman, Mr. Damon and Mr. Gleason should be (i) 30% RSUs and 70% PSUs (35% financial PSUs and 35% TSR-based PSUs) for Mr. Komasinski; and (ii) 40% RSUs and 60% PSUs (30% financial PSUs and 30% TSR-based PSUs) for Ms. Glickman and Mr. Damon. Ms. Clarken was not considered for an equity award in view of her retirement on February 15, 2025 and Mr. Gleason’s equity award was forfeited in connection with his resignation as Chief Revenue Officer and President, Retail Media, effective July 29,
2025.
The table below sets forth the equity awards granted by the Board of Directors to our named executive officers in 2025:

Name	Shares Issuable Upon Vesting of PSUs Granted in 2025 (At Target)(1)	Shares Issuable Upon Vesting of RSUs Granted in 2025	Total Value of Equity Awards in 2025 (in thousands)(2)
Michael Komasinski	120,482	176,635(3)	$9,591
Megan Clarken	0	0	$0
Sarah Glickman	48,685	32,456	$3,300
Ryan Damon	36,882	24,588	$2,500
Brian Gleason(4)	91,960	28,522	$4,900

(1)  The number of PSUs set forth in this column show the PSU awards at target (100%). The number of PSU awards that may be earned by our named executive officers assuming the maximum possible achievement of 200% of target (which would represent 240,964 PSUs for Mr. Komasinski, 97,370 PSUs for Ms. Glickman, 73,764 PSUs for Mr. Damon and 183,920
PSUs for Mr. Gleason), with 50% of the amount granted in the form of financial PSUs and 50% granted in the form of TSR-
based PSUs. As set forth in the section below, 71% of the target of Mr. Komasinski’s, Ms. Glickman’s, Mr. Damon’s and Mr.
Gleason’s 2025 financial PSU awards were earned based on the respective level of performance achieved.

(2)  Under our Board of Directors approved equity award grant policy, the number of shares subject to each equity award is based on the target value of the award divided by the average of the 45-trading-day closing price calculated on the date of determination. For this purpose, the “date of determination” is the date five (5) trading days prior to the date on which the
Board of Directors grants the equity award, provided that the fair market value of our shares is not more or less than 10% of the closing market price of our shares on the date of determination. The values disclosed in this table may differ from the grant date fair value of the 2025 stock awards as reported in the Summary Compensation Table, which is computed in accordance with the FASB ASC Topic 718.

(3) The number of RSUs consists of 125,000 RSUs awarded to Mr. Komasinski in a supplemental grant of RSUs approved by the Board of Directors in December 2025 in connection with a one‑time CEO retention action, and 51,635 RSUs awarded to
Mr. Komasinski in his initial grant in February 2025.

(4) As Mr. Gleason resigned as Chief Revenue Officer and President, Retail Media, effective July 29, 2025, these PSUs and RSUs were forfeited in connection with his resignation.

2025 PSU Awards
Our Ordinary Shares subject to the PSUs granted to the named executive officers are to be earned contingent upon the attainment of performance goals set by the Board of Directors, with the earned shares (if any) subject to an additional time-based vesting requirement. In the first quarter of 2025,
Mr. Komasinski (including both his New Hire Awards and 2025 PSU award), Ms. Glickman, Mr. Damon and Mr. Gleason were granted, assuming achievement of the goals at the target level (100%), 120,482,
48,685, 36,882 and 91,960 PSUs, respectively. 50% of each named executive officer's PSUs were granted in the form of financial PSUs (the “Financial PSUs”) and the other 50% were granted in the form of TSR-based PSUs (the “TSR-Based PSUs”), provided that, as described above, Mr. Komasinski’s TSR-
based PSUs were converted to Financial PSUs in December 2025 (see “Compensation Discussion and
Analysis—New Hire Package and Year One Compensation for New CEO”). The Board of Directors set a
combination of 2025 Retail Media Contribution ex-TAC, Contribution ex-TAC and Adjusted EBITDA as the
goal for the Financial PSUs and relative total shareholder return versus the Nasdaq Composite Index as the goal for the TSR-Based PSUs, provided that with respect to Mr. Komasinski’s TSR-based PSUs that were modified in December 2025, the financial targets will be based on the 2026 and 2027 financial plan.
Financial PSUs have a one-year performance measurement period and vest over three years.
Because French law prohibits vesting of restricted stock before the second anniversary of the grant date, two-thirds of the earned PSUs will vest on the second anniversary of the grant date; the remaining one-
third will vest on the third anniversary of the grant date.
TSR-based PSUs are subject to an extended performance measurement period, such that 50%
will vest based on the Company's TSR performance relative to that of the Nasdaq Composite Index through the second anniversary of the grant date, and the remaining 50% will vest based on the
Company's TSR performance relative to that of the Nasdaq Composite Index through the third anniversary of the grant date.
Following a review of prevailing market practice with the advice of Compensia, our Board of
Directors granted these awards with a maximum payout opportunity tied to maximum defined performance levels at 200% of target to create a long-term incentive opportunity to incentivize and reward over-performance. Any excess (unearned) portion of the grant will be recaptured (and returned to the equity pool), which for the financial PSUs, will occur in the year following the grant date, well in advance of the financial PSUs’ vesting date.  Below we have described the application of the 2025 financial goals that apply to Mr. Komasinski’s, Ms. Glickman’s, Mr. Damon’s and Mr. Gleason’s 2025 PSU grants.
Financial PSUs
Given its critical importance to our shareholders, and the impact on future growth, the compensation committee and Board of Directors determined it was appropriate to maintain Retail Media
Contribution ex-TAC as the primary performance metric for the Financial PSUs in 2025, weighted at 60%, but then balanced with the broader financial metrics of Adjusted EBITDA and Contribution ex-TAC, each with a 20% weighting. Furthermore, our compensation committee and Board of Directors determined that it was appropriate to maintain a one-year performance period for the Financial PSUs for 2025, while maintaining a longer, multi-year performance period for the TSR-Based PSUs.

The following table sets forth the 2025 achievement and related payout levels for the Retail
Media Contribution ex-TAC, Contribution ex-TAC and Adjusted EBITDA metrics for the Financial
PSUs, as well as the actual Company performance for 2025.

		Payout Scale
Performance Measure	Weight	50%	100%	150%	200%	Actual	Bonus Factor Achievement	Plan Payout (Percent of Target)
2025 Retail Media Contribution ex-TAC(1)	60%	$252 million(2)	$308 million	$331 million	$354 million	$257 million	54%	83.4%
2025 Contribution ex-TAC(1)	20%	$1,117 million	$1,201 million	$1,321 million	$1,381 million	$1,160 million*	76%	96.6%
2025 Adjusted EBITDA(1)	20%	$333 million	$392 million	$461 million	$490 million	$412 million	115%	105.1%

(1) Calculated on a constant currency basis and using the same exchange rate as was used to set the targets in February 2025.
(2) Reflects a reduction of the Retail Media Contribution ex-TAC threshold target achievement level from $277 million to $252 million, as approved by the Board of Directors in December 2025. For more information on this revision, please see the discussion below.

Upon review of the projected achievement level of 2025 Financial PSUs, the Board of Directors determined that the impact of the reduced scope for two specific Retail Media clients, as disclosed on
May 2, 2025, would have disproportionate impact on the overall result of our Retail Media Contribution ex-
TAC metric, which represented 60% of the total plan. The Board of Directors therefore decided in
December 2025 to reduce the minimum threshold achievement level for this particular performance condition from $277 million to $252 million, representing flat year-on-year growth, in order to allow for potential limited payout on this component if positive growth were still achieved, while keeping the original target for Retail Media Contribution ex-TAC and related achievement levels unchanged. The Board of
Directors determined that this would still allow for a partial payout with respect to this metric, which would still be well below target achievement level, and believed that this would result in a more balanced representation of the Company’s overall financial performance.
Actual Retail Media Contribution ex-TAC for 2025 was $257 million, actual Contribution ex-TAC for 2025 was $1,160 million, and actual Adjusted EBITDA for 2025 was $412 million, each as calculated on a constant currency basis using the same exchange rate as was used to set the targets, resulting in a
71% of target payout with respect to the Financial PSUs.

Named Executive Officer	Title	2025 Financial PSU Target	Payout
Michael Komasinski	CEO	60,241	42,771
Sarah Glickman	CFO	24,343	17,284
Ryan Damon	CLTO	18,441	13,093
Our compensation committee and Board of Directors believe that a time-based vesting requirement for any earned PSUs is important to satisfy our retention objectives and longer-term alignment with our shareholders’ interests. The Financial PSUs earned with respect to 2025 are subject to an overall three-year vesting schedule, which vesting is subject to the named executive officer’s continued employment with the Company as of the applicable vesting date.
TSR-Based PSUs
With regard to the TSR-based PSUs, the compensation committee and the Board of Directors believe that the use of a TSR metric promotes longer-term alignment with shareholders and a relative metric establishes a direct link between the compensation of our named executive officers and long-term enterprise value creation as payouts under the PSUs are determined by the Company's long-term TSR performance relative to that of the Nasdaq Composite Index. The compensation committee and the Board of Directors, determined that the use of the Nasdaq Composite Index was an appropriate benchmark given the broad-market nature of the index, its use among other software/media companies, its administrative simplicity and its transparency.
In setting the performance goals for the 2025 TSR-based PSUs, after considering market best practices, the Board of Directors determined that payouts under the TSR-based PSUs would range from
0% to 200% of the target PSUs, with relative TSR performance at the 55th percentile resulting in 100%
payout, and relative performance at the 80th percentile or better resulting in a 200% payout; provided, however, that if the Company's absolute TSR is negative, then payout for the TSR-based PSUs cannot exceed 100% regardless of the Company's relative percentile performance. In this way, the payouts under the TSR-based PSUs are intended to be aligned with performance levels that are considered challenging.
To facilitate the transition to the use of multi-year performance measurement periods, the Board of Directors determined that it was appropriate to measure relative TSR compared to the Nasdaq
Composite Index over a two-year performance period for 50% of the TSR-based PSUs and over a three-
year performance period for the other 50% of the PSUs, in each case with the PSUs subject to the awards to be earned and vest through the second and third anniversaries, respectively of the awards’
grant date, which vesting is subject to the named executive officer’s continued employment with the
Company as of the applicable vesting date.
The following table sets forth the 2024 Total Shareholder Return goal for the 2024 TSR-Based
PSU awards.

Criteo’s TSR Percentile vs. Nasdaq Composite Index(1)	Potential Percentage of TSR-Based PSUs Earned(2)(3)
0 - 30th	0%
55th	100% (Target)
80th - 100th	200% (Max)
(1)  TSR is measured as the percentage change in the 30-trading-day average adjusted closing price of a share of Criteo and the Nasdaq Composite Index as measured on the first and last day of the applicable two-year and three-year performance periods beginning on March 1, 2024, the grant date of the TSR-
based PSUs.
(2)  Achievement is linear for relative TSR between tranches and paid to one decimal point.
(3)  Earned PSUs are capped at target (100%) if the Company's absolute TSR is negative.

As well as meeting the relative TSR performance goals, the executive officers must remain employed through the second and third anniversaries of the TSR-based PSU grant date in order to vest in the PSUs.

The first 50% tranche of the TSR-based PSUs, with a performance period measured from March
1, 2024 to March 1, 2026, resulted in the Company’s TSR percentile at (38.34%) and therefore a payout at 33%.
The second 50% tranche of the TSR-based PSUs granted to Ms. Glickman and Mr. Damon in
2024 will not vest (if earned) until March 2027.

Applicable Named Executive Officers	Title	2024 TSR PSU Tranche 1 at Target	Payout
Sarah Glickman	CFO	14,894	4,915
Ryan Damon	CLTO	12,622	4,165
2025 RSU Awards
Our 2025 RSU awards have a four-year vesting schedule. Because French law prohibits vesting of restricted stock before the second anniversary of the grant date, 50% of the award vests on the second anniversary of the date of grant, and the remainder vests in equal quarterly installments thereafter over the subsequent two-year period, which vesting is subject to the named executive officer’s continued
employment with the Company as of the applicable vesting date.
Share Ownership and Equity Awards
As discussed above, long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber in the global technology industry and to retain them for the long term. The majority of our named executive officers’ target total direct compensation opportunity is provided in the form of long-term equity awards. We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to assist with the achievement of both short-term and long-term corporate objectives.
As a result, each of our named executive officers accumulates substantial exposure to our stock price, which, when coupled with time-based and performance-based vesting, we believe results in strong alignment of our executives’ interests with those of our shareholders. Furthermore, our Insider Trading
Policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Share Ownership Requirements
We maintain share ownership guidelines for our Section 16 executive officers. In October 2025, the Board of Directors, upon the recommendation of the Compensation Committee, amended the share ownership guidelines to more closely align with market practices. Under the amended guidelines (i) our
Chief Executive Officer is required to acquire and own securities in an amount equal to the lesser of (a)
200,000 shares or (b) five times the Chief Executive Officer’s annual base salary and (ii) all other Section
16 executive officers are required to acquire and own securities in an amount equal to the lesser of (a)
45,000 shares or (b) two times their annual base salary. For purposes of this requirement under the amended guidelines, the after-tax value of all unvested RSUs and earned unvested PSUs is included and
“in-the-money” value of vested but unexercised stock options is not included. The Section 16 officers are required to meet their applicable ownership requirements within five years of becoming subject to them. If required share ownership is not satisfied within five years, the individual must retain 50% of any shares resulting from vested RSUs or PSUs until the guidelines are met.

We also maintain share ownership guidelines for our non-employee directors (including the chairperson of our Board of Directors). For more details on the non-employee director share ownership guidelines, see “Director Compensation—Non-Employee Director Share Ownership Guidelines.”
In addition to these share ownership guidelines, our Board of Directors require that one percent of the shares resulting from the exercise of stock options or received upon the vesting of RSUs or PSUs by our chairperson (if applicable), Chief Executive Officer and Deputy Chief Executive Officers (“directeurs
généraux délégués”), if any, be held by such persons until the termination of their respective offices. For
2025, (i)  Ms. Picard was the chairperson of our Board of Directors until April 9, 2025, (ii) Mr. van der Kooi was the chairperson of our Board of Directors as from April 9, 2025, (iii) Ms. Clarken was our Chief
Executive Officer until February 15, 2025 and (iv) Mr. Komasinski was our Chief Executive Officer as from
February 15, 2025.
The table below shows the total exposure that each of our named executive officers had to
Criteo’s stock as of March 31, 2026, including both vested and unvested equity awards. Ms. Clarken retired from her role as Chief Executive Officer on February 15, 2025 and Mr. Gleason resigned as Chief
Revenue Officer and President, Retail Media, effective July 29, 2025, and they are therefore no longer subject to the Company’s share ownership guidelines.

Name	Ordinary Shares and ADSs (1)	Securities underlying option awards (2)	Securities underlying RSU and PSU awards (3)	Total
Michael Komasinski	—	—	1,109,399	1,109,399
Sarah Glickman	213,063	—	410,031	623,094
Ryan Damon	3,850	—	316,294	320,144

		Total for all named executive officers:		2,052,637

(1) The amounts shown in this column reflect Ordinary Shares and ADSs owned by each of our named executive officers.
(2)  The amounts shown in this column reflect stock options that have vested and are exercisable, as well as those that have not yet vested. For more information on grant dates, vesting schedules, exercise prices and expiration dates of option awards held by our named executive officers as of December 31, 2025, please see “Compensation Tables—Outstanding Equity Awards at 2025 Fiscal Year End.”

(3)  The amounts shown in this column reflect outstanding RSUs and PSUs, whether or not vested or determined earned by the Board of
Directors. For more information on the RSUs and PSUs held by each of our named executive officers as of December 31, 2025, please see
“Compensation Tables—Outstanding Equity Awards at 2025 Fiscal Year End.” For more information applicable to PSU awards, please see “—
Long-Term Incentives.”

Other Compensation Information
Employee Benefit Programs
Each of our executive officers is eligible to participate in the employee benefit plans available to our employees in the country in which they are employed, including medical, dental, group life and disability insurance, in each case on the same basis as other employees in such country, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which we believe to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace.
Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan for U.S. employees is a tax-qualified 401(k) retirement savings plan
(the “401(k) Plan”), pursuant to which all employees, including any named executive officer employed by our U.S. subsidiary (Criteo Corp.), are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Code. In 2025, we provided a 100% matching contribution on employee contributions up to the first 3% of eligible compensation and a 50% matching contribution for the next 2% of eligible compensation. Each of Mr. Komasinski, Ms. Glickman, and Mr.
Damon participate, and Ms. Clarken and Mr. Gleason participated until they departed the Company, on the same basis as our other eligible employees.

Perquisites and Other Personal Benefits
We provide limited perquisites to our named executive officers. For more information on the perquisites and other personal benefits provided to our named executive officers, please refer to footnote
(7) to the 2025 Summary Compensation Table in “Executive Compensation – Compensation Tables”
included elsewhere in this proxy statement.
Timing of Compensation Actions
Compensation, including base salary adjustments, for our named executive officers is reviewed annually, usually in the first quarter of the fiscal year, and upon promotion or other changes in job responsibilities.
 Equity Grant Policy
In fiscal year 2025, we did not grant any stock options, stock appreciation rights or similar awards under the Criteo Amended 2016 Stock Option Plan and we have not granted stock options to our named executive officers since December 2019. There are no current plans to grant stock options, stock appreciation rights or other similar appreciation-based awards as incentive compensation. The timing of our equity grants to the named executive officers is set without regard to anticipated earnings or other major announcements by the Company.
Short Sale and Derivatives Trading Policy
As noted in more detail above under the caption “Insider Trading and Anti-Hedging/Pledging
Policies,” our Insider Trading Policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Executive Compensation Recovery (“Clawback”) Policy
We maintain a “clawback” policy, adopted by our Board of Directors in October 2023, which incorporates the requirements of Rule 10D-1 under the Exchange Act, and the applicable Nasdaq listing standards. The clawback policy requires us to recoup erroneously awarded incentive-based compensation from current and former executive officers (as such term is defined in Rule 10D-1, for purposes of this section, a “Section 16 officer”) in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws. The clawback policy became effective with respect to incentive-based compensation received by such Section 16 officers on or after October 2, 2023. A copy of the clawback policy is filed as
Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 26, 2026.
Risks Related to Compensation Policies and Practices
As part of the Board of Directors’ risk oversight role, our compensation committee at least annually reviews and evaluates the risks associated with our compensation programs. The compensation committee has reviewed our compensation practices as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, the compensation committee considered the following:
•the Company’s use of different types of compensation vehicles to provide a balance of short-term and long-term incentives with fixed and variable components;
•the granting of equity-based awards that are earned based on performance (in the case of executive officers) and subject to time-based vesting, which aligns employee compensation with
Company performance, encouraging participants to generate long-term appreciation in equity values;

•the Company’s annual bonus determinations for each employee being tied to achievement of
Company goals, which goals seek to promote retention on behalf of the Company and to create long-term value for our shareholders; and
•the Company’s system of internal control over financial reporting and code of business conduct and ethics, which among other things, reduce the likelihood of manipulation of the Company’s financial performance to enhance payments under any of its incentive plans.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and
Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the Board of Directors that the Compensation
Discussion and Analysis be included in this proxy statement.
THE COMPENSATION COMMITTEE
Nathalie Balla (Chair)
Edmond Mesrobian
Ernst Teunissen

COMPENSATION TABLES
Summary Compensation Table
The following Summary Compensation Table sets forth, for the three years ended December 31, 2025, 2024 and
2023, respectively, the compensation earned by (i) our principal executive officer, (ii), our former principal executive officer who served during a portion of the fiscal year,  (iii) our principal financial officer, (iv) our other executive officer, other than the principal executive officer and the principal financial officer, who was serving as of the end of the fiscal year, and (v)
our former executive officer who served during a portion of the fiscal year. (collectively, our named executive officers).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)(5)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
Michael Komasinski	2025	657,534	1,100,000	10,043,994	—	660,000	16,032	12,477,560
Chief Executive Officer

Megan Clarken (8)	2025	146,986	—	—	—	141,107	151,951	440,044
Former Chief Executive Officer	2024	711,325	—	8,818,593	—	1,001,546	124,206	10,655,670
	2023	665,000	—	7,729,000	—	768,819	50,844	9,213,663

Sarah Glickman	2025	529,000		3,593,941	—	440,972	16,322	4,580,235
Chief Financial Officer	2024	516,817	100,000	3,251,846	—	514,750	16,122	4,399,535
	2023	476,000	—	3,138,000	—	412,953	14,132	4,041,085

Ryan Damon	2025	490,000		2,722,660	—	346,430	9,830	3,568,920
Chief Legal and Transformation	2024	482,541	100,000	2,755,814	—	414,411	8,713	3,761,479
Officer	2023	455,000	—	2,092,000	—	371,519	6,349	2,924,868

Brian Gleason (9)	2025	330,822		5,516,191	—	—	15,039	5,862,052
Former Chief Revenue Officer	2024	550,137	200,000	3,196,564	—	774,593	15,042	4,736,336
and President, Retail Media
(1)All amounts presented in the Summary Compensation Table, and in the supporting tables that follow, are expressed in U.S.
dollars. In 2023, 2024 and 2025, all compensation calculations were in U.S. dollars.
(2)The amounts reported in the “Bonus” column include an integration bonus related to the August 2022 acquisition of Iponweb, which was granted to members of the leadership team. For Michael Komasinski, this includes (i) a sign-on bonus pursuant to his management agreement and (ii) a discretionary cash payment of $100,000 approved by the Board of Directors as an extension of Mr. Komasinski’s sign-on bonus, which discretionary amount was paid in cash and is taxable as ordinary income
(for more information, see “Compensation Discussion and Analysis—New Hire Package and Year One Compensation for New
CEO”). For Brian Gleason, this amount also includes the last installment of his retention bonus in 2024.
(3)The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with FASB ASC Topic 718. For information regarding the assumptions used in determining the fair value of awards granted in 2025, 2024 and 2023 please refer to Note 15, Note 16 and Note 16 (Share-based
Compensation), respectively, of our Annual Reports on Form 10-K, each as filed with the SEC on February 26, 2026, February
26, 2025 and February 23, 2024, respectively.
(4)The amounts reported in the “Stock Awards” column reflect the grant date fair value of the PSU awards measured at target
(100%) for financial PSUs, and using a Monte-Carlo valuation model of market conditions for TSR-based PSUs, for all years shown, computed in accordance with FASB ASC Topic 718. The grant date face value for the relative TSR-based PSUs, as considered in establishing the target equity compensation, was $2,337,953 for Mr. Komasinski, $944,732 for Ms. Glickman,
$715,695 for Mr. Damon and $1,784,484 for Mr. Gleason. Note, however, that the maximum PSU payout possible for year
2023 is 150% of target and 200% of target for 2024 and 2025.  The grant date fair value assuming the highest level of performance conditions will be achieved for the financial PSUs granted in 2025, calculated as the maximum PSU payout possible for year 2025 (200% of target) multiplied by the per-share grant date fair value, would be $4,675,906 for Mr.
Komasinski, $1,889,465 for Ms. Glickman, $1,431,390 for Mr. Damon and $3,568,968 for Mr. Gleason. The modification of Mr.
Komasinski’s 2025 financial PSUs resulted in no incremental compensation expense and thus did not affect the grant date fair value as computed in accordance with FASB ASC Topic 718. For a description of the Board of Director’s rationale for the modification of Mr. Komasinski’s 2025 financial PSUs, see “Compensation Discussion and Analysis—New Hire Package and
Year One Compensation for New CEO.”
(5)The amount reported for Mr. Komasinski includes (i) a supplemental grant of 125,000 RSUs with a grant date value of
$2,437,500 approved by the Board of Directors in December 2025 in connection with a one‑time CEO retention action; and (ii)
the incremental fair value of $362,356 related to the conversion of his relative TSR PSUs to financial PSUs, in each case, computed in accordance with FASB ASC Topic 718. For a description of the Board of Director’s rationale for these actions, see
“Compensation Discussion and Analysis—New Hire Package and Year One Compensation for New CEO.”
(6)The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the amount of the cash incentive bonus earned by our named executive officers for performance for the three years ended December 31, 2025, 2024 and 2023 under the EBP. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation
Program—Annual Incentive Bonus” for the discussion and analysis of the annual cash incentives earned by each named executive officer in respect of 2025.
(7)The amounts reported in the “All Other Compensation” column for 2025 include the benefits set forth in the table below. The incremental cost to the Company is based on premiums paid and amounts reimbursed by the Company to the named executive officer.

Named Executive Officer	Life Insurance and Disability Benefit Plan Contributions ($)(a)	Defined Contribution Plan Contributions ($)(b)	Tax Reimbursements ($)(c)	Tax Assistance ($)(d)	Advisor Fees ($)(e)
Michael Komasinski	2,032	14,000	—	—	—
Megan Clarken	1,137	14,000	21,022	32,402(f)	83,390
Sarah Glickman	2,322	14,000	—	—	—
Ryan Damon	1,242	—	4,208	4,380	—
Brian Gleason	725	14,000	315	—	—
(a)Represents the cost of any life insurance and disability plan premium.
(b)Represents the cost of our employer contributions to the 401(k) plan accounts of Mr. Komasinski, Ms. Clarken, Ms.
Glickman, Mr. Damon and Mr. Gleason, for those who elected to participate in our 401(k) plan.
(c)Represents Company-paid taxes for items such as tax filing assistance. For Ms. Clarken, certain tax assistance benefits were agreed to pursuant to her Transition Agreement.
(d)  Represents tax assistance to support filings related to trailing income from past international mobility or requirements triggered by working time spent in different countries.
(e)  Represents the cost to the Company of Ms. Clarken’s compensation as a senior advisor to the Company.
(f)Represents the aggregate amount of various invoices processed and reported through payroll as imputed income, which reflects the actual incremental costs paid by the Company to provide this tax assistance for Ms. Clarken.
(8)Ms. Clarken retired from her role as Chief Executive Officer on February 15, 2025.
(9)Mr. Gleason resigned as Chief Revenue Officer and President, Retail Media, effective July 29, 2025.

2025 Grants of Plan-Based Awards Table
The following table sets forth the grants of plan-based awards to the named executive officers during the year ended December 31, 2025.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael Komasinski(5)	—	343,750	687,500	1,375,000	—	—	—	—	—	—	—
	2/28/2025	—	—	—	30,121	60,241	120,482	—	—	—	3,506,930
	2/28/2025	—	—	—	30,121	60,241	120,482	—	—	—	1,713,254
	2/28/2025	—	—	—	—	—	—	51,635	—	—	2,003,954
	12/22/2025	—	—	—	—	—	—	125,000(6)	—	—	2,457,500
	12/22/2025	—	—	—	30,121	60,241	120,482	—	—	—	362,356
Megan Clarken(7)	—	73,493	146,986	293,972	—	—	—	—	—	—	—
	2/28/2025	—	—	—	0	0	0	—	—	—	0
	2/28/2025	—	—	—	0	0	0	—	—	—	0
	2/28/2025	—	—	—	—	—	—	0	—	—	0
Sarah Glickman	—	218,303	436,606	873,212	—	—	—	—	—	—	—
	2/28/2025	—	—	—	12,171	24,343	48,685	—	—	—	944,732
	2/28/2025	—	—	—	12,171	24,342	48,685	—	—	—	1,389,592
	2/28/2025	—	—	—	—	—	—	32,456	—	—	1,259,617
Ryan Damon	—	171,500	343,000	686,000	—	—	—	—	—	—	—
	2/28/2025	—	—	—	9,221	18,441	48,685	—	—	—	715,695
	2/28/2025	—	—	—	9,221	18,441	48,685	—	—	—	1,052,704
	2/28/2025	—	—	—	—	—	—	24,588	—	—	954,260
Brian Gleason(8)	—	0	0	0	—	—	—	—	—	—	—
	2/28/2025	—	—	—	10,696	21,392	42,784	—	—	—	830,224
	2/28/2025	—	—	—	10,696	21,392	42,784	—	—	—	1,221,162
	2/28/2025	—	—	—	—	—	—	28,522	—	—	1,106,939
(1)The amounts reported in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column represent each named executive officer’s annual cash bonus opportunity that could have been earned in respect of the annual cash incentive established in 2025 under the EBP. See “Executive Compensation–Compensation Discussion and Analysis–Elements of
Executive Compensation Program—Annual Incentive Bonus” for a discussion of the annual cash incentives earned by each named executive officer for 2025. The threshold achievement level for a particular performance condition affecting a portion of the annual cash incentive opportunity was adjusted. For more information see “Compensation Discussion and Analysis—
Annual Incentive Bonus.”
(2)All PSUs were granted under our Amended and Restated 2015 PSU Plan. The number of these PSUs that were actually earned and received by each named executive officer (if any) was determined in the following fiscal year. Of those PSUs actually earned and received, for the financial PSUs, two-thirds will vest on the two-year anniversary of the grant date, and the remainder will vest on the three-year anniversary of the grant date. For the TSR-based PSUs, 50% will be earned and vest on the two-year anniversary of the grant and the remainder will vest on the three-year anniversary of the grant date.
(3)All RSUs were granted under our Amended and Restated 2015 Time-Based RSU Plan.
(4)Represents the grant date fair value, measured in accordance with FASB ASC Topic 718, of PSU awards and RSU awards made in 2025. Grant date fair values are calculated pursuant to assumptions set forth in Note 15 of our 2025 Annual Report on
Form 10-K as filed with the SEC on February 26, 2026. The grant date face value for the relative TSR-based PSUs comprising the PSU awards, as considered in establishing the target equity compensation, was $2,337,953 for Mr. Komasinski, $944,732 for Ms. Glickman, $715,695 for Mr. Damon and $1,784,484 for Mr. Gleason.
(5)On December 22, 2025, the Board of Directors approved the conversion of Mr. Komasinski’s 2025 TSR-based PSUs into financial PSUs, with performance measured half based on 2026 plan metrics and half based on 2027 plan metrics, while preserving the original overall vesting schedule. This action was approved as part of a one‑time CEO retention action. For more information, please see “Compensation Discussion and Analysis—New Hire Package and Year One Compensation for
New CEO.” The grant date for this modified award represents the modification date with respect to such award in accordance with FASB ASC 718. The grant date fair value of this award represents the incremental fair value of the award as of the modification date computed in accordance with FASB ASC Topic 718.
(6)This RSU award represents a one-time grant of a time-vesting equity award to Mr. Komasinski, approved by the Board of
Directors in December 2025. For more information, please see “Compensation Discussion and Analysis—New Hire Package
and Year One Compensation for New CEO.”
(7)Ms. Clarken retired from her role as Chief Executive Officer on February 15, 2025. Due to Ms. Clarken’s retirement, she was not eligible to participate in the full year bonus program, so the threshold, target and maximum amounts are pro-rated for 2025.
(8)Mr. Gleason resigned as Chief Revenue Officer and President, Retail Media, effective July 29, 2025.
Executive Employment Agreements
We have entered into an employment agreement with each of the named executive officers and, in connection with her retirement, a transition agreement with Ms. Clarken, the material terms of which are described below. Each of the agreements with our named executive officers is for an indefinite term. The provisions of these arrangements relating to termination of employment are described under “Potential Payments Upon Termination or Change of Control” below. See
“Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program” for a
discussion of the elements of compensation of each of the named executive officers for the year ended December 31,
2025.
Mr. Komasinski
Criteo Corp. entered into a management agreement with Mr. Komasinski, dated as of December 18, 2024, in connection with his employment by Criteo Corp. The management agreement, provided that Mr. Komasinski was entitled to receive an annual base salary of $750,000 and will be eligible to receive a target annual bonus opportunity equal to
100% of his annual base salary and a maximum annual bonus opportunity equal to 200% of his annual base salary. The annual bonus opportunity pursuant to the Company’s Executive Bonus Plan is based on the Company’s financial performance and the assessment by the Board of individual performance. Mr. Komasinski’s remuneration is in respect of his role as Chief Executive Officer of our wholly-owned subsidiary, Criteo Corp.
The management agreement also provided that Mr. Komasinski would receive a sign-on bonus equal to
$1,000,000 on the first regularly scheduled payroll date following his start date of February 15, 2025. In addition, Mr.
Komasinski’s incentive-based compensation is subject to recoupment pursuant to the Company’s clawback policy adopted by the Board of Directors and in effect from time to time.
The management agreement provided that Mr. Komasinski would receive (i) a sign-on equity grant with an aggregate grant date fair market value equal to $2,000,000 in the following mix of RSUs and PSUs: 30% RSUs and 70%
PSUs (comprised of 35% Financial PSUs and 35% TSR-based PSUs (each as defined below)), and (ii) a 2025 annual equity grant with a grant date fair market value of $5,000,000 in the same mix of RSUs and PSUs as the sign-on equity grant.
Pursuant to the management agreement, Mr. Komasinski is subject to customary restrictive covenants provided by the Company’s protective covenants agreement, including a requirement not to compete with the Company and its affiliates anywhere in the world for a period of 12 months after termination of employment. As an employee of Criteo
Corp., Mr. Komasinski will not receive any additional compensation for his service on the Board of Directors.

Ms. Clarken
On August 26, 2024, we announced that Ms. Clarken would retire from the Company after completion of a search process for her successor and a transition period. To ensure a smooth transition, on August 26, 2024, Criteo Corp. and
Ms. Clarken entered into a Transition Agreement (the “Transition Agreement”), which set forth the terms of Ms. Clarken’s phased transition.
Pursuant to the terms of the Transition Agreement, Ms. Clarken served in a full-time capacity as Chief Executive
Officer and a member of the Board of Directors until her successor Chief Executive Officer was appointed by the Board of
Directors and commenced services (the “Transition Date”), which occurred with the appointment of Michael Komasinski with the effective date of February 15, 2025. Ms. Clarken stepped down from her roles on the Transition Date and remained employed as a senior advisor to the Board of Directors and the Chief Executive Officer through November 15,
2025, under the terms of the Transition Agreement. Ms. Clarken received a monthly salary equal to ten thousand dollars
($10,000) for her services as a senior advisor.
Ms. Clarken did not receive any severance benefits in connection with her separation from the Company on
November 15, 2025.
Ms. Glickman
We entered into an amended and restated executive employment agreement effective as of November 1, 2024 with Ms. Glickman, our Chief Financial Officer.  Under the terms of her employment agreement, Ms. Glickman was entitled to receive an annual base salary of $529,000 and a target annual bonus opportunity equal to 75% of her annual base salary.
Our Board of Directors determined that for year ended December 31, 2025, Ms. Glickman would receive an annual base salary of $529,000, and an increased target annual bonus opportunity equal to 85% of her annual base salary.
Mr. Damon
We entered into an amended and restated executive employment agreement effective as of November 1, 2024 with Mr. Damon, our Chief Legal and Transformation Officer. Under the terms of his employment agreement, Mr. Damon was entitled to receive an annual base salary of $490,000, and a target annual bonus opportunity equal to 70% of his annual base salary.
Our Board of Directors determined that for year ended December 31, 2025, Mr. Damon would receive an annual base salary of $490,000, with no change to his target annual bonus opportunity.
Mr. Gleason
We entered into an amended and restated executive employment agreement effective as of July 1, 2024 with Mr.
Gleason, our Chief Revenue Officer and President, Retail Media. Under the terms of his employment agreement, Mr.
Gleason was entitled to receive an annual base salary of $575,000, and a target annual bonus opportunity equal to 100%
of his annual base salary. Mr. Gleason resigned as Chief Revenue Officer and President, Retail Media, effective July 29,
2025.
Mr. Gleason did not receive any severance benefits in connection with his resignation.

Outstanding Equity Awards at 2025 Fiscal Year End Table
The following table sets forth the number of securities underlying outstanding equity awards held by the named executive officers as of December 31, 2025. Ms. Clarken retired from her role as Chief Executive Officer on February 15,
2025 and Mr. Gleason resigned as Chief Revenue Officer and President, Retail Media, effective July 29, 2025. Neither
Ms. Clarken nor Mr. Gleason held outstanding equity awards subject to continued vesting or exercise as of December 31,
2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Michael Komasinski	02/28/2025	—	—	—	—	51,635	1,064,197	240,964	4,966,268
	12/22/2025	—	—	—	—	125,000	2,576,250	—	—
Megan Clarken	12/11/19	86,715	—	16.61	12/11/29	—	—	—	—
	03/01/2024	—	—	—	—	57,522	1,185,528	—	—
Sarah Glickman	02/24/22	—	—	—	—	3,833	78,998	—	—
	02/23/23	—	—	—	—	31,163	642,269	—	—
	03/01/2024	—	—	—	—	78441	1,616,669	59576	1,227,861
	02/28/2025					32456	668,918	97370	2,006,796
Ryan Damon	02/24/22	—	—	—	—	2,449	50,474	—	—
	02/23/23	—	—	—	—	20,773	428,132	—	—
	03/01/2024	—	—	—	—	66476	1,370,070	50488	1,040,558
	02/28/2025					24588	506,759	73764	1,520,276
Brian Gleason	03/01/2024	—	—	—	—	16,067	331,141	—	—
(1)Refer to “Potential Payments upon Termination or Change of Control” below for circumstances under which the terms of the vesting of equity awards would be accelerated.
(2)The applicable exchange rate for the exercise price of the stock option awards shown in the Outstanding Equity Awards at
Fiscal Year End table are as follows:

Date	Euro to U.S. Dollar Conversion Rate
12/11/19	1.1077
(3)The PSUs prior to 2024 will generally vest as to 50% of the earned amount on the second anniversary of the date of grant and in eight equal quarterly installments thereafter, based on continued employment. The PSUs for grant dates in 2024 and 2025 are provided at the maximum possible payout at 200% of target. Starting in 2024, the PSU vesting period was changed to 3 years, such that 2/3 of the earned amount will vest on the second anniversary date for financial PSUs and 50% for TSR-based
PSUs, and on the third anniversary, the remaining 1/3 will vest for financial PSUs and remaining 50% for TSR-based PSUs. In
December 2025, the Board of Directors approved the conversion of Mr. Komasinski’s 2025 TSR-based PSUs into financial
PSUs, with performance measured half based on 2026 plan metrics and half based on 2027 plan metrics, while preserving the original overall vesting schedule. This action was approved as part of a one‑time CEO retention action. For more information, please see “Compensation Discussion and Analysis—New Hire Package and Year One Compensation for New CEO.”
(4)The RSUs will generally vest as to 50% on the two-year anniversary of the grant date, and the remainder will vest in eight equal quarterly installments thereafter. Mr. Komasinski received a supplemental grant of 125,000 RSUs with a grant date value of $2,437,500 approved by the Board of Directors in December 2025 in connection with a one‑time CEO retention action. The shares comprising this supplemental grant are subject to time-based vesting as follows: 2/3rd of the shares will vest on the two-year anniversary of the grant date, and the remaining 1/3rd will vest on the three-year anniversary of the grant date;
however, if the conversion of the Company into a Luxembourg company is completed before the first anniversary of the grant date, then 1/3rd of the shares will vest on the anniversary of the grant date, 1/3rd of the shares will vest on the two-year anniversary of the grant date and the remaining 1/3rd will vest on the three-year anniversary of the grant date. For a description of the Board of Director’s rationale for this action, see “Compensation Discussion and Analysis—New Hire Package
and Year One Compensation for New CEO.”
(5)Determined with reference to $20.61, the closing price of an ADS on December 31, 2025.
Option Exercises and Stock Vested in 2025 Table
The following table summarizes for each named executive officer the stock option exercises and shares vested from outstanding stock awards during the year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael Komasinski	—	—	—	—
Megan Clarken	108,656	3,947,363	131,082	4,741,836
Sarah Glickman	—	—	54,102	1,858,472
Ryan Damon	—	—	32,652	1,144,669
Brian Gleason	—	—	29,106	1,066,527
(1)Determined with reference to $37.70 for the exercise done on March 6, 2025; $36.66 for the exercise done on March 7, 2025;
$34.92 for the exercise done on March 11, 2025; $35.80 for the exercise done on March 12, 2025; $36.23 for the exercise done on March 14, 2025.
(2)Determined by (a) multiplying the number of units that vested on a given vesting date by the closing price of an ADS on such vesting date and (b) aggregating the value realized upon vesting for units that vested during fiscal year 2025.
Potential Payments upon Termination or a Change in Control
Individual Agreements
We have entered into employment arrangements and Protective Covenants Agreement, as described below, which require us to provide specified payments and benefits to certain of our named executive officers as a result of certain terminations of employment, including following a change of control. Each of the employment arrangements with our named executive officers, discussed above in “Executive Compensation—Compensation Tables—Executive
Employment Agreements,” provide for severance, restrictive covenants or change of control payments. Ms. Clarken retired from her role as Chief Executive Officer on February 15, 2025 and Mr. Gleason resigned as Chief Revenue Officer and President, Retail Media, effective July 29, 2025. Other than as described above in “—Executive Employment
Agreements,” neither Ms. Clarken nor Mr. Gleason remain subject to other agreements with the Company involving payments as a result of such events.
Mr. Komasinski
Mr. Komasinski’s management agreement, provides for a potential severance payment in the event of certain terminations of employment with Criteo Corp. If Mr. Komasinski’s office as Chief Executive Officer of the Company is terminated by Criteo Corp. other than for cause and other than due to his death or disability, or by Mr. Komasinski for good reason (as such terms are defined in the management agreement) (each, an “Involuntary Termination”), subject to Mr.
Komasinski’s execution of a general release of claims and continued compliance with the restrictive covenants set forth in his Protective Covenants Agreement, Mr. Komasinski will be entitled to receive (i) cash severance equal to 12 months of his then-current monthly base salary, (ii) an amount equal to his target annual bonus opportunity, with such amounts in (i)
and (ii) payable in a lump sum on the 60th day following the date of such termination, (iii) bonus amounts earned for completed performance periods that remain unpaid as of the termination date, payable when such bonus amounts are paid to other senior officers, (iv) the cost of COBRA premiums under the Company’s group health and welfare plans for the 12-month period following the termination date, and (v) continued vesting of all outstanding, unvested RSUs and
PSUs as if Mr. Komasinski remained employed for 12 months following such termination (with the PSUs vesting based on actual performance at the end of the applicable performance year, as determined by the Board of Directors).
Under the management agreement, if Mr. Komasinski’s office as Chief Executive Officer of the Company is terminated due to an Involuntary Termination within one year following a Change in Control (as defined in the management agreement), subject to Mr. Komasinski’s execution of a general release of claims and continued compliance with the restrictive covenants set forth in his Protective Covenants Agreement, Mr. Komasinski will be entitled to receive the severance payments and benefits described above, with immediate vesting of all outstanding unvested RSUs and
PSUs based on achievement of the target level of performance, provided that no RSU or PSU granted within the one-year period prior to the date of Mr. Komasinski’s termination will vest (but, in such event, any unvested RSUs or PSUs will continue to vest as if Mr. Komasinski remained in service for up to 12 months following the termination date.
Any RSUs or PSUs that become vested pursuant to the terms of his management agreement will be subject to a holding period until the second anniversary of the date of grant of the award, and the shares relating to such vested RSUs and PSUs will be definitively acquired by (delivered to) Mr. Komasinski no earlier than the expiration of the required holding period.
Ms. Glickman and Mr. Damon
The employment agreements with Ms. Glickman and Mr. Damon (each an “executive” and collectively, the
“executives”) provide for a potential severance payment in the event the executive is terminated by us without Cause or resigns with Good Reason (as such terms are defined in the employment agreements). In such an event, the executive will be entitled to receive, on the 60th day following the Termination Date (as defined in the employment agreement), a lump sum cash amount (less applicable withholdings) equal to the sum of (i) the product of (x) 12 (or in the event of a change of control (as defined in the employment agreement) and a subsequent involuntary termination within 12 months following the date of such change of control, also 12), and (y) the executive’s monthly base salary rate as then in effect
(without giving effect to any reduction in base salary amounting to Good Reason), (ii) an amount equal to the product of
(x) 100% (or in the event of a change of control (as defined in the employment agreement) and a subsequent involuntary termination within 12 months following the date of such change of control, also 100%) and (y) the executive’s annual bonus for the calendar year during which the termination occurs, calculated based on the bonus that would have been paid to the executive if the executive’s employment had not terminated and if all performance-based milestones were achieved at the 100% level by both the Company and the executive, such bonus to be, solely for the purpose of defining severance benefits, (iii) all bonus amounts earned for completed performance periods prior to the termination date but which otherwise remain unpaid as of the termination date, (iv) the cost of COBRA premiums under Criteo Corp.’s group health insurance plans in the United States for the 12-month period following the termination date and (v) continued
vesting of outstanding unvested RSUs and PSUs as if the executive remained employed for six months following the termination date (and in the case of PSUs, based on actual performance at the end of the applicable performance year, as determined by the Board of Directors in its reasonable discretion).
In addition, in the event that the executive is terminated by us without Cause or resigns with Good Reason, in each case, upon or within 12 months following a change in control of the Company (as defined in the 2016 Stock Option
Plan), all of the executive’s equity awards will accelerate and become exercisable as of their termination date, provided that the PSUs will vest in the amount that would become vested assuming achievement of the target level of performance, and provided further that in all instances the provisions of the Amended and Restated 2015 RSU Plan and the Amended
and Restated 2015 PSU Plan which prohibit the acceleration or shortening of the minimum vesting period of one year will continue to apply, such that no RSUs or PSUs granted within the one-year period prior to the date of the executive’s termination will vest (but, in such event, any unvested RSUs or PSUs will continue to vest as if the executive remained in service for up to 12 months following the termination date to enable those unvested shares to also ultimately accelerate and vest as stated above).
Any RSUs or PSUs that become vested pursuant to the terms of the executive’s employment agreement will be subject to a holding period until the second anniversary of the date of grant of the award and the shares relating to such vested RSUs and PSUs will be definitively acquired by (delivered to) the executive no earlier than the expiration of the required holding period.
Treatment Under Equity Plans
Stock Option Plans
Each of our 2014 Stock Option Plan and 2016 Stock Option Plan, as amended, provides that in the event of a change of control of the Company (as defined in the plans), a successor corporation shall assume all outstanding options or substitute outstanding options with equivalent options or rights. Pursuant to the stock option plans, in the event that the successor corporation does not agree to assume or substitute outstanding options, the options will accelerate and become fully vested and exercisable upon the change of control.
Upon termination of an option holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the Board of Directors, a vested option will generally remain exercisable for 90 days following the option holder’s termination.
If, at the date of termination, the option holder is not entitled to exercise all of his options, the shares covered by the unexercisable portion will be forfeited and revert back to the applicable stock option plan.
Performance-Based Free Share (PSU) Plan
Pursuant to the terms of our Amended and Restated 2015 Performance-Based RSU Plan, in the event of a change of control of the Company, if a successor corporation does not agree to assume an unvested PSU award or substitute for the PSU award with an equivalent right, and the grant date of the PSU is at least one year prior to the date of the change of control, the restrictions and forfeiture conditions applicable to the PSU will lapse, and the PSU award will become vested prior to the consummation of the change of control, with any performance conditions being deemed to be achieved at target levels. If the grant date of the PSU award is less than one year prior to the date of the change of control of the Company and no such successor corporation agrees to assume or substitute an unvested PSU, the PSU will lapse.
In the event of a recipient’s death or disability (as defined in the Amended and Restated 2015 Performance-Based
RSU Plan), an unvested PSU will vest automatically. In the event of a recipient’s retirement (as defined in the Amended and Restated 2015 Performance-Based RSU Plan), our Board of Directors has the discretion to determine whether some or all of the unvested PSUs will vest, subject to the limitations of the plan.
If an employee with outstanding PSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the PSUs under the Amended and Restated 2015
Performance-Based RSU Plan, if any, will terminate effective as of the date that such employee is no longer actively employed.
Time-Based Free Share (RSU) Plan
Pursuant to the terms of our Amended and Restated 2015 Time-Based RSU Plan, in the event of a change in control (as defined in the 2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control.
In the event of a recipient’s death or disability (as defined in the Amended and Restated 2015 Time-Based RSU
Plan), any unvested RSUs will vest automatically. In the event of a recipient’s retirement (as defined in the Amended and
Restated 2015 Time-Based RSU Plan), our Board of Directors has the discretion to determine whether some or all of the unvested RSUs will vest, subject to the limitations of the plan.
If an employee with outstanding RSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the RSUs under the Amended and Restated 2015
Time-Based RSU Plan, if any, will terminate effective as of the date that such employee is no longer actively employed.

Estimated Potential Payments and Benefits
The following table estimates the potential amounts payable to our named executive officers in connection with certain terminations of their employment or a change of control of the Company, under the circumstances described in more detail above. The table reflects estimated amounts assuming that the termination of employment or other circumstance, as applicable, occurred on December 31, 2025. The actual amounts that would be paid upon a named executive officer’s termination of employment or a change of control can be determined only at the time of such event. Ms.
Clarken retired from her role as Chief Executive Officer as of February 15, 2025 and Mr. Gleason resigned as Chief
Revenue Officer and President, Retail Media, effective July 29, 2025. Other than as described above in “—Executive
Employment Agreements,” no severance or other payments would be paid to either Ms. Clarken or Mr. Gleason in connection with a termination of employment or change of control of the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR FOLLOWING A CHANGE OF CONTROL
	Termination Without Cause				Termination Without Cause or Resignation by the Executive With Change of Control
Name	Severance Pay ($)	Continued Vesting of Equity Awards ($)	Continued Insurance Coverage ($)(1)	Total ($)	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)(2)	Continued Insurance Coverage ($)(1)	Total ($)
Michael Komasinski	$1,500,000	$1,886,533	$42,542	3,429,075	$1,500,000	$6,123,581	$42,542	7,666,123
Sarah Glickman	$978,650	$2,600,650	$42,542	3,621,842	$978,650	$5,998,821	$42,542	7,020,013
Ryan Damon	$833,000	$2,015,060	$42,542	2,890,602	$833,000	$4,606,554	$42,542	5,482,096
(1)  The amount shown is based on full COBRA benefits continuation costs in the United States based on the current enrollment status of each executive.
(2)  The amount shown represents the value of the equity awards that would vest upon a change of control under the additional assumption that outstanding equity awards are not assumed or substituted in the change of control transaction, as described above in the “Potential Payments Upon Termination or Change of Control—Treatment Under Equity Plans” narrative.

PAY RATIO DISCLOSURE
Pursuant to the Exchange Act, we are required to disclose in this proxy statement the ratio of the total annual compensation of our Chief Executive Officer to the median of the total annual compensation of all of our employees (excluding our Chief Executive Officer). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that total annualized compensation for Mr. Komasinski, our current Chief Executive Officer, for 2025 was $12,630,026, and the median of the total compensation of all of our employees (excluding Mr. Komasinski) for 2025 was approximately
$104,354. Accordingly, we estimate the ratio of Mr. Komasinski’s total compensation for 2025 to the median of the total compensation of all of our employees (excluding Mr. Komasinski) for 2025 to be approximately 121 to 1.
Mr. Komasinski became the Chief Executive Officer of the Company on February 15, 2025. As
permitted by SEC rules, in calculating this pay ratio we annualized Mr. Komasinski’s fiscal 2025 compensation by utilizing his annual base salary and annual bonus. No other adjustments were made to
Mr. Komasinski’s fiscal 2025 compensation as reported in the Summary Compensation Table.
We selected December 31, 2025, which is a date within the last three months of fiscal year 2025, as the determination date to identify our median employee. To find the median of the annual total compensation of all our employees (excluding Mr. Komasinski), we used the amount of salary, wages, overtime and bonus from our payroll records as our consistently applied compensation metric. In making this determination, we annualized the compensation for those employees who were hired during fiscal
2025 as permitted under SEC rules. We did not make any cost-of-living adjustments in identifying the median employee. After identifying the median employee, we calculated the annual total compensation for such employee using the same methodology we used for Mr. Komasinski’s annual total compensation in the Summary Compensation table for fiscal year 2025.
In accordance with SEC rules, we excluded all employees in certain non-U.S. jurisdictions that, in each case, constituted less than 1.83% of our total headcount. The excluded employees were located in
Australia (18 employees), China (19 employees), Israel (17 employees), Italy (19 employees), the
Netherlands (16 employees), Russia (1 employee), Sweden (3 employees), South Korea (66 employees)
and Dubai (9 employees). The 168 excluded employees constituted 4.66% of our total number of 3,606
U.S. and non-U.S. employees as of December 31, 2025.

PAY VERSUS PERFORMANCE
Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance. The material that follows is provided in compliance with these rules however additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our "Compensation Discussion and Analysis".
The following table provides information regarding compensation actually paid to our principal executive officer, or PEO, and other NEOs for each year from 2021 to 2025, compared to our total shareholder return (“TSR”) from December 31, 2020 through the end of each such year, and our net income and Adjusted EBITDA for each such year.

							Value of Initial Fixed $100 Investment Based On:
	Summary		Summary		Average Summary	Average		Peer Group	Net Income ($ millions)
	Compensation	Compensation	Compensation	Compensation	Compensation	Compensation	Total	Total
Fiscal	Table Total	Actually Paid	Table Total	Actually Paid	Table Total	Actually Paid	Shareholder	Shareholder		Adjusted
Year	for PEO (Clarken)	to PEO (Clarken)	for PEO (Komasinski)	to PEO (Komasinski)	for non-PEO NEOs	to non-PEO NEOs	Return	Return		EBITDA ($ millions)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$440,044	$(10,871,266)	$12,477,560	$7,894,728	$4,670,402	$(1,486,790)	$100.49	$120.18	$149	$407
2024	$10,655,670	$22,606,625	N/A	N/A	$4,299,117	$8,199,560	$192.88	$103.66	$115	$390
2023	$9,213,663	$8,037,540	N/A	N/A	$3,482,977	$2,911,501	$123.45	$80.02	$55	$302
2022	$7,063,702	$109,157	N/A	N/A	$2,573,107	$(84,334)	$127.06	$49.66	$11	$267
2021	$9,573,644	$17,678,710	N/A	N/A	$1,879,611	$5,097,357	$189.52	$94.84	$138	$323
(a) Megan Clarken was our PEO from November 25, 2019 through February 15, 2025. Michael Komasinski has been our PEO since February 15, 2025.
(b) Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for such listed year.
(c) Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the relevant rules as shown in the adjustment tables below.

PEO (Clarken)
Prior FYE	12/31/2024
Current FYE	12/31/2025
Fiscal Year	2025
Summary Compensation Table Totals	$440,044
− Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$—
− Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$—
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$—

+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(10,389,364)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(921,946)
− Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
‘+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—
Compensation Actually Paid	$(10,871,266)

PEO (Komasinski)
Prior FYE	12/31/2024
Current FYE	12/31/2025
Fiscal Year	2025
Summary Compensation Table Totals	$12,477,560
− Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$—
− Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(10,043,994)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$5,461,162
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$—
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—
− Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
‘+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—
Compensation Actually Paid	$7,894,728
*The assumptions used for determining the fair values shown in these tables are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards.

(d) These amounts are the average of the total compensation paid to our NEOs other than our PEO in each listed year, as shown in our Summary Compensation
Table for such listed year. The names of the non-PEO NEOs in each year are listed in the table below.

Fiscal Year Position
Officer Name	2021	2022	2023	2024	2025
Sarah Glickman	NEO	NEO	NEO	NEO	NEO
Ryan Damon	NEO	NEO	NEO	NEO	NEO
Brian Gleason	N/A	N/A	N/A	NEO	NEO
(e) These amounts are the average of compensation actually paid for our NEOs other than our PEO in each listed year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation
Table total compensation under the methodology prescribed under the SEC's rules as shown in the table below, with the indicated figures showing an average of such figure for all NEOs other than our PEO in each listed year.

Average NEO
Prior FYE	12/31/2024
Current FYE	12/31/2025
Fiscal Year	2025
Summary Compensation Table Total	$4,670,402
− Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$—
− Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(3,944,264)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,482,090
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(3,362,963)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(332,056)
− Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
‘+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—
Compensation Actually Paid	$(1,486,790)
*Note that the fair value assumptions shown with respect to footnote (c) apply to the figures in this table as well.
(f) Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.
(g) The peer group used is the Nasdaq Internet Index, as used in the Company's performance graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.

(h) The dollar amounts reported are the Company's net income reflected in the Company’s audited financial statements.
(i) In the Company's assessment Adjusted EBITDA is the financial performance measure that is the most important financial performance measure (other than total shareholder return and net income) used by the company in 2025 to link compensation actually paid to performance.  Adjusted EBITDA can be determined from net income by adding back financial income (expense), income taxes, depreciation and amortization, and adjusting to eliminate the impact of equity awards compensation expense, pension service costs, certain restructuring, integration and transformation costs, certain acquisition costs and a loss contingency related to a regulatory matter.
Description of Relationships Between Compensation Actually Paid and Performance
We believe the Company’s pay-for-performance philosophy is well reflected in the table above because the Compensation Actually Paid tracks well to the performance measures disclosed in such tables. The graphs below describe, in a manner compliant with the relevant rules, the relationship between Compensation Actually Paid and the individual performance measure shown.

Tabular List of Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis,” the objectives of our executive compensation program are to ensure that we are able to attract and retain highly skilled executives and to provide a compensation program that incentivizes management to optimize business performance, deploy capital productively, and increase long-term shareholder value. The most important financial performance measures used by the Board of Directors for the most recently completed fiscal year to link compensation actually paid to our named executive officers to the Company’s performance are as follows (unranked):

Most Important Financial Performance Measures
Contribution ex-TAC
Adjusted EBITDA
Retail Media Contribution ex-TAC

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee currently consists of Ms. Balla and Messrs. Mesrobian and
Teunissen. During fiscal year 2025, no member of the compensation committee was an employee, officer or former officer of the Company or any of its subsidiaries. During fiscal year 2025, no member of the compensation committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. During fiscal year 2025, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Company’s Board of Directors or compensation committee.

RESOLUTION 5:
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a Resolution, subject to shareholder vote, to approve, on a non‑binding advisory basis, the compensation of our named executive officers (as disclosed under “Executive Compensation—
Compensation Discussion and Analysis” and the tables that follow).
Our primary compensation goals for our named executive officers are (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational, and strategic performance goals; (3) to align our executives’ interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. Our compensation programs are designed to reward our named executive officers for the achievement of annual and long‑term strategic and operational goals that are expected to increase shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Prior to voting, we encourage shareholders to review the Compensation Discussion and Analysis and executive compensation tables in “Executive
Compensation” in this proxy statement for complete details of how our compensation policies and procedures for our named executive officers operate and are designed to achieve our compensation objectives in 2025.
We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This Resolution, commonly known as a
“say‑on‑pay” proposal, gives you as a shareholder the opportunity to express your views on our 2025 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. At the
2022 Annual General Meeting, our shareholders recommended that our Board of Directors hold a say-on-
pay vote on an annual basis. At the 2025 Annual General Meeting, approximately 97.98% of the votes cast were in favor of the advisory vote to approve our executive compensation. We engaged in outreach to a significant number of our shareholders, covering a large percentage of our outstanding shares. We continuously engage with our largest investors and regularly solicit their feedback on a variety of corporate governance topics, including executive compensation, as part of the compensation committee’s review of our compensation strategy.
Although this is an advisory vote which will not be binding on our compensation committee or
Board of Directors, our compensation committee and Board of Directors will carefully review the results of the shareholder vote. Our compensation committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our Board of Directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2025 as outlined in this proxy statement, by voting “FOR” Resolution 5.
For the full text of Resolution 5, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 5.

RESOLUTIONS 6 TO 8:
VOTE ON THE 2025 FINANCIAL STATEMENTS AND ALLOCATION OF RESULTS
In accordance with French corporate law, our statutory financial statements, prepared in accordance with French GAAP, and our consolidated financial statements prepared in accordance with
IFRS as adopted by the European Union, must each be approved by our shareholders within six months following the close of the year. At the Annual General Meeting, the Statutory Auditors will present their reports on our 2025 French GAAP statutory financial statements and our 2025 IFRS consolidated financial statements.
Resolution 6 approves our statutory financial statements for the fiscal year ended December 31,
2025 (also referred to as individual or corporate financial statements) and the transactions disclosed therein. For reference, an English translation of our statutory financial statements for the fiscal year ended
December 31, 2025, prepared in accordance with French GAAP is set forth in Annex B.
Resolution 7 approves our consolidated financial statements for the fiscal year ended December
31, 2025, and the transactions disclosed therein. For reference, an English translation of our consolidated financial statements for the fiscal year ended December 31, 2025, prepared in accordance with IFRS as adopted by the European Union is set forth in Annex C.
Resolution 8 allocates the loss for the Company’s statutory financial statements of €14,676,214 for the fiscal year ended December 31, 2025, to retained earnings.
For the full text of Resolutions 6 to 8, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 6 TO 8.

RESOLUTION 9:
VOTE ON AGREEMENT REFERRED TO IN ARTICLES L. 225-38 ET SEQ. OF THE FRENCH
COMMERCIAL CODE
Pursuant to French law, each of our Board of Directors and our Statutory Auditors must report annually to our shareholders regarding any related person transactions within the meaning of Articles L.
225-38 et seq. of the French Commercial Code in advance of our Annual General Meeting, and such transactions generally must be approved, prior to their execution, by the Board of Directors, and then submitted to our shareholders for approval at our Annual General Meeting. As a result, each year we ask our shareholders to approve any related person agreements referred to in Articles L. 225-38 et seq. of the
French Commercial Code. Only new agreements authorized over the course of 2025 are subject to a vote at the Annual General Meeting, and agreements entered into between the Company and its wholly-owned subsidiaries are not subject to the procedure of regulated agreements. Pursuant to French law, interested persons may not participate in the Board of Directors’ prior approval or the shareholder vote on such agreement and, in each case, their vote or votes will not be taken into account in calculating the quorum or majority for such resolution. Any such agreement not approved in advance by the Board of Directors and which has a harmful effect on the Company can be annulled during a three-year period starting on the date of the execution of such agreement, unless it is subsequently ratified by the shareholders.
The only agreement entered into in 2025 which is a related person transaction within the meaning of Articles L. 225-38 et seq. of the French Commercial Code subject to shareholders’ approval pursuant to
Resolution 9 (and not otherwise already approved by shareholders), is the agreement to subscribe liability insurance and provide indemnification with Ms. Stefanie Jay.
The indemnification agreement entered into with Ms. Jay was approved by the Board of Directors during its meeting held on April 9, 2025 and is submitted for shareholder approval pursuant to Resolution
9. Ms. Jay did not participate in the discussions and did not vote to approve her indemnification agreement, as she was not a director at the time the decision was made by the Board of Directors. The indemnification agreement is substantially in the form of the indemnification agreement filed as an exhibit to the Company’s 2025 Annual Report on Form 10-K, filed with the SEC on February 26, 2026, and is substantially consistent with indemnification agreements entered into in the past with other directors and officers.
Resolution 9 relates to shareholder approval of offers to subscribe liability insurance and provide indemnification that we have entered into with certain of our executive officers and each of our directors.
Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
We have entered into agreements with our directors and certain officers to provide liability insurance to cover damages and expenses related to judgments, fines and settlements in any action arising out of their actions as directors and officers. The agreements do not provide coverage for willful or gross misconduct, actions by Criteo or derivative actions by shareholders on Criteo’s behalf, insider trading, or actions in bad faith or contrary to Criteo’s best interest, or criminal or fraudulent proceedings.
Under French law, a director or officer may not be held liable to third parties for recklessness or gross negligence not involving intentional misconduct, but rather only to the Company itself. Claims made by
Criteo or by any shareholder or other person on Criteo’s behalf are not indemnifiable. Director and officer indemnification agreements and insurance are customary among listed companies in the United States, including our peer companies. We believe these agreements are very limited and are intended to provide the same or smaller scope of coverage as would be provided by companies in the United States, with which we compete for talent, but within the confines of French law. As a result, we believe that these arrangements are consistent with market practice in our main competitive markets for director and executive talent and are therefore necessary to attract qualified directors and executive officers.
A special report of the Statutory Auditors on the related person transactions entered into in 2025 and submitted to the shareholders for approval will be made available to the shareholders in accordance with Articles L. 225-40 and L. 225-40-1 of the French Commercial Code.
For the full text of Resolution 9, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 9.

AUDIT COMMITTEE REPORT
As the audit committee of the Board of Directors, we are composed of independent directors as required by, and in compliance with, the listing standards of Nasdaq and applicable SEC rules. We operate pursuant to a written audit committee charter adopted by the Board of Directors. Following is the report of the audit committee with respect to the Company’s audited 2025 consolidated financial statements, which include its consolidated statements of financial position as of December 31, 2025 and
2024, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2025, and the related notes thereto.
Responsibilities. As described above under the heading “Board of Directors—Board Committees
—Audit Committee,” the audit committee is responsible for, among other things, the evaluation and assessment of the independence and qualification of the independent registered public accounting firm to the extent permitted under French law. It is not the duty of the audit committee to plan or conduct audits or to prepare the Company’s financial statements. Management is responsible for preparing the financial statements and maintaining effective internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act (“Section 404”) and has the primary responsibility for assuring their accuracy, effectiveness and completeness. The independent registered public accounting firm is responsible for auditing those financial statements and the effectiveness of internal control over financial reporting and expressing its opinion as to whether the financial statements present fairly, in accordance with U.S.
GAAP, the Company’s financial position, results of operations and cash flows and whether the Company’s internal control over financial reporting is effective. However, the audit committee does review, upon completion of the audit, the consolidated financial statements proposed to be included in the Company’s reports with the SEC and recommends whether such financial statements should be included. The audit committee also reviews any analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements and reviews with management and the independent registered public accounting firm, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation. The audit committee also reviews and discusses with the independent registered public accounting firm the critical audit matters arising from the audit of the Company’s financial statements. In addition, the audit committee reviews, upon completion of the audit, the consolidated financial statements prepared in accordance with IFRS as adopted by the European Union for the purpose of our statutory reporting requirements.
In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the audit committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the audit committee, the Board of Directors, management or by any board committee. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied
U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) or that the financial statements are presented in accordance with U.S. GAAP.
Review with Management and Independent Registered Public Accounting Firm. The audit committee reviewed and discussed the audited consolidated financial statements for 2025, including the quality of the Company’s accounting principles, with management and the Company’s independent registered public accounting firm for 2025, Deloitte & Associés. The audit committee also discussed with
Deloitte & Associés the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, among other items, matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of the effectiveness of internal control over financial reporting pursuant to Section 404. Deloitte & Associés provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee discussed with Deloitte & Associés the latter’s independence, including whether its provision of non-audit services compromised such independence.
Conclusion of the Audit Committee. Based upon the reviews and discussions referred to above, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 26, 2026.
Submitted by the audit committee of the Board of Directors:

Ernst Teunissen (Chair)

Nathalie Balla

Stefanie Jay

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm, Deloitte & Associés, was renewed by shareholders at the 2023 Annual General Meeting to serve as the independent registered public accounting firm for the Company until the annual meeting of the Company’s shareholders approving the financial statements for the fiscal year 2028. Deloitte & Associés has audited the accounts and records of the Company and its subsidiaries since 2011. A representative of Deloitte & Associés is expected to be present at the Annual General Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.
The fees for professional services rendered by Deloitte & Associés in each of 2024 and 2025 were:

	Year Ended December 31,
	2025	2024
	(in thousands)
Audit Fees(1)(2)	$2,698	$2,773

Audit-Related Fees(3)	$182	$182

Tax Fees(4)	$466	$393

All Other Fees(5)	$4	$4

Total	$3,350	$3,352
______________________
(1)As Criteo is a company incorporated in France, a substantial portion of the audit fees are denominated in euros and have been translated into U.S. dollars using the average exchange rate for the period.
(2)“Audit Fees” are the aggregate fees for the audit of our consolidated financial statements (including statutory financial statements for Criteo S.A. and other consolidated entities, both French and foreign). This category also includes services relating to (i) procedures performed on internal controls in accordance with Section 404 of the
Sarbanes-Oxley Act and (ii) other services that are generally provided by the independent accountant, such as consents and assistance with and review of documents filed with the SEC.
(3)“Audit-Related Fees” are the aggregate fees for assurance and related services reasonably related to the performance of the audit and not reported under Audit Fees. This includes fees related to assurance services on corporate social responsibility reporting requirement, as required under the French Commercial Code, and assurance services for the issuance of a report on compliance with bank covenants.
(4)“Tax Fees” are the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning related services. This fee category primarily includes tax advice services related to French jurisdiction tax matters.
(5)“All Other Fees” are any additional amounts for products and services provided by the principal accountant.
Our audit committee approved all audit and non-audit services provided by our independent accountant.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Ordinary Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Ordinary Shares. Based solely upon a review of the copies of such reports furnished to us, we believe that during the fiscal year 2025, all persons subject to the reporting requirements of Section 16(a) of the Exchange Act filed the required reports on a timely basis with the exception of a Form 4 for Ms. Jay involving a single transaction of 4,444 Ordinary Shares (filed with the
SEC on November 12, 2025).
5 The number of shares outstanding reflects the total number of shares that can be voted at the Annual General Meeting. The number of shares that can be voted at the Annual General Meeting does not include any Company-owned treasury shares.

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our Ordinary
Shares as of March 31, 2026 (unless otherwise indicated) for:
•each beneficial owner of more than 5% of our outstanding Ordinary Shares;
•each of our named executive officers, directors and director nominees; and
•all of our executive officers, directors and director nominees as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of share options and warrants that are immediately exercisable or exercisable within 60 days after March 31, 2026, and Ordinary Shares issuable upon the vesting of RSUs within 60 days after March
31, 2026. Such Ordinary Shares are also deemed outstanding for purposes of computing the percentage ownership of the person holding the option, warrant or free share, but not the percentage ownership of any other person. The percentage ownership information shown in the table is based upon 50,098,1395
Ordinary Shares outstanding as of March 31, 2026.
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of our named executive officers, directors, director nominees, and named beneficial owners are in care of Criteo S.A., 32 Rue Blanche,
75009 Paris, France.

	Shares Beneficially Owned
Name of Beneficial Owner 5% Shareholders:	Number	%
Neuberger Berman Group LLC (2)	7,953,728	15.88%
DNB Asset Management AS (3)	5,486,161	10.95%
Morgan Stanley (4)	4,474,503	8.93%
Senvest Management LLC (5)	4,071,880	8.13%
Barclays PLC (6)	3,035,479	6.06%
Named Executive Officers, Directors and Director Nominees:
Michael Komasinski	—	*
Megan Clarken (7)	196,412	*
Sarah Glickman (8)	249,641	*
Ryan Damon (9)	35,987	*
Brian Gleason (10)	—	*
Nathalie Balla	41,063	*
Stefanie Jay	4,444	*
Frederik van der Kooi	26,600	*
Marie Lalleman	42,736	*
Edmond Mesrobian	94,432	*
Rachel Picard	59,363	*
Ernst Teunissen	12,468	*
All executive officers, directors and director nominees as a group (12 persons)	763,146	1.52%
* Represents beneficial ownership of less than 1%.
(1)Includes Ordinary Shares represented by ADSs.
(2)Based on a Schedule 13G/A filed by Neuberger Berman Group LLC and Neuberger Berman Investment Advisers
LLC on March 3, 2026 and includes 7,953,728 shares held by individual advisory clients and various registered mutual funds that may be deemed beneficially owned by Neuberger Berman Group LLC and Neuberger Berman
Investment Advisors LLC. Neuberger Berman Group LLC has shared voting power of 5,867,080 shares and shared dispositive power of 7,953,728 shares. Neuberger Berman Investment Advisers LLC has shared voting power of 5,731,390 shares and shared dispositive power of 7,818,038 shares. The principal business address of
Neuberger Berman Group LLC and Neuberger Berman Investment Advisors LLC is 1290 Avenue of the
Americas, New York, NY 10104.
(3)Based on a Schedule 13G/A filed by DNB Asset Management AS (“DNB”) on February 4, 2026 and includes
5,486,161 shares held by a number of funds and managed accounts for which DNB is the investment manager and of which DNB may be deemed to be the beneficial owner in its capacity as investment manager to such clients. The principal address of DNB is Dronning Eufemias Gate 30, 0191 Oslo, Norway.
(4)Based on a Schedule 13G/A filed by Morgan Stanley and Morgan Stanley & Co. International plc on February 11,
2026 and includes 4,474,503 shares. Morgan Stanley has shared voting power of 4,456,486 shares and shared dispositive power of 4,474,503 shares. Morgan Stanley & Co. International plc has shared voting power of
3,036,144 shares and shared dispositive power of 3,036,144 shares. The principal business address of Morgan
Stanley is 1585 Broadway, New York, NY 10036. The principal business address of Morgan Stanley & Co.
International plc is 25 Cabot Square Canary Wharf, London, E14 4QA, United Kingdom.
(5)Based on a Schedule 13G/A filed by Senvest Management, LLC and Richard Mashaal on August 11, 2025 and
includes shares in the account of Senvest Master Fund, LP and Senvest Technology Partners Master Fund, LP
(collectively, the “Investment Vehicles”). Senvest Management, LLC may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of Senvest Management, LLC’s position as investment manager of the Investment Vehicles. Mr. Mashaal may be deemed to beneficially own the securities held by the
Investment Vehicles by virtue of Mr. Mashaal’s status as the managing member of Senvest Management, LLC.

Senvest Management, LLC and Richard Mashaal have shared voting power of 4,071,880 shares and shared dispositive power of 4,071,880 shares. The principal business address of Senvest Management, LLC and
Richard Mashaal is 540 Madison Avenue, 32nd Floor, New York, NY 10022.
(6)Based on a Schedule 13G filed by Barclays PLC on August 12, 2025. Barclays PLC has sole voting power of
775,479 shares, shared voting power of 2,260,000 shares, sole dispositive power of 775,479 shares and shared dispositive power of 2,260,000 shares. The principal place of business of Barclays PLC is 1 Churchill Place,
London—E14 5HP.
(7)Ms. Clarken retired from the Board of Directors and her position as our Chief Executive Officer, effective
February 15, 2025, and her beneficial ownership is based on information available to the Company as of March
31, 2026.
(8)Includes 6,233 Ordinary Shares issuable within 60 days after March 31, 2026 upon vesting of RSUs.
(9)Includes 4,156 Ordinary Shares issuable within 60 days after March 31, 2026 upon vesting of RSUs.
(10)Mr. Gleason resigned from his position as Chief Revenue Officer and President, Retail Media, effective July 29,
2025, and his beneficial ownership is based on information available to the Company as of March 31, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
We have adopted written procedures concerning the review, approval or ratification of transactions with our directors, executive officers and holders of more than 5% of our outstanding voting securities and their affiliates, which we refer to as our related persons. Under SEC rules, a related person is a director, executive officer, nominee for director, a holder of more than 5% of our outstanding voting securities, an immediate family member (as defined under applicable SEC rules) of any of the foregoing, or any person who was in such role at any time since the beginning of the last fiscal year. A related person transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or a subsidiary is a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest.
Directors, executive officers and nominees must complete an annual questionnaire and disclose all potential related person transactions involving themselves and their immediate family members that are known to them. Throughout the year, directors and executive officers must notify our Chief Legal and
Transformation Officer of any potential related person transactions as soon as they become aware of any such transaction. Our Chief Legal and Transformation Officer informs the audit committee and the Board of Directors of any related person transaction of which they are aware. The Board of Directors must approve or ratify any related person transactions. The audit committee or the Board of Directors may, in its discretion, engage outside counsel to review certain related person transactions.
During 2025, we have engaged in, or continued to be party to, the following related person transactions.
Agreements with Our Directors and Executive Officers: Indemnification Arrangements
Under French law, provisions of by-laws that limit the liability of directors are prohibited. However,
French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the Company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
We have entered into agreements with our directors and certain officers to provide liability insurance to cover damages and expenses related to judgments, fines and settlements in any action arising out of their actions as directors and officers. The agreements do not provide coverage for willful or gross misconduct, actions by Criteo or derivative actions by shareholders on Criteo’s behalf, insider trading, or actions in bad faith or contrary to Criteo’s best interest, or criminal or fraudulent proceedings.
Under French law, a director or officer may not be held liable to third parties for recklessness or gross negligence not involving intentional misconduct, but rather only to the Company itself. Claims made by
Criteo or by any shareholder or other person on Criteo’s behalf are not indemnifiable. Director and officer indemnification agreements and insurance are customary among listed companies in the United States, including our peer companies. As a result, we believe that these arrangements are consistent with market practice in our main competitive markets for director and executive talent and are therefore necessary to attract qualified directors and executive officers.
Shareholders are asked to approve this arrangement with Ms. Jay at the Annual General Meeting pursuant to Resolution 9. For more information, see “Resolution 9 —Vote on the Agreements Referred to
in Articles L. 225-38 et seq. of the French Commercial Code.”

Other Relationships
In connection with our business, we enter into contracts and other commercial arrangements with customers for digital advertising and other services in the ordinary course, some of which customers may be affiliated with members of our Board of Directors. We review these and all other such transactions for independence assessments for our Board of Directors and pursuant to our Conflicts of Interest and
Related Person Transaction Policy. For more information, see “Board of Directors and Corporate
Governance—Director Independence.”

RESOLUTION 10:
VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A
BUYBACK OF COMPANY STOCK
Pursuant to the following Resolution, shareholders are asked to approve a delegation of authority to buy back the Company’s shares, under the conditions set forth in Article L. 225-209-2 of the French
Commercial Code, to use as acquisition consideration and/or to underlay incentive instruments granted to the employees and executive officers of the Company and its subsidiaries.
External growth and, in particular, acquisitions, whether tuck-in, bolt-on or mid-sized, that would enable us to strengthen our technology platform, product portfolio or team of key employees, particularly in Product and Research & Development, are important areas of development for us. Potential targets of strategic importance are mainly located in the highly competitive technology industry in the United States.
While the Board of Directors is mindful of the importance of maximizing its financial liquidity, particularly in the context of the intense competition in the advertising technology industry, in order to take advantage of potential opportunities, we must be able to act swiftly and with the greatest financial flexibility possible, both in terms of our access to financial resources and our ability to structure consideration in a manner that is attractive to U.S. targets.
Since equity-based incentives are a key component in the economics of the technology industry, the Board of Directors wishes to enable us to use Company stock, among other means, as a potential component of acquisition consideration. Because we are not listed in the European Union and are therefore deemed a private company for French law purposes, our shareholders may not delegate their authority to the Board of Directors to issue new shares as consideration for potential acquisitions without first holding a special shareholders’ meeting. However, our shareholders may delegate authority to our
Board of Directors to repurchase outstanding shares in order to be able to use such shares as consideration for potential acquisitions, rather than issuing new shares. Unlike most companies incorporated under U.S. state law, which are generally able to repurchase their own shares without shareholder approval, as a French company, subject to limited exceptions only, our Board of Directors must have a specific delegation of authority in order to buy back our shares for limited pre-specified purposes, including to be used as consideration for potential future acquisitions. You are therefore being asked pursuant to Resolution 10 to renew our Board of Directors’ existing delegation of authority to buy back our shares to use as consideration for potential acquisitions, which otherwise would expire on June
13, 2026.
In addition, equity-based compensation is an important tool for us to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term, as well as to ensure employees’ interests are aligned with those of our shareholders. As a result, the scope of the authorization being requested pursuant to Resolution 10 also allows us to use repurchased shares to grant equity to our employees in a manner that would not be dilutive to our shareholders.
Furthermore, in order to give the Board of Directors the necessary flexibility to respond rapidly to any change in market conditions, the shareholders are asked to approve that the authorization being requested pursuant to Resolution 10 may be used to allocate the repurchased shares to shareholders of the Company who, within five years of their repurchase, notify the Company of their intention to acquire them in connection with an offering for sale organized by the Company in accordance with the conditions set out in Article L.225-209-2 of the French Commercial Code.
The shareholders are also asked to approve the use of this authorization for any other purpose that would be permitted by law on the date of such use, in the event that the permitted purposes for share buyback programs are amended by law to bring them in line with the provisions of Article L. 22-10-62 of the French Commercial Code applicable to companies listed on a European market.

Share repurchases pursuant to this Resolution cannot exceed 10% of our share capital, and share repurchases for potential future use as merger and acquisition consideration cannot exceed 5% of our share capital. Any share repurchases pursuant to this Resolution must be carried out within the price range $10.40 to $46.31 determined by an independent expert (as required by Article L. 225-209-2 of the
French Commercial Code) and approved by the shareholders pursuant to Resolution 10. The aggregate cap on repurchases pursuant to this Resolution 10 is $257,760,950.59.
This delegation of authority would be effective for 12 months (valid through June 29, 2027) and implemented under the conditions of Article L. 225-209-2 of the French Commercial Code. It would supersede the corresponding delegation granted by the shareholders at last year’s Annual General
Meeting.
Our Board of Directors approved a share buy-back program in its meeting dated February 5,
2021 for an initial amount of USD $100 million, and extended it consecutively (i) to USD $175 million during its meeting dated October 28, 2021, (ii) to USD $280 million during its meeting dated February 3,
2022, (iii) to USD $480 million during its meeting dated December 7, 2022, (v) to USD $630 million during its meeting dated February 1, 2024,  (vi) to USD $805 million during its meeting dated January 31, 2025 and (vii) to USD $1,005 million during its meeting dated February 6, 2026. Such share buy-back program is designed to satisfy employee equity plan vesting, in lieu of issuing new shares, and potentially in connection with M&A transactions.
Under no circumstances can the Board of Directors use this delegation of authority during an unsolicited public tender offer by a third party on our shares.
The following documents will be made available to the shareholders entitled to vote at the Annual
General Meeting in accordance with Articles L. 225-115, R. 225-83 and R. 225-89 of the French
Commercial Code: (i) the report prepared by an independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code and (ii) the Statutory Auditors’ report.
For the full text of Resolution 10, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 10.

RESOLUTION 11:
VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE
COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO
BUY BACK SHARES
The shareholders are asked to grant all powers to the Board of Directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Resolution 10. The shares to be canceled pursuant to this authorization shall not exceed 10% of our share capital in any 24-month period.
This authorization would be granted for a 12-month period (valid through June 29, 2027) and supersedes the authorization for the same purpose granted by Resolution 15 of the Shareholders’
Meeting of June 13, 2025.
The authorizations with the same scope granted respectively by the Shareholders’ Meeting held on June 25, 2024 and by the Shareholders' Meeting held on June 13, 2025 were used by the Board of
Directors, for the first authorization above-mentioned, on December 5, 2024, effective as of December 9,
2024, a total of 1,440,000 shares being thus canceled, and the second authorization above-mentioned, on December 4, 2025, effective as of December 8, 2025, a total of 2,195,000 shares being thus canceled.
For the full text of Resolution 11, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 11.

RESOLUTION 12:
VOTE ON THE AUTHORIZATION TO BE GIVEN TO THE BOARD OF DIRECTORS TO REDUCE
SHARE CAPITAL BY CANCELING SHARES ACQUIRED PURSUANT TO PROVISIONS OF ARTICLE
L. 225-208 OF THE FRENCH COMMERCIAL CODE
The shareholders are asked to grant all powers to the Board of Directors for the purpose of carrying out a share capital reduction not motivated by losses, on one or more occasions, up to a maximum amount of €139,149.725 which represents 10% of our share capital as of December 31, 2025, by way of cancellation of a maximum of 5,565,989 of the Company’s shares with a par value €0.025 per share, acquired by the Company in accordance with Article L. 225-208 of the French Commercial Code.
This authorization would allow the Company to comply with the provisions of Article L. 225-214 of the French Commercial Code, which imposes the cancellation of shares purchased by the Company on the grounds of Article L.225-208 that have not been allocated within one year of their repurchase.
This authorization would be granted for a 12-month period (valid through June 29, 2027) and supersedes the authorization for the same purpose granted by Resolution 16 of the Shareholders’
Meeting of June 13, 2025.
This authorization shall not be used during a public tender offer by a third party.
For the full text of Resolution 12, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 12.

RESOLUTION 13:
VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE
SHARE CAPITAL BY WAY OF A BUYBACK OF COMPANY STOCK FOLLOWING THE
CANCELLATION OF REPURCHASED STOCK
The shareholders are asked to grant all powers to the Board of Directors for the purpose of carrying out, in one or more times, one or more repurchases of shares (or ADSs) within the limit of a maximum number of 11,131,979 shares (representing approximately 20% of the share capital of the
Company as of December 31, 2025) of a nominal value of €0.025 per share for the purposes of canceling them and resulting in the Company's share capital reduction not arising from losses, of a maximum nominal amount of €278,299.475, in accordance with the provisions of Articles L.225-204 and L. 225-207 of the French Commercial Code.
Should the shareholders vote in favor of this Resolution, the Board of Directors would be authorized to implement a share capital reduction by way of a share buyback offer to all Company shareholders and cancellation of the shares tendered by the shareholders, and to determine its final amount. The cancellation of the shares so repurchased would have an accretive effect on shareholders.
The per share repurchase price will be determined by the Board of Directors within the limit of a maximum price of $46.31 per share (or the equivalent in euros on the date of implementation of this delegation), i.e., a maximum aggregate amount of $515,521,947.490 based upon the above maximum number of 11,131,979 shares.
The Company's creditors may object to the share capital reduction during a period of 20 days following the filing at the Commercial Court registry of the minutes of the shareholders' meeting and of the minutes of the deliberations of the Board of Directors implementing the delegation.
This authorization would be granted for an 18-month period (valid through December 29, 2027).
This authorization could not be implemented in the event of a public tender offer on the Company by a third party.
For the full text of Resolution 13, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 13.

EQUITY RESOLUTIONS
Introduction
The following is an overview of the equity plan-related proposal being submitted for the approval of our shareholders, which is described in more detail below.
Our shareholders previously authorized us, pursuant to Resolution 18 at the 2025 Annual General
Meeting of June 13, 2025, to deliver up to 7,000,000 Ordinary Shares under our equity compensation plans (the “Existing Equity Pool”). As of March 31, 2026, approximately 1,419,693 Ordinary Shares (or
904,263 full-value awards under our Fungible Share Ratio of 1.57, as discussed further below) remained available for future delivery under the Existing Equity Pool. In the past year, the Company used only treasury shares to settle vesting of equity awards and thus no incremental shareholder dilution resulted from the settlement of such awards. The Board of Directors believes that, given our organic and external growth strategy for 2026 and 2027, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2027 Annual General Meeting.
Additionally, pursuant to Resolution 16 at the 2023 Annual General Meeting of June 13, 2023, our
shareholders authorized the Board of Directors to grant stock options to subscribe for or purchase
Ordinary Shares (“Options”) under the Amended 2016 Stock Option Plan (the “2016 Stock Option Plan”).
Further, pursuant to Resolutions 15 and 16 at the 2024 Annual General Meeting of June 25, 2024, our
shareholders authorized the Board of Directors to grant, respectively, (i) time-based restricted stock units
(“Time-Based RSUs” or “RSUs”) under the Amended and Restated 2015 Time-Based RSU Plan (the
“2015 Time-Based RSU Plan”) and (ii) performance-based RSUs (“PSUs”) under the Amended and
Restated 2015 Performance-Based Restricted Stock Unit Plan (the “2015 Performance-Based RSU
Plan”). The 2016 Stock Option Plan, the 2015 Time-Based RSU Plan, and the 2015 Performance-Based
RSU plan are herein referred to as the “Equity Plans.”
Pursuant to such Resolutions, the Board of Directors is authorized to grant Options until August
13, 2026 and is authorized to grant Time-Based RSUs and PSUs until August 25, 2027. We are asking our shareholders to renew the authorization to grant Options pursuant to Resolution 14 at the Annual
General Meeting.
Additionally, pursuant to Resolution 15 below, we are requesting that shareholders authorize a share reserve of 7,000,000 new Ordinary Shares, which will cover potential future grants under all three
Equity Plans from the date of the 2026 Annual General Meeting (the “New Equity Pool”). Once the
authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. We commit to reduce the New Equity Pool by the number of shares that we grant under our Existing Equity Pool between March 31, 2026 and
June 29, 2026  (the 2026 Annual General Meeting date), unless the authorization for the New
Equity Pool is not approved by shareholders. All awards, whether settled through newly issued shares or through the repurchase plan pursuant to Resolution 10, will be deducted from the New Equity Pool.
As of March 31, 2026, we held 5,561,756 treasury shares that could be used for equity incentive instruments for our employees. These treasury shares were repurchased as part of our past share repurchase programs and therefore can be used, within the appropriate time limits, for future RSU or PSU grants, or delivered upon vesting of outstanding RSUs and PSUs, without any shareholder dilution. Our intention is to prioritize the use of treasury shares upon the vesting of outstanding RSUs and PSUs (as opposed to newly issued Ordinary Shares) in order to limit shareholder dilution.
Additionally, pursuant to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU
Plan, any RSU or PSU granted would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted (the “Fungible Share Ratio”). The Board of Directors considered this
Fungible Share Ratio in connection with its determination of the size of the New Equity Pool for submission to our shareholders. With the Fungible Share Ratio, if we were to grant only RSUs and PSUs,

the New Equity Pool would permit the delivery of a maximum of approximately 4,458,599 Ordinary Shares under our equity compensation plans.
Historical Overhang and Annual Share Usage
While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders to exercise judgment in the granting of equity awards. As a result, we evaluated both our “overhang percentage” and annual share usage, or “burn rate,” in considering the advisability of the New Equity Pool and its potential impact on our shareholders.
•Overhang. The minimum and maximum overhang percentage before and after the New Equity
Pool, based on March 31, 2026 figures, are presented below:

	Minimum Overhang	Maximum Overhang
A: Stock Options and Warrants Outstanding Subject to Overhang(1)	159,897	159,897
B: RSUs and PSUs(2) Outstanding Subject to Overhang	5,967,539	5,967,539
C: Ordinary Shares Subject to Outstanding Awards Subject to Overhang (A+B)	6,127,436	6,127,436
D: Ordinary Shares Available for Awards under the Existing Equity Pool Creating Overhang (3)	—	—
E: Total (C+D)	6,127,436	6,127,436
F: Ordinary Shares Outstanding as of March 31, 2026	50,098,139	50,098,139
G: Actual Overhang before the New Equity Pool (E / F)	12.23%	12.23%
H: Ordinary Shares in New Equity Pool Subject to Overhang	—	7,000,000
I: Actual Overhang after the New Equity Pool ((C-D+H) / F)	12.23%	26.20%
(1) The weighted average exercise price is $17.97 and the weighted average remaining contractual term is 3.1 years.
(2) Reflects PSUs granted in February 2026 at target. The maximum payout potential is 200% of target. For additional information on this, see the Compensation Discussion & Analysis section.
(3) Reflects that the Company used only treasury shares to settle vesting of awards from the Existing Equity Pool and assumes continued use of treasury shares under such pool.  Any shares awarded under existing pool after March 31, 2026, will be deducted from the new pool.

Because we have used and intend to use only treasury shares to settle vested equity awards from the Existing Equity Pool, the 12.23% minimum overhang represents the number of outstanding equity awards divided by 50,098,139 Ordinary Shares outstanding as of March 31, 2026 (the “overhang percentage”).
Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. Taking into account the 7,000,000 shares
(option/SAR equivalent) we will have available for future awards under the New Equity Pool, based on
March 31, 2026 figures, our effective overhang percentage would be a minimum of 12.23% or a maximum of 26.20%, depending on our utilization of treasury shares in the future upon the vesting of outstanding
RSUs and PSUs.

•Annual Share Usage. The annual share usage, or burn rate, under our equity compensation program for the last three fiscal years was as follows:

	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023	Three-Year Average
A: Stock Options and Warrants Granted	0	0	0	—
B: RSUs Granted	2,459,692	1,613,009	1,894,491	1,989,064
C: PSUs Granted(1)	868,948	1,104,534	534,605	836,029
D: PSUs Earned	143,997	366,880	406,298	305,725
E: Total Options, Stock Options and Warrants and RSUs Granted and Total PSUs Earned (A+B+D)	2,603,689	1,979,889	2,300,789	2,294,789
F: Basic Weighted Average Ordinary Shares Outstanding	52,934,526	54,817,136	56,170,658	54,640,773
G: Burn Rate (E/F)	4.92%	3.61%	4.10%	4.21%

(1)    Note that PSUs granted are shown at maximum rather than target. The increase in PSUs for 2024 reflects the change of the maximum from 150% to 200%, and the increase in performance-based LTI for executives as a percentage of total LTI
(50% to 70% for the CEO and 50% to 60% for other named executive officers). The earned number includes the results of the first tranche of TSR PSUs for 2024, as well as the financial PSUs for 2025.

Although our future annual share usage will depend upon and be influenced by a number of factors, such as the number of plan participants and the price per share of our Ordinary Shares, the maximum of 7,000,000 Ordinary Shares reserved for delivery under the New Equity Pool
(or approximately 4,458,599 full-value awards under our Fungible Share Ratio of 1.57) will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel. The calculation of the New Equity Pool took into account, among other things, our share price and volatility, our share burn rate and overhang, the existing terms of our outstanding awards and the Fungible Share Ratio with respect to the grant of
RSUs and PSUs. The Company also considered the guidelines of proxy advisory firms in connection with the features of our equity compensation plans. The results of this analysis were presented to the compensation committee and the Board of Directors for their approval. Upon approval of Resolution 15, based on the factors described above, we estimate that the pool of available shares would last for approximately one (1) year.
Background of Criteo Equity Compensation Plans
We currently maintain the following equity compensation plans and arrangements: (i) the 2015
Time-Based RSU Plan, pursuant to which we grant RSUs to our employees and may grant RSUs to our corporate officers listed in Article L. 225-197-1 II of the French Commercial Code, (ii) the 2015
Performance-Based RSU Plan, pursuant to which we grant PSUs to our corporate officers listed in Article
L. 225-197-1 II of the French Commercial Code, and certain employees, including Named Executive
Officers, members of executive management and other employees, and (iii) the 2016 Stock Option Plan, pursuant to which we grant stock options to the corporate officers listed in Article L. 225-185 of the French
Commercial Code and employees (same persons as for (ii)).
The 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan were each adopted by our Board of Directors on July 30, 2015, and initially approved by our shareholders at the Combined
Shareholders’ Meeting on October 23, 2015. Our shareholders approved an amendment to each of the
2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan to change the Fungible Share
Ratio from 2.5 to 1.57 at the 2016 Annual General Meeting on June 29, 2016. The 2016 Stock Option
Plan was adopted by our Board of Directors on April 7, 2016, and initially approved by our shareholders at the 2016 Annual General Meeting on June 29, 2016.  At the 2025 Annual General Meeting held on June

13, 2025, our shareholders approved an amendment to the 2016 Stock Option Plan, to extend its 10 year term through to June 13, 2035.
The purposes of our equity compensation plans and arrangements are to: (i) attract and retain the best available personnel, in particular for positions of substantial responsibility; (ii) provide long-term incentives to grantees; (iii) align interests of grantees with the long-term interests of our shareholders; and
(iv) promote the success of the Company’s business.
All equity and option awards to our named executive officers and certain other executives under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU
Plan are subject to our clawback policy, which was adopted by our Board of Directors in October 2023 and which incorporates the requirements of Rule 10D-1 under the Exchange Act, and the applicable
Nasdaq listing standards. The clawback policy requires us to recoup erroneously awarded incentive-
based compensation from current and former executive officers (as such term is defined in Rule 10D-1, for purposes of this section, a “Section 16 officer”) in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws. The clawback policy became effective with respect to incentive-based compensation received by such Section 16 officers on or after October 2, 2023. A copy of the clawback policy is filed as
Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 26, 2026.
Equity Compensation for Employees
Long-term incentive compensation in the form of equity awards is an important tool for us to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term. We currently grant RSUs, subject only to time-based vesting, and PSUs, subject to the achievement of performance goals and time-based vesting, to our executive officers and certain other members of management and employees, as determined by the Board of Directors. The mix of equity incentives that we grant to our employees and executives, as appropriate, has been designed to ensure retention, shareholder alignment and, in the case of our executives, a pay-for-performance executive compensation program.
See “Executive Compensation—Compensation Discussion and Analysis—Elements of Executive
Compensation Program—Long-Term Incentive Compensation” for a detailed description of the equity compensation provided to our named executive officers.
At the 2023 Annual General Meeting, we sought and received the approval of renewed authorization from our shareholders to grant stock options (Resolution 16 adopted at the 2023 Annual
General Meeting). At the 2024 Annual General Meeting, we sought and received the approval or renewed authorization from our shareholders to grant RSUs (Resolution 15 adopted at the 2024 Annual General
Meeting) and PSUs (Resolution 16 adopted at the 2024 Annual General Meeting) and at the 2025 Annual
General Meeting, we received shareholder approval of an overall share reserve of 7,000,000 Ordinary
Shares (the Existing Equity Pool, as defined above) to cover all issuances under the foregoing equity compensation plans from the date of the 2025 Annual General Meeting (Resolution 18 adopted at the
2025 Annual General Meeting) that may be issued or delivered pursuant to stock options as set forth by
Resolution 16 of the 2023 Annual General Meeting of June 13, 2023 and RSUs and PSUs as set forth by
Resolutions 15 and 16 of the 2024 Annual General Meeting of June 25, 2024, as from the date of the
2025 Annual General Meeting. Once the authorization for the New Equity Pool (as defined above) is approved by our shareholders, we will no longer be able to grant any equity awards from the Existing
Equity Pool.

Equity Compensation for Directors
We believe that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with the global technology industry’s practice. We further believe that a substantial portion of the remuneration that we pay to directors should facilitate their investment in Company securities, considering that, under
French law, non-employee directors may not be granted stock options or restricted stock awards (non-
employee directors may only be compensated in cash via their attendance fees). Equity ownership and shareholder alignment are essential components of our corporate governance and compensation philosophy. For more information on the compensation provided to our independent directors, see
“Director Compensation—Independent Director Compensation.”
Description of Principal Features of our Equity Compensation Plans and Amendments to Plans
Pursuant to SEC requirements, we are providing the following descriptions of the material terms of the equity compensation plans and arrangements that will collectively be subject to the requested New
Equity Pool, including the 2016 Stock Option Plan, as amended by our Board of Directors on April 9,
2025, the 2015 Time-Based RSU Plan, as amended by our Board of Directors on April 28, 2026 and the
2015 Performance-Based RSU Plan, as amended by our Board of Directors on April 28, 2026. The following description of the material terms of our equity compensation plans and arrangements is qualified in its entirety by the complete text of the plans, which are attached as Appendix A, Appendix B and
Appendix C, respectively, to this proxy statement as filed with the SEC.
Description of Amendments to Plans
There are no amendments to the 2016 Stock Option Plan, as last amended by our Board of
Directors on April 9, 2025 and approved by shareholders on June 13, 2025, and no material amendments to the 2015 Time-Based RSU Plan or 2015 Performance-Based RSU Plan. The amendments to the 2015
Time-Based RSU Plan and the 2015 Performance-Based RSU Plan adopted by our Board of Directors on
April 28, 2026 were to clarify that the Board of Directors has the sole discretion to determine whether dividend equivalents will be accumulated with respect to RSUs granted under the 2015 Time-Based RSU
Plan or PSUs granted under the 2015 Performance-Based RSU Plan, and set out the methods through which any such dividend equivalents may be credited or paid, including in the form of cash, Ordinary
Shares or through reinvestment in additional RSUs and/or PSUs or in such other manner as the Board of
Directors may determine in its sole discretion.  However, consistent with the prior 2015 Time-Based RSU
Plan and 2015 Performance-Based RSU Plan, in no event may any such dividend equivalents accumulated prior to vesting of RSUs or PSUs be paid to the RSU or PSU holder if the corresponding
RSUs or PSUs do not vest.
Description of Principal Features of the Amended 2016 Stock Option Plan
Types of Awards; Eligibility. The 2016 Stock Option Plan provides for the discretionary grant of options to purchase our Ordinary Shares to our employees and generally to employees of any company in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Approximately 3,591 employees, including approximately 10 corporate officers, whether listed in the 2016 Stock Option Plan as eligible beneficiaries or employed by the Company or by any affiliated company under the terms and conditions of an employment contract, are eligible to be selected to participate in the 2016 Stock Option Plan. Participants in the 2016 Stock Option Plan will be determined at the discretion of the Board of Directors. Options granted under the 2016 Stock Option Plan may be intended to qualify as incentive stock options within the meaning of Section 422 of the U.S. Internal
Revenue Code of 1986, as amended (the “Code” and such awards, “ISOs”), or may be options that do not qualify as ISOs (“NSOs”).

Shares Available; Certain Limitations. The maximum number of shares that may be issued or delivered upon the exercise of options granted pursuant to Resolution 17 of the 2024 Annual General
Meeting of June 25, 2024 will not exceed the overall number of shares remaining available for delivery in the New Equity Pool which is subject to shareholder approval (Resolution 15). Subject to the foregoing, the maximum number of Ordinary Shares that may be granted as ISOs is 4,600,000. Securities resulting from option exercises under the 2016 Stock Option Plan may consist of authorized but unissued Ordinary
Shares or existing shares of Criteo (treasury shares). If an option expires for any reason without having been exercised in full, the Ordinary Shares subject to the unexercised portion of the option will be available for future grants under the 2016 Stock Option Plan. However, any shares delivered by an option holder or withheld by Criteo in payment of the subscription or exercise price and/or any tax withholding obligations or purchased on the open market with cash proceeds received from the exercise of options will be deemed delivered and will not be available for future grant.
Individual Award Limitation.  The maximum number of Ordinary Shares that may be granted under options in any fiscal year of Criteo to any individual employee is 2,200,000 Ordinary Shares.
Administration. The 2016 Stock Option Plan is administered by the Board of Directors. Subject to the provisions of the 2016 Stock Option Plan, the Board of Directors will have the authority, in its discretion, to: (i) determine the fair market value of our Ordinary Shares; (ii) determine individuals to whom options may be granted; (iii) select the individuals and determine whether and to what extent options may be granted; (iv) approve or amend forms of option agreement; (v) determine the terms and conditions of options, consistent with the plan terms; (vi) construe and interpret the terms of the 2016
Stock Option Plan and options granted thereunder; (vii) prescribe, amend and rescind rules and regulations relating to the 2016 Stock Option Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (viii) modify or amend each option, including the discretionary authority to accelerate the vesting of options, to allow for options to continue to vest after an optionee’s termination, or to extend the post-termination exercise period of options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the 2016 Stock Option Plan, but in no event beyond the original term of the option; (ix) authorize any person to execute on behalf of Criteo any instrument required to effect the grant of an option previously granted by the Board of Directors (x) determine the terms and restrictions applicable to options; and (xi) make all other such determinations deemed necessary or appropriate to administer the 2016 Stock Option Plan. The Board of Directors’ decisions, determinations and interpretations will be final and binding on all option holders and other concerned parties.
Exercisability and Vesting: Minimum One-Year Vesting Period. The exercise price of an option granted pursuant to the 2016 Stock Option Plan must be equal to the fair market value of the underlying share, which, consistent with French market practice, is set by Criteo at the higher of (i) the closing price on the day prior to the grant date and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. The 2016 Stock Option Plan, as amended by our Board of Directors on April 9, 2025 provides that, in addition to the minimum price specified above, the exercise price of an option to acquire treasury shares may not be less than 80% of the average price paid by Criteo for the purchase of the treasury shares. At the time an option is granted, the Board of Directors will fix the vesting period. Any options granted under the 2016 Stock Option Plan will be subject to a vesting period of at least one year, provided that options representing a maximum of 5% of the New Equity Pool may be granted without any minimum vesting period. Criteo may nonetheless grant options that contain rights to accelerated vesting upon termination of employment (including on death, as required by French law), or otherwise exercise discretion to accelerate vesting under the 2016 Stock Option Plan.
Options, once vested, may be exercised during their term, which will be no more than nine years and six months from the date of grant of the option except in the case of an option holder’s death or disability during such term. To exercise an option, the option holder may pay the exercise price in cash or by such other methods as permitted by the Board of Directors, such as by the Company’s withholding in
Ordinary Shares with a value sufficient to cover the aggregate exercise price.

No Repricing: The Board of Directors may not reduce the exercise price of an option without shareholder approval or cancel an option in exchange for a replacement option with a lower exercise price or for cash, other than in the case of a capitalization adjustment or a change in control, as provided in the 2016 Stock Option Plan.
Equitable Adjustments. In the event of the carrying out by Criteo of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the
Board of Directors will take the required measures to protect the interest of the option holders in the conditions set forth in Article L. 228-99 of the French Commercial Code.
Additionally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off/split-up, or other distribution of stock or property of Criteo, any reorganization or any partial or complete liquidation of
Criteo, the Board of Directors may make such adjustment in the number and class of Ordinary Shares which may be delivered under the 2016 Stock Option Plan, in the exercise or purchase price per share under any outstanding option, and in the individual and ISO option limits as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights. No such adjustment will cause any option which is or becomes subject to Section 409A of the Code (“Section
409A”) to fail to comply with the requirements of such section.
Award Treatment Upon a Change in Control. Unless otherwise provided by the Board of
Directors, in an agreement between Criteo or its affiliates and the option holder or in the applicable award agreement, in the event of a change in control (as defined in the 2016 Stock Option Plan), each outstanding option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for the outstanding options, each option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the change in control at such time and on such conditions as the Board of Directors determines. In addition, if an option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the Board of Directors will notify the relevant option holder in writing or electronically that his or her option will be fully vested and exercisable for a period of time, which will not be less than 10 days, determined by the Board of Directors in its sole discretion, and the option will terminate upon the expiration of such period.
An option will be considered assumed if: (i) following the change in control, the option confers the right to purchase or receive, for each share subject to the option immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration received in the change in control by holders of shares for each such share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares), provided that the consideration received in the change in control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option for each share subject to such option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock of Criteo in the change in control; (ii) any securities of the successor corporation or its parent forming part of the substitute option following the change in control are freely tradable on a major stock exchange; and (iii) the option otherwise remains subject to the same terms and conditions that were applicable to the option immediately prior to the change in control.
Notwithstanding any provision of the 2016 Stock Option Plan to the contrary, in the event that each outstanding option is not assumed or substituted in connection with a change in control, the Board of Directors may, in its discretion, provide that each option shall, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (x)
the excess (if any) of the consideration paid per share in the change in control over the exercise or purchase price per share subject to the option multiplied by (y) the number of shares granted under the option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per share subject to the option is greater than or equal to the consideration paid per share in the change in control, then the Board of Directors, in its discretion, cancel such option without any consideration upon the occurrence of a change in control.
Clawback. In October 2023, we adopted a clawback policy, which incorporates the requirements of Rule 10D-1 under the Exchange Act, and the applicable Nasdaq listing standards. The clawback policy requires us to recoup erroneously awarded incentive-based compensation from current and former executive officers (as such term is defined in Rule 10D-1, for purposes of this section, a “Section 16 officer”) in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws. The clawback policy became effective with respect to incentive-based compensation received by such Section 16 officers on or after October 2, 2023. Under the 2016 Stock Option Plan, all options will also be subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the
Company’s shares are listed at such time.
Share Ownership Guidelines.  The 2016 Stock Option Plan reflects that Ordinary Shares acquired pursuant to options may need to be held by the option holder to comply with Criteo’s Share Ownership
Guidelines.
Amendment and Termination of the Plan. The Board of Directors will have the authority to amend, alter, suspend or terminate the 2016 Stock Option Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws
(including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary
Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation. If not terminated earlier by the Board of Directors, the 2016 Stock Option Plan, as amended and restated on April 9, 2025, will remain in effect until June 13, 2035.
Dividends and Dividend Equivalents. Option holders do not have any right to receive any dividends paid prior to the date of exercise of such Option and in no event are dividend equivalents payable with respect to Options under the 2016 Stock Option Plan.
Governing Law. The 2016 Stock Option Plan is governed by the laws of the French Republic.
Description of Principal Features of the 2015 Time-Based RSU Plan
Types of Awards; Eligibility. The 2015 Time-Based RSU Plan provides for the grant of RSUs to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant, as well as to our corporate officers under Article L. 225-197-1 II of the French Commercial Code (i.e., currently including the chairperson of the Board of Directors, the Chief Executive Officer and certain of our other executive officers).
Approximately 3,591 employees (not including any new hires in 2026), including approximately 10 corporate officers, are eligible to be selected to participate in the 2015 Time-Based RSU Plan.
Participants in the 2015 Time-Based RSU Plan are determined at the discretion of the Board of Directors.
Shares Available; Certain Limitations. The maximum number of shares that may be granted or vested free of charge pursuant to Resolution 15 of the 2024 Annual General Meeting of June 25, 2024 will not exceed the overall number of shares remaining available for delivery in the New Equity Pool, which is subject to shareholder approval (Resolution 15). Any RSUs granted under the 2015 Time-Based RSU
Plan are counted against the New Equity Pool limit as 1.57 shares for every one RSU granted, including any RSUs or Ordinary Shares relating to dividend equivalents on RSUs. RSUs subject to the 2015 Time-
Based RSU Plan may consist of authorized but unissued or existing Ordinary Shares of Criteo.
In the event that an RSU is terminated or canceled without having vested, the Ordinary Shares subject to the unvested and forfeited portion of the RSUs will, provided the 2015 Time-Based RSU Plan is still in effect, again be available for future awards to the 2015 Time-Based RSU Plan or the 2015
Performance-Based RSU Plan.
Notwithstanding any provision of the 2015 Time-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for delivery under the 2015 Time-Based RSU Plan.
Administration. The 2015 Time-Based RSU Plan is administered by the Board of Directors.
Subject to the provisions of the 2015 Time-Based RSU Plan, the Board of Directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to RSUs (which need not be identical) granted to any grantee and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances RSUs may be settled, canceled, forfeited, exchanged or surrendered.
Vesting and Minimum Vesting Period. RSUs will vest at the times and upon the conditions that the Board of Directors may determine, as reflected in an applicable award agreement. RSUs granted under the 2015 Time-Based RSU Plan vest solely on the basis of continued employment through the end of the vesting period, provided that (unless otherwise determined by the Board of Directors at the time of grant and except for grantees who are subject to taxation in certain enumerated countries) if a grantee leaves the Company more than one year after the grant date of the RSUs but before the first vesting date, they will receive a pro-rata portion of the grant on the first vesting date and the rest of the award will be automatically forfeited. RSUs have a minimum vesting period of one year. Additionally, RSUs are subject to a holding period of one year, provided the Board of Directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.
Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the Board of Directors may adjust the maximum number of Ordinary Shares underlying RSUs or take other such action as may be provided in Article L.
225-181 and Article L. 228-99 of the French Commercial Code.
Award Treatment Upon a Change in Control. In the event of a change in control (as defined in the
2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control. RSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.
A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding RSUs where: (i) following the change in control, the terms of the RSU provide the right to receive, for each ordinary share of Criteo subject to the RSU immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their ordinary share on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received for each RSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii)
any securities of the successor corporation or its parent forming part of the RSUs following the change in control are freely tradable on a major stock exchange; and (iii) the RSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.
Except as would otherwise result in adverse tax consequences under Section 409A, the Board of
Directors may, in its discretion, provide that each RSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each RSU. The Board of Directors will not be required to treat each outstanding grant of
RSUs similarly. The 2015 Time-Based RSU Plan provides the Board of Directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the RSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
Clawback. In October 2023, we adopted a clawback policy, which incorporates the requirements of Rule 10D-1 under the Exchange Act, and the applicable Nasdaq listing standards. The clawback policy requires us to recoup erroneously awarded incentive-based compensation from current and former executive officers (as such term is defined in Rule 10D-1, for purposes of this section, a “Section 16 officer”) in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws. The clawback policy became effective with respect to incentive-based compensation received by such Section 16 officers on or after October 2, 2023. Under the 2015 Time-Based RSU Plan, all RSUs are also subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the
Company’s shares are listed at such time.
Share Ownership Guidelines.  The 2015 Time-Based RSU Plan reflects that Ordinary Shares acquired pursuant to RSUs may need to be held by the grantee to comply with Criteo’s Share Ownership
Guidelines.
Amendment and Termination of the Plan. The Board of Directors has the authority to amend, alter, suspend or terminate the 2015 Time-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws
(including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary
Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Prohibition on Payment of Dividends Prior to Vesting. Since April 23, 2020, the 2015 Time-Based
RSU Plan has expressly prohibited any payment of dividends or dividend equivalents accumulated prior to the vesting of RSU awards if such RSU awards do not become vested. On April 28, 2026, we amended the 2015 Time-Based RSU Plan to clarify the Board of Directors' discretion regarding the accumulation of dividend equivalents prior to the vesting of RSUs awards and the manner in which such dividend equivalents may be accumulated, whether in cash or Ordinary Shares or through the reinvestment in additional RSUs or in such other manner as the Board of Directors may determine. However, in all cases, such dividend equivalents will be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the RSUs to which they are attributable. RSUs that do not vest do not give a right to any dividend paid or dividend equivalent accumulated prior to the applicable vesting date.
Governing Law. The 2015 Time-Based RSU Plan is governed by the laws of the French Republic.

Description of Principal Features of the 2015 Performance-Based RSU Plan
Types of Awards; Eligibility. The 2015 Performance-Based RSU Plan provides for the discretionary grant of PSUs to our named executive officers, as well as to certain members of executive management and other employees and employees of any company or group in which Criteo holds, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. A total of approximately 3,591 employees (not including any new hires in 2026), including the Chief Executive
Officer and the other two executive officers, are eligible to be selected to participate in the 2015
Performance-Based RSU Plan; however, based on past practice of the compensation committee and the
Board of Directors, only members of our leadership team are generally selected to participate in the 2015
Performance-Based RSU Plan). Participants in the 2015 Performance-Based RSU Plan are determined at the discretion of the Board of Directors. For the number of employees employed by us and our subsidiaries, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31,
2025 filed with the SEC on February 26, 2026.
Shares Available; Certain Limitations. The maximum number of shares that may be granted or that may vest free of charge pursuant to PSUs issued under Resolution 16 of the 2024 Annual General
Meeting of June 25, 2024 (or any renewal of such authorization) will not exceed the overall number of shares remaining available for delivery in the New Equity Pool, which is subject to shareholder approval
(Resolution 15). In the event that a PSU is terminated or canceled without having vested, the Ordinary
Shares relating to the unvested and forfeited portion of the PSU will, provided the 2015 Performance-
Based RSU Plan is still in effect, again be available for future awards to the 2015 Performance-Based
RSU Plan or the 2015 Time-Based RSU Plan. Notwithstanding any provision of the 2015 Performance-
Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for issuance or transfer under the 2015
Performance-Based RSU Plan. Any PSUs granted under the 2015 Performance-Based RSU Plan are counted against the New Equity Pool limit as 1.57 shares for every one PSU granted, including any PSUs or Ordinary Shares relating to dividend equivalents or PSUs. PSUs subject to the 2015 Performance-
Based RSU Plan may consist of authorized but unissued or existing Ordinary Shares of Criteo.
Individual Award Limitation. With respect to any PSU granted under the 2015 Performance-Based
RSU Plan, unless otherwise determined by the Board of Directors, no single individual will be granted
PSUs in respect of more than 1,000,000 Ordinary Shares for any single fiscal year.
Administration. The 2015 Performance-Based RSU Plan is administered by the Board of
Directors. Subject to the provisions of the 2015 Performance-Based RSU Plan, the Board of Directors has
the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to PSUs
(which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii)
whether, to what extent, and under what circumstances PSUs may be settled, canceled, forfeited, exchanged or surrendered.
Vesting and Minimum Vesting Period. PSUs will vest at the times and upon the conditions that the Board of Directors may determine, as reflected in an applicable award agreement. PSUs granted under the 2015 Performance-Based RSU Plan will vest (i) on the basis of time, provided that the participant remains employed with us through the end of the vesting period (subject to the following sentence), and (ii) on the basis of an attainment of one or more performance targets determined by the
Board of Directors at the time of grant. Unless otherwise determined by the Board of Directors at the time of grant, if a grantee leaves the Company more than one year after the grant date of the PSUs but before the first vesting date and any of the performance targets related to the grant have been met at 100%
attainment or higher, the grantee will receive the portion of their grant relating to those performance targets that have been fully met on the first vesting date, and the rest of the award will be automatically forfeited. In accordance with French law, PSUs have a minimum vesting period of one year. Additionally,
PSUs are subject to a holding period of one year, provided the Board of Directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date. However, in the event of termination of a grantee’s employment due to the grantee’s disability or death, the time-based vesting conditions will be deemed met and the PSUs will vest to the extent that the performance targets have been attained, as determined by the Board of
Directors as of the grantee’s disability or death.
The ultimate acquisition by the recipients of PSU grants of any shares subject to the PSUs is subject to or conditioned upon, in whole or in part, the achievement of certain performance criteria. At the time of grant, the Board of Directors will establish in writing the applicable performance period, performance award formula and one or more performance targets which, when measured at the end of the performance period, will determine, on the basis of the performance award formula, the final number of shares to be acquired by the participant. The Board of Directors will have full power and final authority, in its discretion, to alter or cancel the performance targets or performance award formula applicable to a grantee, including, without limitation, in the event that the participant changes roles or functions within
Criteo or any of our affiliates during the performance period.
Performance Targets. Performance will be evaluated by the Board of Directors on the basis of targets to be attained with respect to one or more measures of business or financial performance
(“Performance Criteria”). Except as otherwise determined by the Board of Directors and, in each case, to the extent applicable, Performance Criteria will have the same meanings as used in our financial statements, or, if such terms are not used in our financial statements, they will have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry.
Except as otherwise determined by the Board of Directors, the Performance Criteria applicable to the acquisition of shares subject to a PSU will be calculated in accordance with generally accepted accounting principles and will exclude the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of
Directors, occurring after the establishment of the performance targets applicable to the acquisition of the shares. Each such adjustment, if any, will be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Criteria in order to prevent the dilution or enlargement of the participant’s rights with respect to the acquisition of the shares subject to the PSUs.
Performance Criteria may be one or more of the following or such other measures, as determined by the Board of Directors: (i) Contribution ex-TAC; (ii) Adjusted EBITDA, as defined by the Company in its financial statements as filed with the SEC; (iii) Retail Media Contribution ex-TAC, (iv) cash flow from operating activities; (v) stock price; (vi) completion of identified special project(s); or (vii) any combination of the foregoing. Notwithstanding the foregoing, the Board of Directors may provide that one or more objectively determinable adjustments will be made to the Performance Criteria, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the SEC.
Where applicable, performance targets may be expressed in terms of attaining a specified level of the Performance Criteria or the attainment of a percentage increase or decrease in the particular
Performance Criteria, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the Board of
Directors. The performance targets may be subject to a threshold level of performance below which no shares will be acquired, levels of performance at which specified numbers of shares will be acquired, and a maximum level of performance above which no additional number of shares will be acquired (or at which full vesting will occur).
Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the Board of Directors may adjust the maximum number Ordinary Shares underlying grants of PSUs or take other such action as may be provided in
Article L. 225-181 and Article L. 228-99 of the French Commercial Code.
Award Treatment Upon a Change in Control. In the event of a change in control (as described in the 2015 Performance-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding PSUs, and the PSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the PSUs will lapse and the PSUs will be deemed fully vested at the target level of performance prior to the consummation of a change in control. PSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.
A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding PSUs where: (i) following the change in control, the terms of the PSU provide the right to receive, for each ordinary share of Criteo subject to the PSU immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary
Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received for each
PSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the PSUs following the change in control are freely tradable on a major stock exchange; and (iii) the PSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.
Except as would otherwise result in adverse tax consequences under Section 409A, the Board of
Directors may, in its discretion, provide that each PSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each PSU. The Board of Directors will not be required to treat each outstanding grant of
PSUs similarly. The 2015 Performance-Based RSU Plan provides the Board of Directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the PSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
Clawback. In October 2023, we adopted a clawback policy, which incorporates the requirements of Rule 10D-1 under the Exchange Act, and the applicable Nasdaq listing standards. The clawback policy requires us to recoup erroneously awarded incentive-based compensation from current and former executive officers (as such term is defined in Rule 10D-1, for purposes of this section, a “Section 16 officer”) in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws. The clawback policy became effective with respect to incentive-based compensation received by such Section 16 officers on or after October 2, 2023. Under the 2015 Performance-Based RSU Plan, all PSUs shall also be subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the
Company’s shares are listed at such time.
Share Ownership Guidelines.  The 2015 Performance-Based RSU Plan reflects that Ordinary
Shares acquired pursuant to PSUs may need to be held by the grantee to comply with Criteo’s Share
Ownership Guidelines.
Amendment and Termination of the Plan. The Board of Directors has the authority to amend, alter, suspend or terminate the 2015 Performance-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or
Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Prohibition on Payment of Dividends Prior to Vesting. Since April 23, 2020, the 2015
Performance-Based RSU Plan has expressly prohibited any payment of dividends or dividend equivalents accumulated prior to the vesting of PSU awards if such PSU awards do not become vested. On April 28,
2026, we amended the 2015 Performance-Based RSU Plan to clarify the Board of Directors' discretion regarding the accumulation of dividend equivalents prior to the vesting of PSUs awards and the manner in which such dividend equivalents may be accumulated, whether in cash or Ordinary Shares or through the reinvestment in additional PSUs or in such other manner as the Board of Directors may determine.
However, in all cases, such dividend equivalents will be subject to the same conditions and restrictions
(including without limitation, any forfeiture conditions) as the PSUs to which they are attributable. PSUs that do not vest do not give a right to any dividend paid or dividend equivalent accumulated prior to the applicable vesting date.
Governing Law. The 2015 Performance-Based RSU Plan is governed by the laws of the French
Republic.
Certain Federal Income Tax Consequences Under Equity Plans and Arrangements
The following is a summary of certain U.S. federal income tax consequences of awards under our equity compensation plans and arrangements, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.
Incentive Stock Options (“ISOs”). In general, no taxable income is realized by a participant upon the grant of an ISO. If Ordinary Shares are delivered to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option,
(ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii)
Criteo will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, Criteo would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NSO as discussed below.
Nonqualified Stock Options (“NSOs”). In general, no taxable income is realized by a participant upon the grant of an NSO. Rather, at the time of exercise of the NSO, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Ordinary Shares purchased over the exercise price. Criteo generally will be entitled to a tax deduction at such time and in the same amount, if any, that the option holder recognizes as ordinary income. The participant’s tax basis in any Ordinary Shares received upon exercise of an NSO will be the fair market value of the Ordinary Shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock Units. In general, the grant of RSUs will not result in taxable income for the participant or in a tax deduction for Criteo. Upon the settlement of the grant in shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and Criteo generally will be entitled to a tax deduction at the same time and in the same amount.
Recent Share Price
On March 31, 2026, the closing sale price of an American Depositary Share representing one ordinary share of the Company on the Nasdaq Stock Market was $17.93 per share.
New Plan Benefits
Awards under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015
Performance-Based RSU Plan are within the discretion of the Board of Directors. As a result, the benefits or amounts that will be awarded or allocated under our equity compensation plans are not determinable at this time. The discretion of the Board of Directors to make grants under our equity compensation plans is subject to the overall limit on the number of shares to be delivered under the New Equity Pool being approved pursuant to Resolution 15. For a summary of the aggregate awards made under the Company’s equity compensation plans in fiscal year 2025 (as well the two prior fiscal years), see the Annual Share
Usage table on page 104. For information on the equity granted to our named executive officers in fiscal year 2025, see Grants of Plan-Based Awards Table under “Compensation Tables.”

Prior Grants under the Plans
The following table shows, for each of the individuals and groups indicated, the aggregate number of shares subject to awards that have been granted (without regard to awards that were forfeited or canceled) to the individuals and groups indicated below under the 2016 Stock Option Plan, the 2015
Time-Based RSU Plan and the 2015 Performance-Based RSU Plan since each plan’s inception through
December 31, 2025. No awards have been granted under any of the equity plans to any associate of any of our directors (including nominees) or executive officers, or to any nominee for election as a director who is not a current director, and no person has received 5% or more of the awards granted under any of the plans. Accordingly, these categories have not been included in the following table.

Name of Individual or Group	Number of Options Granted	Number of RSUs and PSUs(1) Granted
Named Executive Officers:
Megan Clarken	375,467	1,247,888
Sarah Glickman	—	692,996
Ryan Damon	65,500	511,397
Brian Gleason	—	566,529
Michael Komasinski	—	1,917,659
Non-Employee Directors:
Nathalie Balla	—	—
Frederik van der Kooi	—	—
Marie Lalleman	—	—
Edmond Mesrobian	—	—
Hubert de Pesquidoux	—	—
Rachel Picard	—	—
Ernst Teunissen	—	—

Current Executive Officers as a group:	440,967	4,936,469
Current Non-Employee Directors as a group:	—	—
All Employees who are not Executive Officers, as a group:	11,586,840	21,082,357
(1)  For PSUs, this column reflects the actual earned PSUs through 2024, and the PSUs granted for 2025, at the maximum 200% of target.

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2025.
Information is included for equity compensation plans approved by our stockholders.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,013,124(1)	17.97(2)	1,150,556
Equity compensation plans not approved by security holders	—	—	—
Total	6,013,124(1)	17.97(2)	1,150,556
(1)  Includes 4,499,027 shares granted under the Criteo Amended and Restated 2015 Time-Based Restricted Stock Units plan,
1,267,485 shares granted under the Criteo Amended and Restated 2015 Performance-Based Restricted Stock Units Plan that are issuable upon settlement of outstanding awards (for PSUs, this reflects actual earned PSUs through 2024, except 2025 which is the
PSUs granted at the maximum 200% of target), 86,715 stock option awards outstanding under the Criteo Amended 2016 Stock
Option Plan and 159,897 warrants outstanding. The remaining balance consists of warrants to purchase shares.
(2)  The weighted average exercise price does not take into account the shares issuable upon settlement of outstanding RSUs or
PSUs, which have no exercise price.

RESOLUTION 14:
AUTHORIZATION TO BE GIVEN TO THE BOARD OF DIRECTORS TO GRANT OSAS (OPTIONS TO
SUBSCRIBE FOR NEW ORDINARY SHARES) OR OAAS (OPTIONS TO PURCHASE ORDINARY
SHARES) OF THE COMPANY TO EMPLOYEES AND CORPORATE OFFICERS OF THE COMPANY
AND EMPLOYEES OF ITS SUBSIDIARIES PURSUANT TO THE PROVISIONS OF ARTICLES L.
225-177 ET SEQ. OF THE FRENCH COMMERCIAL CODE WITHOUT SHAREHOLDERS'
PREFERENTIAL SUBSCRIPTION RIGHTS
Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in the form of stock options, even if granted pursuant to a previously shareholder-approved plan. For a detailed discussion of the terms of the 2016 Stock Option Plan, as amended, the plan under which stock options will be granted, see “Equity Resolutions–Description of Principal Features of the 2016 Stock Option Plan.”
The Board of Directors believes that, given our organic and external growth strategy for 2026 and
2027, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. If approved, the new authorization to grant stock options will supersede the authorization to grant stock options from the Existing Equity Pool and we will no longer be permitted to grant stock options from the
Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the Board of Directors the authority to issue and grant stock options, each representing a right to receive one Ordinary Share. Any options granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 15.
The renewal of this authority is intended to promote the interests of Criteo and its shareholders by giving us the ability to grant stock options to officers and other key employees, as needed for recruitment, retention and incentivization purposes. Although we do not currently grant stock options, we have not granted stock options since April 2020 and we do not have any immediate plans to grant stock options, we believe it is important for our business to retain the flexibility to grant stock options in case of future changes in our compensation strategy or in market conditions or competitive best practices. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation”
elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 29, 2029), and would supersede the corresponding delegation granted at the 2023 Annual General Meeting of Shareholders.
For the full text of Resolution 14, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 14.

RESOLUTION 15:
APPROVAL OF THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED OR ACQUIRED
PURSUANT TO THE AUTHORIZATIONS GIVEN TO THE BOARD OF DIRECTORS BY THE 2024
ANNUAL GENERAL MEETING (TO GRANT TIME-BASED RESTRICTED STOCK UNITS AND
PERFORMANCE-BASED RESTRICTED STOCK UNITS) AND PURSUANT TO RESOLUTION 14
HEREIN (TO GRANT OPTIONS TO PURCHASE OR TO SUBSCRIBE SHARES TO EMPLOYEES AND
CORPORATE OFFICERS OF THE COMPANY AND EMPLOYEES OF ITS SUBSIDIARIES)
Our shareholders previously authorized our Board of Directors, pursuant to Resolution 17 at the
2024 Annual General Meeting of June 25, 2024, to issue up to 7,000,000 Ordinary Shares under our equity compensation plans, which we refer to herein as the Existing Equity Pool. As of March 31, 2026, approximately 1,419,693 Ordinary Shares remained available for future issuance under the Existing
Equity Pool. The Board of Directors believes that, given our organic and external growth strategy for 2026 and 2027, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2027
Annual General Meeting.
As a result, we are requesting that shareholders authorize a share reserve of 7,000,000 Ordinary
Shares with a nominal value of €0.025 per share, which we refer to herein as the New Equity Pool. The
New Equity Pool will cover all issuances under all of our equity compensation plans from the date of the
Annual General Meeting, including: (i) RSUs to be issued pursuant to Resolution 15 adopted at the 2024
Annual General Meeting; (ii) PSUs to be issued pursuant to Resolution 16 adopted at the 2024 Annual
General Meeting; and (iii) options to purchase or to subscribe shares to employees and corporate officers of the Company and employees of its subsidiaries pursuant to Resolution 14 above.
Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. We commit to reduce the
New Equity Pool by the number of shares that we grant under our Existing Equity Pool between
March 31, 2026 and June 29, 2026 (the 2026 Annual General Meeting date), unless the authorization for the New Equity Pool is not approved by shareholders.
Moreover, pursuant to the 2015 RSU Plan and the 2015 PSU Plan, any RSU or PSU granted thereunder would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted. With this Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would result in the issuance of only approximately 4,458,599 Ordinary Shares.
Upon approval of Resolution 15, we estimate that the pool of available shares would last for approximately one year.
The Board of Directors believes that in order to successfully attract and retain the best possible candidates while aligning the interests of our executives, employees, directors and shareholders, it is essential that we continue to offer competitive equity incentive programs.
For the full text of Resolution 15, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 15.

RESOLUTIONS 16 TO 21:
FINANCIAL AUTHORIZATIONS
Resolutions 16 to 21 seek the delegation of financial authorizations. The goal of these
Resolutions is to allow us to swiftly raise the funds and have the financial flexibility necessary to enable us to execute our strategic objectives, including, but not limited to, with respect to external growth.
Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restrictions on the purpose of such issuance, in accordance with French law, in order for our Board of Directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose. At the 2025 Annual General Meeting on June 13, 2025, the shareholders approved certain financial authorizations. However, certain of our Board of Directors’ important current financial authorizations will expire in 2026. As a result, we are seeking re-approval at the Annual General Meeting of the following financial Resolutions:
•Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria
(underwriters), without shareholders’ preferential subscription rights (Resolution 16);
•Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights (Resolution 17);
•Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital, through a public offering (excluding offers covered by paragraph 1° of article L.
411-2 of the French Monetary and Financial Code), without shareholders’ preferential subscription rights, (Resolution 18);
•Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without shareholders’ preferential subscription rights pursuant to Resolutions 16, 17 and 18 above, (Resolution 19);
•Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise), without shareholders’ preferential subscription rights,(Resolution 20); and
•approval of the overall limits pursuant to Resolutions 16 to 20 above, (Resolution 21).
In addition, at the Annual General Meeting, shareholders are being asked to approve the maximum global nominal amount of the share capital increases that may be completed, in each case, pursuant to Resolutions 16 to 21, as well as the maximum global nominal amount of the debt securities that may be issued, in each case, which may be completed pursuant to Resolutions 16 to 21.
Re-approving our Board of Directors’ financial authorizations will allow the Company to maintain equal footing with our U.S. competitors and to increase our financial flexibility by quickly raising capital and taking advantage of potential business opportunities, including, but not limited to, potential acquisitions. Although always important, we believe this flexibility is particularly necessary in light of the current worldwide economic challenges.
While we believe the Company’s current liquidity position already provides ample financial flexibility, the proposed financial authorizations would provide our Board of Directors with additional flexibility to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions. As one of the potential purposes of our use of liquidity, our external growth strategy is focused on acquisitions that complement our technology platform and product portfolio, as well as Research & Development talent. Should we decide to engage in M&A transactions, we are committed to pursuing external growth opportunities in a manner that will preserve the quality of our offering, while improving its performance and delivering long-term value for our shareholders.
The financial delegations of authority presented for your approval at the Annual General Meeting are subject to the following important limitations:
•the aggregate amount of share capital increases pursuant to Resolution 16 and 18 cannot exceed €139,149.725 which represents 10% of our share capital as of December
31, 2025;
•the aggregate amount of share capital increases pursuant to Resolution 20 cannot exceed €41,744.9, which represents approximately 3% of our share capital as of
December 31, 2025;
•any share capital increase pursuant to Resolution 19, which grants a customary over-
allotment option for any issuance pursuant to Resolutions 16 and 18, would be at the same price as, and limited to a maximum of 15% of, the initial issuance; and
•the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 16, 18, 19 and 20 taken together cannot exceed
€139,149.725 which represents 10% of our share capital as of December 31, 2025;
•the aggregate nominal amount of debt securities that may be issued pursuant to each of
Resolutions 16, 18 and 20, or any of Resolutions 16, 18 and 20 taken together, cannot exceed $500,000,000, or the corresponding value of this amount for an issuance in a foreign currency;
Our Board of Directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, shall not use these authorizations in the context of an unsolicited tender offer by a third party for Criteo shares. None of the corresponding authorizations granted at last year’s Annual General Meeting of Shareholders on June 13, 2025, have been used to date, as well as prior financial authorizations granted at all prior Annual General Meetings since the completion of the
Company’s follow-on offering after its initial public offering.
Under French law, in the case of issuance of additional shares or other securities for cash or set-
off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived at the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights.
Such rights would be waived pursuant to all of Resolutions 16, 18, 19 and 20 if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such Resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

RESOLUTION 16:
VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT
SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
Pursuant to Resolution 16, the Board of Directors is also requesting the necessary authority to issue through an underwritten offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached to Ordinary Shares or other types of securities). The type of offering contemplated by this authorization is similar to the offering carried out concurrently with our initial public offering in October 2013 on the Nasdaq Global Market.
The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary
Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:
•any bank, investment services provider, or other member of a banking syndicate
(underwriters) undertaking to ensure the completion of the share capital increase or of any issuance that could in the future lead to a share capital increase in accordance with this delegation of authority.
The Board of Directors will set the issue price of Ordinary Shares to be issued by virtue of this delegation, subject to the requirement that the price of the shares will be at least equal to the volume-
weighted average price of the ADSs for the five trading days preceding the determination of such price, subject to a maximum discount of 10% (as determined by the Board of Directors). We believe this is an important safeguard for shareholders.
We intend to use this delegation of authority to raise funds for general corporate purposes and have the financial flexibility necessary to enable us to execute our strategic objectives, including, but not limited to, with respect to financing potential external growth. We shall not use this delegation in the context of an unsolicited tender offer for Criteo shares by a third party. As a result, we believe that a share capital increase in an amount not to exceed €139,149.725, which represents 10% of our share capital as of December 31, 2025, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing in significant amounts, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency).
The amount of any share capital increase will be subject to (and deducted from) the global limit of
€139,149.725, and the amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), in each case as submitted for approval pursuant to Resolution 21.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the
Board of Directors. We currently have no immediate plans to issue securities pursuant to this Resolution.
Any transaction where we sell such securities will be reviewed and approved by the Board of Directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2025 Annual General
Meeting of Shareholders on June 13, 2025, nor pursuant to any prior similar authorizations granted since the completion of the Company’s follow-on offering after its initial public offering.

This delegation of authority would be granted for an 18-month period (valid through ) and would supersede the corresponding delegation granted by the shareholders at last year’s Annual General
Meeting of Shareholders on June 13, 2025. In the absence of a favorable vote, this delegation of authority will expire on December 29, 2027, which could impair our ability to obtain appropriate financing to execute on our strategic objectives. If this Resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this Resolution.
For the full text of Resolution 16, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 16.

RESOLUTION 17:
VOTE ON SHARE CAPITAL INCREASE, WHILE PRESERVING SHAREHOLDERS’ PREFERENTIAL
SUBSCRIPTION RIGHTS
The purpose of this delegation of authority is to enable the Company to obtain financing any time through the issuance of Ordinary Shares and any type of securities giving, by any means, immediately and/or in the future, access to Ordinary Shares, by calling on the Company’s shareholders. The
Company’s shareholders will be awarded, under the applicable legal provisions and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribe for new shares or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.
The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. As a result of maintaining shareholders’ preferential rights, we believe that a share capital increase in an amount not to exceed 50% of the Company’s share capital will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to a source of financing and allow us to respond quickly to changes in market conditions.
The share capital increases carried out pursuant to this authorization cannot exceed
€695,748.675, which represents 50% of the Company’s share capital as of December 31, 2025. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000
(or the corresponding value of this amount for an issuance in a foreign currency). The amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency) as approved pursuant to
Resolution 21.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the
Board of Directors. The Company has no immediate plans to issue securities pursuant to this Resolution.
Any transaction where the Company sells such securities will be reviewed and approved by the Board of
Directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2024 Annual General
Meeting of Shareholders on June 25, 2024, nor pursuant to any prior similar authorizations granted in the past.
This delegation of authority would be granted for a 26-month period (valid through August 29,
2028) and would supersede the corresponding delegation granted by the shareholders at the 2024
Annual General Meeting of Shareholders on June 25, 2024. In the absence of a favorable vote, this delegation of authority will expire on August 25, 2026, which could impair our ability to obtain appropriate financing to execute on our strategic objectives. If this Resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this
Resolution.
For the full text of Resolution 17, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 17.

RESOLUTION 18:
VOTE ON SHARE CAPITAL INCREASE THROUGH A PUBLIC OFFERING, WITHOUT
SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The Board of Directors is requesting the necessary authority to issue through a public offering
Ordinary Shares and/or any type of securities giving access, by any means, immediately or in the future, to Ordinary Shares. Resolution 18 is intended:
•To comply with the approach currently promoted by French regulatory authorities, pursuant to which, irrespective of whether a public offering is underwritten, this Resolution 18 should be used to complete any such public offering because it is grounded on provisions of the French
Commercial Code meant precisely for public offerings. In particular, if the end result of the planned transaction is a public offering of securities in France, Resolution 18 should be approved in order to ensure that the French regulatory authorities would view the financial delegations being granted at the Annual General Meeting as sufficient for all potential market participants;
•To allow for a direct public offering, without the involvement of underwriters; and
•To allow for the Ordinary Shares to be listed on a regulated market within the meaning of the
French Commercial Code, namely, if applicable, on the Euronext stock market.
Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights. However, if, at the time the delegation is used, the Ordinary Shares are admitted on a regulated market within the meaning of the French Commercial Code (for which the Nasdaq Global
Market does not qualify), shareholders could be granted a priority subscription period in accordance with applicable French law.
The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. We do not intend to use it in the context of an unsolicited tender offer by a third party for Criteo shares. As a result, we believe that a share capital increase in an amount not to exceed €139,149.725, which represents 10% of the Company’s share capital as of
December 31, 2025, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency).
The amount of any share capital increase will be subject to (and deducted from) the global limit of
€139,149.725, and the amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), in each case as submitted for approval pursuant to Resolution 21.
The price of the shares to be issued by virtue of this delegation would be set by the Board of
Directors and shall be at least equal to the volume-weighted average price of the ADSs over the course of the five trading days preceding the fixing of the issue price, subject to a maximum discount of 10%, as determined by the Board of Directors.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the
Board of Directors. The Company has no immediate plans to issue securities pursuant to this Resolution.

Any transaction where the Company sells such securities will be reviewed and approved by the
Board of Directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2024 Annual General
Meeting of Shareholders held on June 25, 2024, nor pursuant to any prior similar authorizations granted in the past.
This delegation of authority would be granted for a 26-month period (valid through August 29,
2028) and would supersede the corresponding delegation granted by the shareholders at the 2024
Annual General Meeting of Shareholders dated June 25, 2024. In the absence of a favorable vote, this delegation of authority will expire on August 25, 2026, which could impair our ability to obtain appropriate financing to execute on our strategic objectives. If this Resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this
Resolution.
For the full text of Resolution 18, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 18.

RESOLUTION 19:
VOTE ON OVER-ALLOTMENT OPTION, AS PART OF A SHARE CAPITAL INCREASE PURSUANT
TO THE DELEGATIONS IN RESOLUTIONS 16 AND 18 (‘GREEN SHOE’)
The purpose of this Resolution 19 is to allow the Board of Directors to grant a customary over-
allotment option for any issuance pursuant to Resolutions 16 and 18 above. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.
For the full text of Resolution 19, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 19.

RESOLUTION 20:
VOTE ON SHARE CAPITAL INCREASE IN CONNECTION WITH A COMPANY SAVINGS PLAN
(PLAN D’ÉPARGNE D’ENTREPRISE), WITHOUT SHAREHOLDERS’ PREFERENTIAL
SUBSCRIPTION RIGHTS
Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial
Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the Board of Directors is
required to submit for approval by the shareholders a resolution to authorize the Board of Directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne d’entreprise).
The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed €41,744.9 which represents 3% of the share capital as of
December 31, 2025. In addition, the nominal amount of any debt securities giving access to the
Company’s share capital that may be issued pursuant to this Resolution 20 is limited to $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency).
The amount of any share capital increase will be subject to (and deducted from) the global limit of
€139,149.725, and the amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), in each case as submitted for approval pursuant to Resolution 21.
Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the
Board of Directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.
To date, we have not implemented any company savings plans involving equity of the Company and thus employees have not received any shares thereunder. However, approving this Resolution will enable our Board of Directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee retention and further align employee and shareholder interests.
This delegation of authority would be granted for an 18-month period (valid through
December 29, 2027).
For the full text of Resolution 20, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 20.

RESOLUTION 21:
VOTE ON THE OVERALL LIMITS PURSUANT TO RESOLUTIONS 16 TO 20
The Board of Directors hereby proposes to set the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 16, 18, 19 and 20 at €139,149.725, which corresponds to 10% of the share capital as of December 31, 2025. This limit is set without taking into account the par value of Ordinary Shares to be issued, if applicable, in relation to adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares of the Company, in accordance with legal and regulatory requirements as well as applicable contractual provisions.
The global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 16, 18 and 20 shall not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency).
We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, including, but not limited to, with respect to potential external growth, and in line with the flexibility available to comparable U.S. companies. The Board of Directors intends, whenever possible, to grant its shareholders a priority subscription period for issuances carried out pursuant to these delegations.
For the full text of Resolution 21, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 21.

RESOLUTION 22:
VOTE ON THE AMENDMENT OF ARTICLE 19 OF THE COMPANY’S BY-LAWS (STATUS)  RELATED
TO SHAREHOLDERS MEETINGS IN ORDER TO COMPLY WITH NEW PROVISIONS OF THE
FRENCH COMMERCIAL CODE
Our Board of Directors is asking our shareholders to amend the fifth paragraph of Article 19 of our by-laws to comply with revised provisions of the French Commercial Code. Decree No. 2026-94 dated as of February 13, 2026, relating to the modernization of a company’s methods of communication with its shareholders, amended Article R. 225-86 of the French Commercial Code, to extend the record date to midnight, Paris time five business days preceding a shareholders meeting (compared to two business days under the previous law).
Consequently, Resolution 22 would amend the fifth paragraph of Article 19 of the by-laws in order to reflect that the record date would be on the fifth business day preceding the date of the shareholders’
meeting, rather than on the second business day preceding the date of the shareholders’ meeting.
For the full text of Resolution 22, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 22.

SHAREHOLDER RESOLUTIONS FOR
THE 2027 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any shareholder desiring to present a resolution for inclusion in Criteo’s proxy statement for the
2027 Annual General Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must deliver such resolution to the Board of Directors at the address below no later than [●], 2026. Only those resolutions that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in the Company’s proxy statement for the 2027 Annual General Meeting of Shareholders.
Under French law, shareholders are permitted to submit a resolution for consideration so long as such matter is received by the Board of Directors at the address below (by registered mail, not via electronic notice) no later than 25 days prior to the date of the meeting. Shareholders wishing to present resolutions at the 2027 Annual General Meeting of Shareholders made outside of Rule 14a-8 under the
Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.
In addition to satisfying the foregoing requirements, to comply with the Universal Proxy Rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act must provide notice to the Company at the address below no later than 60 calendar days prior to the anniversary of the previous year's annual meeting (no later than April 30, 2027 for the 2027 Annual General Meeting) or 60 calendar days prior to the date of the 2027 Annual General Meeting if the meeting date has changed more than 30 days from the date of this year’s Annual General Meeting. Any such notice of intent to solicit proxies must also comply with all other requirements of Rule 14a-19 under the Exchange Act.
All submissions to the Board of Directors should be made to:
Criteo S.A.
32 Rue Blanche
75009 Paris, France
Or, if pursuant to U.S. law and not otherwise indicated herein, by electronic notice to: AGM@criteo.com
Attention: Board of Directors
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the caption “Report of the Compensation Committee” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the
Company under those statutes, except to the extent we specifically incorporate these items by reference.

OTHER MATTERS
The Board of Directors knows of no matters that may be submitted for consideration at the Annual
General Meeting other than those referred to in this proxy statement and the possible submission of shareholder resolutions as permitted under French law, which may be presented by a shareholder proponent at the Annual General Meeting if submitted by the deadline for such submissions. No person has provided notice to the Company of the names of director nominees for which it intends to solicit proxies as required under Rule 14a-19 of the Exchange Act. Holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairperson of the Annual General
Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on such matters (which will not be counted as a vote “FOR” or “AGAINST”), or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If a holder of Ordinary Shares chooses to grant a proxy to the chairperson of the Annual
General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairperson of the Annual General Meeting shall have discretionary authority pursuant to Rule 14a-4(c) under the Exchange Act and shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions not submitted or approved by the Board of Directors. Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement, except that if requested by the Company subject to the terms of the deposit agreement, if the holder of an ADS does not provide voting instructions, the Depositary for the ADSs will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying an ADS, including an ADS held through a broker, bank or other nominee, (i) on each resolution included in this proxy statement that is not subject to substantial opposition and (ii) against any new matter that is submitted or existing matter that is amended following the date of this proxy statement (including during the Annual General Meeting). If such discretionary proxy under the aforementioned clause (i) is granted to the Company to vote on the resolutions included in this proxy statement, the Company intends to vote in accordance with the Board of
Directors’ recommendation on each resolution.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS
We have either mailed to you with this proxy statement a copy of our Annual Report on Form 10-
K for the fiscal year ended December 31, 2025 (the “Annual Report”), including audited financial statements, or sent you a Notice of Internet Availability of Proxy Materials with the web address for accessing the Annual Report online. Copies of these materials are also available online through the SEC at www.sec.gov. We may satisfy SEC rules regarding delivery of proxy materials, including this proxy statement and the 2025 Annual Report, or the Notice of Internet Availability, as applicable, by delivering a single set of proxy materials to an address shared by two or more holders of Ordinary Shares or ADSs, unless contrary instructions are received prior to the mailing date. This delivery method can result in meaningful cost savings for us. We undertake to deliver promptly upon written or oral request at the address or phone number below a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the proxy materials in the future. If you hold Ordinary Shares and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Investor Relations department at Criteo S.A., 32 Rue
Blanche, 75009 Paris, France, or by email at InvestorRelations@criteo.com. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the
Depositary or your brokerage firm, as applicable.
Annex A-1
Translation for Informational Purposes
ANNEX A
ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE
VOTED ON AT THE ANNUAL GENERAL MEETING
Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.
RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING OF JUNE 29, 2026
AGENDA
Agenda for the Ordinary Shareholders’ Meeting
1.renewal of the term of office of Mr. Michael Komasinski as Director,
2.renewal of the term of office of Ms. Marie Lalleman as Director,
3.renewal of the term of office of Mr. Ernst Teunissen as Director,
4.renewal of the term of office of Mr. Edmond Mesrobian as Director,
5.non-binding advisory vote to approve the compensation for the named executive officers of the
Company,
6.approval of the statutory financial statements for the fiscal year ended December 31, 2025,
7.approval of the consolidated financial statements for the fiscal year ended December 31, 2025,
8.approval of the allocation of results for the fiscal year ended December 31, 2025,
9.approval of an agreement referred to in Article L.225-38 of the French Commercial Code (related party transactions) (Indemnification Agreement entered into between the Company and Ms.
Stefanie Jay),
10.authorization to be given to the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,
Agenda for the Extraordinary Shareholders’ Meeting
11.authorization to be given to the Board of Directors to reduce the Company’s share capital by canceling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French
Commercial Code,
12.authorization to be given to the Board of Directors to reduce the Company’s share capital by canceling shares acquired by the Company in accordance with the provisions of Article L.
225-208 of the French Commercial Code,
13.delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock,
14.authorization to be given to the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company to employees
Annex A-2
and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders'
preferential subscription rights,
15.approval of the maximum number of shares that may be issued or acquired pursuant to
Resolution 15 of the Shareholders’ Meeting dated June 25, 2024 (authorization to grant Time-
Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), Resolution 16 of the Shareholders’ Meeting dated June 25, 2024 (authorization to grant Performance-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), and Resolution 14 herein (authorization to grant options to purchase or to subscribe shares to employees and corporate officers of the Company and employees of its subsidiaries),
16.delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights,
17.delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights,
18.delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, through a public offering (excluding offers covered by paragraph 1° of article L. 411-2 of the French
Monetary and Financial Code), without shareholders’ preferential subscription rights,
19.delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without preserving shareholders’ preferential subscription rights pursuant to Resolutions 16, 17, and 18 above (“green shoe”),
20.delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise), without shareholders’
preferential subscription rights, and
21.approval of the overall limits pursuant to Resolutions 16 to 20 above, and
22.amendment of the fifth paragraph of Article 19 of the by-laws of the Company related to general meetings in order to comply with the new provisions of Article R. 225-86 of the French
Commercial Code.
Annex A-3
TEXT OF THE RESOLUTIONS
RESOLUTIONS WITHIN THE AUTHORITY OF THE ORDINARY SHAREHOLDERS’ MEETING
First resolution
Renewal of the term of office of Mr. Michael Komasinski as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the Board of Directors’ report,
noting that the term of office of Mr. Michael Komasinski expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. Michael Komasinski as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2027.
Second resolution
Renewal of the term of office of Ms. Marie Lalleman as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the Board of Directors’ report,
noting that the term of office of Ms. Marie Lalleman expires at the end of this Shareholders’ Meeting, renews the term of office of Ms. Marie Lalleman as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2027.
Third resolution
Renewal of the term of office of Mr. Ernst Teunissen as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the Board of Directors’ report,
noting that the term of office of Mr. Ernst Teunissen expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. Ernst Teunissen as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2027.
Fourth resolution
Renewal of the term of office of Mr. Edmond Mesrobian as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the Board of Directors’ report,
Annex A-4
noting that the term of office of Mr. Edmond Mesrobian expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. Edmond Mesrobian as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2027.
Fifth resolution
Non-binding advisory vote to approve the compensation for the named executive officers of the
Company
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the Board of Directors’ report,
approves, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders
pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion, said Compensation Discussion and Analysis being attached as an annex to the Board of
Directors’ report.
Sixth resolution
Approval of the statutory financial statements for the fiscal year ended December 31, 2025
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the management report on the Company’s activities and accounts for the fiscal year ended December 31, 2025 and the report of the statutory auditors on the performance of their duties for this fiscal year,
approves the statutory financial statements of the Company for the fiscal year ended December 31,
2025, which show a loss amounting to €14,676,214 as well as the transactions reflected therein and summarized in these reports, and
notes that the annual financial statements show neither excess depreciation and other non-deductible amortization, nor any sumptuary expenses referred to in Article 39-4 of the General Tax Code.
Seventh resolution
Approval of the consolidated financial statements for the fiscal year ended December 31, 2025
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the management report for the Company and its subsidiaries for the fiscal year ended
December 31, 2025 and the consolidated financial statements for that year, as well as the report of the statutory auditors thereon,
approves the consolidated financial statements of the Company (prepared in accordance with IFRS) for the fiscal year ended December 31, 2025, as presented, as well as the transactions reflected therein and summarized in these reports.
Annex A-5
Eighth resolution
Approval of the allocation of results for the fiscal year ended December 31, 2025
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the Board of Directors’ report,
having acknowledged that the loss for the fiscal year ended December 31, 2025 amount to €14,676,214 and that the legal reserve is fully allocated,
decides to allocate the total loss to retained earnings.
It is noted that no dividends have been distributed for the last three fiscal years.
Ninth resolution
Approval of an agreement referred to in Articles L.225-38 of the French Commercial Code (related party transactions) (Indemnification Agreement entered into between the Company and Ms.
Stefanie Jay),
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the special report of the statutory auditors concerning the agreements referred to in
Article L.225-38 of the French Commercial Code,
approves, in compliance with the provisions of Article L. 225-40 of the French Commercial Code, the
Indemnification Agreement entered into with Ms. Stefanie Jay, director, on June 13, 2025, the conclusion of which has been authorized by the Board of Directors during its meeting on April 9, 2025.
Tenth resolution
Authorization to be given to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for a meeting of ordinary shareholders,
having reviewed the Board of Directors’ report, the report of the independent expert designated in accordance with Articles R. 225-160-1 et seq. of the French Commercial Code and the statutory auditors’
special report,
in accordance with Article L. 225-209-2 of the French Commercial Code, authorizes the Board of Directors to purchase shares of the Company under the conditions set forth in
Article L. 225-209-2 of the French Commercial Code,
decides that the purchase of these shares may be effected on one or more occasions, on the market or off market, including without limitation through an accelerated bookbuilding procedure (BB) or block trade, but this authorization shall however not be used by the Board of Directors during a public tender offer by a third-party,
decides that the authorization may be used and the shares so purchased may be allocated:
–within two (2) years from their purchase date, as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction, or,
Annex A-6
–within one (1) year from their purchase date, to serve stock option plans, free share plans, profit sharing plans and other allocations to employees and officers of the Company and of its affiliates;
or,
–within five (5) years of their purchase, to shareholders who notify the Company of their intention to acquire them at an offer to sell organized by the Company itself within three (3) months of each annual ordinary shareholders’ meeting, or
–to any further purpose as may be authorized by the law when this delegation shall be used by the
Board of Directors,
acknowledges that the maximum number of shares that may be purchased pursuant to this resolution for the purposes stated in this resolution shall at no time exceed 10% of the total number of shares of the
Company outstanding, provided that if the shares are allocated as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-
kind transaction, the maximum number of shares that may be purchased for that purpose shall at no time exceed 5% of the total number of shares of the Company outstanding, decides that all or part of the purchased shares, subject to the adoption of the eleventh resolution below, can be canceled under the terms and conditions set forth in the said resolution, acknowledges that any shares not used for the above-mentioned purposes within the relevant time period will be automatically canceled, it being specified that the Board of Directors shall be authorized to use the repurchased shares for any other purpose set forth above (within the relevant time period set forth above),
decides to set the minimum purchase price per share (excluding fees and commissions) at $10.40, or the then euro equivalent on the date on which this authorization is used, and the maximum purchase price per share (excluding fees and commissions) at $46.31, or the then euro equivalent on the date on which this authorization is used, in accordance with the report by the independent expert pursuant to Article L.
225-209-2 of the French Commercial Code, with an overall cap of $257,760,950.59; subject to adjustments as necessary to reflect any relevant capital transactions (e.g. incorporation of reserves, allocation of free shares, stock splits or reverse stock splits) that might occur during the term of this authorization,
decides that the purchase price per share under this authorization shall be set by the Board of Directors, grants full powers to the Board of Directors, with the option to sub-delegate powers to the Chief
Executive Officer or, with the agreement of the latter, to one or more Deputy Chief Executive Officers
(directeurs généraux délégués), if any, to implement this authorization, place stock market orders, enter into all types of agreements as permitted by law, carry out any formalities, procedures and filings with the
French Autorité des Marchés Financiers and other competent bodies, and, in general, do whatever is necessary.
This authorization is granted to the Board of Directors for a period of twelve (12) months from the date of this Shareholders’ Meeting, and supersedes the authorization for the same purpose granted by the
Shareholders’ Meeting of June 13, 2025, provided that, if during the effective time of this authorization, the Company’s shares are admitted to trading on a regulated market or a multilateral trading facility within the meaning of the French Commercial Code, such authorization would automatically lapse.
RESOLUTIONS WITHIN THE AUTHORITY OF THE EXTRAORDINARY SHAREHOLDERS’ MEETING
Eleventh resolution
Authorization to be given to the Board of Directors to reduce the Company’s share capital by canceling shares as part of the authorization to the Board of Directors allowing the Company to
Annex A-7
buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French
Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors’ report,
authorizes the Board of Directors, in accordance with Article L. 225-209-2 of the French Commercial
Code, to cancel, on one or more occasions, all or part of the shares repurchased by the Company and to reduce the share capital accordingly, such cancellations not to exceed 10% of the share capital of the
Company in the aggregate per twenty-four month period,
decides that any potential excess of the purchase price of the shares over their par value will be charged on any available reserve account, including the legal reserves, provided that such legal reserve is not less than 10% of the share capital of Company after the completion of the capital reduction, grants full powers to the Board of Directors, with the option to sub-delegate as provided by law, to carry out all acts, formalities or declarations necessary to finalize the capital reductions that could be achieved pursuant to this authorization and for the purposes of amending the Company's by-laws as a result.
This authorization is granted for a period of twelve (12) months from the date of this Shareholders’
Meeting and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of
June 13, 2025.
Twelfth resolution
Authorization to be given to the Board of Directors to reduce the Company’s share capital by canceling the shares acquired by the Company pursuant to the provisions of Article L. 225-208 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors’ report and the auditor’s report, acting in accordance with Articles L. 225-204 to L. 225-205 of the French Commercial Code,
authorizes the Board of Directors to carry out a share capital reduction not motivated by losses, on one or more occasions, up to a maximum amount of €139,149.725 by way of cancellation of a maximum of
5,565,989 Company’s shares with a par value €0.025 per share, acquired by the Company in accordance with Article L. 225-208 of the French Commercial Code, linked to purchase of options or free shares granted by the Company and became lapsed,
decides that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions provided by the law and under the conditions specified below, notably:
–in the event of the opposition of one or more creditors of the Company within the deadline for opposition from creditors, which will start to run from the filing of the minutes of the current shareholders’ meeting and of the minutes of the Board of Directors implementing the current authorization, take any appropriate measure, set up any security or execute any court decision ordering the lodging of guarantees or the reimbursement of debts,
–amend the Company’s by-laws accordingly and, more generally, do whatever is useful or necessary for the implementation of the current resolution,
decides that this authorization is granted to the Board of Directors for a period of twelve (12) months from the date of this Shareholders’ Meeting and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 13, 2025 and shall not be used during a public tender offer by a third party.
Annex A-8
Thirteenth resolution
Delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock
The Shareholders' Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors' report and the statutory auditors' report, in accordance with
Articles L. 225-204 and L. 225-207 of the French Commercial Code,
authorizes the Board of Directors to decide, as appropriate, at its own discretion, to carry-out, in one or more times, one or more repurchases of shares (or American Depositary Shares) within the limit of a maximum number of 11,131,979 shares of a nominal value of 0.025 euro for the purposes of canceling them and resulting in the Company's share capital reduction not arising from losses, of a maximum nominal amount of €278,299.475, in accordance with the provisions of Article L. 225-207 of the French
Commercial Code;
decides that the Board of Directors shall have all powers, with the right to sub-delegate, under the conditions laid down by the law, to implement this delegation in accordance with applicable law and the by-laws of the Company, and in particular to:
–set the final terms and conditions of the transaction, including in particular the number of shares to be repurchased and canceled within the aforementioned limit and maximum repurchase price at $46.31 per share (or the equivalent in euros of this amount on the date of use of this delegation), i.e., a maximum aggregate amount of $515,521,947.490;
–in the event of opposition by one or more of the Company's creditors within the period of opposition by the creditors, which shall begin to run as from the filing at the Commercial Court registry of the present decision's minutes and of the Board of Directors' minutes implementing this delegation, take any appropriate measure, create any financial security or comply with any court decision ordering the creation of guarantees or the repayment of debts;
–make to all shareholders a buyback offer by the Company;
–in view of the results of the buyback offer, determine the final amount of the capital reduction and acknowledge the completion of the capital reduction;
–if applicable, decide to deduct the difference between the repurchase value of the shares acquired and the nominal of the canceled shares from any available reserves and premium accounts, or from a retained earnings account;
–make any corresponding amendment to the Company's by-laws, and, in general, take any action and perform all formalities required to carry out this resolution;
decides that this authorization is granted to the Board of Directors for a period of eighteen (18) months from the date of this Shareholders' Meeting and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 13, 2025 and may not be implemented in the event of a public tender offer by a third party.
Fourteenth resolution
Authorization to be given to the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the
Annex A-9
provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders'
preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors’ report and the statutory auditors’ report, authorizes the Board of Directors, pursuant to Articles L.225-177 to L.225-185 of the French Commercial
Code, to grant, during periods authorized by the law, in one or several times, in favor of the corporate officers listed in Article L. 225-185 of the French Commercial Code and employees (or some of them) of the Company and companies and economic interest groups ("groupements d'intérêt économique") related to the Company under the conditions referred to in Article L. 225-180-I of the French Commercial Code,
options giving the right to subscribe or to purchase ordinary shares of the Company, provided that:
–the number of shares that may be issued or acquired upon the exercise of options granted pursuant to this authorization shall be deducted from the overall limit set forth in the fifteenth resolution below, and
– the total number of shares to be issued upon exercise of granted but unexercised OSAs may never exceed one third of the share capital,
decides that this authorization is granted to the Board of Directors for a period of thirty-eight (38)
months from the date of this Shareholders’ Meeting and supersedes the authorization having the same purpose granted pursuant to the sixteenth resolution of the shareholders’ meeting dated June 13, 2023.
decides this authorization includes, in favor of the holders of OSAs, express waiver by shareholders of their preferential subscription right with respect to shares that may be granted as OSAs are exercised, and shall be implemented in accordance with the terms and conditions provided by applicable laws and regulations in force on the day the OSAs are granted,
decides that the purchase or subscription price per share shall be fixed by the Board of Directors on the day the option is granted, by reference to the closing sale price of an American Depositary Share representing an ordinary share of the Company on the Nasdaq Stock Market on the day preceding the date of the Board of Directors’ decision to grant the options. However, the purchase or subscription price per share shall not, in any case, be less than ninety-five percent (95%) of the average of the closing sale price of an American Depositary Share representing one ordinary share of the Company on the Nasdaq
Stock Market during the twenty days of trading preceding the day of the Board of Directors’ decision to grant options;
provided that, when an option allows its holder to purchase shares which have been previously purchased by the Company, its exercise price, without prejudice to the provisions above and in accordance with legal provisions in force, may not, in addition, be less than 80% of the average price paid by the Company for the purchase of the treasury shares by the Company;
decides the subscription or purchase price for the shares to which the options relate cannot be modified during the term of the options, provided that, if the Company were to carry out one of the transactions referred to in Article L.225-181 of the French Commercial Code, it shall take the necessary steps to protect the interests of the holders of the options under the conditions provided in Article L.228-99 of the
French Commercial Code,
decides that, in the event the adjustment referred to in Article L.228-99 3° of the French Commercial
Code is necessary, the adjustment would be realized by applying the method provided in Article R.228-91 of the French Commercial Code, provided that the value of the preferential subscription rights, as well as the value of the shares before detachment of subscription rights would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share used for the last transaction with respect to the share capital of the Company (capital increase, contributions-in kind of securities, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of
Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors,
Annex A-10
decides that in the event of the issue of new shares or new securities giving access to the Company’s share capital or in the event of a merger or split-up of the Company, the Board of Directors may suspend, if necessary, the exercise of options, during a maximum of three months, sets the maximum the term of the options at nine years and six months from the date of the grant, or up to ten years in the event of the death or disability of the option holder within such nine year and six month term, and
grants all powers to the Board of Directors, within the limits set out above, to:
–determine the categories of option holders and the identity of holders of OSAs or OAAs, as well as the number of options to grant to each holder;
–set, and as the case amend, the purchase and/or subscription price of the shares underlying the
OSAs or OAAs, within the limits set forth above, provided that the subscription price per share shall be at least equal to the par value of the share;
–ensure that the number of OSAs granted by the Board of Directors is set such that the total number of OSAs granted but not exercised does not give right to subscribe to a number of shares exceeding a third of the share capital;
–determine the modalities of a OSA or OAA plan and set the conditions in which the options will be granted, including, in particular, the schedule of exercise of options granted, which may vary according to the holders; provided that these conditions may include clauses prohibiting immediate resale of all or part of the shares delivered upon exercise of the options, within the limits set by applicable law;
–acquire shares of the Company, if any, as necessary for the allocation of any shares to which
OAAs give right;
–proceed with the adjustments referred to in article R.228-91 of the French Commercial Code, when applicable;
–complete, with power to subdelegate, all acts and formalities in order to finalize the capital increases that may be effected pursuant to the authorization subject to this resolution and proceed with the subsequent amendment of the by-laws of the Company;
–charge, if it deems necessary, fees of capital increases from the amount of premiums related to these increases and deduct from this amount the necessary sums to bring the legal reserve to a tenth of the new share capital following any increase;
–and, generally, in accordance with applicable law, either itself or through a representative, take any action and execute any agreement that is necessary for the implementation of this authorization;
The Board of Directors will inform the Shareholders’ Meeting each year of the operations carried out within the framework of this resolution.
Fifteenth resolution
Approval of the maximum number of shares that may be issued or acquired pursuant to
Resolution 15 of the Shareholders’ Meeting dated June 25, 2024 (authorization to grant Time-
Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), Resolution 16 of the Shareholders’ Meeting dated June 25, 2024 (authorization to grant Performance-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), and the Resolution 14 herein (authorization to grant options to purchase or to subscribe shares to employees and corporate officers of the Company and employees of its subsidiaries)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
Annex A-11
having reviewed the Board of Directors’ report,
decides to set at 7,000,000 ordinary shares with a nominal value of €0.025 each, the maximum number of shares
(i)which may be issued or acquired following grant of time-based restricted stock units (“Time-
Based-RSUs”) issued or acquired following grant of time-based restricted stock units (“Time-
Based-RSUs”) under the 2015 time-based restricted stock units plan, adopted by the Board on
July 30, 2015 and approved by the annual shareholders’ meeting held on October 23, 2015, as amended from time to time (the “Amended and Restated 2015 Time-Based Restricted Stock
Units Plan”), decided after this Shareholders’ Meeting pursuant to the fifteenth resolution of the
Shareholders’ Meeting dated June 25, 2024 (authorization to grant Time-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries),
(ii)which may be issued or acquired following grant of performance-based restricted stock units
(“Performance-Based RSUs”) under the 2015 performance-based restricted stock units plan, adopted by the Board on July 30, 2015 and approved by the annual shareholders’ meeting held on October 23, 2015, as amended from time to time (the “Amended and Restated 2015
Performance-Based Restricted Stock Units Plan”), decided after this Shareholders’ Meeting pursuant to the sixteenth resolution of the Shareholders’ Meeting dated June 25, 2024
(authorization to grant Performance-Based RSUs to employees and corporate officers of the
Company and employees of its subsidiaries), and
(iii)which may be issued or acquired upon the exercise of options under the 2016 stock option plan adopted by the Board on April 7, 2016 and approved by the annual shareholders’ meeting held on
June 29, 2016, as amended from time to time (the “Amended 2016 Stock Option Plan”), granted after this Shareholders’ Meeting pursuant to the fourteenth resolution above
(authorization to grant options to purchase or to subscribe shares to employees and corporate officers of the Company and employees of its subsidiaries),
it being specified that this global limit does not include any additional shares issued to preserve, in accordance with applicable legal and contractual provisions, the rights of any holder of securities or other rights giving access to shares of the Company.
Sixteenth resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors’ report and the statutory auditors’ report, acting in accordance with Articles L. 225-129, L. 225-129-2, L. 225-138 and L. 228-91 et seq. of the
French Commercial Code,
grants to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, to increase the number of authorized ordinary shares of the Company or any type of securities giving access, by any means, immediately and/
or in the future, to the Company’s share capital (including without limitation, any bonds redeemable or convertible for ordinary shares and any warrants attached or not to ordinary shares or other types of securities), which securities may be issued in euros, a foreign currency or in any monetary units established by reference to several currencies at the option of the Board of Directors, to be paid in cash, including by way of set-off against receivables,
decides that this authorization shall not be used during a public tender offer by a third party,
Annex A-12
decides that the maximum nominal amount of the share capital increase, immediately or in the future, by virtue of the powers granted by the Annual General Shareholders’ Meeting to the Board of Directors
pursuant to this resolution, may not exceed the global amount of €139,149.725. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,
decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the twenty-first resolution below, decides that the nominal amount of all debt securities giving access to the Company’s share capital to be issued pursuant to this authorization will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency),
–this amount will be increased, if applicable, for any redemption premium above the nominal value,
–this amount will be deducted from the overall limit set forth in the twenty-first resolution below,
–this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides to waive the shareholders’ preferential subscription rights attached to the shares and securities which will be issued and to restrict the persons eligible to subscribe for those shares and securities to which this resolution pertains to the following category of persons:
–any bank, investment services provider or member of a banking syndicate (underwriters)
undertaking to ensure the completion of the share capital increase or of any issuance that could in the future lead to a share capital increase in accordance with the present delegation of authority;
take notes, as necessary, that the present delegation of authority automatically includes, for the benefit of the holders of the securities giving access to the Company’s share capital to be issued pursuant to this delegation, as applicable, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the issue price of the ordinary shares to be issued by virtue of the present delegation will be at least equal to the weighted average price of the American Depositary Shares representing the
Company’s ordinary shares on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 10%, taking into account, if applicable, the difference in the dividend entitlement date of the shares, provided that (i) in the case of an issuance of securities giving access to the Company’s share capital, the issue price of the ordinary shares to be issued upon the exercise, conversion or exchange of such securities, may, as applicable, be set, at the discretion of the Board of Directors, by reference to a formula set by it and applicable after the issuance of the securities (for example, upon exercise, conversion or exchange) in which case the aforementioned maximum discount may be determined, if the Board of Directors deems appropriate, on the date of the application of the formula (and not on the date of the setting of the issue price), and (ii) the issue price of the securities giving access to the Company’s share capital issued by virtue of the present resolution, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above,
specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting and supersedes all previous delegations for the same purpose,
decides that the Board of Directors is granted all powers to implement, in accordance with provisions set forth in the law and the by-laws of the Company, the present delegation in order to, notably:
Annex A-13
–determine the amount of the share capital increase, the issue price (provided that such price will be determined in accordance with the conditions set forth above), and the premium that may, if appropriate, be requested at the issuance;
–set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued;
–determine the dividend eligibility date, which may be retroactive, for shares or securities giving access to the Company’s share capital to be issued and the method of payment;
–set the list of the beneficiaries within the above mentioned category of persons and the number of securities to be granted to each of them;
–in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase;
–acknowledge completion of each share capital increase and make the corresponding amendments to the Company’s by-laws;
–in general, enter into any agreement, particularly to ensure the successful completion of the proposed issuances, take all measures and accomplish all formalities required for the issuance, for the listing and for any financial services relating to the securities issued by virtue of the present delegation, as well as pursuant to the exercise of the rights attached thereto;
–make any decisions relating to the admission of the shares or securities issued for trading on the
Nasdaq Global Market.
Seventeenth resolution
Delegate authority to the Board of Directors to increase the Company’s share capital by way issuing ordinary shares or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
after having reviewed the Board of Directors’ report and the statutory auditors’ report, acting in accordance with the provisions of Articles L. 225-129 et seq. of the French Commercial Code,
notably, Articles L. 225-129 to L. 225-129-6, L. 225-132, L. 225-133, L. 225-134, L. 228-91 and L. 228-92,
grants to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it considers appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, to issue ordinary shares of the Company and any type of securities giving, by any means, immediately and/or in the future, access to the Company’s share capital, said shares conferring the same rights as existing shares, except for their dividend entitlement date,
decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides that the shareholders have, in proportion to the amount of their shares, a preferential right of subscription to the ordinary shares or securities to be issued, as the case may be, pursuant to this delegation,
grants to the Board of Directors the power to grant to the shareholders the right to subscribe, subject to pro rata reduction (à titre réductible), to a greater number of shares than the number of shares to which
Annex A-14
they would be entitled to subscribe by irrevocable entitlement (à titre irréductible), proportional to the amount of shares they hold, and, in any event, within the limit of the number they request, decides that the maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed the global amount €695,748.675. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital to be completed will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:
–this amount will be increased, if applicable, for any redemption premium above nominal value,
–this amount will be deducted from the overall limit set forth in twenty-first resolution below,
–this limit does not apply to securities the issuance of which is decided or authorized by the
Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides that if the statutory and optional (if any) subscriptions do not result in the issuance being subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French
Commercial Code, in particular it may:
–limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided,
–freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for, and
–publicly trade all or part of the issued, but not subscribed securities, in France or abroad, decides that the issuance of warrants (bons de souscription d’actions, or warrants) of the Company may be performed by way of an offer to subscribe, but also by way of free allocation to the holders of existing shares,
decides, in the case of free allocation of warrants (bons de souscription d’actions, or warrants), that the
Board of Directors would have the possibility to decide that the allocation rights on fractional shares will not be tradeable and that the corresponding shares will be sold, takes note, as necessary, that the present delegation unconditionally and expressly waives, in favor of the holders of the securities to be issued giving access to the Company's share capital, if any, pursuant to the present delegation, express renunciation by the shareholders to their preferential subscription right to the ordinary shares to which those securities give right,
specifies that the delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Shareholders’ Meeting, and supersedes all previous delegation established for the same purpose,
decides that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions established by applicable laws and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:
–set the dates, conditions and modalities of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,
Annex A-15
–determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as the case may be, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital,
–make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and
–suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months,
decides that the Board of Directors may:
–in its sole discretion and whenever it deems it appropriate, charge the expenses, rights and fees generated by the share capital increases performed by virtue of the present delegation, to the total amount of the premium related to those transactions and withdraw, from the amount of such premium, the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase,
–take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and,
–more generally, enter into any agreement, notably to successfully complete the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the
Company’s by-laws.
Eighteenth resolution
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, through a public offering (excluding offers covered by paragraph 1° of article L. 411-2 of the French Monetary and
Financial Code), without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors’ report and the statutory auditors’ report, acting in accordance with Articles L. 225-129 et seq. of the French Commercial Code, and notably,
Articles L. 225-129 to L. 225-129-6, L. 225-135, L. 225-135-1, L. 225-136, L. 228-91 and L. 228-92,
grants to the Board of Directors the authority to decide to issue, by way of public offering (excluding offers covered by paragraph 1° of article L. 411-2 of the French Monetary and Financial Code), on one or
more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, such shares conferring the same rights as existing shares, except for their dividend entitlement date,
Annex A-16
decides that this authorization shall not be used by the Board of Directors during a public tender offer by a third-party,
decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides to waive the shareholders’ preferential subscription right attached to the ordinary shares or securities issued by virtue of the present delegation,
decides to allow the Board of Directors to grant, at its own discretion, to shareholders a priority subscription right on all or some of the issuances pursuant to this authorization under the terms and conditions set forth pursuant to Article L. 225-135 of the French Commercial Code, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market (marché
réglementé) within the meaning of the French Commercial Code. This priority subscription right will not give rise to the creation of negotiable rights, but may be exercised by irrevocable entitlement (à titre irréductible) or subject to pro rata reduction (à titre réductible), if the Board of Directors decides that it is appropriate,
notes, as necessary, that the present delegation includes, in favor of the holders of the securities to be issued giving access to the Company's share capital, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the maximum nominal amount of the share capital increase that may be completed, immediately or in the future, by virtue of this resolution, may not exceed the global amount of
€139,149.725. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,
decides, in addition, that the nominal amount of any share capital increase that may be completed by virtue of the powers granted to the Board of Directors pursuant to this resolution will be deducted from the overall limit set forth in the twenty-first resolution below, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital that may be completed by virtue of this resolution will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that: this amount will be increased, if applicable, for any redemption premium above nominal value, this amount will be deducted from the overall limit set forth in the twenty-first resolution below, this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with
Article L. 228-40 of the French Commercial Code,
decides that if the issuance of shares or securities referred to above is not subscribed for in full, the
Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in
particular it may: limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided, freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for, and publicly trade all or part of the issued but not subscribed-for securities, in France or abroad,
decides that the issue price of the shares that may be issued by virtue of the present delegation will be determined by the Board of Directors and will be at least equal to the average of the weighted average price by volume of a share of the Company on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 10% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price will be determined in accordance with the provisions of Article L. 225-136-1 of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares and it being specified that the issue price of the securities giving access to capital to the Company’s share capital issued by virtue of the present delegation, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be,
Annex A-17
for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above,
decides that this delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Shareholders’ Meeting, and supersedes all previous delegation established for the same purpose,
decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with provisions set forth in the law and the Company’s by-laws, the present delegation in order to, notably: set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the
Company’s share capital to be issued, with or without premium, determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the
Company’s share capital to be issued, the method of payment, and where appropriate, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital, make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and, suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months,
decides that the Board of Directors may: in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct from this amount the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase, make any decision in relation to the admission of the securities issued to trading on the Nasdaq Global Market in the United States of America, and, more generally,  enter into any agreement, particularly to ensure the successful completion of the proposed issuances of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the Company’s by-laws.
Nineteenth resolution
Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without preserving shareholders’ preferential subscription rights pursuant to Resolutions 16, 17 and 18 above (“green shoe”)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors’ report and the statutory auditors’ report, acting in accordance with Articles L. 225-129, L. 225-129-2, L. 225-135, L. 225-135-1 et seq., L. 228-91
and L. 228-92 of the French Commercial Code,
grants to the Board of Directors the authority to increase the number of shares or securities to be issued in the event of oversubscription, with or without preserving preferential subscription right, in connection with any increase of the share capital of the Company carried out pursuant to the sixteenth resolution, seventeenth resolution and eighteenth resolution above, in accordance with the conditions set forth in
Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (which, as of the date hereof, permits the issuance of shares or securities at the same price as the initial issuance and up to a limit of
15% of the amount of the initial issuance, within thirty days of the closing date of the initial subscription), such shares conferring the same rights as existing shares, except for their dividend entitlement date, decides that: the nominal amount of any share capital increase carried out pursuant to the seventeenth resolution above that may be thus increased in application of this resolution may not exceed
€695,748.675, and the nominal amount of any share capital increase carried out pursuant to the sixteenth
Annex A-18
resolution and eighteenth resolution above that may be thus increased in application of this resolution will be deducted from the overall limit set forth in the twenty-first resolution below, decides that the present delegation is granted to the Board of Directors for a period of twenty-six (26)
months as from the date of this Shareholders’ Meeting,
decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:
–set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,
–determine the amounts to be issued, the dividend determination date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as applicable, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of the securities giving access to the Company’s share capital,
–make any adjustment required in order to protect the interests of the holders of rights attached to the securities giving access to the Company’s share capital that shall be issued, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and
–suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months,
decides that the Board of Directors may:
–in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution, to the amount of the premium related to such increases and deduct there from the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase,
–take any decision in relation to the admission of the securities issued to trading on the Nasdaq
Global Market, and
–more generally, enter into any agreement, in particular to ensure the successful completion of the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to make the corresponding amendment of the Company’s by-laws.
Twentieth resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d’épargne d’entreprise), without shareholders’
preferential subscription rights,
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors’ report and the statutory auditors’ report, acting in accordance with Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code
and Article L. 3332-1 et seq. of the French Labor Code,
grants to the Board of Directors the authority to issue, on one or more occasions in the proportions and at the times it deems appropriate, ordinary shares or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s ordinary shares reserved for participants in a savings
Annex A-19
plan of the Company or, as applicable, of French or foreign companies affiliated with the Company according to Article L. 225-180 of the French Commercial Code and Article L. 3344-1 of the French Labor
Code,
decides that the maximum nominal amount of the increase in share capital that may be completed pursuant to this resolution may not exceed €41,744.9. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the total nominal amount of debt securities issued giving access to the Company’s share capital that may be issued pursuant to this resolution shall not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), will be deducted from the overall limit set forth in the twenty-one resolution below,
decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the twenty-one resolution below, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting,
decides that the issue price of the new shares or securities giving access to the Company’s share capital will be determined by the Board of Directors in accordance with Articles L. 3332-18 to L. 3332-23 of the
French Labor Code,
decides to waive, for the benefit of the participants in a savings plan, the shareholders’ preferential subscription rights to the shares or securities giving access by any means, immediately or in the future, to ordinary shares to be issued according to this resolution,
decides that the Board of Directors is granted full powers to implement the present delegation, with the right to sub-delegate in accordance with the conditions set forth in applicable laws and regulations, particularly in order to, without limitation:
–decide that the subscriptions may be completed directly or through employee shareholding funds, or any other structure or entity permitted by applicable laws or regulations;
–set the dates, terms and conditions of any issuance pursuant to the present resolution, and, set the opening and closing dates of the subscriptions, the dividend entitlement date, the method of payment for shares and other securities giving access to the Company’s share capital, and to set the deadline for the payment for shares and, as applicable, other securities giving access to the
Company’s share capital;
–to apply for the admission to trading of the securities issued, record the completion of the share capital increases and to subsequently amend the Company’s by-laws, to carry out, directly or through an assignee, all transactions and formalities related to the share capital increases and, to charge the expenses of the share capital increases to the amount of the premiums related to such increases, and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each increase.
Twenty-first resolution
Approval of the overall limits pursuant to the Resolutions 16 to 20 above
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for an extraordinary meeting of shareholders,
having reviewed the Board of Directors’ report and the statutory auditors’ report, decides that:
Annex A-20
–the global nominal amount of the share capital increases which may be completed pursuant to the sixteenth resolution, eighteenth resolution, nineteenth resolution and twentieth resolution above may not exceed €139,149.725. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares of the Company, in accordance with legal and regulatory requirements as well as applicable contractual provisions,
–the global nominal amount of the debt securities that may be issued pursuant to the sixteenth resolution, seventeenth resolution, eighteenth resolution, and twentieth resolution above shall not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency or in a monetary unit calculated by reference to multiple currencies).
Twenty-second resolution
Amendment of the fifth paragraph of Article 19 of the by-laws of the Company related to general meetings in order to comply with the new provisions of Article R. 225-86 of the French
Commercial Code
The Shareholders’ Meeting,
acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
resolves
to amend the fifth paragraph of Article 19 of the by-laws as follows, in order to reflect the amendment of
Article R. 225-86 of the French Commercial Code concerning the right to participate in general meetings:
« […]
The right to participate in shareholders’ meetings is evidenced by the registration of the shares in the name of the shareholder on the fifth (5th) business day preceding the date of the shareholders’ meeting at
12:00 a.m., Paris time.
[…] ».
The rest of the article remains unchanged
***
Annex B-1
ANNEX B
FRENCH GAAP STATUTORY FINANCIAL STATEMENTS
Please note that because we are a French company, the full text of the statutory financial statements included in this Annex B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.
CRITEO S.A.
32 rue Blanche
75009 Paris
ANNUAL FINANCIAL STATEMENTS
for the fiscal year ending on
December 31, 2025
Annex B-2

INCOME STATEMENT

In Keuros	2025	2024
Revenue	70,019	55,719
Net sales	70,019	55,719
Capitalized production	-	-
Grants	-	-
Reversals of amortizations, depreciations and provisions	1,029	1,313
Other products	290,280	235,254
Total operating revenues	361,328	292,286
Other purchases and external expenses	231,988	176,634
Taxes and similar payments	1,650	(119)
Wages and salaries	3,002	2,659
Social charges	3,537	3,517
Operating allowances	1,069	900
Other expenses	179,108	171,112
Total operating expenses	420,354	354,704
Net operating expenses	(59,026)	(62,419)
Financial income from investments	124,616	121,613
Other interest and similar income	26,740	2,178
Reversals of provisions, depreciations and expense transfers	105,127	67,773
Positive exchange rate differences	84,548	86,225
Proceeds from Sale of Financial Investments	668	99,417
Total financial income	341,700	377,205
Financial amortizations, depreciations and provisions	123,140	109,710
Interest and similar expenses	83,996	149,930
Negative exchange rate differences	90,250	82,724
Total financial expenses	297,387	342,365
Net financial income	44,313	34,841
Net recurring operating income	(14,713)	(27,578)
Non recurring income	-	-
Total Non recurring income	-	-
Non recurring expenses	-	-
Total Non recurring expenses	-	-
Net non recurring income	-	-
Employee profit-sharing	-	-
Income taxes	(37)	(7,275)
Profit/Loss	(14,676)	(20,303)
Annex B-3

BALANCE SHEET – ASSETS

In Keuros	12/31/2025			12/31/2024
	Gross	Amortization & Depreciation	Net	Net
Concessions, patents, similar rights	-	-	-	-
Goodwill	-	-	-	-
Other intangible assets	-	-	-	-
Intangible assets	-	-	-	-
Other tangible assets	-	-	-	-
Property, plant and equipment in progress	-	-	-	-
Advances and deposits	-	-	-	-
Property, plant and equipment	-	-	-	-
Long-term equity interests	609,695	21,696	587,998	606,204
Receivables related to equity investments	13,762	-	13,762	176,605
Loans	-	-	-	-
Other financial assets	21,243	-	21,243	26,162
Financial assets	644,700	21,696	623,004	808,972
Non current assets	644,700	21,696	623,004	808,972
Advances	136	-	136	8
Trade receivables	73,820	-	73,820	63,461
Other receivables	40,121	-	40,121	75,104
Prepaid expenses	1,009	-	1,009	1,266
Receivables	114,949	-	114,949	139,831
Marketable securities	114,821	-	114,821	12,004
Treasury shares	105,453	-	105,453	100,183
Cash	261,261	-	261,261	262,406
Current assets	596,620	-	596,620	514,432
Debt issuance costs to be amortized	798	-	798	1,255
Translation differences - Assets	1,345	-	1,345	7,049
Total Assets	1,243,463	21,696	1,221,767	1,331,708
Annex B-4

BALANCE SHEET – LIABILITIES AND EQUITY

In Keuros	12/31/2025	12/31/2024

Share capital	1,391	1,444
Share premium	5,735	67,904
Legal reserve	232	232
Regulated reserves	13,967	13,967
Other reserves	-	-
Retained earnings	578,396	598,699
Profit/loss for the period	(14,676)	(20,303)
Total Shareholders' equity	585,044	661,943
Provisions for risks	106,512	107,121
Total provisions for risks and charges	106,512	107,121
Bank overdrafts	-	3,072
Borrowings and other financial liabilities	446,239	482,918
Trade payables	62,727	58,015
Social and tax liabilities	11,022	7,575
Payables on fixed assets and related accounts	-	-
Other current liabilities	331	3,335
Total liabilities	520,318	554,914
Translation differences - Liabilities	9,892	7,730
Total of shareholders’ equity and liabilities	1,221,767	1,331,708

Annex B-5
NOTES TO THE ACCOUNTS
The information presented hereafter are the notes to the financial statements of the year ending on December 31, 2025.
These notes relate to the annual accounts of Criteo S.A., a company registered with the Paris
Trade Register under number 484 786 249, and whose registered office is located at 32 rue
Blanche in Paris (75009). This company is the consolidating company of the Criteo Group.
The fiscal year is for a 12 months period, from January 1, 2025 to December 31, 2025.
Annex B-6
Contents

INCOME STATEMENT	Annex B-2
BALANCE SHEET – ASSETS	Annex B-3
BALANCE SHEET – LIABILITIES AND EQUITY	Annex B-4
NOTES TO THE ACCOUNTS	Annex B-5
1 NOTE 1 – DESCRIPTION OF THE COMPANY	Annex B-7
2 NOTE 2 – SIGNIFICANT EVENTS	Annex B-8
2.1New CEO appointment	Annex B-8
2.2Capital reduction operation	Annex B-8
2.3Share buyback programs	Annex B-8
2.4Intention to transfer the Company’s legal domicile from France to Luxembourg via a cross-border conversion	Annex B-9
2.5Formation of a subsidiaries	Annex B-9
2.6Discontinuation of Doobe In Site Ltd. (“Mabaya”)	Annex B-9
3 NOTE 3 – ACCOUNTING PRINCIPLES AND METHODS	Annex B-10
3.1Basis of preparation	Annex B-10
3.2Conversion of foreign currency items	Annex B-10
3.3Derivative Instruments	Annex B-10
3.4 Change in accounting method	Annex B-10
4 NOTE 4 – FIXED ASSETS	Annex B-13
4.1Investments and other financial assets	Annex B-13
5 NOTE 5 – CURRENTS ASSETS	Annex B-15
5.1Statement of receivables maturities	Annex B-15
5.2Cash and cash equivalents	Annex B-16
6 NOTE 6 – SHAREHOLDERS'S EQUITY	Annex B-17
6.1Share Plans	Annex B-17
6.2Stock option and share option plans for Criteo group employees	Annex B-18
6.3Stock subscription warrants (BSA) not intended for employees	Annex B-19
7 NOTE 7 – PROVISIONS FOR RISKS AND CHARGES	Annex B-21
7.1Provisions for exchange losses	Annex B-21
7.2Provisions for share plans	Annex B-21
7.3Other provisions for risks and charges	Annex B-22
8 NOTE 8 – LIABILITIES	Annex B-23
8.1Financial debts	Annex B-23
8.2Maturity schedule of debts	Annex B-23
9 NOTE 9 – INCOME STATEMENT	Annex B-24
9.1Revenue	Annex B-24
9.2Breakdown of accruals/reversals of provisions and depreciations	Annex B-24
9.3Financial income/loss	Annex B-24
9.4Breakdown of income tax	Annex B-25
10 NOTE 10 – OTHER INFORMATION	Annex B-28
10.1Off-balance sheet commitments	Annex B-28
10.2Average number of employees	Annex B-29
10.3Executives' compensation	Annex B-29
10.4Auditors' fees	Annex B-29
10.5List of subsidiaries and affiliates	Annex B-30
10.6Subsequent events	Annex B-31
11 NOTE 11 – BALANCE SHEET AND INCOME STATEMENT PUBLISHED IN 2024	Annex B-33
11.1Income statement	Annex B-33
Annex B-7

11.2Balance sheet - Assets	Annex B-34
11.3Balance sheet - Liabilities and equity	Annex B-35
Annex B-8

NOTE 1 – DESCRIPTION OF THE COMPANY
Criteo S.A. is the parent company of the Criteo Group (“Group”), managing the activity of the financial participations.
It has opted for the tax consolidation regime, which includes the parent company as the head of the tax consolidation group and its main French subsidiaries.
Criteo S.A. defines the Group's financing and liquidity management policy, implements the hedging strategy against foreign exchange and interest rate risks to meet its commitments and investments needs.
Annex B-9

2 NOTE 2 – SIGNIFICANT EVENTS
2.1New CEO appointment
Michael Komasinski was appointed as the Company's Chief Executive Officer and a member of the Board effective as of February 15, 2025. He succeeded Megan Clarken, who retired and stepped down from her role as Chief Executive Officer and as director. Megan Clarken continued to serve in a senior advisory role during a transitional period that ended on November
16, 2025.
2.2Capital reduction operation
On December 4, 2025, the Board decided to reduce, effective as of December 8, 2025, the share capital of the Company by means of cancellation of 2,195,000 shares, corresponding to a share decrease of a nominal value of € 54,875. The excess of the share price over its nominal value, i.e. € 63,921,265, was allocated to the premiums account.
2.3Share buyback programs
On February 5, 2021, Criteo's Board of Directors authorized a share buyback program (the "SBB4")
of up to $ 100 million worth of the Company's outstanding American Depositary Shares (the "First
SBB4 Tranche"), which was subsequently extended, by a decision of the Board of Directors dated
October 28, 2021, to $ 175 million of the Company's outstanding American Depositary Shares
(the "Second SBB4 Tranche").
A second extension of the program was authorized by a decision of the Board of Directors on
February 3, 2022, to $ 280 million worth of the Company's outstanding American Depositary
Shares (the "Third SBB4 Tranche").
On December 7, 2022, the Board of Directors approved a further extension of $ 200 million in outstanding American Depositary Shares, bringing the total amount of the program to $ 480 million, extended to July 31, 2024.
On February 1st, 2024, the Board of Directors extended the SBB4 from € 455.8 million ($ 480 million) to € 582.6 million ($ 630 million) of the Company's outstanding American Depositary
Shares.
On January 31, 2025, the Board of Directors authorized an increase of the previously authorized share repurchase program from up to €582.6 million ($630.0 million) to up to €774.6 million ($
805.0 million) of the Company’s share capital underlying its outstanding American Depositary
Shares.
As of December 31, 2025, Criteo holds 4,508,029 of its own shares, of which 3,348,071 were earmarked to meet the company's obligations under its employees share plans, and 1,159,958 for use in merger and acquisition activities.
Annex B-10
2.4Intention to transfer the Company’s legal domicile from France to Luxembourg via a cross-border conversion
On October 29, 2025, the Company announced its intention to pursue a transfer of its legal domicile from France to Luxembourg via a cross-border conversion (the “Conversion”) and to replace its American depositary shares structure with ordinary shares to be directly listed on
Nasdaq.
The redomiciliation to Luxembourg and the direct listing of the Company’s ordinary shares on
Nasdaq offer significant benefits, including:
•positioning the Company for potential inclusion in certain U.S. indices, subject to meeting other eligibility criteria, thereby expanding the Company’s access to passive investment capital, triggering associated benchmarking from actively managed funds and broadening its shareholder base;
•providing greater capital management flexibility by reducing or eliminating current restrictions related to share repurchases and holdings of treasury shares; and
•eliminating fees and complexities associated with ADSs, potentially increasing stock liquidity.
Following the favorable opinion of the works council established at the level of the Company’s
Economic and Social Unit (Unité Economique et Sociale) on January 5, 2026, the Board
approved the Conversion on January 6, 2026. The Conversion is expected to be completed in the third quarter of 2026, subject to certain closing conditions, including shareholder approval. A general meeting of the Company’s shareholders will be held on February 27, 2026, at 10:00 a.m.,
Paris time, at the Company's registered office at 32 Rue Blanche, 75009 Paris, France to obtain approval by the Company's shareholders for the Conversion and certain related proposals.
Following the Conversion, the Company intends to pursue a subsequent transfer of its domicile from Luxembourg to the United States if the Board determines such action is in the best interests of the Company and its shareholders, subject to the Company’s prior works council consultation process and to separate shareholder approval.
2.5Formation of subsidiaries
In November 2025, the Company incorporated Criteo Holdings, Inc. as a wholly owned subsidiary in the State of Delaware, United States, and incorporated its permanent establishment in France.
2.6Discontinuation of Doobe In Site Ltd. (“Mabaya”)
During the year 2025, the Company decided to discontinue Mabaya’s business acquired on
May 18, 2021 by the Company. The equity securities held by Criteo SA have been written down in full.
Annex B-11

NOTE 3 – ACCOUNTING PRINCIPLES AND METHODS
3.1Basis of preparation
The financial statements of Criteo S.A. for the year ended December 31, 2025 have been prepared in accordance with the accounting rules and principles generally accepted in France, complying with the requirements of the General Chart of Accounts, and including the ANC Regulation 2022-06 relating to the modernization of financial statements, which apply as of January 1, 2025.
The accounting policies for establishing and preparing the company’s statutory accounts were applied, in accordance with the principle of conservatism, based on the following assumptions:
•Going concern;
•Continuity of accounting methods;
•Independence of financial years.
The basic principle used to value items recorded in the accounts is the historic cost principle.
Only significant information is provided in these notes.
3.2      Conversion of foreign currency items
Income and expenses in foreign currencies are recorded at the exchange rate prevailing at the transaction date.
Foreign currency receivables and payables are recorded in the balance sheet at their equivalent value at the closing exchange rate. The difference resulting from the update of foreign currency receivables and payables at the latter rate is, where appropriate, recorded in the balance sheet under "Translation differences".
Unrealized exchange losses are covered by a provision for risks as required by French GAAP.
3.3      Derivative Instruments
Currency risk is the risk that an unfavourable change in exchange rates could adversely affect a cash flow denominated in a foreign currency.
Criteo S.A. hedges its own commercial exposure as well as the exposure of its subsidiaries on a net basis per currency pair. This hedge does not qualify for hedge accounting.
Derivatives that are not part of a hedging relationship are classified as isolated open positions. They are recorded at fair value in the balance sheet, with a corresponding "Conversion adjustment" account.
Unrealized gains remain on the balance sheet and unrealized losses result in a financial provision for risks.
3.4Change in accounting method
Effective January 1, 2025, the Company applies ANC Regulation 2022-06 of November 4, 2022, amending ANC Regulation 2014-03 relating to the General Chart of Accounts.
This application is part of the modernization of financial statements and results in the following main changes :
Annex B-12
–elimination of the “transfer of expenses” technique (class 79 account);
–redefinition of “exceptional income and expenses”, which no longer groups together certain items by nature, but includes only:
–income and expenses directly related to a major and unusual event;
–entries arising solely from tax requirements, as well as changes in accounting methods recognized in profit or loss, and the correction of errors, except when such entries are recorded directly in equity;
–modification of the chart of accounts (deletion or renumbering of certain accounts, simplification), and adaptation of the balance sheet, income statement, and notes to the financial statements’ templates.
Comparative information for the previous fiscal year has been reclassified, when necessary, to ensure comparability. Entries recorded prior to the first-time application have not been restated.
No material impact on net income or on opening equity has been identified as a result of this application.
The following table presents the main impacts on the income statement (the impacts on the balance sheet are not material):
Annex B-13

In Keuros	12/31/2024 Filed	RSUs / Vestings	Liquidation of subsidiaries	Provisions for litigations	Other	12/31/2024 Restated

Revenue	55,719	–	–	–	–	55,719
Net sales	55,719	–	–	–	–	55,719
Reversals of depreciation and provisions, expense transfers	1,313	–	–	–	–	1,313
Other products	234,011			–	1,243	235,254
Total operating revenues	291,043	–	–	–	1,243	292,286

Other purchases and external expenses	176,658				(24)	176,634
Taxes and similar payments	(119)	–	–	–		(119)
Wages and salaries	2,659					2,659
Social charges	3,494				24	3,517
Operating allowances	995	–	–	(95)		900
Other expenses	170,656	–	–	–	457	171,112
Total operating expenses	354,343	–	–	(95)	457	354,704

Net operating expenses	(63,300)	–	–	95	786	(62,419)

Financial income from investments	121,613	–	–	–	–	121,613
Other interest and similar income	2,178	–	–	–		2,178
Reversals of provisions and expense transfers	6,197	61,576		–	–	67,773
Positive foreign exchange differences	86,225	–	–	–	–	86,225
Proceeds from Sale of Financial Investments	422	25,343	73,652	–	–	99,417
Total financial income	216,635	86,919	73,652	–	–	377,205

Financial depreciation and provisions	11,632	98,078	–	–	–	109,710
Interest and similar expenses	15,577	64,088	70,265	–	–	149,930
Interest and similar expenses	82,724	–	–	–	–	82,724
Total financial expenses	109,933	162,166	70,265	–	–	342,365

Net recurring operating income	106,702	(75,247)	3,386	–	–	34,841

Non recurring income from management operations	26,586	(25,343)	–	–	(1,243)	–
Non recurring income from capital operations	73,652	–	(73,652)	–	–	–
Reversals of provisions and expenses transfers	61,576	(61,576)	–	–	–	–
Total Non recurring income	161,813	(86,919)	(73,652)	–	(1,243)	–

Non recurring expenses on management operations	64,545	(64,088)	–	–	(457)	–
Non recurring expenses from capital operations	70,265	–	(70,265)	–	–	–
Non recurring depreciation and provision	97,983	(98,078)	–	95	–	–
Total Non recurring expenses	232,793	(162,166)	(70,265)	95	(457)	–

Total Non recurring income	(70,980)	75,247	(3,386)	(95)	(786)	–

Employee profit-sharing	–					–
Income tax	(7,275)					(7,275)

Profit/Loss	(20,303)	–	–	–	–	(20,303)
Annex B-14

NOTE 4 – FIXED ASSETS
4.1      Investments and other financial assets
Financial assets comprise shares in subsidiaries and affiliates, related receivables and other non-
current financial assets.
Investments in subsidiaries and affiliates
The gross value of equity investments is recorded at acquisition cost, excluding ancillary expenses. Acquisition costs are expensed in the income statement.
Investments in subsidiaries and affiliates are tested for impairment at the end of each fiscal year to ensure that their carrying value does not exceed their fair value.
The value in use is estimated based on several criteria, the main ones are:
•equity value;
•revenue multiples or EBITDA Group applied to long term equity interests;
An impairment loss is recognized whenever the value in use falls below the net carrying amount.
Impairment losses, including the reversal of impairment realized in the context of a disposal of investment, are recognized in financial result.
Financial receivables related to investments
Loans to subsidiaries are recorded as receivables related to equity investments and are valued at nominal value. All of these items are depreciated if there is a risk of non-recoverability.
Other financial assets
Other financial assets mainly comprise treasury shares held by Criteo and not allocated to the
RSU and PSU programs. They are translated into euros at the date of acquisition and kept at this historical cost.
If the value of the treasury shares translated into euros at the closing price falls below the gross value of the treasury shares, an impairment is recorded.
Variation of the financial year
The variations of financial assets during the financial year 2025 were as follows:

In Keuros	12/31/2024	Acquisitions/ Allowances	Disposals/Reversals	12/31/2025

Long-term equity interests	609,694			609,694
Receivables related to equity investments	176,605	446	(163,290)	13,763
Other financial assets	26,904	59,104	(64,765)	21,243
Gross value	813,203	59,550	(228,055)	644,700

Long-term equity interests	(3,490)	(18,206)		(21,696)
Other financial assets	(741)		741	-
Depreciation	(4,231)	(18,206)	741	(21,696)

Net value	808,972	41,344	(227,314)	623,004
The main variations during the year are related to the following items:
Annex B-15
•Investment Aperiam for €0.9 million ($1 million)
•Repayment of loans granted to subsidiaries for a total amount of €163.3 million (mainly
Criteo Technology for €157 million and Criteo UK for €6.1 million)
•Acquisition of 2,674,412 treasury shares non allocated to RSUs for a total of €58.2 million.
•Cancellation of 2,195,000 treasury shares not allocated to RSUs for a total of €63.9 million.
•Annual impairment tests led to impair investments in the following entities :
◦Iponweb Labs CY (Cyprus) for €12.6 million
◦Doobe in Site Ltd (Israel) for €4.7 million
◦Iponweb Labs AM (Armenia) for €0.6 million
◦Criteo Reklmacilik Hizmetleri ve Ticaret AS (Turkey) for €0.3 million.
Annex B-16

NOTE 5 – CURRENT ASSETS
5.1      Statement of receivables maturities

In Keuros	Trade receivables	<1 year	>1 year

Receivables related to equity investments	13,762	9,507	4,255
Loans	-		-
Other financial assets	21,243		21,243
Advances	136	136
Trade receivables	73,820	73,820
Employee and related receivables	1	1
Other social receivables	-	-
Income taxes	27,575	21,863	5,712
Value added tax	1,340	1,340
Other taxes	3,277	3,277
Shareholder current accounts	5,493	5,493
Other debtors	2,436	2,436
Prepaid expenses	1,009	1,009
Total	150,091	118,880	31,211

Amount of loans granted during the year	-
Refunds obtained during the year	163,290

Trade receivables are valued at their nominal value. They are classified as current assets and their allocation in the table of maturity receivables (up to one year/more than one year) is based on their contractual due date.
An impairment is recognized when the fair value is lower than the book value.
Accrued income relating to receivable items is broken down as follows:

In Keuros	12/31/2025	12/31/2024

Customers - invoices to be invoiced	32,873	27,108
Accrued interest expense	1,285	972
State - accrued income	2,916	1,266
Other accrued income	-	-

Total	37,075	29,346
Annex B-17
5.2      Cash and cash equivalents
Cash and cash equivalents is summarized as follows:

In Keuros	Gross	Depreciation	Net as of 12/31/2025	Net as of 12/31/2024

Marketable securities	114,821	-	114,821	12,004
Treasury shares allocated to plans	105,453	-	105,453	100,183
Cash	261,261	-	261,261	262,406

Total	481,534	-	481,534	374,593
Treasury shares specifically allocated to plans are recorded under cash equivalents.
They are not depreciated based on their market value, due to the commitment to allocate them to employees, and to the provision recognized under the conditions described in the accounting principles for the provisions (in note 7.2).
The variation in the number of treasury shares allocated to plans during the year 2025 is summarized below:

In Keuros - except number of shares	Number of shares	Gross value	Net value

Outstanding December 31st, 2024	2,786,871	100,183	100,183
Shares granted and allocated to plans	2,718,590	78,482	78,482
Treasury shares delivered to employees	(2,157,390)	(73,212)	(73,212)

Outstanding at December 31st, 2025	3,348,071	105,453	105,453
As of December 31, 2025, cash and cash equivalents include 3,348,071 of Criteo shares allocated to specific plans, for a gross value of $105.5 million.
Annex B-18
6    NOTE 6 – SHAREHOLDERS'S EQUITY
Capital increase related cost are offset against paid-in capital according to the preferential method on a one-time basis, net of taxes.
The share capital consists of 55,659,895 ordinary shares with a par value of € 0.025, representing a capital $1,391 thousand.
The changes in shareholders’ equity for the year is as follows:

In Keuros	Outstanding of shares	Capital	Capital Premium	Other reserves and retained earnings	Income	Shareholders’ equity

Shareholder’s equity at December 31st, 2024	57,744,839	1,444	67,904	612,898	(20,303)	661,943
Allocation of the income of 2024	-			(20,303)	20,303	-
Capital increase	110,056	3	1,752			1,754
Capital decrease	(2,195,000)	(55)	(63,921)			(63,976)
Other variations	-					-
Income/Loss of the year	-				(14,676)	(14,676)

Shareholder’s equity at December 31st, 2025	55,659,895	1,391	5,735	592,595	(14,676)	585,044
6.1      Share Plans
The Board of Directors has been authorized by the General Meeting of Shareholders to implement the following stock option, stock purchase warrant and bonus share plans :
•Plan 8. General Shareholders' Meeting of June 18th, 2014, authorizing the grant of a maximum of
9,935,710 OSAs, RSUs and PSUs. For this and subsequent plans, the free shares granted to Criteo employees are subject only to a condition of presence (RSU). Those granted to members of the general management, certain senior executives and certain employees are subject to the achievement of specific internal performance objectives and presence conditions (PSU).
•Plan 11. Shareholders' Meeting of June 27th, 2018, authorizing the grant of a maximum of
4,200,000 OSAs, BSAs or free shares, including a maximum of 150,000 BSAs.
•Plan 12. Shareholders' Meeting of May 16th, 2019, authorizing the granting of a maximum of
6,200,000 OSAs, BSAs or free shares, including a maximum of 175,000 BSAs
•Plan 13. General Meeting of Shareholders of June 25th, 2020, authorizing the granting of a maximum of 6,463,000 OSAs or free shares.
•Plan 14. General Meeting of Shareholders of June 15th, 2021, authorizing the allocation of up to
7,800,000 OSAs or free shares.
•Plan 15. General Meeting of Shareholders of June 15th, 2022, authorizing the allocation of up to
9,000,000 OSAs or free shares.
•Plan 16. General Meeting of Shareholders of June 13th, 2023, authorizing the allocation of up to
7,000,000 OSAs or free shares.
•Plan 17. General Meeting of Shareholders of June 25th, 2024, authorizing the allocation of up to
7,000,000 OSAs or free shares.
Annex B-19
•Plans 18 and 19. General Meeting of Shareholders of June 13th, 2025 authorizing the allocation of up to 7,000,000 OSAs or free shares.
During the exercise of OSAs, the Group delivers newly issued ordinary shares of the Parent Company to the beneficiaries. On the acquisition of shares, the Group also delivers newly issued ordinary shares of the Parent Company, except for plans under the share buyback programs (note 5.2).

6.2 Stock option and share option plans for Criteo group employees
Allocation schedule.
OSA. The beneficiaries may exercise their OSAs on the basis of the following vesting schedule for Plan 8 amended to Plan 19:
•up to one quarter (1/4) of the stock options as of the first anniversary of the grant date,
•then, up to one-sixteenth (1/16) at the end of each completed quarter following the first anniversary of the date of grant, for thirty-six (36) months thereafter and,
•no later than ten (10) years from the date of grant.
When the Parent Company's shares were not listed on a stock exchange at the grant date, the exercise prices were determined by reference to the last capital increase since the grant date, unless the Board of Directors decided otherwise. Since the listing of the Parent Company's shares in October 2013, the exercise prices have been determined by reference to the closing stock market price on the day before the grant date, with a minimum value equal to 95% of the average of the last 20 stock market prices.
RSU and PSU. Bonus share grants are subject to the following schedule: 50% of the shares will vest at the end of a two-year period and 6.25% at the end of each quarter following the first two-year period, for a period of twenty-four (24) months.
Evolution of the number of outstanding OSA

Instrument/ Plans	Grant date	Price	Outstanding 1.1.2025	Grants	Exercised	Cancelled	Vested	Expired	Outstanding 12.31.2025

OSA Plan 8	July 2014 - June 2016	€22.95 - €47.47	23,310		(2,500)	(1,100)		(19,710)	-
OSA Plan 11	July 2018 - June 2019	€15.86 - €17.98	-	-		-	-	-	-
OSA Plan 12	July 2019 - June 2020	€8.66 - €15.67	195,371		(108,656)				86,715

Total			218,681	-	(111,156)	(1,100)	-	(19,710)	86,715
Annex B-20
Evolution of the number of outstanding shares options

Instrument/Plans	Grant date	Average price	Outstanding 1.1.2025	Adjust -ments Opening	Grants	Cancelled	vested	Expired	Outstanding 12.31.2025

PSU / RSU Plan 12	July 2019 - June 2020	€3.29- €17.44	-	-					-
PSU / RSU Plan 13	June 2020 - June 2021	€10.79- €33.36	78,937	-		(1,396)	(77,541)		-
PSU / RSU Plan 14	June 2021 - June 2022	€27.92 - €35.64	751,724	-		(76,592)	(529,803)		145,329
RSU Plan 15	July 2022 - April 2023	€23.94 - €32.07	1,580,366	460		(194,887)	(1,046,610)		339,329
PSU / RSU Plan 16	July 2023 - April 2024	€23.18 - €47.42	1,608,472	275,677		(333,788)	(500,598)		1,049,762
RSU Plan 17	April 2024 - Dec 2024	€38.09 - €41.75	1,238,942	-		(138,267)			1,100,675
PSU / RSU Plan 18	Feb 2025 - April 2025	€16.74 - €54.83	-	(54,803)	1,959,040	(190,276)			1,713,961
RSU Plan 19	July 2025 - Dec 2025	€16.60 - €20.09			940,922	(15,759)			925,163

Total			5,258,441	221,334	2,899,962	(950,965)	(2,154,553)	-	5,274,219

6.3 Stock subscription warrants (BSA) not intended for employees
In addition to the allocation of RSUs, stock options, the shareholders of the Parent Company have also authorized the allocation of stock warrants (BSAs) not intended for employees , as indicated below.
The beneficiaries may exercise their warrants based on the following acquisition schedule:
•For Plans E, F, G: up to one-quarter (1/4) of the stock options as of the first anniversary of the grant date, then up to one-sixteenth (1/16) at the end of each completed quarter following the first anniversary of the grant date, for a period of thirty-six (36) months from that date, and no later than ten (10) years from the grant date.
When the Parent Company's shares were not listed on a stock exchange at the grant date, the exercise prices were determined by reference to the last capital increase since the grant date, unless the Board of Directors decides otherwise. Since the listing of the Parent Company's shares in October 2013, the exercise prices have been determined by reference to the closing stock market price on the day before the grant date, respecting the average of the last 20 stock market prices.
When warrants are exercised, the Group issues ordinary shares of the parent company to the beneficiaries.
Details of BSA plans not intended for employees

	Plan E	Plan F	Plan G
Dates of grant (Boards of Directors)	March 2015 - October 2015	April 2016 - March 2017	July 2017 - October 2017
Vesting period	1 - 4 years	1 - 4 years	1- 4 years
Contractual life	10 years	10 years	10 years
Expected warrant life	4 - 9 years	4 - 9 years	4 - 9 years
Number of warrants granted	38,070	59,480	46,465
Share entitlement per warrant	1	1	1
Share warrant price	€9.98 - €16.82	€13.89 - €17.44	€13.88 - €17.55
Exercise price	€35.18 - €41.02	€33.98 - €43.42	€35.80- €44.37
Annex B-21
Evolution of the number of BSA not intended for employees

Instrument/Plans	Grant date	Price	Outstanding 1.1.2025	Grants	Exercised	Cancelled	Vested	Expired	Outstanding 12.31.2025

BSA E	March 2015 - October 2015	€35.18 - €41.02	7,730	-	-	-	-	-	7,730
BSA F	April 2016 - March 2017	€33.98 - €43.42	24,010	-	-	-	-	-	24,010
BSA G	July 2017 - October 2017	€35.80- €44.37	128,157	-	-	-	-	-	128,157

Total			159,897	-	-	-	-	-	159,897
Annex B-22
NOTE 7 – PROVISIONS FOR RISKS AND CHARGES
Provisions are accrued when an obligation to a third party is likely or certain to result in an outflow of resources to that third party, without at least equivalent consideration being expected from the latter. This obligation may be legal, regulatory, contractual or arise from the company's practices. The estimate of the amount of the provisions corresponds to the outflow of resources that the company will probably have to bear to meet its obligation.
The change in provisions for risks and charges for the year 2025 is as follows:

In Keuros	12/31/2024	Allowances	Reversals		12/31/2025
			Used	Unused
Provisions for litigations	10				10
Provisions for exchange losses	7,049	1,345	(1,552)	(5,498)	1,345
Provisions RSU	99,107	104,201	(73,212)	(25,895)	104,201
Other provisions for risk	955				955

Provisions for risks	107,121	105,547	(74,764)	(31,393)	106,512
The main variations of the period are related to:
•Net reversal of $5.7 million on provisions for foreign exchange loss.
•Net accrual of $5.1 million on RSU provision.

7.1 Provisions for foreign exchange losses
The provision regroups the unrealized FX losses booked as an asset, including those generated by derivative instruments treated as POI (“positions ouvertes isolées”).

7.2 Provisions for share plans
Certain employees of the Criteo Group receive equity-based compensation. This compensation takes the form of Restricted Stock Units (“RSUs”) or stock option plans.
Plans settled by the issuance of new shares
In accordance with the requirements of article 624-6 of the French General Accounting
Principles, no provision is recorded for these plans. This is particularly true for OSA plans.
Plans settled by granting existing shares
At the grant date, these RSUs/PSUs and stock options do not give rise to a personnel charge. This occurs only on the date of delivery of the RSUs/PSUs or on the exercise of the stock options.
A provision for contingencies and losses is recorded when the Company decides to grant RSUs or stock options, provided that the obligation to deliver existing shares to employees will probably or certainly result in an outflow of resources without at least equivalent consideration.
When the vesting of RSUs is explicitly conditional to the employee remaining in the service of
Criteo S.A. for a specified future period ("vesting period"), the provision is recognized on a straight-line basis over the vesting period.
The Company holds treasury shares allocated to its share plans ("RSU" and "PSU") and recognizes a provision for contingencies and losses in this regard as follows:
–For the portion attributable to Criteo S.A. employees, as shares vest
Annex B-23
–For the portion attributable to employees of the Group's subsidiaries, at the date of allocation of these treasury shares to the RSUs/PSUs plans.
Please refer to note 6.2 for more details on the on-going plans as of December 31, 2025.

7.3 Other provisions for risks and charges
Other provisions for liabilities and charges include provisions for social and tax risks, provisions for exchange rate risks and provisions for exceptional risk.
Annex B-24
NOTE 8 – LIABILITIES
8.1      Financial debts
The costs of arranging financing and opening credit lines are spread over the duration of the contracts.
Liquidity reserve
As of December 31, 2025, the Group had one undrawn syndicated credit line with a pool of leading banks for an amount of €407.0 million, alongside with short term credits and authorized bank overdraft representing a maximum amount of €21.5 million, thus allowing a total amount of
€428.5 million.
8.2      Debt maturity schedule

In Keuros	Gross value at 12.31.2025	<1 year	Between 1 and 5 years	> 5 years

Bank overdrafts	-	-
Borrowings and other financial liabilities	446,239	390,164	56,075
Trade payables	62,727	62,727
Employees and related accounts	1,859	1,859
Income taxes	8,749	8,749
Value added tax	147	147
Other taxes	267	267
Other debts	331	331

Total	520,318	464,243	56,075	—

Borrowings during the year	—
Loans repaid during the fiscal year	—
Loans, debts contracted with partners
The main components of debt as of December 31, 2025 are as follows:
•Current accounts in credit with subsidiaries, mainly Criteo Corp (€157.8 million), Criteo
Technology (€33 million) and Criteo UK (€28.8 million)
•Borrowings from subsidiaries: Criteo KK (€54.3 million) and Criteo Ad. Beijing (€1.7million).
Annex B-25
NOTE 9 – INCOME STATEMENT

9.1 Revenue
In the financial year 2025, Criteo S.A.'s revenue consists mainly of services invoiced to the group's subsidiaries.

In Keuros	France	Other	Total

Sales of services	56,299	12,343	68,643
Revenue from other activities		1,376	1,376

Revenue			70,019

9.2 Breakdown of accruals/reversals of provisions and depreciations

		Balance Sheet	P&L		Balance Sheet
		12/31/2024	Allowances	Reversals	Acquisition & Disposal	12/31/2025

Operating	Intangible & PPE depreciation	-	-	-		-
	Bad debts	-	-	-		-
	Provisions on RSU / PSU	1,029	1,069	(1,029)		1,069
	Provisions on risk of operating activities	965	-	-		965
	Total	1,994	1,069	(1,029)	-	2,034

Financial	Provisions on shares	3,490	18,206			21,696
	Provisions on own shares (*)	741	-		(741)	-
	Provision for exchange loss	7,049	1,345	(7,049)		1,345
	Provisions on RSU / PSU	98,078	103,133	(98,078)		103,133
	Deferred expenses (*)	(1,255)	456			(798)
	Total	108,104	123,140	(105,127)	(741)	125,375

Non recurring	Exceptional amortization	-				-
	Provisions on non recurring risks	-	-	-		-
	Total	-	-	-	-	-

	Total	110,098	124,209	(106,156)	(741)	127,409
(*) corresponds to provisions / depreciation of assets

9.3 Financial income/loss
In addition to financial income from foreign currency transactions, foreign exchange derivatives and provisions for foreign exchange losses, Criteo S.A. receives dividends and interest payments from subsidiaries.
Annex B-26

In Keuros	12/31/2025	12/31/2024

Reversals of provisions and expense transfers	105,127	67,773
Financial income from investments	124,616	121,613
Positive exchange rate differences	84,548	86,225
Other interest and similar income	26,740	2,178
Proceeds from Sale of Financial Investments	668	99,417
Total financial incomes	341,700	377,205

Financial depreciation and provisions	123,140	109,710
Negative exchange rate differences	90,250	82,724
Interest and similar expenses	83,996	149,930
Total financial expenses	297,387	342,365

Net financial income	44,313	34,841
As of December 31, 2025, foreign exchange derivatives recorded as isolated open positions were mainly forward buying and selling contracts. Their fair value was as follows:

In euros	12/31/2025	<1 year	>1 year	12/31/2024

EURAUD	(814)	(814)		3,974
EURBRL	(210)	(210)		6,291
EURCAD	(222)	(222)		1,191
EURCHF	(443)	(443)		2,931
EURCNH	(358)	(358)		(7)
EURGBP	7,178	7,178		(38,335)
EURILS	23,483	23,483		10,447
EURJPY	(47,279)	(47,279)		(262,316)
EURKRW	(60,055)	(60,055)		297,321
EURRON	-	-		(1,570)
EURSEK	5,660	5,660		10,266
EURTRY	2,285	2,285		11,132
EURUSD	39,548	39,548		765,478
Hedging for operational items	(31,224)	(31,224)	-	806,802

EURAUD	(5,224)	(5,224)		(9,315)
EURCAD	58,976	58,976		(22,542)
EURCNH	15,205	15,205		576
EURGBP	149,704	149,704		(67,820)
EURILS	(123)	(123)		-
EURJPY	(554,299)	(554,299)		(1,657,968)
EURKRW	-	-		172
EURRON	-	-		2,919
EURSEK	34,678	34,678		17,120
EURUSD	54,727	54,727		1,740,070
Hedging for financial items	(246,358)	(246,358)	-	3,211

9.4 Breakdown of income tax
Criteo S.A. is the parent company of a tax group consisting, since January 1st, 2011, of Criteo
France SAS, located at 32 rue Blanche 75009 Paris, and since January 1st, 2022 of Criteo
Technology SAS, located at 32 rue Blanche 75009 Paris.
Annex B-27
Criteo S.A. is the parent company of a tax group consisting, since January 1st, 2011, of Criteo
France SAS, located at 32 rue Blanche 75009 Paris, and since January 1st, 2022 of Criteo
Technology SAS, located at 32 rue Blanche 75009 Paris.
For subsidiaries, the tax charge is accounted for as if they were not consolidated, as the Criteo
Group has opted for the neutrality regime. The parent company accounts for the group's tax and captures any tax savings and expenses generated by the tax group.
Income tax is broken down as follows:

In Keuros		Before Tax	Tax restatements	Taxable income	Correspondin g Income tax	After tax
Tax rate	25%
Net operating income		(59,026)	4,947	(54,079)	(13,520)
Net financial income		44,313	(64,860)	(20,547)	(5,137)
Non recurring income		—	—	—	—
Employee participation		—	—	—	—
		(14,713)	(59,913)	(74,627)	—	(14,713)

Impact of tax consolidation					8	8
Tax credits					29	29

Net result		(14,713)			37	(14,676)
The tax amount mainly results from the effects of the Group tax consolidation in the French
Perimeter:
•€11.7 million income tax benefit pulled by Criteo S.A. from the entities that are part of the
French tax group;
•€(6.8) million of tax expense has been recognized for the tax consolidation group for the
2025 financial year.;
•Finally, other effects include mainly the entry into force of the OECD's Pillar 2 international tax reform, which resulted in the recognition of a €(3.2) million expense for fiscal years
2024 and 2025, as well as the impact of withholding tax on dividends for €(1.8) million.
Future increases and reductions in the tax liability are detailed as follows:

Increases in future tax liability	Tax basis	Tax impact

Regulated Provisions :
Tax depreciations	n/a
Provisions for price increase	n/a
Provisions for rate fluctuations	n/a

Others :
Profit-sharing	n/a

Total in Keuros	—	-
Annex B-28

Future tax liability relief	Tax basis	Tax impact

C3S N	111	28
Construction effort N	—	—
CTA	8,547	2,137
Specific provisions & accruals	1,063	266
Auditors' fees	1,502	375

Total in Keuros	11,223	2,806

12/31/2025

Tax credit	2
Other tax credit (withholding tax)	1

Total	3
Annex B-29
NOTE 10 – OTHER INFORMATION
10.1    Off-balance sheet commitments

In Keuros	12/31/2025

Pensions and other post-employment benefits	207
Other given commitments - RSUs	33,977
Independent bank guarantee	3,144
Commitments given	37,328

Commitments received	-

Mutual Commitments	-

Total off-balance sheet commitments	37,328
Pension obligations
In accordance with current legislation and collective bargaining agreements, the Company pays each employee an indemnity on retirement. The full amount of the rights acquired by the persons concerned is charged to the financial year.
Pension commitments, corresponding to retirement benefits, are measured as of December 31, 2025, using the retrospective method. This method considers the current age and length of service of each employee, their life expectancy up to the age of 65 and the probability of remaining with the company at that age.
The scale used to determine the number of months' salary is the one of the SYNTEC collective bargaining agreement; the retirement amount is thus equal to one month per year of service, plus one-
fifth of a month from the sixth year onwards.
The calculation is estimated on the basis of the compensation paid in 2025 and takes into account a rotation rate by age segment, a discount rate of 4.50% and a social security contribution rate of 50%
The company does not apply the preferred method of accounting for retirement obligations recommended by ANC No. 2014-3.
The amount of the obligation was €207,164 as of December 31,2025.
Free Share Grants – Contingent Liability
The company has implemented free share grant plans for certain employees and executives.
In accordance with note 6.2 – Share Plans, the commitments related to these plans may be settled either by the issuance of treasury shares or by the issuance of newly issued ordinary shares of the parent company, except for plans falling within the scope of already authorized share buyback programs.
As of the reporting date, the company has not yet acquired the treasury shares necessary to cover all the free shares granted, and no issuance has been decided. It therefore retains the option of choosing a settlement method to meet its obligations upon fulfilment of the acquisition conditions.
Annex B-30
Consequently, no debt or provision has been recognized. This commitment constitutes a contingent liability within the meaning of Article 322-5 of the French General Chart of Accounts and is presented below to ensure complete disclosure of off-balance-sheet commitments.

Total number of free shares granted (a)	5,274,219
Number of treasury shares purchased (b)	3,348,071
Number of shares not covered by a provision (c) = (a) - (b)	1,926,148
Share price at closing date (d)	17.64 euros
Estimated amount of the obligation at closing (c) x (d) /1000	33,977 keuros
Other commitments
Commitments given and received by the Group that are not recognized in the balance sheet correspond to contractual obligations that have not yet been fulfilled and are subject to the fulfilment of conditions or transactions subsequent to the current year.

10.2 Average number of employees
The average number of employees at December 31st, 2025 was as follows:

	12/31/2025	12/31/2024

Executives	20	19
Average number of employees	20	19

10.3 Executives' compensation
The Board of Directors members receive directors' fees for their duties. The amount of directors' fees paid to the Company's directors amounted to €2.0 million in 2025 (€2.1 million in 2024).
Executive compensation by category is not provided as it might allow identification of a specific member of the governing bodies.
In accordance with current legislation, no advances or credits have been granted to the Company
Executives or Corporate Officers.

10.4 Auditors' fees
The auditors’ fees invoiced for the Criteo S.A. statutory and consolidated audits for the financial year ended in 2025 breaks down as follows :
Annex B-31

In euros	Total	Deloitte & Associés	Nexbonis

Statutory audit fees	122,900	61,900	61,000
SACC - Audit-related work	-
Audit fees	122,900	61,900	61,000

Legal, fiscal, social	-
Others	-
Other services	-	-	-

Total	122,900	61,900	61,000

10.5 List of subsidiaries and affiliates
As of December 31, 2025, Criteo S.A. owns the following subsidiaries and investments:
Annex B-32

Subsidiaries in Keuros	Gross value of shares	NBV	Related receivables	Shareholders' equity	% of ownership	Allocated dividends 2025	Revenue 2025	Net income 2025

Subsidiaries
Criteo France (France)	28,355	28,355		37,264	100%	(2,000)	104,859	2,822
Criteo Ltd (UK)	33,867	33,867		21,418	100%		317,497	4,156
Criteo GmbH (Germany)	512	512		15,635	100%		390,122	6,814
Criteo BV (Netherlands)	100	100		5,460	100%	(1,700)	44,314	1,929
Criteo Corp (United States)	337,965	337,965		510,511	100%	(38,997)	1,270,603	43,348
Criteo Do Brazil Desenvolvimento De Serviços De Internet LTDA (Brasil)	5,243	5,243		2,034	100%		37,503	31
Criteo Australia PTY (Australia)	8,931	8,931		3,407	100%		21,219	1,672
Criteo KK (Japan)	64	64		89,463	66%		185,783	11,431
Criteo SRL (Italy)	20	20		5,116	100%		48,067	2,552
Criteo Singapore PTE Ltd (Singapore)	24,083	24,083	9,412	11,360	100%		30,330	548
Criteo LLC (Russia)	306	306		575	100%		0	(36)
Criteo España S.L. (Spain – Madrid)	3	3		4,045	100%		48,091	659
Criteo Europa MM S.L. (Spain – Barcelona)	3	3		9,297	100%	(4,510)	881	2,399
Criteo MEA FZ LLC (Dubai)	13	13		4,317	100%		18,929	340
Criteo Reklmacilik Hizmetleri ve Ticaret AS (Turkey)	1,207	243		150	100%		(34)	(223)
Criteo Canada Corp. (Canada)	0	0		10,215	100%		31,174	2,469
Criteo India Private Limited (India)	3,140	3,140	4,350	3,457	100%		17,122	248
Criteo Korea Ltd (Korea)	78	78		1,756	100%		82,593	3,388
Criteo Nordics AB (Sweden)	5	5		2,314	100%	(1,346)	20,605	2,184
Doobe In Site Ltd (Israel)	4,658	0		(540)	100%		31	256
Criteo Technology (France)	127,129	127,129		270,990	100%	(70,000)	101,558	86,415
Iponweb Labs AM (Armenia)	4,975	1,543		394	100%		0	38
Iponweb Labs CY (Cyprus)	28,384	15,742		4,347	100%		22,913	1,342
Criteo Technology SRL (Romania)	0	0		215	100%		0	(24)
Criteo Holdings, Inc (United States)	0	0		(3)	100%		0	(3)

Equity interest
Lumen	653	653	0	nc			nc	nc

TOTAL	609,695	587,998	13,762	1,013,197		(118,553)	2,794,160	174,752
*nc : not communicated
Source : Financial statements of subsidiaries presented in accordance with US GAAP (the accounting principle followed by the Group in its internal reporting) converted into euros.

10.6 Subsequent events
The Company has identified the following significant events that occurred between the period ended
December 31, 2025 and February 26, 2026, date of validation of the annual financial statements by the
Board of Directors.
Favorable tax ruling regarding the Conversion
Annex B-33
On January 26, 2026, the Company received a favorable response from the French tax authorities to its request for a tax ruling, confirming that, subject to compliance with the conditions and procedures outlined in the Company's request, the reorganization would not have significant French tax consequences. The potential subsequent transfer of the Company's registered office from Luxembourg to the United States is also included in the ruling granted by the French tax authorities under the same terms and conditions.
Share Repurchase Program extension
On February 6, 2026, the Board of Directors approved an increase to the Company’s share repurchase program for the Company’s outstanding American Depositary Shares. As of February 6, 2026, following this approval, the remaining authorization under the program was up to $200 million (€170.2 million). The
Company intends to use repurchased shares under this program primarily to satisfy employee equity plan vesting in lieu of issuing new shares, which would limit future dilution to shareholders, and may also use such shares in connection with potential acquisition transactions.
Annex B-34
NOTE 11 – INCOME STATEMENT AND BALANCE SHEET PUBLISHED IN
2024
11.1    Off-balance sheet commitments

In Keuros	2024	2023
Revenue	55,718	35,989
Net sales	55,718	35,989
Capitalized production	-	-
Grants	-	155
Reversals of depreciation and provisions, expense transfers	1,313	-
Other products	234,011	203,159
Total operating revenues	291,042	239,303
Other purchases and external expenses	176,658	122,393
Taxes and similar payments	(119)	663
Wages and salaries	2,659	4,362
Social charges	3,494	4,019
Operating allowances	995	(39)
Other expenses	170,656	154,998
Total operating expenses	354,343	286,396
Net operating expenses	(63,301)	(47,093)
Financial income from investments	121,613	82,310
Other interest and similar income	2,178	1,532
Reversals of provisions and expense transfers	6,197	7,598
Positive exchange rate differences	86,225	91,563
Proceeds from Sale of Financial Investments	422	-
Total financial income	216,635	183,003
Financial depreciation and provisions	11,632	8,084
Interest and similar expenses	15,577	10,977
Negative exchange rate differences	82,724	92,516
Total financial expenses	109,933	111,577
Net financial income	106,702	71,426
Net recurring operating income	43,401	24,333
Non recurring income from management operations	26,586	21,376
Non recurring income from capital operations	73,652	67
Reversals of provisions and expenses transfers	61,576	108,877
Total Non recurring income	161,814	130,320
Non recurring expenses on management operations	64,545	85,219
Non recurring expenses from capital operations	70,265	3,996
Non recurring depreciation and provision	97,983	55,467
Total Non recurring expenses	232,793	144,682
Net non recurring income	(70,979)	(14,362)
Employee profit-sharing	-	11
Income taxes	(7,275)	(4,934)
Profit/Loss	(20,303)	14,894
Annex B-35
11.2Balance Sheet - Assets

In Keuros	12/31/2024			12/31/2023
	Gross	Amortization & Depreciation	Net	Net
Concessions, patents, similar rights	-	-	-	-
Goodwill	-	-	-	-
Other intangible assets	-	-	-	-
Intangible assets	-	-	-	-
Other tangible assets	-	-	-	-
Property, plant and equipment in progress	-	-	-	-
Advances and deposits	-	-	-	-
Property, plant and equipment	-	-	-	-
Long-term equity interests	609,694	3,490	606,204	669,517
Receivables related to equity investments	176,605	-	176,605	186,908
Loans	-	-	-	-
Other financial assets	26,904	741	26,163	26,298
Financial assets	813,203	4,231	808,972	882,723
Non currents assets	813,203	4,231	808,972	882,723
Advances	8	-	8	60
Trade receivables	63,461	-	63,461	42,051
Other receivables	75,104	-	75,104	106,746
Receivables	138,565	-	138,565	148,797
Marketable securities	112,187	-	112,187	73,719
Cash	262,406	-	262,406	349,648
Current assets	513,166	-	513,166	572,224
Debt issuance costs to be defined	1,255	-	1,255	1,535
Prepaid expenses	1,266	-	1,266	1,586
Translation differences - Assets	7,049	-	7,049	6,197
Total Assets	1,335,939	4,231	1,331,708	1,464,265
Annex B-36
11.3Balance Sheet - Liabilities and Equity

In Keuros	12/31/2024	12/31/2023

Share capital	1,444	1,529
Share premium	67,904	169,448
Legal reserve	232	232
Regulated reserves	13,967	13,967
Others reserves	-	-
Retained earnings	598,699	583,806
Profit/loss for the period	(20,303)	14,894
Total Shareholders' equity	661,943	783,876
Provisions for risks	107,121	70,146
Total provisions for risks and charges	107,121	70,146
Bank overdrafts	3,072	4,336
Borrowings and other financial liabilities	482,917	511,037
Trade payables	58,015	24,530
Social and tax liabilities	7,575	7,367
Payables on fixed assets and related accounts	-	-
Other current liabilities	3,335	48,693
Total liabilities	554,914	595,963
Translation differences - Liabilities	7,730	14,280
Total of shareholders’ equity and liabilities	1,331,708	1,464,265
Annex C-1
ANNEX C
IFRS CONSOLIDATED FINANCIAL STATEMENTS
Please note that because we are a French company, the full text of the consolidated financial statements included in this Annex C has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.
Consolidated Financial Statements
for the year ending
December 31, 2025
Annex C-3
CONSOLIDATED STATEMENTS OF INCOME

(In thousands of euros)	Notes	December 31, 2023	December 31, 2024	December 31, 2025

Revenue	7	1,802,476	1,786,812	1,721,314
Traffic acquisition costs	28	(856,970)	(750,323)	(681,793)
Other cost of revenue	28	(146,250)	(126,599)	(109,654)
Gross Profit		799,256	909,890	929,867
Research and development expenses	28	(225,358)	(247,805)	(250,721)
Sales and operations expenses	28	(378,361)	(349,402)	(351,673)
General and administrative expenses	28	(129,415)	(165,123)	(151,633)
Income from Operations		66,122	147,560	175,840
Financial and Other income (expense)	9	(3,902)	128	(2,296)
Income before taxes		62,220	147,688	173,544
Provision for income taxes	10	(16,748)	(34,974)	(46,410)
Net income		45,472	112,714	127,134
- Available to shareholders of Criteo S.A.	21	44,175	109,812	122,910
- Available to non-controlling interests	21	1,297	2,902	4,224

Basic earnings per share (in € per share)	21	0.79	2.00	2.32
Diluted earnings per share (in € per share)	21	0.75	1.92	2.31
The accompanying notes form an integral part of these consolidated financial statements.
Annex C-4
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025

Net income	45,472	112,714	127,134
Foreign currency translation differences, net of taxes	(31,468)	39,408	(91,116)
- Foreign currency translation differences	(31,468)	39,408	(91,116)
Actuarial (losses) gains on employee benefits, net of taxes	346	(173)	571
- Actuarial (losses) gains on employee benefits	414	(198)	713
- Income tax effect	(68)	25	(142)
Comprehensive income	14,350	151,949	36,589
- Available to shareholders of Criteo S.A.	16,111	150,015	36,222
- Available to non-controlling interests	(1,761)	1,934	367

The accompanying notes form an integral part of these consolidated financial statements.
Annex C-5
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands of euros)	Notes	December 31, 2023	December 31, 2024	December 31, 2025
Goodwill	12	474,385	495,913	456,031
Intangible assets	13	163,698	152,762	127,097
Property and equipment	14	114,476	103,214	118,576
Marketable Securities - noncurrent portion	15	15,000	15,000	20,000
Non-current financial assets	11	4,791	4,170	7,076
Right of use assets - operating leases	16	100,381	94,295	112,240
Other non-current asset		56,576	57,660	40,609
Deferred tax assets	10	49,923	88,361	83,147
TOTAL NON-CURRENT ASSETS		979,230	1,011,375	964,776
Marketable Securities - current portion	15	5,403	25,259	19,780
Trade receivables	17	701,887	770,870	495,396
Current tax assets	10	1,874	1,498	12,119
Restricted cash - current portion	11	67,873	241	273
Other current assets	11/18	135,244	86,793	71,936
Cash and cash equivalents	19	304,040	279,895	291,028
TOTAL CURRENT ASSETS		1,216,321	1,164,556	890,532
TOTAL ASSETS		2,195,551	2,175,931	1,855,308

(In thousands of euros)	Notes	December 31, 2023	December 31, 2024	December 31, 2025
Share capital	20	1,529	1,444	1,391
Additional paid-in capital		182,306	82,309	19,845
Currency translation adjustment		(11,609)	27,109	(60,934)
Consolidated reserves		911,015	899,391	996,234
Treasury stock	20	(156,870)	(120,902)	(120,415)
Retained earnings		44,181	109,812	122,910
Equity - available to shareholders of Criteo S.A.		970,552	999,163	959,031
Noncontrolling interests		28,735	30,870	31,457
TOTAL EQUITY		999,287	1,030,033	990,488
Financial liabilities - non-current portion	23/24	70	286	—
Non-current lease liabilities - operating leases	16	74,148	74,133	89,505
Retirement benefit obligation	22	3,739	4,544	4,865
Contingencies - non-current portion	25	30,591	29,967	18,661
Other non-current liabilities		2,074	1,222	2,682
Uncertain tax position non-current portion	10	15,753	17,774	26,874
Deferred tax liabilities	10	810	10,084	4,331
TOTAL NON-CURRENT LIABILITIES		127,185	138,010	146,918
Financial liabilities - current portion	23/24	3,067	2,980	9,876
Current lease liabilities - operating leases	16	31,464	23,768	28,447
Contingencies - current portion	25	1,328	1,812	7,854
Trade payables	11	760,208	773,962	481,668
Current tax liabilities	10	15,578	33,558	23,831
Other current liabilities	26	257,434	171,808	166,226
TOTAL CURRENT LIABILITIES		1,069,079	1,007,888	717,902
TOTAL EQUITY AND LIABILITIES		2,195,551	2,175,931	1,855,308
The accompanying notes form an integral part of these consolidated financial statements.
Annex C-6
CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of euros)	Notes	December 31, 2023	December 31, 2024	December 31, 2025
Net income		45,472	112,714	127,134
Noncash and nonoperating items		167,342	241,575	251,092
- Amortization and provisions		101,731	115,315	143,798
- Payment for contingent liability on regulatory matters		(40,000)	—	—
- Share-based compensation expense	8	89,855	86,338	51,638
- Net gain on disposal of non-current assets		(7,382)	1,743	1,581
- Interest accrued and noncash financial income and expenses		2,505	1,778	176
- Change in uncertain tax positions		(814)	1,624	9,166
- Net change in fair value of earn-out		2,167	703	—
- Change in deferred taxes	10	(23,620)	(25,860)	(8,639)
- Income tax for the period		41,181	59,209	45,883
- Interest paid on leasing		1,719	2,012	2,974
- Other		—	(1,287)	4,515
Change in working capital		69,133	(36,666)	(3,867)
- (Increase) / Decrease in trade receivables		(52,140)	(26,352)	217,661
- Increase / (Decrease) in trade payables		81,503	(15,787)	(234,839)
- (Increase) / Decrease in other current assets	18	(672)	16,295	21,455
- Increase / (Decrease) in other current liabilities		40,555	(10,453)	(8,300)
- Change in operating lease liabilities and right of use assets	16	(113)	(369)	156
Income taxes paid		(37,057)	(41,290)	(64,923)
CASH FROM OPERATING ACTIVITIES		244,890	276,333	309,436
Acquisition of intangible assets, property, plant and equipment	13/14	(107,360)	(71,756)	(90,915)
Proceeds from disposal of intangible assets, property, plant and equipment	13/14	1,668	977	1,782
Payments for (Disposal of) acquired businesses, net of cash acquired (disposed)	4	(6,299)	(487)	—
Disposal of businesses		8,169	—	—
Net gain or (loss) on disposal of non-current financial assets		29,104	48,709	(2,864)
CASH USED FOR INVESTING ACTIVITIES		(74,718)	(22,557)	(91,997)
Repayment of leases		(37,580)	(37,872)	(31,562)
Cash payment for contingent consideration		(20,245)	(47,325)	—
Proceeds from capital increase		1,798	4,205	1,731
Change in treasury stocks		(116,885)	(208,398)	(136,629)
Change in other financial liabilities		217	—	(71)
Other		(1,775)	1,413	(1,139)
CASH USED FOR FINANCING ACTIVITIES		(174,470)	(287,977)	(167,670)
CHANGE IN NET CASH AND CASH EQUIVALENTS		(4,298)	(34,201)	49,769
Net cash and cash equivalents at beginning of period	19	326,518	304,040	279,895
Effect of exchange rate changes on cash and cash equivalents		(18,180)	10,056	(38,636)
Net cash and cash equivalents at end of period	19	304,040	279,895	291,028
The accompanying notes form an integral part of these consolidated financial statements.
Annex C-7
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(In thousands of euros)	Share capital	Additional paid-in capital	Treasury stock	Currency translation adjustment	Consolidated Reserves	Retained earnings	Equity attributable to shareholders of Criteo S.A.	Non-controlling interests	Total equity
Balance at January 1, 2023	1,581	239,276	(166,646)	28,255	870,859	9,266	982,591	30,952	1,013,543
Net income	—	—	—	—	—	44,175	44,175	1,297	45,472
Other comprehensive income (loss)	—	—	—	(39,858)	11,795	—	(28,063)	(3,059)	(31,122)
Total comprehensive income	—	—	—	(39,858)	11,795	44,175	16,112	(1,762)	14,350
Allocation of net income from prior period	—	—	—	—	9,266	(9,266)	—	—	—
Issuance of common shares	3	1,795	—	—	—	—	1,798	—	1,798
Share-based compensation	—	—	—	—	88,053	—	88,053	25	88,078
Change in treasury stock	(55)	(58,765)	9,776	—	(67,841)	—	(116,885)	—	(116,885)
Other changes in equity	—	—	—	(6)	(1,117)	6	(1,117)	(480)	(1,597)
Balance at December 31, 2023	1,529	182,306	(156,870)	(11,609)	911,015	44,181	970,552	28,735	999,287
Net income	—	—	—	—	—	109,812	109,812	2,902	112,714
Other comprehensive income (loss)	—	—	—	40,375	(173)	—	40,202	(967)	39,235
Total comprehensive income	—	—	—	40,375	(173)	109,812	150,014	1,935	151,949
Allocation of net income from prior period	—	—	—	—	44,175	(44,175)	—	—	—
Issuance of common shares	4	4,201	—	—	—	—	4,205	—	4,205
Share-based compensation	—	—	—	—	84,453	—	84,453	200	84,653
Change in treasury stock	(89)	(104,198)	35,968	—	(140,079)	—	(208,398)	—	(208,398)
Other changes in equity	—	—	—	(1,657)	—	(6)	(1,663)	—	(1,663)
Balance at December 31, 2024	1,444	82,309	(120,902)	27,109	899,391	109,812	999,163	30,870	1,030,033
Net income	—	—	—	—	—	122,910	122,910	4,224	127,134
Other comprehensive income (loss)	—	—	—	(87,259)	571	—	(86,688)	(3,857)	(90,545)
Total comprehensive income	—	—	—	(87,259)	571	122,910	36,222	367	36,589
Allocation of net income from prior period	—	—	—	—	109,812	(109,812)	—	—	—
Issuance of common shares	2	1,752	—	—	—	—	1,754	—	1,754
Share-based compensation	—	—	—	—	57,174	—	57,174	220	57,394
Change in treasury stock	(55)	(64,216)	487	—	(70,714)	—	(134,498)	—	(134,498)
Other changes in equity	—	—	—	(784)	—	—	(784)	—	(784)
Balance at December 31, 2025	1,391	19,845	(120,415)	(60,934)	996,234	122,910	959,031	31,457	990,488
The accompanying notes form an integral part of these consolidated financial statements.
Annex C-8
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Note 1 – Description of the activity
Criteo S.A. was initially incorporated as a société par actions simplifiée, or S.A.S., under the laws of the French Republic on November 3, 2005, for a period of 99 years and subsequently converted to a société anonyme, or S.A.
On October 29, 2025, the Company announced its intention to redomicile from France to
Luxembourg through the cross-border conversion of Criteo S.A., subject to prior consultation with Criteo’s works council and customary conditions including shareholder approval. Following the conversion, the Company expects its American Depositary Share structure will be replaced with ordinary shares directly listed on Nasdaq.
On January 7, 2026, the Company announced that, following the favorable opinion of its works council, its Board of Directors has approved the previously announced proposed transfer of the
Company's legal domicile from France to Luxembourg via a cross-border conversion and the replacement of its American Depositary Shares structure with ordinary shares to be directly listed on Nasdaq. A general meeting of the Company's shareholders will be held on February
27, 2026, at 10:00 a.m., Paris time, at the Company's registered office at 32 Rue Blanche,
75009 Paris, France to obtain approval by the Company's shareholders for the Conversion and certain related proposals.
We are a global technology company that enables marketers and media owners to drive better commerce outcomes. We leverage commerce data and artificial intelligence ("AI") to connect ecommerce, digital marketing and media monetization to reach consumers throughout their shopping journey. Our vision is to deliver full-funnel, cross-channel, self-service advertising that performs.
Our strategy is to help marketers and media owners activate 1st-party, privacy-safe data and drive better commerce outcomes through our platform, which includes a suite of products:
•that offer marketers (brands, retailers, and agencies) the ability to easily reach consumers anywhere throughout their shopping journey and measure their advertising campaigns
•that offer media owners (publishers and retailers) the ability to monetize their advertising and promotions inventory for commerce anywhere where consumers spend their time
•that are underpinned by our advanced AI engine, analyzing large sets of commerce data in real-time to drive hyper personalization and budget efficiency.
In these notes, Criteo S.A. is referred to as the "Parent" company and together with its subsidiaries, collectively, as "Criteo," the "Company," the "Group," or "we".
The preparation of the Consolidated Financial Statements as of December 31, 2025 are under the responsibility of Criteo S.A.’s management. The Consolidated Financial Statements were authorized for issuance by the board of directors of Criteo S.A. on February 26, 2026 and will be approved at the General Meeting on June 12, 2026.
Annex C-9
All amounts are expressed in thousands of euros, unless stated otherwise.
In these notes, Criteo S.A. is referred to as the Parent company and together with its subsidiaries, collectively, as "Criteo," the Company "or" the Group".
Annex C-10
Note 2 – Summary of material accounting policies
Basis of preparation
The Consolidated Financial Statements have been prepared using a going concern assumption and the historical cost principle with the exception of certain assets and liabilities that are measured at fair value in accordance with IFRS. The categories concerned are detailed in the following notes.
In application of the 1606/2002 regulation adopted on July 29, 2002 by the European Parliament and the European Council, the Consolidated Financial Statements have been prepared in accordance with the International Financial Reporting Standards (“IFRS”) as issued by the International
Accounting Standard Board (“IASB”) and endorsed by the European Union and whose application is mandatory for the year ending December 31, 2025. Furthermore, regarding its mandatory compliance as a Nasdaq listed company and under the Securities Exchange Act of 1934, the Group publishes consolidated financial statements in accordance with the applicable accounting standards in the United States.
Conversion of Foreign Currency Transactions
Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at year-end exchange rates are recognized in the consolidated statement of operations within finance income or finance costs.
The results and financial position of all the Group entities that have a functional currency different from Euro, have been translated considering the closing rate at the reporting date for Assets and liabilities, and at average exchange rates for income and expenses.
Operating Segments
We report our financial results based on two reportable segments: Retail Media and Performance
Media.
The reported segment information is based on internal management data used for business performance analysis and resource allocation, following the management approach. An operating segment is a component of the Company for which separate financial information is available that is evaluated regularly by our Chief Operating Decision Maker ("CODM") in deciding how to allocate resources and assessing performance.
Annex C-11
Consolidation Methods
The Group has control over all its subsidiaries, and consequently they are all fully consolidated. The table below presents at each period’s end and for all entities included in the consolidation scope the following information:
•Country of incorporation; and
•Percentage of voting rights and ownership interests

	Country	December 31, 2023		December 31, 2024		December 31, 2025		Consolidation method
		Voting rights	Ownership interest	Voting rights	Ownership interest	Voting rights	Ownership interest
French subsidiaries
Criteo S.A.	France	100%	100%	100%	100%	100%	100%	Parent Company
Criteo France S.A.S.	France	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Technology	France	100%	100%	100%	100%	100%	100%	Fully consolidated
Foreign subsidiaries
Criteo Holdings, Inc (2)	United States	—%	—%	—%	—%	100%	100%	Fully consolidated
Criteo Ltd.	United Kingdom	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Corp.	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo GmbH	Germany	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Nordics AB.	Sweden	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Korea Ltd.	Korea	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo K.K.	Japan	100%	66%	100%	66%	100%	66%	Fully consolidated
Criteo Do Brasil Desenvolvimento De Serviços De Internet Ltda.	Brazil	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo B.V.	The Netherlands	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Australia Pty Ltd.	Australia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo S.R.L.	Italy	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Advertising (Beijing) Co.Ltd	China	100%	100%	100%	100%	100%	100%	Fully consolidated
Brandcrush Pty Ltd (3)	Australia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Singapore Pte.Ltd	Singapore	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo LLC	Russia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Europa MM, S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Espana, S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Canada Corp.	Canada	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Reklamcilik Hzimetleri ve Ticaret A.S.	Turkey	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo MEA FZ-LLC	United Arab Emirates	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo India Private Limited	India	100%	100%	100%	100%	100%	100%	Fully consolidated
Doobe In Site Ltd	Israel	100%	100%	100%	100%	100%	100%	Fully consolidated
Bidswitch Gmbh (3)	Switzerland	100%	100%	100%	100%	100%	100%	Fully consolidated
Bidswitch Inc.	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
Iponweb Gmbh (3)	Switzerland	100%	100%	100%	100%	100%	100%	Fully consolidated
Iponweb Gmbh (1)	Deutschland	100%	100%	—%	—%	—%	—%	Fully consolidated
Iponweb Ltd.	United Kingdom	100%	100%	100%	100%	100%	100%	Fully consolidated
Iponweb Labs Cyprus	Cyprus	100%	100%	100%	100%	100%	100%	Fully consolidated
The MediaGrid Inc.	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
Iponweb Labs Arménie	Armenia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Technology S.R.L	Romania	—%	—%	100%	100%	100%	100%	Fully consolidated
(1) Merged with Criteo GmbH
(2) Criteo Holdings Inc. includes a French Branch
(3) Liquidated during the twelve months ended December 31, 2025
Business combinations
The acquisition method is used in accounting for business combinations. The consideration transferred to obtain control of a subsidiary is calculated as the sum of the acquisition-date fair values of assets transferred, liabilities incurred and the equity interests issued by the Company,
Annex C-12
which includes the fair value of any asset or liability arising from a contingent consideration arrangement.
Acquisition costs are expensed as incurred.
Identifiable assets acquired and liabilities assumed are recognized in a business combination regardless of whether they have been previously recognized in the acquiree’s financial statements prior to the acquisition. Assets acquired and liabilities assumed are generally measured at their acquisition date fair values.
Goodwill is determined after a separate recognition of identifiable intangible assets. It is calculated as the excess of the fair value of the consideration transferred over the sum of the recognized amount of any non-controlling interest in the acquiree and the acquisition date fair values of identifiable net assets.
When the cost of the acquisition is below the fair value of the Company’s share in the assets, liabilities and contingent liabilities of the acquiree, the difference is recognized directly in the income statement.
If the initial accounting for a business combination can only be determined provisionally, provisional values of the assets and liabilities should be adjusted within one year from the acquisition date, in accordance with IFRS 3.
The impact of capital gains or losses and of depreciation charges and reversals recognized after 12 months of the acquisition date in relation to the values assigned to assets acquired and liabilities assumed at the time of the first consolidation is recognized prospectively, as the income of the period of change and future periods, if any, without adjusting goodwill except in the case of the correction of an error, in accordance with IAS 8—Accounting policies, changes in accounting estimates and errors.
Intangible Assets (Excluding Goodwill)
Acquired intangible assets are accounted for at acquisition cost, less accumulated amortization and any impairment loss. Acquired intangible assets are primarily composed of software, technologies and customer relationships, amortized on a straight-line basis over their estimated useful lives comprised between one and three years for software, and between three and nine years for technologies and customer relationships. Intangible assets are reviewed for impairment whenever there are events or changes in circumstances such as, but not limited to, significant declines in revenue, earnings or cash flows or material adverse changes in the business climate, that indicate that the carrying amount of an asset may be impaired.
Annex C-13
Internally developed software and Software as a Service
Costs related to customized internal-use software that have reached the development stage are capitalized when the project is in the development phase and the recognition criteria in IAS 38 are met, including technical feasibility, intention and ability to complete and use the asset, and the existence of probable future economic benefits. Amortization of these costs begins when assets are available for use and is calculated on a straight-line basis over the assets’ useful lives estimated between three to five years.
Cloud computing arrangements (“CCAs”), such as Software as a Service (SaaS) and other hosting arrangements, are generally expensed as incurred, based on IAS 38.
Property and Equipment
Property and equipment are accounted for at acquisition cost less cumulative depreciation and any impairment loss. Depreciation is calculated on a straight-line basis over the assets’ estimated useful lives. Management determines the appropriate useful life of property, plant and equipment when those assets are initially recognized and it is routinely reviewed. Our current estimate of useful lives represents the best estimate based on current facts and circumstances, but may differ from the actual useful lives due to changes to our business operations, changes in the planned use of assets, and technological advancements. When we change the estimated useful life assumption for any asset, the remaining carrying amount of the asset is accounted for prospectively and depreciated or amortized over the revised estimated useful life.
The estimated useful lives of property and equipment are described below:
Servers.................................................................................................................................... 6 years
Furniture and IT equipments............................................................................................ 3 to 5 years
Leasehold improvements are depreciated over their useful life or over the lease term, whichever is shorter.
In January 2025, we completed an assessment of the useful lives of our servers and network equipment, resulting in a change in the estimated useful life of certain servers and network equipment from five to six years. This change in accounting estimate is effective beginning fiscal year 2025.
Impairment of Assets
Goodwill, Intangible Assets, Property and equipment
In accordance with IAS 36—Impairment of Assets, whenever events or changes in market conditions indicate a risk of impairment of intangible assets, property and equipment, a detailed review is carried out in order to determine whether the net carrying amount of such assets remains lower than their recoverable amount, which is defined as the greater of fair value (less costs to sell) and value in use. Value in use is measured by discounting the expected future cash flows from continuing use of the asset and its ultimate disposal. Goodwill is tested once a year for impairment following the principle that the Group operates as two cash generating units. The Company’s goodwill and indefinite-lived intangible asset annual impairment test date is October 1.
In the event that the recoverable value of the reporting unit is lower than the net carrying value, the difference is recognized as an impairment loss.
Impairment losses for property, plant and equipment or intangible assets with finite useful lives can be reversed if the recoverable value becomes higher than the net carrying value (but not exceeding
Annex C-14
the loss initially recorded). There has been no impairment of goodwill during the years ended
December 31, 2025, 2024 and 2023, as the Company's reporting units’ fair value was in excess of the carrying value based on the annual goodwill impairment test.
Leases
In accordance with the provisions of IFRS 16, when entering into a rental agreement, the Group recognizes a liability on the balance sheet corresponding to future discounted payments of the fixed part of the rents, as well as a right of use asset amortized over the term of the contract
Office space and data centers are rented under non-cancellable operating lease agreements. These leases typically include rent free periods, rent escalation periods, renewal options and may also include leasehold improvement incentives. Both office and data center leases may contain non-lease components such as maintenance, electrical costs, and other service charges.  Non-lease components are accounted for separately.
Operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. Options have been included in the calculation if management has determined that it is reasonably certain that the option will be exercised. Lease liabilities or right of use asset for leases with a term of 12 months or less and/or low values are not recognized.
Financial Assets and Liabilities, Excluding Derivatives Financial Instruments
Financial assets, excluding cash, consist exclusively of loans and receivables. Loans and receivables are non-derivative financial assets with a payment, which is fixed or can be determined, not listed on an active market. They are included in current assets, except those that mature more than twelve months after the reporting date.
Loans are measured at amortized cost using the effective interest method. The recoverable amount of loans and advances is estimated whenever there is an indication that the asset may be impaired and at least on each reporting date. If the recoverable amount is lower than the carrying amount, an impairment loss is recognized in the Consolidated Statement of Income.
The Group carries the accounts receivable at original invoiced amount less an allowance for any potential uncollectible amounts. Receivables are presented on a gross basis and are not netted against the payments we are required to make to advertising inventory publishers. Management makes estimates of expected credit trends for the allowance for credit losses based on, among other factors, a past history of collections, current credit conditions, the aging of the receivables, past history of write downs, credit quality of our customers, current economic conditions, and reasonable and supportable forecasts of future economic conditions.
A receivable is considered past due if we have not received payments based on agreed-upon terms.
A higher default rate than estimated or a deterioration in our clients’ creditworthiness could have an adverse impact on our future results. Allowances for credit losses on trade receivables are recorded in “sales and operations expenses” in our Consolidated Statements of Income. We generally do not require any security or collateral to support our receivables.
Annex C-15
Derivative Financial Instruments
The Group buys and sells derivative financial instruments in order to manage and reduce the exposure to the risk of exchange rate fluctuations. The Group deals only with high quality financial institutions. Under IFRS 9, financial instruments may only be classified as hedges when the effectiveness of the hedging relationship at inception and throughout the life of the hedge can be demonstrated and documented. Derivatives not designated as hedging instruments mainly consist of put, forward buying and selling contracts that we use to hedge intercompany transactions and other monetary assets or liabilities denominated in currencies other than the local currency of a subsidiary.
We recognize gains and losses on these contracts, as well as the related costs in the financial income (expense), net, along with the foreign currency gains and losses on monetary assets and liabilities.
In accordance with amendment to IFRS 7—Financial instruments: Disclosures, financial instruments are presented in three categories based on a hierarchical method used to determine their fair value:
•Level 1: fair value calculated using quoted prices in an active market for identical assets and liabilities;
•Level 2: fair value calculated using valuation techniques based on observable market data such as prices of similar assets and liabilities or parameters quoted in an active market;
•Level 3: fair value calculated using valuation techniques based wholly or partially on unobservable inputs such as prices in an active market or a valuation based on multiples for unlisted companies.
Cash and cash equivalents and Investment securities
Cash and cash equivalents include cash on hand, demand deposits, money market funds and other highly liquid investments with a remaining maturity at the date of purchase of three months or less, or with a maturity of more than three months that can be early withdrawn without significant penalty or foregoing of interest, for which the risk of changes in value is considered to be insignificant.
We hold investments in marketable securities, including term deposits with banks, not meeting the cash equivalents definition. We classify marketable securities as either available-for-sale or held-to-
maturity investments, depending on whether we have the positive intent and ability to hold them to maturity.
Our available-for-sale marketable investments are carried at estimated fair value with any unrealized gains and losses, net of taxes, included in accumulated other comprehensive income in stockholders' equity.
Our held-to-maturity marketable investments are carried at amortized cost, and are subject to impairment assessments. Interest income generated from held-to-maturity investments is recorded as financial income.
We also invest in nonmarketable securities, consisting mainly of private equity investments, which are classified as equity investments and reported within Other noncurrent financial assets. Equity investments without a readily determinable fair value that do not qualify for the practical expedient to estimate fair value based on net asset value are recorded at cost, less impairment.
Employee Benefits
Depending on the laws and practices of the countries in which the Group operates, employees may be entitled to compensation when they retire or to a pension following their retirement. For state-
managed plans and other defined contribution plans, we recognize them as expenses when they become payable, our commitment being limited to our contributions.
Annex C-16
In accordance with IAS 19, the liability with respect to defined benefit plans is estimated using the projected unit credit method. Under this method, each period of service gives rise to an additional unit of benefit entitlement and each unit is valued separately to obtain the final obligation. The final amount of the liability is then discounted.
In 2021, the IFRS IC issued a decision on the methodology for calculating the employee benefits and the vesting period. In its decision, the IFRS IC concludes, in this case, that no right is acquired in the event of departure before retirement age and that the commitment must only be recognized over the last years of the career of the employees concerned. This decision had no impact on the Group.
The main assumptions used to calculate the liability are:
•discount rate;
•future salary increases; and
•employee turnover.
Service costs are recognized in the income statement and are allocated by function.
Finance costs are presented as part of “Financial income (expense)” in the Consolidated Statement of Income.
Actuarial gains and losses are recognized in other comprehensive income. Actuarial gains and losses arise as a result of changes in actuarial assumptions or experience adjustments (differences between the previous actuarial assumptions and what has actually occurred).
Provisions
The Group recognizes provisions in accordance with IAS 37—Provisions, Contingent Liabilities and
Contingent Assets, if the following three conditions are met:
•the Group has a present obligation (legal or constructive) towards a third-party that arises from an event prior to the closing date;
•it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation;
•and the obligation amount can be estimated reliably.
With respect to litigation and claims that may result in a provision to be recognized, the Group exercises significant judgment in measuring and recognizing provisions or determining exposure to contingent liabilities that are related to pending litigation or other outstanding claims. These judgment and estimates are subject to change as new information becomes available.
Revenue recognition
We sell personalized display advertisements featuring product-level recommendations either directly to clients or to advertising agencies. We also provide technology to retailers and other companies in the ad tech space which enables them to monetize on their advertising properties, or connect them to other players in the ad-tech industry.
Revenue is recognized when control of the promised services is transferred to our clients, in an amount that reflects the consideration we expect to be entitled to in exchange for those services.
Variable consideration is included in the transaction price only to the extent that it is probable that a significant reversal of cumulative revenue recognized will not occur.
We determine revenue recognition by applying the following steps:
•Identification of the contract, or contracts, with a customer;
Annex C-17
•Identification of the performance obligations in the contract;
•Determination of the transaction price;
•Allocation of the transaction price to the performance obligations in the contract;
•Recognition of revenue when, or as, we satisfy a performance obligations.
Our pricing models include click- and impression-based pricing, and percentage of spend pricing.
Click and impression based pricing model
For campaigns priced on a click or an impression basis, we bill our customers when a user clicks on an advertisement or an advertisement is displayed to a user. For these pricing models, we recognize revenue at a point in time when a user clicks on an advertisement or an advertisement is displayed, as our performance obligation is the delivery of clicks or displays to the customer.
Percentage of spend model
For campaigns priced on a percentage of spend basis, we bill our customers when customers buy and sell digital advertising inventory through our platform. For these pricing models, we recognize revenue at a point in time when the transactions occur through our platform, as our performance obligation is to provide access to our platform to allow customers to buy and sell advertising inventory.
We also provide professional services to our customers, such as campaign management and billing and administrative services. Revenue for professional services is recognized over time as customers simultaneously receive and consume the benefits of the services as they are performed.
Principal versus Agent Considerations
The determination of whether we are acting as principle or agent requires judgment. We assess whether we act as principal or agent based on whether we control the specified services or advertising inventory before it is transferred to the customer. In making this determination, we consider factors such as our level of control, responsibility for fulfillment, and discretion in establishing prices. When we determine that we act as principal, we recognize revenue and related costs incurred on a gross basis. When we act as an agent, we recognize revenue on a net basis.
In our Performance Media segment, we may act as principal or agent depending on the nature of the contract. In our Retail Media segment we act primarily as agent.
Rebates and Incentives
Criteo offers rebates and incentives to certain customers that could be either fixed or variable. Fixed incentives may represent payments to a customer directly related to entering into an agreement, which are capitalized and amortized over the expected life of the agreement on a straight-line basis.
Variable incentives are calculated based on the expected amount to be provided to customers and recognized as a reduction of revenue.
Contract Assets and Liabilities
Annex C-18
Contract assets are recognized when we do not yet have unconditional rights to payment. Contract liabilities are recognized when there is an obligation to transfer services to a customer. Contract assets and liabilities are presented on a net basis at the contract level. Contract assets and contract liabilities are not material to our consolidated financial statements, and changes in these balances during the period were not significant.
Cost of revenue
Our cost of revenue primarily includes traffic acquisition costs and other cost of revenue.
Traffic Acquisition Costs consist primarily of purchases of impressions from publishers on a CPM basis, incurred to generate our revenues, primarily for the Performance Media segment. We purchase impressions directly from publishers or third-party intermediaries, such as advertisement exchanges. We recognize cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our Consolidated Statements of Financial Position as
trade payables.
Other Cost of Revenue includes expenses related to depreciation of data center equipment, lease cost of data centers, cost of data purchased from third parties, digital taxes, and third-party hosting fees. The Company does not build or operate its own data centers and none of its Research and
Development employments are dedicated to revenue generating activities. As a result, we do not include the costs of such personnel in other cost of revenue.
Advertising and Promotional Expenses
Advertising costs are expensed when incurred and are included in marketing and sales expenses on the consolidated statements of income. We incurred advertising expenses of €3.9 million, €1.7 million, and €1.6 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Share capital
Ordinary shares are classified as equity.
Equity instruments are initially measured at the fair value of the cash or other resources received or receivable, net of the direct costs of issuing the equity instruments.
The Group repurchases its ordinary shares through a share repurchase program approved by the board of directors. The cost of shares repurchased is shown as a reduction to equity on the statement of financial position. When treasury shares are sold, reissued, or retired, the amount received is reflected as an increase to equity based on a first-in first-out methodology, with any surplus or deficit recorded within equity.
Share-Based Compensation
Shares, employee share options and warrants are exclusively awarded to our employees or directors. As required by IFRS 2—Share-Based Payment , these awards are measured at their fair value on the date of grant. The fair value is calculated with the most relevant formula regarding the settlement and the conditions of each plan.
The fair value is recorded in personnel expenses (allocated by function in the Consolidated
Statement of Income) on a straight line basis over each milestone composing the vesting period with a corresponding increase in shareholders’ equity.
Annex C-19
At each closing date, the Group re-examines the number of options likely to become exercisable. If applicable, the impact of the review of the estimate is recognized in the Consolidated Statement of
Income with a corresponding adjustment in equity.
Income Taxes
The Group elected to classify the French business tax, Cotisation sur la Valeur Ajoutée des
Entreprises (“CVAE”), as an income tax in compliance with IAS 12—Income Taxes.
The French Research Tax Credit, Crédit d’Impôt Recherche (“CIR”), is a French tax incentive to stimulate research and development (“R&D”). Generally, the CIR offsets the income tax to be paid and the remaining portion (if any) can be refunded at the end of a three-fiscal year-period. The CIR is calculated based on the claimed volume of eligible R&D expenditures by us. As a result, the CIR is presented as a deduction to “Research and development expenses” in the Consolidated Statement of Income. The Group has exclusively claimed R&D performed in France for purposes of the CIR.
The U.S Research Tax Credit is a U.S. tax credit to incentivize research and development activities in the U.S. Qualifying R&D expenses generating a tax credit which may be used to offset future taxable income once all net operating losses and foreign tax credits have been used. It is not refundable and as such, considered in the scope of IAS 12 - Income taxes as a component of income tax expenses. We have exclusively claimed R&D performed in the U.S. for purposes of the
U.S. Research Tax Credit.
Deferred taxes are recorded on all temporary differences between the financial reporting and tax bases of assets and liabilities, and on tax losses, using the liability method. Differences are defined as temporary when they are expected to reverse within a foreseeable future. Only deferred tax assets may be recognized if, based on the projected taxable incomes within the next three years; the
Group determines that it is probable that future taxable profit will be available against which the unused tax losses and tax credits can be utilized.
The Group is within the scope of the OECD Pillar Two model rules. The Group applies the exception to recognizing and disclosing information about deferred tax assets and liabilities related to Pillar
Two income taxes, as provided in the amendments to IAS 12 issued in May 2023.
This determination requires many estimates and judgments by the management for which the ultimate tax determination may be uncertain.
If future taxable profits are considerably different from those forecasted that support recording deferred tax assets, the amount of deferred tax assets will be revised downwards or upwards, which would have a significant impact on the net income.
In accordance with IAS 12 - Income taxes, tax assets and liabilities are not discounted. Amounts recognized in the Consolidated Financial Statement are calculated at the level of each tax entity included in the consolidation scope.
Annex C-20
Uncertain Tax Positions
We recognize tax benefits from uncertain tax positions only if we believe that it is probable that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. These uncertain tax positions include our estimates for transfer pricing that have been developed based upon analyses of appropriate arms-length prices.
Similarly, our estimates related to uncertain tax positions concerning research tax credits are based on an assessment of whether our available documentation corroborating the nature of our activities supporting the tax credits will be sufficient. Although we believe that we have adequately reserved for our uncertain tax positions (including net interest and penalties), we can provide no assurance that the final tax outcome of these matters will not be materially different. We make adjustments to these reserves in accordance with the income tax accounting guidance when facts and circumstances change, such as the closing of a tax audit or the refinement of an estimate. To the extent that the final tax outcome of these matters is different from the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made, and could have a material impact on our financial condition and operating results.
Earnings Per Share
In accordance with IAS 33—Earnings Per Share, basic earnings per share (“Basic EPS”) is calculated by dividing the net income attributable to shareholders of the Parent Company, Criteo
S.A., by the weighted average number of shares outstanding during the period. Diluted earnings per share ("Diluted EPS") is calculated by dividing the net income attributable to shareholders of the
Parent company, Criteo S.A., by the weighted average number of shares outstanding, including the dilutive effect of share-based awards, during the period.
Reclassifications
Certain prior period amounts have been reclassified to conform to the current period presentation.
In 2024, the Company changed the presentation of value-added tax ("VAT") receivables and payables within Other taxes in the Consolidated Statement of Financial Position from a gross to a net presentation. VAT receivables are netted with VAT payables within the same jurisdiction when there is a legal right to offset and the Company has the intent to settle on a net basis. For the fiscal year ended December 31, 2023, this change resulted in a reclassification of 36.6 million euros
(40.4 million dollars) between Other Taxes Receivables and Other Taxes Payable.
Annex C-21
Standards and amendments applicable from January 1, 2025
No new standards or amendments had a significant impact on the Company's consolidated financial statements as of December 31, 2025.
Standards and amendments to be adopted but not yet applicable as of
December 31, 2025
•Amendments to IAS 9: Financial Instruments
•IFRS 18: Presentation and Disclosure in Financial Statements
•IFRS 19: Subsidiaries without Public Accountability - Disclosures
•Amendments to IFRS 9 and IFRS 7: Classification and Measurement of Financial
Instruments
•Annual Improvements – Volume 11
Annex C-22
Note 3 – Critical accounting estimates and judgments
Critical Accounting Policies and Estimates
Our consolidated financial statements are prepared in accordance with IFRS. The preparation of our consolidated financial statements requires management to make estimates, assumptions and judgments that affect the reported amounts of revenue, assets, liabilities, costs and expenses. We base our estimates and assumptions on historical experience and other factors that we believe to be reasonable under the circumstances. We evaluate our estimates and assumptions on an ongoing basis. Our actual results may differ from these estimates.
On an on-going basis, management evaluates its estimates, primarily those related to: (1)
revenue recognition (2)  income taxes, (3) assumptions used in the valuation of long-lived assets including intangible assets, and goodwill, (4) assumptions surrounding the recognition and valuation of contingent liabilities and losses.
In January 2025, we completed an assessment of the useful lives of our servers and network equipment, resulting in a change in the estimated useful life of certain servers and network equipment from five to six years. This change in accounting estimate will be effective beginning fiscal year 2025. Refer to Note 14 - Property and Equipment.
Revenue Recognition
For revenue generated from arrangements that involve purchasing inventory from media owners, there is significant judgment in evaluating whether we are the principal, and report revenue on a gross basis, or the agent, and report revenue on a net basis. In this assessment, we consider if we obtain control of the specified goods or services before they are transferred to the customer, as well as other indicators such as the determination of the party primarily responsible for fulfillment of the promised service, inventory risk, and discretion in establishing price. The assessment of whether we are considered the principal or the agent in a transaction could impact our revenue and cost of revenue recognized in the consolidated statements of income.
For additional information regarding revenue and the assumptions used for determining our revenue recognition refer to the Section “Revenue Recognition” in note 2.
Income taxes
We are subject to income taxes in France and numerous foreign jurisdictions. We record deferred taxes on all temporary differences between the financial reporting and tax bases of assets and liabilities, and on tax losses, using the liability method. The deferred tax assets are reviewed at each reporting date and are not recorded or reduced, if necessary, to the extent that the related tax benefits are not probable of being realized.
We also recognize tax benefits from uncertain tax positions only if we believe that it is probable that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. These uncertain tax positions include our estimates for transfer pricing that have been developed based upon analyses of appropriate arms-length prices.
Annex C-23
Similarly, our estimates related to uncertain tax positions concerning research and development tax credits are based on an assessment of whether our available documentation corroborating the nature of our activities supporting the tax credits will be sufficient.
Valuation of Long-lived Assets including Goodwill, and Intangible Assets
We allocate the fair value of purchase consideration to the tangible assets acquired, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill to cash generating units based on the expected benefit from the business combination. Such valuations require management to make significant estimates and assumptions, especially with respect to intangible assets.
Significant estimates in valuing certain intangible assets include, but are not limited to, estimated replacement costs and future expected cash flows from acquired users, acquired technology, acquired patents, and trade names from a market participant perspective, useful lives, and discount rates. Management's estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. Allocation of purchase consideration to identifiable assets and liabilities affects our amortization expense, as acquired finite-lived intangible assets are amortized over the useful life, whereas any indefinite-lived intangible assets, including goodwill, are not amortized. During the measurement period, which is not to exceed one year from the acquisition date, we may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period, any subsequent adjustments are recorded to earnings.
Goodwill is tested for impairment at the cash generating unit level annually or more frequently if events or changes in circumstances would more likely than not reduce the fair value of a reporting unit below its carrying value. Goodwill has been allocated to segments using a relative fair value allocation approach.  As of December 31, 2025, no impairment of goodwill has been identified.
Long-lived assets, including property and equipment and finite-lived intangible assets are reviewed for possible impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. The evaluation is performed at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. If the recoverable amount of an asset is lower than its carrying amount, the carrying amount is written down to the recoverable amount by recording an impairment loss.
Contingent Losses and Liabilities
With respect to litigation, claims and non-income tax risks, that may result in a provision to be recognized, we exercise significant judgment in measuring and recognizing provisions or determining exposure to contingent liabilities that are related to pending litigation, other outstanding claims and non income tax audits. These judgment and estimates are subject to change as new information becomes available.
Annex C-24
Note 4 – Significant Events and Transactions of the Period
From time to time, the Company may initiate restructuring actions designed to improve operational efficiency, optimize its cost structure, and better align its workforce and operations with business needs and strategic priorities. These actions may include workforce reductions and other organizational realignments intended to support the Company’s long-term objectives. The Company records employee severance and other termination costs that meet the requirements for recognition in accordance with the relevant guidance.
Restructuring and Other Exit Costs 2025
A summary of our Restructuring and Other Exit costs activity is presented as follows:

(in thousands of euros)	Salaries and other benefits

Restructuring liability as of January 1, 2025	289
Restructuring charge	940
Amounts paid	(289)
Restructuring liability as of December 31, 2025	940
During the year ended December 31, 2025, the Company implemented a cost-reduction plan designed to improve operating efficiency and align its cost structure with revenue levels. The
Company incurred approximately €0.9 million of restructuring costs during 2025 related to this plan, primarily reflected within Sales and Operations expense.
Restructuring 2024
In April 2024, we implemented several measures to pursue greater efficiency, including planned layoffs to further reduce our company size by approximately 100 employees. Impacted employees in our sales, technology, and business groups were notified during April 2024 to July 2024. As of
December 31, 2024, we have completed these employee layoffs. The Company incurred restructuring costs of 7.8 million euros ($8.5 million) for the year ended December 31, 2024. The following table summarizes those restructuring activities as of December 31, 2024 included in other current liabilities on the balance sheet:

(in thousands of euros)	Salaries and other benefits

Restructuring liability as of January 1, 2024	—
Restructuring charge	7,835
Amounts paid	(7,546)
Restructuring liability as of December 31, 2024	289
For the year ended December 31, 2024 €1.7 million was included in Research and Development expenses, €4.6 million was included in General and Administrative expenses and €1.5 million was included in Sales and Operations.
Annex C-25
Note 5 – Segment information
Reportable segments
The Company reports segment information based on the management approach. The management approach designates the internal reporting used by management for making decisions and assessing performance as the source of the Company's reportable segments.
Beginning in the first quarter of 2024, the Company reports its results of operations through the following two segments: Retail Media and Performance Media.
•Retail Media: This segment encompasses revenue generated from brands, agencies and retailers for the purchase and sale of retail media digital advertising inventory and audiences, and services.
•Performance Media: This segment encompass our targeting capabilities and supply and
AdTech services.
The Company's CODM allocates resources to and assesses the performance of each operating segment using information about Contribution ex-TAC, which is Criteo's segment profitability measure and reflects our gross profit plus other costs of revenue The CODM only reviews revenues and corresponding TAC for each segment, and does not regularly review any other expense nor financial information for our two segments.
Our CODM is our CEO.
The following table shows revenue by reportable segment:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025

Retail Media	193,243	238,713	233,520
Performance Media	1,609,233	1,548,099	1,487,794
Total Revenue	1,802,476	1,786,812	1,721,314
Annex C-26
The following table shows Contribution ex-TAC by reportable segment and its reconciliation to the Company’s Consolidated Statements of Operation:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025

Retail Media	188,115	234,594	229,813
Performance Media	757,391	801,895	809,708
Total Contribution ex-TAC	945,506	1,036,489	1,039,521

Other costs of sales	(146,250)	(126,599)	(109,654)
Gross profit	799,256	909,890	929,867
Operating expenses
Research and development expenses	(225,358)	(247,805)	(250,721)
Sales and operations expenses	(378,361)	(349,402)	(351,673)
General and administrative expenses	(129,415)	(165,123)	(151,633)
Total Operating expenses	(733,134)	(762,330)	(754,027)

Income from operations	66,122	147,560	175,840
Financial and Other Income (Expense)	(3,902)	128	(2,296)
Income before tax	62,220	147,688	173,544
Annex C-27
Note 6 – Financial risk management
Credit risk
The maximum exposure to credit risk at the end of each reported period is represented by the carrying amount of financial assets and summarized in the following table:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Investment securities	20,403	40,259	39,780
Noncurrent financial assets	4,791	4,170	7,076
Trade receivables	701,887	770,870	495,396
Other current assets	135,244	86,793	71,936
Cash and cash equivalents	304,040	279,895	291,028
Total	1,166,365	1,181,987	905,216
Trade receivables
Credit risk is defined as an unexpected loss in cash and earnings if the client is unable to pay its obligations in due time. The Group performs internal ongoing credit risk evaluations of the clients. When a possible risk exposure is identified, the Group requires prepayments.
For each period presented, the aging of trade receivables and provisions for credit losses is as follows:

(In thousands of euros)	December 31, 2023				December 31, 2024				December 31, 2025
	Gross Value	%	Provision	%	Gross Value	%	Provision	%	Gross Value	%	Provision	%
Not yet due	498,772	67%	(51)	4%	558,394	70%	(1,297)	5%	374,558	72%	(894)	4%
0-30 days	140,478	19%	(1,304)	-1%	154,778	19%	(4,238)	15%	88,707	17%	(5,393)	24%
31-60 days	32,347	4%	(383)	1%	35,932	5%	(230)	1%	19,597	4%	(164)	1%
61-90 days	13,336	2%	(406)	1%	14,863	2%	(357)	1%	10,690	2%	(197)	1%
> 90 days	56,243	8%	(37,095)	95%	34,445	4%	(21,420)	78%	23,881	5%	(15,389)	70%
Total	741,176	100%	(39,239)	100%	798,412	100%	(27,542)	100%	517,433	100%	(22,037)	100%
Cash and Cash Equivalents and Investments securities
Cash and cash equivalents consist of cash on hand, demand deposits, money market funds and other highly liquid investments with a remaining maturity at the date of purchase of three months or less.
We hold investments in marketable securities, including term deposits with banks, not meeting the cash equivalents definition.
Annex C-28
Market Risk
Foreign Currency Risk
A 10% increase or decrease of the Pound Sterling, the U.S dollar, the Japanese yen or the
Brazilian real against the euro would have impacted the Consolidated Statement of Income in
Equity including non-controlling interests as follows:

(In thousands of euros)	December 31, 2023		December 31, 2024		December 31, 2025

GBP/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	(67)	67	225	(225)	1,128	(1,128)

(In thousands of euros)	December 31, 2023		December 31, 2024		December 31, 2025

USD/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	4,168	(4,168)	7,537	(7,537)	3,626	(3,626)

(In thousands of euros)	December 31, 2023		December 31, 2024		December 31, 2025

JPY/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	1,679	(1,679)	854	(854)	1,243	(1,243)

(In thousands of euros)	December 31, 2023		December 31, 2024		December 31, 2025

BRL/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	204	(204)	253	(253)	10	(10)
Counter Party Risk
As of December 31, 2025, we show a positive net cash position. Since 2012, we utilize a cash pooling arrangement, reinforcing cash management centralization. Investment and financing decisions are carried out by our internal central treasury function. We only deal with counterparties with high credit ratings. In addition, under our Investment and Risk Management
Policy, our central treasury function ensures a balanced distribution between counterparties of the investments, no matter the rating of such counterparty.
Annex C-29
Liquidity Risk
The following tables disclose for each presented period the contractual cash flows of our financial liabilities and operating lease arrangements:

	December 31, 2023
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +
Financial liabilities	3,137	3,137	3,067	70	—
Operating lease liabilities	105,612	105,612	31,464	74,148	—
Trade payables	760,208	760,208	760,208	—	—
Other current liabilities	257,434	257,434	257,434	—	—
Total	1,126,391	1,126,391	1,052,173	74,218	—

	December 31, 2024
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +
Financial liabilities	3,266	3,266	2,980	286	—
Operating lease liabilities	97,901	97,901	23,768	67,013	7,120
Trade payables	773,962	773,962	773,962	—	—
Other current liabilities	171,808	171,808	171,808	—	—
Total	1,046,937	1,046,937	972,518	67,299	7,120

	December 31, 2025
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +
Financial liabilities	9,876	9,876	9,876	—	—
Operating lease liabilities	117,952	117,952	28,447	89,505	—
Trade payables	481,668	481,668	481,668	—	—
Other current liabilities	166,226	166,226	166,226	—	—
Total	775,722	775,722	686,217	89,505	—
Annex C-30
Note 7 – Breakdown of Revenue and Non-Current Assets by Geographical
Areas
The Company operates in the following three geographical markets:
•Americas: North and South America;
•EMEA: Europe, Middle-East and Africa; and
•Asia-Pacific.
The following tables disclose the consolidated revenue for each geographical area for each of the reported periods. Revenue by geographical area is based on the location of advertisers’
campaigns.

(In thousands of euros)	Americas	EMEA	Asia-Pacific	Total
December 31, 2023	820,325	621,897	360,254	1,802,476
December 31, 2024	824,514	625,161	337,137	1,786,812
December 31, 2025	740,427	644,272	336,615	1,721,314
Revenue generated in France amounted to €78.5 million, €81.1 million and €92.7 million for the periods ended December 31, 2025, 2024 and 2023, respectively.
Revenue generated in other significant countries where the Group operates is presented in the following table:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025

Americas	820,325	824,514	740,427
United States	742,695	741,722	666,576
EMEA	621,897	625,161	644,272
Germany	185,048	187,279	183,703
United Kingdom	66,172	78,055	93,847
Asia-Pacific	360,254	337,137	336,615
Japan	200,705	188,659	195,710
For each reported period, noncurrent assets (corresponding to the net book value of tangible and intangible assets) are presented in the table below. The geographical information results from the locations of legal entities.

(In thousands of euros)	Holding	Americas	of which	EMEA	Asia-Pacific	of which		Total
			United States			Japan	Singapore
December 31, 2023	180,493	80,911	80,777	3,188	13,582	6,022	6,954	278,174
December 31, 2024	176,319	65,741	65,610	2,938	10,978	4,709	5,799	255,976
December 31, 2025	173,156	58,884	58,935	1,582	12,051	4,526	6,894	245,673
Annex C-31
Note 8 – Share-Based Compensation
Share-Based Compensation
Share-based compensation expense recorded in the consolidated statements of operations was as follows:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Research and Development	(50,661)	(37,738)	(19,144)
Sales and Operations	(18,502)	(19,831)	(17,147)
General and Administrative	(20,692)	(25,075)	(15,145)
Total share-based compensation	(89,855)	(82,644)	(51,436)
Tax benefit from stock-based compensation	7,271	5,012	6,093.36313648036
Total share-based compensation, net of tax effect	(82,584)	(77,632)	(45,343)
For the periods ended December 31, 2025 and 2024, the Company recognized €45.3 million and €77.6 million, respectively, of equity awards compensation expense, which consisted of share-based compensation expense, net of €5.1 million and €3.7 million capitalized stock-based compensation relating to internally developed software in 2025 and 2024, respectively.
During the year ended December 31, 2025, the departures of the Company’s former Chief
Executive Officer and Chief Revenue Officer resulted in the forfeiture of unvested stock-based compensation awards of both restricted and performance based awards. As a result, the
Company reversed €4.0 million of previously recognized stock-based compensation expense, which is reflected, respectively as a reduction of €3.0 million in General and Administrative expense and a reduction of €1.0 million in Sales and Operations, for the year ended December
31, 2025. The summary of the forfeitures by award type is presented in the tables below.
The breakdown of the equity award compensation expense by instrument type was as follows:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Share options	(83)	(42)	—
Lock-up shares	(30,719)	(19,243)	—
Restricted stock units / Performance stock units	(57,276)	(61,675)	(51,436)
Non-employee warrants	(1,777)	(1,684)	—
Total share-based compensation	(89,855)	(82,644)	(51,436)
Tax benefit from stock-based compensation	7,271	5,012	6,093
Total share-based compensation, net of tax effect	(82,584)	(77,632)	(45,343)
Annex C-32
Stock Options
Stock options granted under the Company’s stock incentive plans generally vest over four years, subject to the holder’s continued service through the vesting date and expire no later than 10 years from the date of grant.

	Options Outstanding
	Number of Shares Underlying Outstanding Options	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding - December 31, 2024	218,681	€18.13	4.5	€3,841.0
Options granted	—
Options exercised	(111,156)
Options canceled	(1,100)
Options expired	(19,710)
Outstanding - December 31, 2025	86,715	€15.35	4.0	€244.0
Vested and exercisable - December 31, 2025	86,715
The aggregate intrinsic value represents the difference between the exercise price of the options and the fair market value of common stock on the date of exercise. No new stock options were granted in the year ending December 31, 2025 and December 31, 2024. As of
December 31, 2025, there is no unrecognized stock-based compensation expense related to unvested stock options.
Lock up shares
On August 1, 2022, 2,960,243 Treasury shares were transferred to the Founder (referred to as
Lock Up Shares or "LUS"), as partial consideration for the Iponweb Acquisition. As these shares are subject to a lock-up period that expires in three installments on each of the first three anniversaries of the Iponweb Acquisition, unless the vesting schedule changed or the Iponweb
Founder's employment agreement was terminated under certain circumstances during the duration of the lock-up period. These shares were considered as share-based compensation under IFRS 2 and were accounted over the three-year lock-up period. The share based compensation expenses is included in Research and Development expenses on the
Consolidated Statement of Income.
The shares were valued based on the Nasdaq weighted average share price.
In 2024, the Iponweb Founder’s employment agreement was terminated, resulting in the early expiration of the three-year lock-up period.
As at December 31, 2025, the company had no compensation expense related to lock up shares anymore.
Annex C-33
Restricted Stock Units and Performance Stock Units
During the year ended December 31, 2025, the Company granted new equity under our current equity compensation plans, which was comprised of restricted stock units (“RSU”), and performance-based RSU awards consisting of total shareholder return (“TSR”) and performance vesting conditions (“PSU”) to the Company’s senior executives.
Restricted Stock Units
Restricted stock units generally vest over four years, subject to the holder’s continued service and/or certain performance conditions through the vesting date. In the following tables, exercise prices, grant date share fair values and fair value per equity instruments are provided in euros, as the Company is incorporated in France and the euro is the currency used for the grants. The grant date fair value is determined by the Company Nasdaq share price the day prior to the grant.

	Shares (RSU)	Weighted-Average Grant date Fair Value Per Share
Outstanding as of December 31, 2024	4,422,434	€30.48
Granted	2,465,484	25.79
Vested	(1,831,852)	27.02
Forfeited	(537,369)	30.17
Outstanding as of December 31, 2025	4,518,697	€29.33
The RSUs are subject to a vesting period of four years, over which the expense is recognized on a straight-line basis. A total of 2,465,484 shares have been granted under this plan in the year 2025, with a weighted-average grant-date fair value of €25.79.
At December 31, 2025, the Company had unrecognized stock-based compensation relating to restricted stock of approximately €69.9 million, which is expected to be recognized over a weighted-average period of 3.1 years.
Annex C-34
Performance Stock Units
Performance stock units are subject to either a performance condition or a market condition.
Performance stock units subject to non-market condition
Awards that are subject to a performance condition, are earned based on internal financial performance metrics measured by Contribution ex-TAC. A total of 217,239 shares have been granted at target under two plans with a vesting period of three years. The target shares are subject to a range of vesting from 0% to 200% based on the performance of internal financial metrics, for a maximum number of shares of 434,478.
The grant-date fair value is determined based on the fair-value of the shares at the grant date.
The weighted average grant-date fair value of those plans is €25.02 per share for a total fair value of approximately €7.3 million, to be expensed on a straight-line basis over the respective vesting period. The number of shares granted, vesting and outstanding subject to performance conditions is as follows:

	Shares (PSU)	Weighted-Average Grant date Fair Value Per Share
Outstanding as of December 31, 2024	836,008	€29.62
Granted	217,239	25.02
Performance share adjustment	(38,264)
Vested	(322,701)	29.54
Forfeited	(250,143)	30.68
Outstanding as of December 31, 2025	442,139	€28.22
At December 31, 2025, the Company had unrecognized stock-based compensation relating to restricted stock of approximately €3.4 million, which is expected to be recognized over a weighted-average period of 2.6 years.
Annex C-35
Performance stock units subject to market condition
Awards that are subject to a market condition are earned based on the Company’s total shareholder return relative to the Nasdaq Composite Index, and certain other vesting conditions.
A total of 217,239 shares have been granted at target under this plan, to be earned in two equal tranches over a term of two and three years, respectively. The target shares are subject to a range of vesting from 0% to 200% for each tranche based on the TSR, for a maximum number of shares of 434,478. The grant-date fair value is approximately €11.0 million, to be expensed on a straight-line basis over the respective vesting period.
The grant-date fair value was determined based on a Monte-Carlo valuation model using the following key assumptions:

Expected volatility of the Company	40.33%
Expected volatility of the benchmark	77.41%
Risk-free rate	3.95%
Expected dividend yield	—%
The number of shares granted, vested and outstanding subject to market conditions is as follows:

	Shares (TSR)	Weighted-Average Grant date Fair Value Per Share
Outstanding as of December 31, 2024	259,138	€45.38
Granted	217,239	50.47
Vested	—
Forfeited	(162,994)	46.82
Outstanding as of December 31, 2025	313,383	€48.15
As of December 31, 2025, the Company had unrecognized stock-based compensation related to performance stock units based on market conditions of €10.2 million, which is expected to be recognized over a weighted-average period of 1.8 years.
Modification of Performance Stock Units
On December 22, 2025, the Board of Directors approved modifications to the vesting terms of certain outstanding and unvested performance stock units ("PSUs")  previously granted.
The modification of non-market performance stock units amended the performance targets to allow for additional awards to vest, subject to three-year service period. Under IFRS 2, this was considered a beneficial modification and resulted in 0,3 million d’euros (0,4 million de dollars)
incremental compensation expense. The fair value of the modified performance awards was estimated using the closing stock price on the date of modification.
Annex C-36
The modification of market performance conditioned performance stock units ("TSR PSUs")
replaced the market performance condition with non-market performance conditions to be determined at a later date, subject to three-year service period. Under IFRS 2, this was considered a beneficial modification and resulted in incremental compensation expense of €0.3 million or $0.4 million, of which an immaterial amount was recognized during year-end
December 31, 2025. The incremental fair value of the modified awards was measured as the difference between the fair value of the modified award and the fair value of the original award as of the modification date.
Nonemployee warrants
Nonemployee warrants generally vest over four years, subject to the holder’s continued service through the vesting date. Stock options granted under the Company’s stock incentive plans generally vest over four years, subject to the holder’s continued service through the vesting date and expire no later than 10 years from the date of grant.

	Shares	Weighted- Average Grant date Fair Value Per Share	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding - December 31, 2024	159,897	€16.2	3.60	€3,122.5
Granted	—
Exercised	—
Canceled	—
Expired	—
Outstanding - December 31, 2025	159,897	€16.2	2.60	€1,150

Vested and exercisable - December 31, 2025	159,897
The aggregate intrinsic value represents the difference between the exercise price of the nonemployee warrants and the fair market value of common stock on the date of exercise.
During the period ended December 31, 2025, the weighted-average exercise price of nonemployee warrants is €25.25.
No new stock nonemployee warrants were granted in the year ending December 31, 2025 and
December 31, 2024. As of December 31, 2025, all instruments have fully vested.
Annex C-37
Note 9 – Financial and other Income and Expenses
The Consolidated Statements of Income line item “Financial income (expense)” can be broken down as follows:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Financial income from cash equivalents	4,316	9,299	5,004
Interest and fees	(2,075)	(1,686)	(2,178)
Interest on leases	(1,719)	(2,341)	(2,974)
Interest income (expense) on contingencies	(263)	—	—
Discounting impact	(4,890)	(1,633)	—
Foreign exchange gain / (loss)	(6,882)	(2,626)	(1,962)
Other financial income (expense)	7,611	(885)	(186)
Total financial and other income (expense)	(3,902)	128	(2,296)
The €(2.3) million euros financial and other expense for the period ended December 31, 2025 was mainly driven by interest income, partially offset by the recognition of a negative impact of foreign exchange, including end of year non-cash marked to market, the interests on leases and the financial expense relating to our €407 million available Revolving Credit Facility (“RCF”).
The €0.1 million financial and other expense for the period ended December 31, 2024 was mainly driven by interest income, partially offset by the recognition of a negative impact of foreign exchange, including end of year non-cash marked to market, the accretion of earn-out liability related to the Iponweb acquisition and the financial expense relating to our €407 million available Revolving Credit Facility (“RCF”).
The €(3.9) million financial and other expense for the period ended December 31, 2023 was mainly driven by proceeds from disposal of non consolidated investments fully offset by the recognition of a negative impact of foreign exchange, the accretion of earn-out liability related to
Iponweb acquisition and interests expense relating to our €407 million available Revolving
Credit Facility (RCF).
Annex C-38
Note 10 – Provision for Income Taxes
Breakdown of Income Taxes
The Consolidated Statement of Income line item “Provision for income taxes” can be broken down as follows:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Current income tax provision	40,368	60,834	55,049
Deferred income tax provision	(23,620)	(25,860)	(8,639)
Provision for income taxes	16,748	34,974	46,410
Reconciliation between the Effective and Nominal Tax Expense
The following table shows the reconciliation between the effective and nominal tax expense at the nominal standard French rate of 25.8% (excluding additional contributions):

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Income before taxes	62,220	147,688	173,544
Theoretical group tax rates	25.82%	25.82%	25.82%
Nominal tax expense (benefit)	16,065	38,133	44,809
(Increase) Decrease in tax expense arising from :
French Research Tax Credit, Crédit d’Impôt Recherche (“CIR”)	(2,197)	(1,672)	(1,475)
Shared-based compensation, net of tax deductions	8,103	2,140	(857)
Changes in Unrecognized Tax Benefit	—	—	9,166
Non-tax deductible provision from loss contingency on regulatory matters (see Note 25)	(5,127)	—	—
Non deductible expenses	4,873	7,161	3,847
Non recognition of deferred tax assets	806	333	623
Utilization or recognition of previously unrecognized tax losses	(1,627)	(5,397)	(9,342)
Other Taxes Presented as Income Taxes	1,473	1,143	8,366
Income eligible to reduced taxation rate (1)	(4,180)	(5,355)	(7,991)
Effect of different tax rates	(467)	342	(1,509)
Other differences	(974)	(1,854)	773
Provision for income taxes	16,748	34,974	46,410
Effective tax rate	26.9%	23.7%	26.7%
(1) Income eligible to reduced taxation rate refers to the application of a reduced income tax rate on the majority of the technology royalties income
Annex C-39
In December 2021, the Organization for Economic Cooperation and Development (OECD)
released Pillar Two Model Rules defining the global minimum tax, which calls for the taxation of a minimum rate of 15% for multinational companies with consolidated revenue above
€750 million. Numerous jurisdictions have enacted or are in the process of enacting legislation to adopt a minimum effective tax rate. As of December 31, 2025 and 2024, the adoption of Pillar
Two resulted in an impact of €0.6 million and €2.8 million recognized in Provision for income taxes within the Consolidated Statement of Operations. The Company will continue to assess the ongoing impact of Pillar Two as additional guidance becomes available. The Company has applied the temporary exception introduced by the amendments to IAS 12 related to the OECD
Pillar Two model rules and, accordingly, does not recognize or disclose deferred tax assets or liabilities arising from Pillar Two income taxes.
On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was enacted, introducing significant changes to both US domestic and international tax provisions. The legislation did not have a material impact on our income tax expense for the year ended December 31, 2025 and did not have a material impact on our effective income tax rate.
Annex C-40
Deferred Tax Assets and Liabilities
The following table shows the changes in the major sources of deferred tax assets and liabilities:

(in thousands of euros)	Defined Benefit Obligation	Tax losses	Intangible & Tangible assets**	Other*	Limitation of Deferred Tax Assets	Deferred Tax Position
Balance at January 1, 2023	899	20,111	(352)	35,636	(29,195)	27,099
Recognized in profit or loss	135	(3,137)	17,167	8,276	1,104	23,545
Recognized in other comprehensive income	(69)	—	—	—	42	(27)
Change in scope	—	—	—	(995)	995	—
Currency translation adjustments	—	29	(406)	(1,221)	94	(1,504)
Transfer	—	—	(188)	188	—	—
Balance at December 31, 2023	965	17,003	16,221	41,884	(26,960)	49,113
Recognized in profit or loss	400	(2,498)	24,423	555	2,970	25,850
Recognized in other comprehensive income	51	—	—	—	(240)	(189)
Currency translation adjustments	5	304	518	2,769	551	3,493
Transfer	(117)	—	2,058	(1,942)	11	10
Balance at December 31, 2024	1,304	14,809	43,220	43,266	(23,668)	78,277
Recognized in profit or loss	840	(395)	433	(1,561)	9,322	8,639
Recognized in other comprehensive income	(142)	—	—	191	(30)	19
Currency translation adjustments	(39)	(1,781)	(866)	(3,672)	(1,761)	(8,119)
Transfer	—	—	2,828	(2,828)	—	—
Balance at December 31, 2025	1,963	12,633	45,615	35,396	(16,137)	78,816
*Other deferred tax assets and liabilities are mainly comprised of research tax credits and employee related-payables.
**Includes Section 174 expense capitalization
The Company mainly has net operating loss carryforwards in the U.S. for €31.3 million in various states, which begin to expire in 2031 and net operating loss carryforwards in the United
Kingdom for €26.9 million which have no expiration date. The company has €5.2 million of state
R&D tax credits which can be carry-forward indefinitely.
Utilization of our net operating loss and tax credit carryforwards in the US may be subject to annual limitations due to the ownership change limitations provided by the IRS Code 382 and similar state provisions. Such annual limitations could result in the expiration of the net operating loss and tax credit carryforwards before their utilization.
As of December 31, 2025, we have not provided deferred taxes on unremitted earnings related to foreign subsidiaries. We intend to continue to reinvest these foreign earnings indefinitely and do not expect to incur any significant taxes related to such amounts.
Annex C-41
Uncertain Tax Positions
In 2025, the Group recognized current income tax of €9.2 million related to uncertain tax positions and has cumulatively recorded liabilities of €26.9 million for uncertain tax positions at
December 31, 2025, none of which are reasonably expected to be resolved within 12 months.
During the year ended December 31, 2025, the Company recorded an unrecognized tax benefit of approximately €7.4 million related to certain income tax positions associated with stock-based compensation, based on management’s evaluation of the relevant facts and circumstances as of December 31, 2025, in accordance with IAS 12.
The ultimate resolution of uncertain tax positions depends on the interpretation of applicable tax laws and regulations and may be affected by future developments, including examination outcomes, changes in facts and circumstances, or the expiration of applicable statutes of limitations. Management evaluates uncertain tax positions based on the relevant risks, facts, and circumstances existing at each reporting date and believes that the recorded liabilities adequately reflect these uncertainties. Actual outcomes may differ from management’s estimates and could affect the Company’s effective income tax rate in future periods.
The Company files income tax returns in France, the United States (at the federal and state levels), and various other foreign jurisdictions, and is subject to income tax examinations by tax authorities in these jurisdictions. The Company is currently under examination in France for the
2022 and 2023 tax years. Other tax years and jurisdictions remain subject to examination under applicable statutes of limitations.
Annex C-42
Note 11 – Categories of Financial Assets and Liabilities
Financial Assets
The following schedules disclose our financial assets categories for the presented periods:

	December 31, 2023
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Marketable securities	20,403	—	20,403
Non current financial assets	4,791	4,791	4,791
Trade receivables, net of allowances	701,887	701,887	701,887
Other current assets	135,244	135,244	135,244
Restricted cash * (of which €67.9m current)	67,873	—	67,873
Cash and cash equivalents	304,040	—	304,040
Total	1,234,238	841,922	1,234,238

	December 31, 2024
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Marketable Securities	40,259	—	40,259
Non current financial assets	4,170	4,170	4,170
Trade receivables, net of allowances	770,870	770,870	770,870
Other current assets	86,793	86,793	86,793
Restricted cash	241	—	241
Cash and cash equivalents	279,895	—	279,895
Total	1,182,228	861,833	1,182,228

	December 31, 2025
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Marketable Securities	39,780	—	39,780
Non current financial assets	7,076	7,076	7,076
Trade receivables, net of allowances	495,396	495,396	495,396
Other current assets	71,936	71,936	71,936
Restricted cash	273	—	273
Cash and cash equivalents	291,028	—	291,028
Total	905,489	574,408	905,489
* As part of the Iponweb Acquisition, we had deposited $100.0 million of cash into an escrow account containing withdrawal conditions. The cash secures the Company's potential payment of Iponweb Acquisition contingent consideration to the Sellers, which was subject to the achievement of certain revenue targets by the Iponweb business for the 2022 and 2023 fiscal years. During the years ended December 31, 2023 and 2024, the company settled earn-out payment of €20.2 million and €52.3 million respectively.
Financial Liabilities
Annex C-43
The following schedules disclose our financial liabilities categories for the presented periods:

	December 31, 2023
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	3,137	3,137
including derivative instruments	2,304	2,304
Trade Payables	760,208	760,208
Other current liabilities	257,434	257,434
Total	1,020,779	1,020,779

	December 31, 2024
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	3,266	3,266
including derivative instruments	2,943	2,943
Trade Payables	773,962	773,962
Other current liabilities	171,808	171,808
Total	949,036	949,036

	December 31, 2025
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	9,876	9,876
including derivative instruments	9,666	9,666
Trade Payables	481,668	481,668
Other current liabilities	166,226	166,226
Total	657,770	657,770

Annex C-44
Note 12 – Goodwill
Goodwill allocated to the two reportable segments and the changes in the carrying amount for the years ended December 31, 2025 and 2024 were as follows:

(In thousands of euros)	Performance Media	Retail Media	Total

Balance at January 1, 2024	336,917	137,468	474,385
Currency translation adjustment	15,471	6,057	21,528
Balance at December 31, 2024	352,388	143,525	495,913
- Gross value at end of period	352,388	143,525	495,913
Balance at January 1, 2025	352,388	143,525	495,913
Currency translation adjustment	(28,580)	(11,302)	(39,882)
Balance at December 31, 2025	323,808	132,223	456,031
- Gross value at end of period	323,808	132,223	456,031
As at December 31, 2025, 2024 and 2023, the Company did not recognize any goodwill impairment as the recoverable value of the cash generating unit exceeded significantly its carrying value.
Annex C-45
Note 13 – Intangible assets
Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Internally developed software	Technology and customer relationships	Intangible in Progress	Total

Balance at January 1, 2024	19,383	85,816	58,500	163,699
Additions to intangible assets	5,671	—	42,279	47,950
Disposals	(1,175)	(2,625)	(1,829)	(5,629)
Amortization and impairment expense	(23,275)	(32,216)	—	(55,491)
Currency translation adjustment	800	930	777	2,507
Transfer into service	40,706	—	(40,980)	(274)
Balance at December 31, 2024	42,110	51,905	58,747	152,762
Gross value at end of period	121,119	239,018	58,747	418,884
Accumulated amortization and impairment at end of period	(79,009)	(187,113)	—	(266,122)
Balance at January 1, 2025	42,110	51,905	58,747	152,762
Additions to intangible assets	17,918	—	42,612	60,530
Disposals	(1,178)	—	(817)	(1,995)
Amortization and impairment expense	(45,987)	(32,794)	—	(78,781)
Currency translation adjustment	(1,807)	(1,674)	(1,163)	(4,644)
Transfer into service	51,616	—	(52,391)	(775)
Balance at December 31, 2025	62,672	17,437	46,988	127,097
Gross value at end of period	185,216	226,186	46,986	458,388
Accumulated amortization and impairment at end of period	(122,544)	(208,747)	—	(331,291)
Additions to internally developed software consist mainly of capitalization of internally developed internal-use software technology.
Impairment expense of €2.2 million ($2.5 million) and €5.3 million ($5.7 million) have been recognized for the years ended December 31, 2025 and 2024 in Research and Development
Expense in the Consolidated Statement of Operations. No material impairment expense was recognized during the year ended December 31,2023.
During the year ended December 31, 2025, the Company recorded accelerated amortization of
$7.9 million (€7.0 million) and a nonrecurring impairment charge of $0.9 million (€0.8 million)
related to internally developed intangible assets following Alphabet Inc.'s decision not to deprecate third-party cookies in Chrome.
The average life of software is 3 years. The average life of technology and customer relationships is between 3 and 9 years.
Annex C-46
Note 14 – Property and Equipment
Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Fixtures and fittings	Furniture and equipment	Construction in progress	Total
Balance at January 1, 2024	9,030	63,295	42,150	114,475
Additions to tangible assets	3,328	22,788	94	26,210
Disposal of tangible assets	—	(2,028)	—	(2,028)
Depreciation expense	(2,836)	(35,192)	—	(38,028)
Currency translation adjustments	167	1,589	829	2,585
Transfer into service	1,567	40,663	(42,230)	—
Balance at December 31, 2024	11,256	91,115	843	103,214
Gross value at end of period	19,952	277,352	843	298,147
Accumulated depreciation at end of period	(8,696)	(186,237)	—	(194,933)
Balance at January 1, 2025	11,256	91,115	843	103,214
Additions to tangible assets	2,160	38,644	9,933	50,737
Disposal of tangible assets	(57)	(493)	—	(550)
Depreciation and impairment expense	(3,225)	(26,236)	—	(29,461)
Currency translation adjustments	(433)	(4,548)	(383)	(5,364)
Transfer into service	49	217	(266)	—
Balance at December 31, 2025	9,750	98,699	10,127	118,576
Gross value at end of period	20,843	269,831	10,127	300,801
Accumulated depreciation at end of period	(11,093)	(171,132)	—	(182,225)
Note 15 – Marketable Securities
As of December 2025, €39.8 million of investments were classified as Marketable Securities as they do not meet the cash and cash equivalent criteria and are accounted for using the amortized cost model. Management has the intent to hold the investments maturity and collect interest income. The interest income was not material as of December 31, 2025.
The fair value approximates the carrying amount of the securities given the nature of the term deposit and the maturity of the expected cash flows. The term deposit is considered a level 2 financial instrument as it is measured using valuation techniques based on observable market data.
Annex C-47
Note 16 - Leases
The Company has entered into operating lease agreements primarily for data centers and offices throughout the world with lease periods expiring between 2026 and 2036.
The components of lease expense are as follows:

	December 31, 2023
(In thousands of euros)	Offices	Data Centers	Total
Depreciation and impairment expense	14,729	20,149	34,878
Interest expense	685	1,035	1,720
Short term lease expense	588	39	627
Variable lease expense	742	69	811
Sublease income	(852)	—	(852)
Total	15,892	21,292	37,184

	December 31, 2024
(In thousands of euros)	Offices	Data Centers	Total
Depreciation and impairment expense	12,690	21,527	34,217
Interest expense	888	1,454	2,342
Short term lease expense	878	—	878
Variable lease expense	1,406	162	1,568
Sublease income	(1,292)	—	(1,292)
Total	14,570	23,143	37,713

	December 31, 2025
(In thousands of euros)	Offices	Data Centers	Total
Depreciation and impairment expense	13,580	15,669	29,249
Interest expense	1,328	1,646	2,974
Short term lease expense	422	—	422
Variable lease expense	1,339	142	1,481
Sublease income	(881)	—	(881)
Total	15,788	17,457	33,245
Annex C-48
The right of use asset is compromised of the following items:

	December 31, 2023
(In thousands of euros)	Gross Book Value	Amortization and Depreciation	Net
Offices	93,313	(37,673)	55,640
Data Centers	109,313	(64,572)	44,741
Total	202,626	(102,245)	100,381

	December 31, 2024
(In thousands of euros)	Gross Book Value	Amortization and Depreciation	Net
Offices	107,860	(50,941)	56,919
Data Centers	125,113	(87,737)	37,376
Total	232,973	(138,678)	94,295

	December 31, 2025
(In thousands of euros)	Gross Book Value	Amortization and Depreciation	Net
Offices	127,607	(62,947)	64,660
Data Centers	145,755	(98,175)	47,580
Total	273,362	(161,122)	112,240
Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Offices	Data Centers	Total

Net value as of January 1, 2024	55,641	44,740	100,381
New contracts/modifications to existing contracts	13,298	13,629	26,927
Depreciation	(12,691)	(21,527)	(34,218)
Impairment	—	—	—
Currency translation adjustments	671	534	1,205
Net value as of December 31, 2024	56,919	37,376	94,295
New contracts/modifications to existing contracts	23,629	27,703	51,332
Depreciation	(13,580)	(15,669)	(29,249)
Currency translation adjustments	(2,308)	(1,830)	(4,138)
Net value as of December 31, 2025	64,660	47,580	112,240
Annex C-49
The lease liability is composed of the following:

	December 31, 2023
(In thousands of euros)	Offices	Data Centers	Total
Long term lease liabilities	47,474	26,674	74,148
Short term lease liabilities	10,125	21,338	31,463
Total	57,599	48,012	105,611

	December 31, 2024
(In thousands of euros)	Offices	Data Centers	Total
Long term lease liabilities	47,828	26,305	74,133
Short term lease liabilities	9,812	13,956	23,768
Total	57,640	40,261	97,901

	December 31, 2025
(In thousands of euros)	Offices	Data Centers	Total
Long term lease liabilities	53,955	35,550	89,505
Short term lease liabilities	12,615	15,832	28,447
Total	66,570	51,382	117,952
As of December 31, 2025, the future minimum lease payments were as follows:

(In thousands of euros)	Offices	Data Centers	Total

2026	13,209	15,238	28,447
2027	16,541	17,889	34,430
2028	14,121	13,383	27,504
2029	11,664	6,678	18,342
2030	8,862	503	9,365
2031 and after	7,952	384	8,335
Total future lease payments	72,349	54,075	126,423
Less Imputed Interest	(5,778)	(2,693)	(8,471)
Total lease liability balance	66,571	51,382	117,952
As of December 31, 2025, we have additional leases, for offices and data centers, that have not yet commenced which will result in additional operating lease liabilities and right of use assets of approximately €21.9 million and €21.9 million respectively. These operating leases will commence in 2026.
Annex C-50
Note 17 - Trade Receivables
The following table shows the breakdown in trade receivables net book value for the presented periods:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Trade accounts receivables	741,126	798,413	517,433
Less provision for credit losses	(39,239)	(27,543)	(22,037)
Net book value at end of period	701,887	770,870	495,396
Changes in allowance for doubtful accounts are summarized below:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Balance at beginning of period	(44,818)	(39,239)	(27,543)
Provision for doubtful accounts	(13,106)	(11,931)	(10,199)
Reversal of provision	17,977	24,670	13,766
Currency translation adjustment	708	(1,043)	1,939
Balance at end of period	(39,239)	(27,543)	(22,037)
Accounts receivable balances are written-off once the receivables are no longer deemed collectible.
Credit risk is defined as an unexpected loss in cash and earnings if the client is unable to pay its obligations in due time. We perform internal ongoing credit risk evaluations of our clients. When a possible risk exposure is identified, we require prepayments or impair Customer credit.
During 2025, a large US retailer – that is a customer primarily in our Performance Media segment – experienced financial difficulty and subsequently filed for bankruptcy. As of year end
2025, the Company recorded a full allowance for €5.2 million ($5.9 million) for the related receivables.
As of December 31, 2025, and 2024, no customer accounted for 10% or more of our gross accounts receivables.
Note 18 – Other Current Assets
The following table shows the breakdown in other current assets net book value for the presented periods:
Annex C-51

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Prepayments to suppliers	6,786	10,585	3,279
Employee-related receivables	880	153	689
Taxes receivables	98,905	51,866	48,542
Other debtors	4,107	5,442	5,927
Indemnification assets	593	—	—
Prepaid expenses	23,973	18,747	13,499
Gross book value at end of period	135,244	86,793	71,936
Net book value at end of period	135,244	86,793	71,936
Note 19 – Cash and Cash Equivalents
Consolidated Statement of the Financial Position
The following table presents for each reported period, the breakdown of cash and cash equivalents:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Interest-bearing bank deposits	45,995	37,772	154,710
Cash equivalents	258,045	242,123	136,318
Total Cash & cash equivalents	304,040	279,895	291,028
The short-term investments included investments in money market funds and interest–bearing bank deposits which met IFRS 7 — Statement of Cash Flow criteria: short-term, highly liquid investments, for which the risks of changes in value are considered to be insignificant.
Interest-bearing bank deposits are considered level 2 financial instruments as they are measured using valuation techniques based on observable market data. For the cash and cash equivalents, the fair value approximates the carrying amount, given the nature of the cash and cash equivalents and the maturity of the expected cash flows.
Consolidated Statement of Cash Flow
The breakdown of cash & cash equivalents presented in the Consolidated Statement of Cash
Flow can be reconciled with the financial statement position as follows:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Cash & cash equivalents	304,040	279,895	291,028
Net cash and cash equivalents	304,040	279,895	291,028
Annex C-52
Note 20 – Common shares
The Group manages its capital to ensure that entities in the Company will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.
Our capital structure consists of financial liabilities (net debt) and equity (issued capital, reserves, retained earnings and non-controlling interests).
The Group is not subject to any externally imposed capital requirements.
Change in Number of Shares

Change in number of shares	Number of ordinary shares
Balance at January 1, 2024	55,765,091
of which Common stock	61,165,663
of which Treasury stock	(5,400,572)
Issuance of shares under share option and free share plans (1)	(3,420,824)
Treasury shares issued for RSU vesting	2,366,158
Treasury shares issued for LUS vesting	1,953,761
Treasury shares retired (1)	3,590,000
Share repurchase program	(5,976,764)
Balance at December 31, 2024	54,277,422
of which Common stock	57,744,839
of which Treasury stock	(3,467,417)
Issuance of shares under share option and free share plans (2)	(2,084,944)
Treasury shares issued for RSU vesting	2,157,390
Treasury shares retired (2)	2,195,000
Share repurchase program	(5,393,002)
Balance at December 31, 2025	51,151,866
of which Common stock	55,659,895
of which Treasury stock	(4,508,029)
(1) Approved by the Board of Directors on April 25 and December 5, 2024
(2) Approved by the Board of Directors on December 8, 2025
Annex C-53
Note 21 – Earnings Per Share
Basic Earnings Per Share
The Group calculates basic earnings per share by dividing the net income for the period attributable to shareholders of the Parent company by the weighted average number of shares outstanding.

	December 31, 2023	December 31, 2024	December 31, 2025
Net income attributable to shareholders of Criteo S.A.	44,175	109,812	122,910
Weighted average number of shares outstanding	56,170,658	54,817,136	52,934,526
Basic earnings per share	0.79 €	2.00 €	2.32 €
Diluted Earnings Per Share
Diluted EPS considers the impact of potentially dilutive shares not yet issued from share-based compensation plans. There were no other potentially dilutive instruments outstanding as of
December 31, 2025, 2024 and 2023. Consequently all potential dilutive effects from shares are considered.
For each period presented, a contract to issue a certain number of shares (i.e., stock options and nonemployee warrants) was assessed as potentially dilutive, if it was “in the money” (i.e., the exercise or settlement price is lower than the average market price).

	December 31, 2023	December 31, 2024	December 31, 2025
Net income attributable to shareholders of Criteo S.A.	44,175	109,812	122,910
Weighted average number of shares outstanding of Criteo S.A.	56,170,658	54,817,136	52,934,526
Dilutive effect of :	3,084,564	2,328,272	262,021
- Restricted share awards	2,934,019	2,159,752	250,625
- Share options (OSA) and BSPCE	98,384	113,656	10,309
- Share warrants	52,161	54,864	1,087
Weighted average number of shares outstanding used to determine diluted earnings per share	59,255,222	57,145,408	53,196,547
Diluted earnings per share	0.75 €	1.92 €	2.31 €
Annex C-54
Note 22 – Employee Benefits
Defined Benefit Plans
According to the French law and the Syntec Collective Agreement, French employees are entitled to compensation paid on retirement, equal to up to twelve months of their salary based on term of employment.
The following table summarizes the changes in the projected benefit obligation:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Defined Benefit Obligation present value - Beginning of period	3,633	3,739	4,544
Service cost	371	458	694
Finance cost	149	146	177
Actuarial losses (gains)	(414)	201	(550)
Defined Benefit Obligation present value - End of period	3,739	4,544	4,865
The Company does not hold any plan assets for any of the periods presented.
The reconciliation of the changes in the present value of projected benefit obligation with the
Consolidated Statement of Income for the presented periods is illustrated in the following table:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Service cost	(371)	(458)	(694)
- Research and development expense	(243)	(305)	(384)
- Sales and operations expense	45	29	(90)
- General and administrative expense	(173)	(182)	(220)
Finance cost	(149)	(146)	(177)
- Finance income (expense)	(149)	(146)	(177)
Actuarial (losses) gains	414	(201)	550
- Other comprehensive (loss) income	414	(201)	550
The main assumptions used for the purposes of the actuarial valuations are listed below:

	December 31, 2023	December 31, 2024	December 31, 2025
Discount rate (Corp AA)	3.9%	3.9%	4.5%
Expected rate of salary increase	7.0%	7.0%	7.0%
Expected rate of social charges	48%	49%	50%
Estimated retirement age	Company based table	Company based table	Company based table
Life table	TH-TF 2000-2002 shifted	TH-TF 2000-2002 shifted	TH-TF 2000-2002 shifted
Staff turnover assumptions	Company historical table	Company historical table	Company historical table
Annex C-55
Defined Contribution Plans
The Company also provides qualified defined contribution plans primarily in France, the United
States, and the United Kingdom. The most significant of these plans is the 401(k) Plan, which covers eligible U.S. employees. Employees can contribute to the plans a specified percentage of their eligible compensation, subject to matching contributions from the Company on behalf of the eligible employee. The following table shows the Company's agreed contributions, reported in the Consolidated Statement of Operations for the period.

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Defined contributions plans included in personnel expenses	(16,598)	(17,616)	(17,758)
Note 23 – Financial Liabilities
The Company holds derivative financial instruments in order to manage and reduce exposure to the risk of exchange rate fluctuations.
The changes in current and non-current financial liabilities during the periods ended December
31, 2025 are illustrated in the following schedules:

(In thousands of euros)	December 31, 2024	New borrowings	Repayments	Change in scope	Other	Currency translation adjustment	December 31, 2025
Other financial liabilities	286	—	(71)	—	(215)	—	—
Non current portion	286	—	(71)	—	(215)	—	—
Other financial liabilities	37	—	—	—	215	(42)	210
Derivatives	2,943	6,723	—	—	—		9,666
Current portion	2,980	6,723	—	—	215	(42)	9,876
Other financial liabilities	323	—	(71)	—	—	(42)	210
Derivatives	2,943	6,723	—	—	—	—	9,666
Total	3,266	6,723	(71)	—	—	(42)	9,876
Annex C-56
We are party to several revolving credit facilities with third-party financial institutions. Our loans and RCF agreements are presented in the table below:

Date	Nominal/ Authorized amounts (in thousands of euros)	Amount drawn	Balance as of December 31, 2025 (in thousands of euros)	Interest rate	Settlement date
Bank syndicate RCF - Criteo SA
September 1, 2022	407,000	—	407,000	Floating rate : EURIBOR/ SOFR + margin depending on leverage ratio	September 2027
Other short-term lines of credit
	21,500	—	21,500	EURIBOR
The Bank Syndicate Revolving Line of Credit (RCF) is an unsecured sustainability-linked facility, subject to financial and nonfinancial covenants linked to our sustainability goals. As of year-end
December 31, 2025, and 2024, we were in compliance with the required covenants.
On November 17, 2023, we updated certain terms of our €407.0 million syndicated credit facility to a €407.0 million sustainability-linked credit facility, the framework for which was provided for in the initial credit facility agreement. Certain terms and conditions of the amended credit facility are now linked to our sustainability goals to increase the representation of women in tech roles and reduce our GHG emissions, while the rest of the credit facility agreement remains unchanged.
As of December 31, 2025, and 2024, no amounts have been drawn or are outstanding under the revolving credit facility.
We are also party to short-term credit lines in the form of overdraft facilities with HSBC plc, BNP
Paribas and LCL with an authorization to draw up to a maximum of €21.5 million in the aggregate under the short-term credit lines and overdraft facilities. As of December 31, 2025, we had not drawn on any of these facilities. Any loans or overdrafts under these short-term facilities bear interest based on the one month EURIBOR rate or three month EURIBOR rate. As these facilities are exclusively overdraft facilities, there is no maturity and our banks have the ability to terminate such facilities on short notice.
Annex C-57
Note 24 – Net debt
The company net debt is calculated by offsetting the cash and cash equivalents from the financial liabilities.
As shown in note 6 and 19, the market risk is monitored by management, who define the management policy regarding the consolidated net debt in terms of liquidity, interest rates, exchange rates and counterparty risk for the upcoming months and analyzes the previous events (realized transactions, financial results).
The following tables show the maturity and allocation by currency of our financial liabilities and cash and cash equivalents.
Net debt by maturity

(In thousands of euros)	Carrying value	Maturity
		2026	2027	2028	2029	2030
Other financial liabilities	210	210	—	—	—	—
Derivatives	9,666	9,666	—	—	—	—
Financial liabilities	9,876	9,876	—	—	—	—
Cash and cash equivalents	291,028	291,028	—	—	—	—
Net financial debt	(281,152)	(281,152)	—	—	—	—
Net debt by currency

(In thousands of euros)	Carrying value	Currency
		EUR	GBP	USD	JPY	Others
Other financial liabilities	210	196	—	14	—	—
Derivatives	9,666	9,666	—	—	—	—
Financial liabilities	9,876	9,862	—	14	—	—
Cash and cash equivalents	291,028	114,810	1,873	141,398	16,499	16,448
Net financial debt	(281,152)	(104,948)	(1,873)	(141,384)	(16,499)	(16,448)
Annex C-58
Note 25 – Contingencies
The change in contingencies is detailed in the following table:

(In thousands of euros)	Provision for employee related litigation	Provision for tax related litigation	Other provisions	Total
Balance at January 1, 2024	370	29,970	1,582	31,922
Charges	723	—	—	723
Provision used	(186)	—	—	(186)
Provision released not used	(39)	—	(637)	(676)
Currency translation adjustments	(14)	—	10	(4)
Balance at December 31, 2024	854	29,970	955	31,779
Charges	113	2,887	6,509	9,509
Provision reversed not used	(331)	—	—	(331)
Currency translation adjustments	(37)	(770)	(237)	(1,044)
Other	—	(13,398)	—	(13,398)
Balance at December 31, 2025	599	18,689	7,227	26,515
of which current	599	28	7,227	7,854
Legal and Regulatory Matters
Following a complaint from Privacy International against a number of advertising technology companies with certain data protection authorities, including in France, France's Commission
Nationale de l'Informatique et des Libertés (the "CNIL") opened a formal investigation in January
2020 against Criteo. In June 2023, the CNIL issued its decision, which retained alleged
European Union's General Data Protection Regulation ("GDPR") violations but reduced the financial sanction against Criteo from the original amount of €60 million ($70.5 million) to
€40 million ($47.0 million). Criteo issued the required sanction payment during the third quarter of 2023. The decision relates to past matters and does not include any obligation for Criteo to change its current practices. Criteo has appealed this decision before the French Council of
State (Conseil d’Etat).
As previously disclosed, the Company is party to a claim (Doe vs. GoodRx Holdings, Inc. et al.
in the US District Court for the Northern District of California) alleging violations of various state and federal laws. In the third quarter of 2025, the Company agreed to settle the matter for
$7.0 million, subject to court approval. In January 2026, the court denied approval of the proposed settlement.
The Company continues to engage in discussions with the plaintiffs and GoodRx to address the
Judge’s requests and re-file the settlement agreement. Based on management's assessment of the underlying facts and circumstances, including the status of settlement discussions and the indemnification arrangement with GoodRx, the Company recognized an estimated probable loss
$7.0 million (€6.0 million) within “Contingencies-current portion” as of December 31, 2025.
GoodRx has agreed to indemnify Criteo for $5.5 million (€4.7 million) in connection with this matter, and the Company recognized an indemnification receivable of $5.5 million (€4.7 million)
within “Prepaid expenses and other current assets”. The resulting estimated net probable loss of
Annex C-59
$1.5 million (€1.3 million) was recognized within “General and administrative expenses” in the
Company’s consolidated statement of operations for the year ended December 31, 2025. The results of legal proceedings are inherently uncertain and it is reasonably possible that the ultimate loss may differ from our estimate.
On July 9, 2025, a putative class action was filed against the Company, CVS and others in the
U.S. District Court for the Central District of California, alleging violations of various laws regarding sensitive health and personal information. On October 27, 2025, the action was dismissed with respect to the Company. On November 7, 2025, a second amended putative class action complaint was filed against the Company, CVS and others in the U.S. District Court for the Central District of California, again alleging violations of various laws regarding sensitive health and personal information. The plaintiffs seek damages and injunctive relief. We dispute the allegations of wrongdoing and intend to defend ourselves vigorously in these matters. On
January 30, 2026, the plaintiff filed a stipulation to dismiss the case, and the parties are currently engaged in mediation.
On October 17, 2025, AlmondNet, Inc. and Intent IQ, LLC filed a patent-infringement lawsuit in the U.S. District Court for the District of Delaware. The complaint was served to the Company on October 21, 2025. The plaintiffs seek damages and injunctive relief. We dispute the allegations of wrongdoing and intend to defend ourselves vigorously in these matters.
Non income tax risks
During the year ended December 31, 2025,  management reassessed the provision related to certain non-income tax matters, reducing the balance from €29.9 million to €18.7 million. These risks were initially identified and recognized as part of the Iponweb Acquisition in 2022. In accordance with the purchase agreement relating to the acquisition, the Company is indemnified against specific tax risks, and as such, an indemnification asset has been recorded. The indemnification asset is recorded as part of "Other noncurrent assets" on the consolidated statement of financial position.
Note 26 – Other current liabilities
Other current liabilities are presented in the following table:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Clients’ prepayments	23,421	9,275	3,945
Credit notes	21,099	30,743	31,356
Employee-related payables	102,522	105,140	95,795
Other taxes payables	60,327	18,433	13,632
Accounts payable relating to capital expenditures	3,028	1,692	15,426
Earn-out liability - current portion	45,653	241	—
Other creditors	1,375	4,590	2,850
Deferred revenue	9	1,694	3,222
Total	257,434	171,808	166,226
Annex C-60
Accounts payable relating to capital expenditures are primarily related to the purchase of datacenter equipment.
Note 27 – Commitments and contingencies
Purchase Obligations
As of December 31, 2025, the Group had €58.2 million of other non-cancellable contractual obligations, primarily related to software licenses, maintenance and bandwidth for the servers.
Note 28 – Expenses by nature

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Traffic acquisition costs	(856,970)	(750,323)	(681,793)
Employee benefits	(500,903)	(490,725)	(479,778)
Depreciation and amortization expenses	(92,137)	(93,518)	(108,242)
Share-based compensation expenses	(89,855)	(82,644)	(51,638)
Lease expenses	(34,878)	(34,217)	(29,249)
Other operating expenses	(161,611)	(187,825)	(194,774)
Total expenses	(1,736,354)	(1,639,252)	(1,545,474)
Annex C-61
Note 29 – Related Parties
The Executive Officers as of December 31, 2025 were:
•Michael Komasinski - Chief Executive Officer
•Sarah Glickman - Chief Financial Officer and Principal Accounting Officer
•Ryan Damon - Chief Legal and Transformation Officer
Total compensation for the Executive Officers, including social contributions, is summarized in the following table:

(In thousands of euros)	December 31, 2023	December 31, 2024	December 31, 2025
Short-term benefits (1) (2)	(2,930)	(5,310)	(4,375)
Share-based compensation (2)	(9,074)	(13,729)	(4,197)
Total	(12,004)	(19,039)	(8,572)
(1) Wages, bonuses and other compensations
(2) Including former officers departed during the year ended December 31, 2025
For the year ended December 31, 2025, 2024 and 2023, there were no material related party transactions.
Note 30 – Subsequent Events
Share Repurchase Program extension
On February 6, 2026, the Board of Directors approved an increase to the Company’s share repurchase program for the Company’s outstanding American Depositary Shares. As of
February 6, 2026, following this approval, the remaining authorization under the program was up to $200 million. The Company intends to use repurchased shares under this program primarily to satisfy employee equity plan vesting in lieu of issuing new shares, which would limit future dilution to shareholders, and may also use such shares in connection with potential acquisition transactions.
Annex D-1
ANNEX D
CRITEO S.A.
Reconciliation of Cash from Operating Activities to Free Cash Flow
(U.S. dollars in thousands, unaudited)

	Twelve Months Ended
	December 31,
	2025	2024

CASH FROM OPERATING ACTIVITIES	$311,237	$258,161
Acquisition of intangible assets, property and equipment	(102,739)	(78,112)
Disposal of intangibles assets, property and equipment	2,013	1,476
FREE CASH FLOW (1)	$210,511	$181,525
(1) Free Cash Flow is defined as cash flow from operating activities less net acquisitions of intangible assets, property and equipment.
Appendix A-1
APPENDIX A
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO AMENDED 2016 STOCK OPTION PLAN
Appendix A-2
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the
French version will prevail.
AMENDED 2016 STOCK OPTION PLAN
Adopted by the Board on April 7, 2016
Approved by the Company’s combined shareholders’ general meeting of June 29, 2016
Amended from time to time. Last amendment by the Board: April 6, 2022 and April 9, 2025
Appendix A-3

1. Purpose of the Plan ......................................................................................................................	4
2. Definitions .......................................................................................................................................	4
3. Shares Subject to the Plan ..........................................................................................................	8
(a)Number of Shares Available for Grants. ..............................................................................	8
4. Administration of the Plan ............................................................................................................	8
(a)General. ....................................................................................................................................	8
(b)Powers of the Administrator. .................................................................................................	8
(c)Effect of Administrator’s Decision. ........................................................................................	9
5. Limitations ......................................................................................................................................	9
(a)U.S. Beneficiaries. ..................................................................................................................	9
6. Term of Plan ...................................................................................................................................	10
7. Term of Options .............................................................................................................................	10
8. Option Exercise Price and Consideration ..................................................................................	11
(a)Subscription or Purchase Price. ...........................................................................................	11
(b)Prohibition on Repricing. ........................................................................................................	11
(c)Vesting Period, Minimum Vesting Period and Exercise Dates. .......................................	11
(d)Form of Consideration. ..........................................................................................................	12
9. Exercise of Options .......................................................................................................................	12
(a)Procedure for Exercise; Rights as a Shareholder. ............................................................	12
(b)Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months. .................................................................................................................	13
(c)Termination of the Optionee’s Continuous Status as Beneficiary. ..................................	13
(d)Disability of Optionee. ............................................................................................................	14
(e)Death of Optionee. ..................................................................................................................	14
10. Non-Transferability of Options ..................................................................................................	14
11. Adjustments Upon Changes in Capitalization, Dissolution ...................................................	14
(a)Changes in Capitalization. .....................................................................................................	14
(b)Dissolution or Liquidation. .....................................................................................................	15
12. Change in Control .......................................................................................................................	15
(a)Assumption or Substitution of Options. ...............................................................................	15
(b)Cashout of Options. ................................................................................................................	16
(c)Plan Binding on Successors. ................................................................................................	16
13. Grant .............................................................................................................................................	16
14. Amendment, Modification and Termination of the Plan .........................................................	17
(a)Amendment and Termination. ...............................................................................................	17
(b)Shareholders’ approval. .........................................................................................................	17
(c)Effect of amendment or termination. ....................................................................................	17
15. Compliance with Company Policies .........................................................................................	17
Appendix A-4
Exhibit A – Sub-Plan for Israeli Beneficiaries
Exhibit B – Stock Option Grant Agreement
Part I – Notice of Stock Option Grant
Part II – Terms and Conditions
Appendix A-5
CRITEO
AMENDED 2016 STOCK OPTION PLAN
1.Purpose of the Plan
Pursuant to its decision, taken on April 7, 2016 as approved by the Company’s combined shareholders’ general meeting of June 29, 2016, the Board decided, in compliance with the provisions of articles L. 225−177 et. seq. of the French Commercial Code, to adopt the 2016 stock option plan of the Company, as amended and extended thereafter (the “Criteo Amended
2016 Stock Option Plan”), the terms and conditions of which, as amended by the Board from time to time, are set out below.
The purpose of the Plan is to:
•attract and retain the best available personnel for positions of substantial responsibility;
•provide additional incentive to Beneficiaries; and
•promote the success of the Company’s business.
Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock
Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable Laws in order that they may benefit from available tax advantages.
2.Definitions
(1)“Administrator” means the Board, which shall administer the Plan in accordance with Section 4 of the Plan.
(2)“Affiliated Company” means an entity which conforms with the criteria set forth in article L. 225−180 of the French Commercial Code as follows:
•entities of which at least ten per cent (10%) of the share capital or voting rights are held directly or indirectly by the Company;
•entities which own directly or indirectly at least ten per cent (10%) of the share capital or voting rights of the Company; and
•entities of which at least fifty per cent (50%) of the share capital or voting rights are held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.
(3)“Agreed Leave” means any leave of absence having received a prior approval from the Company or, in the case of a U.S. Beneficiary, requiring no prior approval under U.S.
laws or, in the case of a U.K. Beneficiary, requiring no prior approval under applicable U.K. laws.
Leaves of absence requiring prior approval from the Company shall include leaves of more than three (3) months for illness or conditions about which the employee has advance knowledge, military leave, and any other personal leave. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave of whatever duration, which shall also not terminate the employment relationship between the Beneficiary and the Company or any Affiliated Company.  Notwithstanding the foregoing, for purposes of U.S. Beneficiaries and
Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment
Appendix A-6
upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of an Agreed Leave is not so guaranteed, on the 91st day of such leave any Incentive
Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-Statutory Stock Option.
(4)“Applicable Laws” means for the U.S., the legal requirements related to the administration of stock option plans under federal and state corporate and securities laws, including requirements of any exchange or quotation system on which the Shares may then be listed or quoted, and the Code in force in the United States of America.
(5)“Beneficiary” means the chairman of the board of directors (président du conseil
d’administration), the general manager (directeur général) and the deputy general managers
(directeurs généraux délégués) or, as the case may be, the chairman and the members of the management board (président et membres du directoire) of the Company as well as any individual employed by the Company or by any Affiliated Company under the terms and conditions of an employment contract or otherwise, it being specified that a term of office of director of the Company or director of an Affiliated Company (remunerated or not) shall not be deemed to constitute an employment relationship.
(6)“Board” means the board of directors of the Company.
(7)“Change in Control” means (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii)
the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the
Company or (2) an Excluded Entity.
(8)“Code” means the United States Internal Revenue Code of 1986, as amended, including rules, regulations and guidance promulgated thereunder and successor provisions and rules and regulations thereto.
(9)“Company” means CRITEO, a société anonyme organized under the laws of the
Republic of France, having its registered office located at 32 rue Blanche, 75009 Paris, France and registered with the trade and companies registry under number 484 786 249 RCS Paris.
(10)“Continuous Status as a Beneficiary” means as regards the chairman of the board of directors, the general manager, the deputy general manager(s) or, as the case may be, the chairman and the members of the management board, that the term of their office has not been terminated and, as regards an employee, that the employment relationship between the
Beneficiary and the Company or any Affiliated Company is not terminated.  Continuous Status as a Beneficiary shall not be considered terminated in the case of an (i) Agreed Leave or (ii)
transfers between locations of the Company or between the Company or any Affiliated
Company or the contrary or also from an Affiliated Company to another Affiliated Company.
(11)“Date of Grant” means the date of the decision of the Board to grant the Options.
(12)“Disability” means a disability declared further to a medical examination provided for in article R. 4624−21 of the French Labour Code or pursuant to any similar provision applicable to a foreign Affiliated Company or Beneficiary.
Appendix A-7
(13)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(14)“Fair Market Value” means the value for one Share as determined in good faith by the Administrator, according to the following provisions, as provided in the Shareholders
Authorization:
i.the Board may determine the subscription or purchase price of a share by reference to the closing sales price of one American Depositary Share representing one Share (“ADS”) on the Nasdaq Global Market for the day
prior to the day of the decision of the Board to grant the Options, converted to Euros in the manner established by the Board. However, the purchase or subscription price shall in no case be less than ninety five percent (95%) of the average of the closing sales price for an ADS as quoted on said stock exchange market during the twenty market trading days prior to the Date of Grant; provided that, when an Option allows its holder to purchase Shares which have been previously purchased by the
Company, then in addition to the minimum price stated above in this
Section 2(n)(i) and in accordance with applicable law, the exercise price of such Option may not be less than eighty percent (80%) of the average price paid by the Company for the purchase of the treasury Shares.
ii.for U.S. Beneficiaries, the subscription or purchase price shall not be less than the fair market value of the Shares on the Date of Grant, determined as follows (a) if the Shares, or ADSs representing the Shares, are listed or quoted for trading on an exchange, the value will be deemed to be the closing sales price of the Shares or ADSs, as applicable, on the principal exchange upon which such securities are traded or quoted on the day prior to the day of the decision of the Board to grant the Options, provided, if such date is not a trading day, on the last market trading day prior to such date; and (b) if the Shares or ADSs representing the Shares are not listed or quoted for trading on an exchange, the fair market value of the Shares as determined by the Board, consistent with the requirements of Section 422 with respect to Incentive Stock Options, and
Section 409A of the Code with respect to Options not intended to be
Incentive Stock Options.
Except as provided in Sections 11 and 12 of the Plan, the subscription or purchase price of Shares shall not be modified during the period in which the Option may be exercised.  However, if the Company carries out any of the actions mentioned in article L. 225−181 of the French Commercial
Code, it must take all necessary measures to protect Optionees’ interests in accordance with article L. 228−99 of the French Commercial Code.  In the case of issuance of securities giving access to the share capital
(valeurs mobilières donnant accès au capital), as well as in case of
Company’s merger or scission, the Board may decide, for a limited period of time, to suspend the exercisability of the Options.
(15)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(16) “Non-Statutory Stock Option” means an Option which does not qualify as an
Incentive Stock Option.
(17)“Notice of Grant” means a written notice evidencing the main terms and conditions of an individual Option grant.  The Notice of Grant is part of the Option Agreement.
Appendix A-8
(18)“Option” means an option to purchase or subscribe for Shares granted pursuant to the Plan.
(19)“Optionee” means a Beneficiary who holds at least one outstanding Option.
(20)“Option Agreement” means a written agreement entered into between the
Company and an Optionee evidencing the terms and conditions of an individual Option grant.
The Option Agreement is subject to the terms and conditions of the Plan.
(21)“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(22)“Plan” means the Criteo Amended 2016 Stock Option Plan as adopted by the
Board on April 7, 2016 and approved by the Company’s combined shareholders’ general meeting of June 29, 2016, and amended from time to time by the Board, including on April 25,
2019, April 23, 2020, April 7, 2021, April 6, 2022, and April 9, 2025.
(23)“Share” means one ordinary share (action ordinaire) of the Company or an
American Depositary Share representing one Share on the Nasdaq Global Market.
(24)“Share Capital” means the issued and paid up capital of the Company.
(25)“Shareholders Authorization” means the authorization given by the shareholders of the Company in the extraordinary general meeting held on June 29, 2016, as increased, amended or replaced from time to time by a further general meeting of the shareholders permitting the Board to grant Options.
(26)“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(27)“U.K. Beneficiary” means a Beneficiary of the Company or an Affiliated
Company residing in the U.K. or otherwise subject to U.K. laws, regulations or taxation.
(28)“U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated
Company residing in the United States or otherwise subject to United States’ laws, regulations or taxation.
3.Shares Subject to the Plan
a.Number of Shares Available for Grants.
i.Subject to the provisions of Sections 11 and 12 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan shall not exceed the number of shares remaining available for issuance under the Shareholders Authorization.  Subject to the foregoing, for Incentive Stock Options, the maximum number of Shares which may be optioned and issued is equal to 4,600,000.  The Shares optioned and issued under the Plan may be newly issued Shares, treasury Shares or
Shares purchased on the open market.
ii.Except as provided in Section 11(a), no Beneficiary shall be granted, within any fiscal year of the Company, Options in respect of more than
2,200,000 Shares.
iii.Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were
Appendix A-9
subject thereto shall, unless the Plan shall have been terminated, become available again for future grant under the Plan.
iv.For avoidance of doubt, the following Shares shall be deemed delivered for purposes of the limits set forth in Section 3(a)(i) and shall not be available for future grants of Options under the Plan: (1) Shares delivered by an Optionee (by either actual delivery or by attestation) or withheld by the Company in payment of the subscription price or exercise price of an
Option and/or any applicable tax withholding obligations relating to an
Option; and (2) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options.
4.Administration of the Plan
a.General.
The Plan shall be administered by the Administrator.
b.Powers of the Administrator.
Subject to the provisions of the French Commercial Code, the Shareholders
Authorization, the Plan, and the Applicable Laws, the Administrator shall have the authority, in its discretion:
i.to determine the Fair Market Value of the Shares, in accordance with
Section 2(n) of the Plan;
ii.to determine the Beneficiaries to whom Options may be granted hereunder;
iii.to select the Beneficiaries and determine whether and to what extent
Options are granted hereunder;
iv.to approve or amend forms of Option Agreement for use under the Plan;
v.to determine the terms and conditions of any Options granted hereunder, consistent with Plan terms.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine with the exception of the exercise price; it being specified that the Administrator’s discretion remains subject to the rules and limitations set forth in this Plan and in the French Commercial Code;
vi.to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;
vii.to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub−plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
viii.to modify or amend each Option (subject to the provisions of Section
14(c) of the Plan), including, without limitation, the discretionary authority to accelerate the vesting of Options, to allow for Options to continue to vest after an Optionee’s termination of Continuous Status as a
Appendix A-10
Beneficiary, or to extend the post−termination exercise period of Options after the termination of the employment agreement or the end of the term of office longer than is otherwise provided for in the Plan, but in no event beyond the original Option term;
ix.to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;
x.to determine the terms and restrictions applicable to Options; and
xi.to make all other determinations deemed necessary or appropriate for administering the Plan.
c.Effect of Administrator’s Decision.
The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other concerned parties.
5.Limitations
a.U.S. Beneficiaries.
i.In the case of U.S. Beneficiaries, each Option shall be designated in the
Notice of Grant either as an Incentive Stock Option or as a Non−Statutory
Stock Option.  Incentive Stock Options may only be granted to
Beneficiaries who meet the definition of “employees” under Section
3401(c) of the Code of the Company or a Parent or Subsidiary of the
Company.
ii.The aggregate Fair Market Value of the Shares covered by Incentive
Stock Options granted under the Plan or any other stock option program of the Company (or any Parent or Subsidiary of the Company) that become exercisable for the first time in any calendar year shall not exceed U.S. $100,000.  To the extent the aggregate Fair Market Value of such Shares exceeds U.S. $100,000, the Options covering those Shares the Fair Market Value of which causes the aggregate Fair Market Value of all such Shares to be in excess of U.S. $100,000 shall be treated as
Non−Statutory Stock Options.  Incentive Stock Options shall be taken into account in the order in which they were granted, and the aggregate Fair
Market Value of the Shares shall be determined as of the Date of the
Grant.
iii.Non-Statutory Stock Options granted to U.S. Beneficiaries may only be granted to Beneficiaries in respect of whom the Company is an “eligible issuer of service recipient stock” and the Shares are “service recipient stock”, each within the meaning of Section 409A of the Code.
b.The Options are governed by articles L. 225−177 and following of the French
Commercial Code.  They are not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option.  Neither do they constitute an element of the
Optionee’s remuneration. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or his term of office with the
Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment or such term of office at any time, with or without cause.
Appendix A-11
c.Other than as expressly provided hereunder, no member of the Board or of the supervisory board (in the event of change of management formula of the Company) or of an equivalent management body of an Affiliated Company shall be as such eligible to receive
Options under the Plan.
6.Term of Plan
The Plan was first adopted by the Board on April 7, 2016, and approved by the shareholders of the Company at the Company’s combined shareholders’ general meeting on
June 29, 2016. On April 9, 2025 (the “Board Approval Date”), the Board approved an amendment and restatement to the Plan, to extend the termination date of the Plan from June
29, 2026 to June 13, 2035 (the “Termination Date”), subject to the approval of the shareholders of the Company in accordance with Section 18 of the Plan and effective as of such shareholder approval date. Subject to approval of the shareholders of the Company, the Plan shall continue in effect until the Termination Date or until all Shares subject to the Plan have been purchased according to the provisions of the Plan, unless terminated earlier under Section 14 of the Plan.
Notwithstanding the foregoing, Incentive Stock Options may not be granted under the Plan after the 10th anniversary of the Board Approval Date.
7.Term of Options
The term of each Option shall be stated in the Notice of Grant as nine years and six months from the Date of Grant, in accordance with the Shareholders Authorization, subject to the specific provisions applicable in the event of death or Disability during such nine year and six month period.  Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the
Company or any Parent or Subsidiary of the Company and, to the extent such Beneficiary is permitted by the French Commercial Code to receive Option grants, the term of the Option shall be no more than five (5) years from the Date of Grant.
8.Option Exercise Price and Consideration
a.Subscription or Purchase Price.
The per Share subscription or purchase price for the Shares to be issued or sold pursuant to exercise of an Option shall be determined by the Administrator on the basis of the
Fair Market Value.
i.In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary of the
Company and, to the extent such Beneficiary is permitted by the French
Commercial Code to receive Option grants, the per Share subscription or purchase price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant as defined in
Section 2(n)(ii);
ii.In the case of a Non−Statutory Stock Option or Incentive Stock Option,
not covered by Section 8(a)(i) above, granted to any U.S. Beneficiary, the per Share subscription or purchase price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date
of Grant as defined in Section 2(n)(ii).
b.Prohibition on Repricing.
Appendix A-12
Subject to limitations imposed by Section 409A of the Code, Applicable Laws and the
French Commercial Code and except as provided in Sections 11 and 12 of the Plan, in no event shall the subscription or purchase price with respect to an Option be reduced following the Date of Grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or cash payment without shareholder approval.
c.Vesting Period, Minimum Vesting Period and Exercise Dates.
i.At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period in the Company or an
Affiliated Company. Any Option granted hereunder shall provide for a vesting period of at least one (1) year following the Date of Grant.
ii.Notwithstanding anything set forth in Section 8(c)(i) to the contrary,
Options representing a maximum of five percent (5%) of the Shares reserved for issuance under Section 3(a)(i) may be granted hereunder without any minimum vesting condition. Further, nothing in Section 8(c)(i)
shall limit the Company’s ability to grant Options that contain rights to accelerated vesting on an Optionee’s termination of Continuous Status as a Beneficiary or to otherwise accelerate vesting, including, without limitation, upon a Change in Control.
d.Form of Consideration.
The consideration to be paid for the Shares to be issued or purchased upon exercise of
Options, including the method of payment, shall be determined by the Administrator.  Unless otherwise provided in the Option Agreement, such consideration shall consist entirely of an amount in Euro or U.S. dollars corresponding to the exercise price which shall be paid by wire transfer. To the extent permitted by the Administrator, payment of consideration for the Shares
(and/or any applicable tax withholdings) may be made by instructing the Company to withhold a number of Shares having a Fair Market Value equal to the product of (1) the subscription or exercise price per Share (plus tax withholdings, if applicable) multiplied by (2) the number of
Shares in respect of which the Option shall have been exercised.
In the event that, as a consequence of the exercise of an Option, the Company or any
Affiliated Company shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Optionee, the Option shall not be deemed duly exercised until the Optionee has paid to the Company or to the relevant Affiliated Company the amount corresponding to such taxes, social costs, or social security taxes or contributions.
Where the Company (or any Affiliated Company) is required, as a result of the exercise of an Option, to pay or account for any amount of U.K. tax or U.K. class 1 primary national insurance contributions, it shall be a condition of exercise of the relevant Option that the relevant
Beneficiary shall, at the time of exercise, have remitted to the Company in cleared funds an amount equal to the liability to pay U.K. income tax or U.K. class 1 primary national insurance contributions or have entered into such other arrangements with the Company or the relevant
Affiliated Company to discharge such liability as the Company may in its absolute discretion approve.
As a condition of grant of an Option hereunder, each Beneficiary agrees to pay to the
Company or any Affiliated Company an amount equal to the Company or the Affiliated
Company’s liability to pay class 1 secondary national insurance contributions arising on the exercise of an Option, and the Beneficiary shall be required to pay such amount on the exercise of the Option (failing which any purported exercise of the Option shall be invalid).
Appendix A-13
9.Exercise of Options
a.Procedure for Exercise; Rights as a Shareholder.
Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
An Option may not be exercised for a fraction of a Share.  Unless otherwise provided in an Option Agreement, the number of Shares in respect of which an Option can be exercised pursuant to an Option will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Shares pursuant to the exercise of an Option in an amount that exceeds the total number of Shares granted under the Option.
Subject to the provisions of Section 8(d) of the Plan, an Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the provisions of the Option Agreement) together with a share subscription or purchase form
(bulletin de souscription ou d’achat) duly executed by the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised in accordance with Section 8(d) of the Plan.
Upon exercise of an Option, the Shares issued or sold to the Optionee shall be assimilated with all other Shares of the Company of the same class and shall be entitled to dividends once the Shares are issued for the fiscal year during which the Option is exercised.
For the avoidance of doubt, an Option shall not entitle an Optionee to receive any dividends paid prior to the date of exercise of such Option and in no event shall dividend equivalents be payable with respect to Options.
In the event that a Beneficiary infringes one of the above mentioned commitments, such Beneficiary shall be liable for any consequences resulting from such infringement for the Company and undertakes to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.
Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option may be exercised.
b.Optionee’s Continuous Status as a Beneficiary in the event of an Agreed
Leave of More Than Three Months.
Unless otherwise required by Applicable Laws, in the event an Optionee is on an Agreed
Leave for more than three (3) months, such Optionee’s Options shall (a) stop vesting on the first day of the calendar quarter immediately following the calendar quarter during which the Agreed
Leave began and (b) resume vesting on the first day of the calendar quarter immediately following the calendar quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the vesting period for such Optionee’s Options shall be extended in accordance with this
Section 9(b).
c.Termination of the Optionee’s Continuous Status as Beneficiary.
Upon termination of an Optionee’s Continuous Status as a Beneficiary (including by reason of the Beneficiary's employer ceasing to be an Affiliated Company), other than upon the
Optionee’s death or Disability, the Optionee may exercise his or her Options only within such period of time as is specified in the Notice of Grant and only for the part of the Options that the
Optionee was entitled to exercise at the date of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant).  Unless a longer period is specified in the Notice of Grant or otherwise resolved by the Board, an Option shall
Appendix A-14
remain exercisable for ninety (90) days following the Optionee’s termination of Continuous
Status as a Beneficiary.  In the case of an Incentive Stock Option, such a period cannot exceed three (3) months following the Optionee’s termination of Continuous Status as a Beneficiary
(other than in the case of the Optionee’s death or disability as defined in Section 22(e)(3) of the
Code) or the Option will be treated as a Non−Statutory Stock Option.  If, at the date of termination, the Optionee is not entitled to exercise all his or her Options, the Shares covered by the unexercisable portion of Options shall revert to the Plan.  If, after termination, the Optionee does not exercise all of his or her Options within the time specified by the Administrator, the
Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
d.Disability of Optionee.
In the event that an Optionee’s Continuous Status as a Beneficiary terminates as a result of the Optionee’s Disability, unless otherwise resolved by the Board, the Optionee may exercise his or her Options at any time within six (6) months from the date of such termination, but only to the extent these Options are exercisable at the time of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant).  If, at the date of termination, the Optionee is not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall revert to the Plan.  If, after termination, the Optionee does not exercise all of his or her Options within the time specified herein or otherwise resolved by the Board, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
e.Death of Optionee.
In the event of the death of an Optionee during the term of the Options, unless otherwise resolved by the Board, the Options may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the
Option by bequest or inheritance. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Options by bequest or inheritance does not exercise the Options within the time specified herein, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
10.Non-Transferability of Options
An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
11.Adjustments Upon Changes in Capitalization, Dissolution
a.Changes in Capitalization.
i.In the event of the carrying out by the Company of any of the financial operations pursuant to article L. 225−181 of the French Commercial Code as follows:
1.amortization or reduction of the share capital,
2.amendment of the allocation of profits,
3.distribution of free shares,
4.capitalization of reserves, profits, issuance premiums,
Appendix A-15
5.the issuance of shares or securities giving right to shares to be subscribed for in cash or by set−off of existing indebtedness offered exclusively to the shareholders;
the Company shall take the required measures to protect the interest of the Optionees in the conditions set forth in article L. 228−99 of the French
Commercial Code.
ii.Without prejudice to Section 11(a)(i) or Section 12, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a split-up, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, the
Board shall make such adjustment in the number and class of Shares which may be delivered under Section 3, in the exercise or purchase price per share under any outstanding Option in order to prevent dilution or enlargement of Beneficiaries' rights under the Plan, and in the Option limits set forth in Section 3 as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any
Option shall always be a whole number; provided, further, that no such adjustment shall cause any Option hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.
b.Dissolution or Liquidation.
In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.  The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date determined by the Administrator and give each Optionee the right to exercise his or her Options as to Shares for which the Options would not otherwise be exercisable.
12.Change in Control
a.Assumption or Substitution of Options.
i.Unless otherwise provided by the Board, an agreement between the
Company or an Affiliated Company and the Optionee or in the Notice of
Grant, in the event of a Change in Control, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation or Parent or Subsidiary of the successor corporation does not agree to assume or substitute for the outstanding Options, each Option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the Change in Control at such time and on such conditions as the Administrator shall determine.  In addition, if an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the relevant Optionee in writing or electronically that his or her Option will be fully vested and exercisable for a period of time, which shall not be less than 10 days, determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.
ii.For the purposes of this subsection, an Option will be considered assumed if, (A) following the Change in Control, the Option confers the
Appendix A-16
right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the Fair Market Value of the consideration received in the Change in Control by holders of Shares for each such Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the
Administrator may, with the consent of the successor corporation, provide that the consideration to be received upon the exercise of an Option for each Share subject to such Option to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of common stock of the
Company in the Change in Control; (B) any securities of the successor corporation or its Parent forming part of the substitute Option following the
Change in Control are freely tradeable on a major stock exchange; and
(C) the Option otherwise remains subject to the same terms and conditions that were applicable to the Option immediately prior to the
Change in Control.
b.Cashout of Options.
Notwithstanding any provision of the Plan to the contrary, in the event that each outstanding Option is not assumed or substituted in connection with a Change in Control, the
Administrator may, in its discretion, provide that each Option shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per Share in the Change in Control over the exercise or purchase price per Share subject to the Option multiplied by (y)
the number of Shares granted under the Option.  Without limiting the generality of the foregoing, in the event that the exercise or purchase price per Share subject to the Option is greater than or equal to the consideration paid per Share in the Change in Control, then the Administrator may, in its discretion, cancel such Option without any consideration upon the occurrence of a
Change in Control.
c.Plan Binding on Successors.
The obligations of the Company under this Plan shall be binding upon any successor corporation resulting from a Change in Control.
13.Grant
(1)The Date of Grant of an Option shall be, for all purposes, the date on which the
Administrator decides to grant such Option.  Notice of Grant shall be provided to each Optionee within a reasonable time after the Date of Grant.
(2)In the event of any tax liability arising on account of the grant of the Options or as a result of any other aspect of the Optionee’s participation in the Plan, the liability to pay such taxes shall be that of the Optionee alone.
The Optionee shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the
Company may think fit, for recovery of the tax due, from the Optionee.
14.Amendment, Modification and Termination of the Plan
a.Amendment and Termination.
Appendix A-17
Subject to Sections 14(b) and 14(c), the Administrator may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.
b.Shareholders’ approval.
The Company shall obtain shareholders’ approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws (including the requirements of any exchange or quotation system on which Shares may then be listed or quoted).  Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.
c.Effect of amendment or termination.
No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless (i) mutually agreed otherwise between the Optionee and the
Administrator, which agreement must be in writing and signed by the Optionee and the
Company or (ii) necessary or appropriate to comply with or facilitate compliance with Applicable
Laws or other rules, regulations or requirements, as determined by the Administrator.
15.Compliance with Company Policies
a.Clawback Policy.
Options granted under the Plan, including any gain received upon exercise, shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any Applicable Laws.
b.Share Ownership Guidelines.
Any Shares acquired upon exercise of an Option may need to be retained by the
Optionee in order to comply with the Company’s Share Ownership Guidelines, to the extent applicable to the Optionee.
16.COMPLIANCE WITH LAWS AND CONDITIONS UPON ISSUANCE OF SHARES
a.Legal Compliance.
Shares shall not be sold or issued pursuant to the exercise of an Option unless the exercise of such Option, and the issuance or sale and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the
Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws,  the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, the laws of any applicable jurisdiction in which
Options are granted and any other French, U.S. or other laws applicable to the Options.
b.Investment Representations.
As a condition to the exercise of an Option by a U.S. Beneficiary, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed or purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
17.Liability of Company
(1)Without limiting the provisions of Section 16 above, the inability of the Company to obtain authority from any regulatory body having jurisdiction or to otherwise comply with any
Appendix A-18
applicable law, which authority or compliance is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained or as to which such legal compliance has not been possible or practicable, and shall constitute circumstances in which the Board may determine to amend or cancel the Option, with or without consideration to the affected Beneficiary.
(2)The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Options or acquire the Shares.
18.Shareholder Approval
The Plan shall be subject to approval by the shareholders of the Company within twelve
(12) months of the date the Plan is adopted by the Board.  Such shareholder approval shall be obtained in the manner and to the degree required under the French Commercial Code and
Applicable Laws.
19.Law, Jurisdiction
This Plan shall be governed by and construed in accordance with the laws of France.
The relevant courts in the location of the registered office of the Company shall be exclusively competent to determine any claim or dispute arising in connection herewith.
The grant of Options under this Plan shall entitle the Company to require the Optionee to comply with such requirements of law as may be necessary in the opinion of the Company from time to time.
Appendix A-19
Exhibit A
CRITEO AMENDED 2016 STOCK OPTION PLAN

SUB-PLAN FOR ISRAELI BENEFICIARIES
1.GENERAL
1.1This sub-plan (the “Sub-Plan”) shall apply only to Beneficiaries who are tax residents of the
State of Israel on the date of the grant of the Option, as defined below in Section 2, and are engaged by an Israeli resident Affiliate (collectively, “Israeli Beneficiaries”). The provisions specified hereunder shall form an integral part of the Criteo Amended 2016 Stock Option Plan
(hereinafter the “Plan”).
1.2This Sub-Plan is adopted pursuant to the authority of the Committee under Section 4(b)(vii) of the Plan. This Sub-Plan is to be read as a continuation of the Plan and applies to Options granted to Israeli Beneficiaries only to the extent necessary to comply with the requirements set by Israeli law, and in particular, with the provisions of the Israeli Income Tax Ordinance [New
Version] 1961, as may be amended or replaced from time to time. This Sub-Plan does not add to or modify the Plan in respect of any other category of Beneficiaries.
1.3The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In the event of any conflict, whether explicit or implied, between the provisions of this Sub-Plan and the
Plan, the provisions set out in the Sub-Plan shall prevail to the extent necessary to comply with the requirements set by the Israeli law in general, and in particular, with the provisions of the
Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time.
1.4Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the interpretation given to it in the Plan.
2.DEFINITIONS
2.1“102 Option” means any Option intended to qualify (as determined by the Committee and/or the
Israeli Option Agreement) and which qualifies as an Option under Section 102, issued to an
Approved Israeli Beneficiary.
2.2“Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Shares are then traded or listed.
2.3“Approved Israeli Beneficiary” means an Israeli Beneficiary who is an employee, director or an officer of an Employer, excluding any Controlling Share Holder of the Company.
2.4“Option” means any Option granted under the Plan settled in Shares and which will not be capable of being settled in cash.
2.5“Capital Gain Option” means a Trustee 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2)
and 102(b)(3) of the Ordinance.
2.6“Controlling Share Holder” shall have the meaning ascribed to it in Section 32(9) of the
Ordinance.
2.7      “Employer” means, for purpose of a Trustee 102 Option, an Israeli resident Affiliate of the
Company which is an “employing company” within the meaning and subject to the conditions of
Section 102(a) of the Ordinance.
Appendix A-20
2.8“ITA” means the Israeli Tax Authority.
2.9“Israeli Option Agreement” means the Option agreement between the Company and an Israeli
Beneficiary that sets out the terms and conditions of an Option.
2.10“Non-Trustee 102 Option” means a 102 Option granted pursuant to Section 102(c) of the
Ordinance and not held in trust by a Trustee.
2.11“Ordinary Income Option” means a Trustee 102 Option elected and designated by the
Company to qualify under the ordinary income tax treatment in accordance with the provisions of
Section 102(b)(1) of the Ordinance.
2.12“Ordinance” means the Israeli Income Tax Ordinance [New Version] – 1961, as now in effect or as hereafter amended.
2.13 “Rules” means the Income Tax Rules (Tax Benefits in Stock Issuance to Employees)
5763-2003.
2.14    “Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.
2.15“Tax” means any applicable tax and other compulsory payments, such as any social security and health tax contributions under any Applicable Law.
2.16 “Trust Agreement” means the agreement to be signed between the Company, an Employer and the Trustee for the purposes of Section 102.
2.17      “Trustee” means any person or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as may be replaced from time to time.
2.18“Trustee 102 Option” means a 102 Option granted to an Approved Israeli Beneficiary pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Approved
Israeli Beneficiary.
2.19“Unapproved Israeli Beneficiary” means an Israeli Beneficiary who is not an Approved Israeli
Beneficiary, including a Consultant or a Controlling Share Holder of the Company.
3.ISSUANCE OF OPTIONS
3.1The persons eligible for participation in the Plan as Israeli Beneficiaries shall include Approved
Israeli Beneficiaries and Unapproved Israeli Beneficiaries, provided, however, that only Approved
Israeli Beneficiaries may be granted 102 Options.
3.2The Committee may designate Options granted to Approved Israeli Beneficiaries pursuant to
Section 102 as Trustee 102 Options or Non-Trustee 102 Options.
3.3The grant of Trustee 102 Options shall be subject to this Sub-Plan and shall not become effective prior to the lapse of 30 days from the date the Plan has been submitted for approval by the ITA and shall be conditioned upon the approval of the Plan and this Sub-Plan by the ITA.
3.4Trustee 102 Options may either be classified as Capital Gain Options or Ordinary Income
Options.
Appendix A-21
3.5No Trustee 102 Option may be granted under this Sub-Plan to any Approved Israeli Beneficiary, unless and until the Company has filed with the ITA its election regarding the type of Trustee 102
Options, whether Capital Gain Options or Ordinary Income Options, that will be granted under the Plan and this Sub-Plan (the “Election”). Such Election shall become effective beginning the first date of grant of a Trustee 102 Option under this Sub-Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102
Options. The Election shall obligate the Company to grant only the type of Trustee 102 Option it has elected, and shall apply to all Israeli Beneficiaries who are granted Trustee 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the
Ordinance. For the avoidance of doubt, the Election shall not prevent the Company from granting
Non-Trustee 102 Options simultaneously.
3.6All Trustee 102 Options must be held in trust by, or subject to the approval of the ITA, under the control or supervision of a Trustee, as described in Section 5 below.
3.7The designation of Non-Trustee 102 Options and Trustee 102 Options shall be subject to the terms and conditions set forth in Section 102.
3.8Options granted to Unapproved Israeli Beneficiaries shall be subject to tax according to the provisions of the Ordinance and shall not be subject to the Trustee arrangement detailed herein.
4. 102 OPTION GRANT DATE
            Each 102 Option will be deemed granted on the date determined by the Committee, subject to the provisions of the Plan, provided that and subject to (i) the Israeli Beneficiary has signed all documents required by the Company or Applicable Law, and (ii) with respect to any Trustee 102
Option, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the Option will be considered as granted on the date determined by the Committee as a Non-Trustee Option.
5. TRUSTEE
5.1Trustee 102 Options which shall be granted under this Sub-Plan and/or any Shares allocated or issued upon the grant, exercise of a Trustee 102 Option and/or other Shares received following any realization of rights under the Plan, shall be allocated or issued to the Trustee or controlled by the Trustee, for the benefit of the Approved Israeli Beneficiaries, in accordance with the provisions of Section 102. In the event the requirements for Trustee 102 Options are not met, the
Trustee 102 Options may be regarded as Non-Trustee 102 Options or as Options which are not subject to Section 102, all in accordance with the provisions of Section 102.
5.2With respect to any Trustee 102 Option, subject to the provisions of Section 102, an Approved
Israeli Beneficiary shall not sell or release from trust any Shares received upon the grant or exercise of a Trustee 102 Option and/or any Shares received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the
“Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the
Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such
Approved Israeli Beneficiary.
5.3Notwithstanding anything to the contrary, the Trustee shall not release or sell any Shares allocated or issued upon the grant or exercise of a Trustee 102 Option unless the Company, its
Israeli Affiliate and the Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.
5.4Upon receipt of any Trustee 102 Option, the Approved Israeli Beneficiary will consent to the grant of such Option under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the Trustee.
Appendix A-22
6. THE OPTIONS
            The terms and conditions upon which Options shall be granted, issued and exercised or vested under this Sub-Plan, shall be specified in an Israeli Option Agreement to be executed pursuant to the Plan and to this Sub-Plan.  Each Israeli Option Agreement shall provide, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (i.e., a
Capital Gain Options or Ordinary Income Options or Non-Trustee 102 Option or any Option
granted to Unapproved Israeli Beneficiary), and any applicable vesting provisions and exercise price that may be payable. For the avoidance of doubt, it is clarified that there is no obligation for uniformity of treatment of Israeli Beneficiaries and that the terms and conditions of Options granted to Israeli Beneficiaries need not be the same with respect to each Israeli Beneficiary
(whether or not such Israeli Beneficiaries are similarly situated). The grant, vesting and exercise of Options granted to Israeli Beneficiaries shall be subject to the terms and conditions and, with respect to exercise, the method, as may be determined by the Committee (including the provisions of the Plan) and, when applicable, by the Trustee, in accordance with the requirements of Section 102.
7.ASSIGNABILITY, DESIGNATION AND SALE OF OPTIONS
7.1.Notwithstanding any provision of the Plan, no Option subject to this Sub-Plan or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such Option shall be given to any third party whatsoever, and during the lifetime of the Israeli Beneficiary, each and all of such Israeli Beneficiary’s rights with respect to an Option shall belong only to the Israeli Beneficiary. Any such action made, directly or indirectly, for an immediate or future validation, shall be void.
7.2As long as Options and/or Shares issued or purchased hereunder are held by the Trustee on behalf of the Israeli Beneficiary, all rights of the Israeli Beneficiary over the Option and Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
8.INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S APPROVAL
8.1.With regard to Trustee 102 Options, the provisions of the Plan, the Sub-Plan and/or the Israeli
Option Agreement shall be subject to the provisions of Section 102 and any approval issued by the ITA and the said provisions shall be deemed an integral part of the Plan, the Sub-Plan and the Israeli Option Agreement.
8.2.Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to an Option pursuant to Section 102, which is not expressly specified in the Plan, the Sub-Plan or the Israeli Option
Agreement, shall be considered binding upon the Company, any Israeli Affiliate and the Israeli
Beneficiaries. Furthermore, if any provision of the Plan or Sub-Plan disqualifies Options that are intended to qualify as 102 Options from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the 102 Options.
9.TAX CONSEQUENCES
9.1Any tax consequences arising from the grant, purchase, exercise or sale of any Option issued hereunder, from the payment for or sale of Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Israeli Beneficiary), hereunder, shall be borne solely by the Israeli Beneficiary. The Company and/or its Affiliates, and/or the
Trustee shall withhold Tax according to the requirements of Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Beneficiary agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such Tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Israeli Beneficiary.
9.2The Company and/or, when applicable, the Trustee shall not be required to release any Option or
Shares to an Israeli Beneficiary until all required Tax payments have been fully made.
Appendix A-23
9.3Options that do not comply with the requirements of Section 102 shall be subject to tax under
Section 3(i) or 2 of the Ordinance.
9.4With respect to Non-Trustee 102 Options, if the Israeli Beneficiary ceases to be employed by the
Company or any Affiliate, or otherwise if so requested by the Company and/or its Affiliates, the
Israeli Beneficiary shall extend to the Company and/or its Affiliates a security or guarantee for the payment of Tax due at the time of the sale of Shares, in accordance with the provisions of
Section 102.
10.TERM OF PLAN AND SUB-PLAN
Notwithstanding anything to the contrary in the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Sub-Plan or for any amendment to this Sub-Plan as are necessary to comply with any Applicable Law, applicable to Options granted to Israeli Beneficiaries under this Sub-Plan or with the Company's incorporation documents.
11.GOVERNING LAW
Solely for the purpose of determining the Israeli tax treatment of Options granted pursuant to this Sub-
Plan, this Sub-Plan shall be governed by, construed and enforced in accordance with the laws of the
State of Israel, without reference to conflicts of law principles.
* * * * *
Appendix A-24
Exhibit B
CRITEO
STOCK OPTION GRANT AGREEMENT
Part I
NOTICE OF STOCK OPTION GRANT
[Optionee’s Name and Address]
You have been granted an Option to subscribe ordinary Shares of the Company, subject to the terms and conditions of the Criteo Amended 2016 Stock Option Plan (the “Plan”) and this
Option Agreement.  The Option is governed by articles L. 225−177 and following of the French
Commercial Code.  The Option is not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option.  Neither does it constitute an element of the
Optionee’s remuneration.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Agreement.

Date of Grant:	________________________________
Vesting Commencement Date:	________________________________
Exercise Price per Share:	[EUR] ___________________________
Total Number of Shares Granted:	________________________________
[Type of Options:	[Incentive Stock Option] [Nonstatutory Stock Option] ]
Term/Expiration Date	________________________________
Where the exercise of an Option, as described under Section 9(a) of the Plan, would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised is executed by the
Optionee and the Optionee provides the Company with either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
In the event that you infringe the above mentioned commitment, you shall be liable for any consequences resulting from such infringement for the Company and undertake to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.
Validity of the Options:
The Option will be valid as from the Date of Grant.
Vesting Schedule:
Unless otherwise determined or amended by the Board, the Option may be exercised by the Optionee on the basis of the following initial vesting schedule subject to the condition precedent that the Optionee shall have previously returned to the Company the documents referred to under section 1.3 of Part II of the Stock Option Grant Agreement duly initialed and signed:
•1/4th (25%) of the Option as from the first anniversary of the Vesting Commencement
Date,
Appendix A-25
•then, 1/16th (6.25%) of the Option at the expiration of each quarter (i.e., successive 3-
month period) following the first anniversary of the Vesting Commencement Date during thirty-six (36) months thereafter, and
•at the latest within nine years and six month as from the Date of Grant or in case of death or Disability of the Optionee during such nine years and six months period, six (6)
months as from the death or Disability of the Optionee.
The number of Shares in respect of which the Option can be exercised pursuant to the above vesting schedule will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Shares pursuant to the exercise of an Option in an amount that exceeds the total number of Shares granted under the Option.
If the Optionee fails to exercise the Option in whole or in part within the said period of nine years and six months (as may be extended to six (6) months from the death or Disability of the Optionee), the Option will lapse automatically.
Termination Period:
Unless otherwise decided by the Board, in case of termination of the Optionee’s
Continuous Status as a Beneficiary, the portion of the Option exercisable at the time of termination may be exercised for ninety (90) days after such termination, it being specified that the other portion of the Option shall automatically expire at the time of termination.
Upon the death or Disability of the Optionee, the Option may be exercised during a period of six (6) months as provided in the Plan.
Save as may be provided in the Plan, in no event shall the Option be exercised later than the Term/Expiration Date as provided above.  Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
By his or her signature and the signature of the Company’s representative below, the
Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Grant Agreement.  The Optionee has reviewed the Plan and this Stock Option Grant Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Stock Option Grant Agreement and fully understands all provisions of the Plan and Stock Option Grant Agreement.  The Optionee
hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the
Administrator upon any questions relating to the Plan and Stock Option Grant Agreement.  The
Optionee further agrees to notify the Company upon any change in the residence address indicated below.
Appendix A-26
CRITEO
STOCK OPTION GRANT AGREEMENT
Part II
TERMS AND CONDITIONS
1.Grant of Options.
1.aThe Administrator of the Company hereby grants to the Optionee named in the
Notice of Grant attached as Part I of this Stock Option Grant Agreement (the “Optionee”), an option (the “Option”) to subscribe for the number of ordinary Shares, as set forth in the Notice of
Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.
In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Option Grant Agreement, the terms and conditions of the Plan shall prevail.
[If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code although the Company makes no representation as to the tax status of the Option.  However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the U.S.$100,000 rule of Section
422(d) of the Code, the excess shall be treated as a Non−Statutory Stock Option.]
1.bAn Option will be valid as from the Date of Grant.
1.cIn the event of any tax liability arising on account of the grant of the Options or as a result of any other aspect of the Optionee’s participation in the Plan, the liability to pay such taxes shall be that of the Beneficiary alone.  The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the
Beneficiary.
2.Exercise of Options.
1.Right to Exercise.  An Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Stock Option Grant Agreement, subject to the condition precedent that the Optionee shall have previously returned to the Company, by electronic delivery under the conditions set forth in Section 10 below:
•Part I and Part II of the Stock Option Grant Agreement (Exhibit A), duly initialed (all pages but for the signature page) and signed (signature page).
In the event of Optionee’s death, Disability or other termination of Optionee’s Continuous
Status as a Beneficiary, the exercisability of an Option is governed by the applicable provisions of the Plan and this Stock Option Grant Agreement.
2.Method of Exercise.  An Option is exercisable by delivery of an exercise notice, in the form available via the dedicated online platform (the “Exercise Notice”) stating the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified
Appendix A-27
mail to the Company or in such other manner as the Company may permit. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.
An Option shall be deemed to be exercised upon receipt by the Company of such fully executed
Exercise Notice accompanied by the proof of payment of such aggregate Exercise Price.
No Share shall be issued pursuant to the exercise of an Option unless such issuance and exercise complies with all relevant provisions of law as set out under Section 16(a) of the
Plan.
Upon exercise of an Option, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company, and as from the date of exercise of the Option, the Optionee shall be entitled to dividends for the fiscal year during which the Option is exercised to the same extent as any other shareholder of the Company.
3.Method of Payment.  Payment of the aggregate Exercise Price shall be made via the Company’s dedicated online platform.
Where the exercise of an Option would lead the Company or any Affiliated Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when (a) the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and (b)
the Optionee provides the Company with either (i) the receipt stating the payment by the
Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option or, (ii) the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated
Companies was not able to exercise the Option or purchase the Shares.  The payment for the purchase of the Shares is the sole responsibility of the Optionee according to these
Terms and Conditions.
4.Non-Transferability of Option.  An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.  The terms of the Plan and this Stock
Option Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
5.Term of Options.  Except as provided in the Plan, an Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Grant Agreement.
6.Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Stock Option Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the laws of the
Republic of France.
Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the court of competent jurisdiction in the place of the registered office of the Company.
7.Tax Obligations.  Regardless of any action the Company or Optionee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by Optionee is and remains Optionee’s
Appendix A-28
responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax−Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of shares of common stock acquired pursuant to such exercise and the receipt of any dividends;
and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax−Related Items.
Prior to exercise of the Option, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the
Company and/or the Employer, if any.  In this regard, Optionee authorizes the Company and/or the Employer to withhold all applicable Tax−Related Items legally payable by Optionee from
Optionee’s compensation paid to Optionee by the Company and/or Employer or from proceeds of the sale of Shares.  Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of Shares that Optionee acquires to meet the withholding obligation for Tax-Related Items.  Finally, Optionee will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan or Optionee’s purchase of Shares that cannot be satisfied by the means previously described.  The Company may refuse to honor the exercise and refuse to deliver the Shares issuable upon exercise of the Options if Optionee fails to comply with Optionee’s obligations in connection with the Tax−Related Items as described in this section.
8.Nature of Grant.  In accepting the grant, Optionee acknowledges that:
1.the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Grant Agreement;
2.the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;
3.all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;
4.Optionee’s participation in the Plan shall not create a right to further employment with the Company, any Affiliated Company or the Employer and shall not interfere with the ability of the Company, any Affiliated Company or the Employer to terminate Optionee’s employment relationship at any time with or without cause;
5.Optionee is voluntarily participating in the Plan;
6.the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, an Affiliated Company or the
Employer, and which is outside the scope of Optionee’s employment contract, if any;
7.the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, an Affiliated Company or the Employer;
8.the Option grant will not be interpreted to form an employment contract with the Company, the Employer or any Subsidiary or affiliate of the Company;
9.the future value of the underlying Shares is unknown and cannot be predicted with certainty;
Appendix A-29
10.if the underlying Shares do not increase in value, the Option will have no value;
11.if Optionee exercises Optionee’s Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the exercise price;
12.in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the
Option or Shares purchased through exercise of the Option resulting from termination of
Optionee’s employment the Company or the Employer (for any reason whatsoever) and
Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim; and
13.in the event of termination of Optionee’s employment, Optionee’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Optionee receives notice of termination regardless of when such termination is effective; furthermore, in the event of termination of employment, Optionee’s right to exercise the Option after termination of employment, if any, will be measured by the date on which the
Optionee receives notice of termination; the Company shall have the exclusive discretion to determine when Optionee is no longer actively employed for purposes of Optionee’s Option grant.  In addition, any period of notice or compensation in lieu of such notice, that is given or ought to have been given under any contract, statute, common law or civil law shall be excluded.
9.[To be included for the employees of the Israeli subsidiary: Israeli Participants:
The Options are intended to be subject to tax pursuant to the trustee capital gains route of
Section 102 of the Ordinance, subject to compliance with the requirements under Section 102 and any rules or regulations thereunder, including the execution of this Notice of Stock Option
Grant and the required declarations. However, in the event the Options do not meet the requirements of Section 102, such Options and the underlying Ordinary Shares shall not qualify for the favorable tax treatment under the Capital Gains Route. The Company makes no representations or guarantees that the Options will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102. The
Options and the Ordinary Shares issued upon exercise and/or any additional rights, as detailed above, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the
Options (the “Additional Rights”) shall be issued to or controlled by the Trustee for your benefit under the provisions of the Capital Gains Route for at least the period stated in Section 102 or any other period of time determined by the Israel Tax Authority (“ITA”). In accordance with the requirements of Section 102 and the Capital Gains Route, you shall not sell nor transfer from the Trustee the Ordinary Shares or Additional Rights until the end of the Holding Period.
Notwithstanding the above, if any such sale or transfer occurs before the end of the Holding
Period, the sanctions under Section 102 shall apply and shall be borne by you. The Company and/or member of the Group and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, the rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company and/or any member of the
Group and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. The
Company and/or any member of the Group and/or the Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to you, or from proceeds of the sale of any Ordinary Shares, an amount equal to any tax required by law to be withheld with respect to such Ordinary Shares. You will pay to the Company, any member of the Group or the
Trustee any amount of taxes that the Company and/or any member of the Group or the Trustee may be required to withhold with respect to any Ordinary Shares that cannot be satisfied by the
Appendix A-30
means previously described. The Company may refuse to deliver any Ordinary Shares if you fail to comply with your obligations in connection with the taxes as described in this section. Any fees associated with any exercise, sale, transfer or any act in relation to the Options and the
Ordinary Shares issued upon exercise, shall be borne by you. The Trustee and/or the Company and/or any member of the Group shall be entitled to withhold or deduct such fees from payments otherwise due to/from the Company or any member of the Group or the Trustee.
[Security Law Exemption. If required, the Company will obtain an exemption from the requirement to file a prospectus with respect to the Options.  If obtained copies of the Plan and
Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange
Commission will be available free of charge upon request from your local human resources department.]
In addition to the acknowledgments noted above and in the Plan, you hereby understand, acknowledge, agree as follows: (i) you are familiar with the provisions of Section 102 of the
Ordinance and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to your Options and agree to comply with such provisions, as amended from time to time, provided that if such terms are not met, the specific tax route may not apply; (ii) you accept the provisions of the trust agreement signed between the Company and the Trustee, and agree to be bound by its terms; (iii) you acknowledge that selling the Ordinary Shares or releasing the Ordinary Shares from the control of the Trustee prior to the termination of the Holding Period constitutes a violation of the terms of Section 102 and agree to bear the relevant sanctions; (iv) you authorize the Company to provide the plan administrator and the Trustee with any information required for the purpose of administering the
Plan including executing their obligations according to Section 102 of the Ordinance, the trust deed and the trust agreement, including without limitation information about your Options,
Ordinary Shares, income tax rates, salary bank account, contact details and identification number and acknowledge that the information might be shared with an administrator who is located outside of Israel, where the level of protection of personal data is different than in Israel.]
10.Data Privacy. As part of the 2016 Stock option Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.
The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the Stock Option Grant Agreement. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the Plan. Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information: the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in
Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the Stock Option Grant Agreement.
The Company may disclose the Data to the Employer, subsidiaries and Affiliated Companies, sub-contractors, banking and financial organizations, on a need-to-know basis. These entities may be located outside the European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data Regulation, in particular by implementing standard contractual clauses of the European Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address: dpo@criteo.com.
Appendix A-31
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the Data Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its
Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.
11.Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to the Option and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s acceptance to participate in the Plan by electronic means.  Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on−line or electronic system established and maintained by the Company or another third party designated by the Company.
12.Severability.  The provisions of this Stock Option Grant Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
Thank you for accepting the grant by clicking on the acceptance button directly in your
Equate platform no later than 6 months from the date of notification by the Company of the availability on line of the Grant documentation; the documents being deemed to be received on the date of the electronic delivery.
Yours sincerely,
CRITEO
Appendix B-1
APPENDIX B
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO AMENDED AND RESTATED 2015 TIME-BASED RESTRICTED STOCK UNITS PLAN
Appendix B-2
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.
AMENDED AND RESTATED 2015 TIME-BASED RESTRICTED STOCK
UNITS PLAN
Adopted by the Board of Directors on April 23, 2020
Approved by the Company's combined shareholders' general meetings of October 23, 2015, June 29, 2016 and June
28, 2017
Amended from time to time. Last amendment by the Board:  April 28, 2026
Appendix B-3

1.IMPLEMENTATION OF THE TIME-BASED RESTRICTED STOCK UNITS PLAN ....................................	2
2.DEFINITIONS .........................................................................................................................................................	2
3.PURPOSE ...............................................................................................................................................................	5
4.BENEFICIARIES: ELIGIBLE EMPLOYEES ......................................................................................................	5
5.NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS ..............................................................	5
6.VESTING PERIOD ................................................................................................................................................	5
7.HOLDING PERIOD ................................................................................................................................................	10
8.CHARACTERISTICS OF THE ORDINARY SHARES .....................................................................................	11
9.DELIVERY AND HOLDING OF THE RESTRICTED STOCK UNITS ............................................................	11
10.SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS ...........................................................................	11
11.INTERMEDIARY OPERATIONS .........................................................................................................................	12
12.ADJUSTMENT ........................................................................................................................................................	12
13.AMENDMENT TO THE TIME-BASED PLAN ....................................................................................................	13
14.TAX AND SOCIAL RULES ....................................................................................................................................	13
15.MISCELLANEOUS ................................................................................................................................................	13
16.DATA PRIVACY ......................................................................................................................................................	15
17.ELECTRONIC DELIVERY ....................................................................................................................................	16
18.SEVERABILITY ......................................................................................................................................................	16
APPENDIX ...........................................................................................................................................................................	17
Appendix B-4
1.IMPLEMENTATION OF THE TIME-BASED RESTRICTED STOCK UNITS PLAN
On July 30, 2015, the Board of Directors adopted the Original 2015 Time-Based Restricted Stock Units Plan, stating the conditions and criteria for the Grant of Restricted Stock Units of Criteo, a French société anonyme whose registered office is located at 32, rue Blanche, 75009 Paris, France, and whose identification number is 484 786 249
R.C.S. Paris (hereafter referred to as the "Company”), to the benefit of employees, certain categories of such employees, and/or corporate officers who meet the conditions set forth by Article L. 225-197-1 II of the French
Commercial Code of the Company or any company or economic interest group (groupement d'intérêt économique) in which the Company holds, directly or indirectly, 10% or more of the share capital and voting rights at the date of
Grant of said shares and the combined (ordinary and extraordinary) shareholders’ meeting of the Company approved the Time-Based Restricted Stock Units Plan on October 23, 2015.
The Original 2015 Time-Based Restricted Stock Units Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company which also granted authority to the Board of Directors to grant
Restricted Stock Units under the Original 2015 Time-Based Restricted Stock Units Plan. On February 25, 2016 the
Board of Directors adopted this amended and restated version of the Original 2015 Time-Based Restricted Stock
Units Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016, on June 28, 2016, on July 28, 2016, on June 27, 2017, on April 4,
2018, on April 25, 2019, on April 23, 2020, on April 7, 2021,  on April 6, 2022, on April 5, 2023, and on April 28, 2026,
the "2015 Time-Based Restricted Stock Units Plan” or the "Time-Based Plan”).
2.DEFINITIONS
Under the Time-Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S.
laws.  Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Applicable Laws"
refers to, for the U.S., the legal requirements related to the administration of equity compensation plans under federal and state corporate and securities laws, including requirements of any exchange or quotation system on which the Shares may then be listed or quoted, and the Code in force in the United
States of America.

"Beneficiary"	refers to the person(s) for whose benefit the Board of Directors has approved a Grant of Restricted Stock Units as well as, as the case may be, his or her heirs.
"Board of Directors"	refers to the Company’ s board of directors.
"Bylaws"	refers to the Company’s bylaws in force at the date referred to.
Appendix B-5

"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity)
a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an
"Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Ordinary Shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii)
the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the
Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code.
"Grant Date"	refers to the date when the Board of Directors approves a grant of Restricted Stock Units under the Time-Based Plan.
"Grant Letter"	refers to the notice, substantially in the form set forth in Exhibit 2, which informs a given Beneficiary of the Grant of Restricted Stock Units, as stated in Article 5 of the Time-Based Plan.
"Grant"
refers to the decision of the Board of Directors to grant Restricted Stock Units to a given Beneficiary, subject to the vesting conditions set forth by the Time-
Based Plan as amended from time to time.

"Group"	refers to the Company and to all the companies and groups affiliated with the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code.
"Holding Period"
refers to the period, if any, starting on the Vesting Date, during which a
Beneficiary may not transfer or pledge his or her shares underlying the vested
Restricted Stock Units, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the
Holding Period may in no event be less than two years as from the Grant Date pursuant to applicable French law.

"Ordinary Share"	refers to one ordinary share (action ordinaire) of the Company or an American Depositary Share representing one Share on the Nasdaq Global Market.
"Original Time-Based Plan"
refers to the version of the Time-Based Plan that was adopted by the Board of
Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015.

Appendix B-6

"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group.
"Restricted Stock Units"
refers to a promise by the Company to deliver to the Beneficiary on the
Vesting Date, at no consideration, Ordinary Shares subject to the vesting conditions set forth by the Time-Based Plan. Dividend, voting and other shareholder rights will not apply until the issuance or transfer of Ordinary
Shares at the time of vesting of the Restricted Stock Units under the Time-
Based Plan.

"Secured Restricted Stock Units"	Restricted Stock Units for which the Presence condition of the Beneficiary is met and for which underlying Ordinary Shares will be delivered to the relevant Beneficiary upon the Vesting Date.
"Vesting Date"	refers to the date on which the Ordinary Shares of the Company subject to the Restricted Stock Units are delivered to the relevant Beneficiary.
"Vesting Period"
refers to the minimum one-year period starting on the Grant Date and ending on the Vesting Date, being specified that the Board of Directors may decide to extend this period for all or part of the Restricted Stock Units and/or provide for vesting in tranches, as stated in the corresponding Grant Letter.

"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e., every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.
3.PURPOSE
The Time-Based Plan sets forth the conditions and criteria for the Grant of Restricted Stock Units under the Time-
Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the Time-Based Plan are:
•to attract and retain the best available personnel for positions of substantial responsibility;
•to provide additional incentive to Beneficiaries; and
•to promote the success of the Company's business.
4.BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015, the Board of Directors of the Company will approve the list of Beneficiaries among employees and corporate officers (who meet the conditions set forth by Article L. 225-197-1 II of the French Commercial Code) of the Group, together with the indication of the number of Restricted Stock Units granted to each of them.
Appendix B-7
5.NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS
The notice of the Grant of Restricted Stock Units to each Beneficiary shall be made pursuant to a Grant Letter made available to the Beneficiary together with a copy of the Time-Based Plan, indicating the number of Restricted Stock
Units granted to the Beneficiary, the Vesting Period and the Holding Period, if any.
The Beneficiary shall acknowledge receipt of the Grant documentation comprised of the Grant Letter and of the
Time-Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Grant Letter within 6 months (or such other number of days determined by the
Company) from the date of notification by the Company of the availability on line of the Grant documentation, the documents being deemed to be received on the date of the electronic delivery.
6.VESTING PERIOD
6.1.Principle
(a)The Restricted Stock Units granted under the Time-Based Plan shall vest in the Beneficiaries at the end of the
Vesting Period, subject to the continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire the shares underlying the Restricted Stock Units on the date when this condition is no longer met, except as set forth in Article 6.1(b).
Unless otherwise decided by the Board, should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to vest in the Restricted Stock Units granted under the Time-Based Plan at the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period, except in case of death.
During the Vesting Period, the Beneficiaries will not own the Ordinary Shares and will not be shareholders of the
Company. As a consequence, they will not hold any rights attached to the Ordinary Shares.
(b)Unless otherwise determined by the Board of Directors at the time of the Grant and except with respect to any Beneficiary who is taxable on his/her Company employment income in one of the countries listed in Exhibit 1 at the time of the Grant (for whom this Article 6.1(b) shall not apply), if the Beneficiary ceases to be an employee or officer of the Group after the one-year anniversary of the Grant Date but prior to (i) the Vesting Date or (ii) in the case of a Grant that vests in tranches, the vesting date of the first tranche of the Grant (such date in either (i) or (ii), the
"First Vesting Date”), then the Beneficiary shall definitively secure, on the First Vesting Date, the delivery of a number of Restricted Stock Units that is equal to the pro rata portion (measured by the ratio of the (A) total number of fully expired quarters elapsed from the Grant Date of the relevant Restricted Stock Units (included) to the date when the Beneficiary ceases to be an employee or officer of the Group (excluded) to (B) the total number of quarters between the Grant Date included and the First Vesting Date (included)) of the number of Restricted Stock Units that the Beneficiary would have definitively secured and vested in on the First Vesting Date, had the continued Presence condition set forth in Article 6.1(a) been satisfied on such date (rounded to the nearest whole number). For instance:
•if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Grant Date and 50% of such Restricted Stock Units vest upon the second anniversary thereof, he shall vest on such second anniversary date in 25% (i.e., 4/8 * 50%) of his Restricted Stock Units, with the balance being automatically forfeited.
Appendix B-8
•if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary plus three months of the Grant Date and 50% of such Restricted Stock Units vest upon the second anniversary thereof, he shall vest on such second anniversary date in 31.25% (i.e., 5/8 * 50%) of his Restricted Stock Units,
with the balance being automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Grants where the First Vesting Date is more than one year after the Grant Date.
In the event of a Beneficiary who after the Grant Date and before the First Vesting Date would be relocated from a country not listed in the Exhibit 1 where he/she was taxable on his/her employment income to a country listed in the
Exhibit 1 and who, before the time of the First Vesting Date, becomes taxable on his/her employment income in a country listed in the Exhibit 1,  the provision of this Article 6.1 (b) shall be terminated; provided, however, that
Restricted Stock Units that have become Secured Restricted Stock Units prior to the relocation to a country listed in
Exhibit 1 shall remain secured and the underlying shares will be delivered upon the Vesting Date.
(c)In addition to any other powers set forth in the Time-Based Plan and subject to the provisions of the Time-
Based Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Grant (which need not be identical) and any Restricted Stock
Units acquired pursuant thereto. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances a Grant may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.5, 6.6 and 6.7 of the Time-Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to a Grant under the Time-Based Plan solely based on a Change in Control.
6.2Compliance with Company Policies
1)Grant Subject to Clawback Policy.  The Grant Letter shall contain an acknowledgement and agreement by the Beneficiary that any Grant pursuant to the Time-Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.
2)Share Ownership Guidelines. Any Ordinary Shares acquired pursuant to the vesting of Restricted
Stock Units may need to be retained by the Beneficiary in order to comply with the Company’s Share
Ownership Guidelines, to the extent applicable to the Beneficiary.
6.3Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the
Beneficiary shall retain his or her right to vest in the Restricted Stock Units at the end of the Vesting Period.
6.4Agreed Leave of Absence Exceeding Three Months
Appendix B-9
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Grant(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed
Leave, the Vesting Period for the applicable Grant(s) shall be extended in accordance with this Article 6.4.
6.5Disability
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest in the Beneficiary on the date of Disability.
6.6Death
In the event of the death of the Beneficiary during the Vesting Period, the Restricted Stock Units shall vest at the date of the request for vesting duly made by his or her beneficiaries in the framework of the inheritance.
The request for vesting of the Restricted Stock Units shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.7Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of
Restricted Stock Units that may vest pursuant to Article 6.1(b) upon the retirement of such Beneficiary, the Board of
Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Restricted Stock Units prior to the date of such retirement.
6.8Change in Control
1)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Grant Letter, in the event of a Change in Control:
a.Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Grant, for each Grant that is not assumed or substituted for and for which the Grant Date is at least one year prior to the consummation of the Change in
Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse and the
Restricted Stock Units shall be deemed fully vested prior to the consummation of the Change in
Control. Any Grant for which the Grant Date is less than one year prior to the consummation of the
Change in Control shall either be assumed or substituted for in accordance with Article 6.8(a)(ii) or cancelled in accordance with Article 6.8(a)(iii) below.
b.For the purposes of this Article 6.8, a Grant will be considered assumed or substituted if, (A) following the Change in Control, the Grant confers the right to receive, for each Restricted Stock Unit subject to the Grant immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of Ordinary Shares for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Restricted Stock Unit shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors
Appendix B-10
in good faith, to the per share consideration received by holders of Ordinary Shares in the Change in
Control; (B) any securities of the successor corporation or its parent forming part of the Grant following the Change in Control are freely tradable on a major stock exchange; and (C) the Grant otherwise remains subject to the same terms and conditions that were applicable to the Grant immediately prior to the Change in Control.
c.Notwithstanding any other provision of the Time-Based Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal
Revenue Code, the Board of Directors may, in its discretion, provide that each Grant shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per Ordinary Share in the Change in
Control multiplied by (ii) the number of Restricted Stock Units granted under the Grant. The Board of
Directors shall not be required to treat all Grants similarly for purposes of this Article 6.8(a). Payment of amounts under this Article 6.8(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Grants surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
2)The obligations of the Company under the Time-Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.
6.9 Compliance with laws and liability of the Company.
1)Shares shall not be sold or issued pursuant to the vesting of Restricted Stock Units unless the vesting of such
Restricted Stock Units, and the issuance or sale and delivery of such shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as
amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, Applicable Laws and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, the laws of any applicable jurisdiction in which Restricted Stock Units are granted and any other French, U.S. or other laws applicable to the Restricted Stock Units.
2)Without limiting the provisions of Article 6.9(a) above, the inability of the Company to obtain authority from any regulatory body having jurisdiction or to otherwise comply with any applicable law, which authority or compliance is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained or as to which such legal compliance has not
Appendix B-11
been possible or practicable, and shall constitute circumstances in which the Board may determine to amend or cancel the Restricted Stock Units, with or without consideration to the affected Beneficiary.
3)The Company and its affiliated companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its affiliated companies was not able to acquire the shares.
7.HOLDING PERIOD
7.1Principle
1)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Ordinary Shares underlying the Restricted Stock Units granted under the Time-Based Plan and will be shareholders of the
Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Ordinary Shares underlying the Restricted Stock Unit shall not be transferable during the Holding
Period (if any) and the Beneficiaries may not transfer or pledge those shares, by any means, or convert them into the bearer form.
2)At the end of the Holding Period (if any), the Ordinary Shares underlying the Restricted Stock Unit will be fully transferable, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Ordinary Shares underlying the Restricted Stock Unit granted under the
Time-Based Plan may not be transferred (i) if a "black-out” period is in effect pursuant to the Company’s Insider
Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Ordinary Shares underlying the
Restricted Stock Unit delivered to the Beneficiaries referred to in Article 6.5 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.6 above may be freely transferred as from the date of their vesting.
8.CHARACTERISTICS OF THE ORDINARY SHARES
The Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units that shall be, at the Company’s choice, new shares to be issued by the Company or existing shares acquired by the Company.
As from the Vesting Date, the Ordinary Shares delivered pursuant to the Restricted Stock Units shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing Ordinary Shares and shall benefit from the same rights as from the Vesting Date.
Dividend equivalents may be accumulated with respect to Restricted Stock Units granted under the Time-Based Plan solely to the extent determined by the Board of Directors,in its sole discretion. To the extent the Board of Directors provides for the accumulation of dividend equivalents with respect to Restricted Stock Units, such dividend equivalents may be credited or paid in the form of cash or Ordinary Shares or through reinvestment in additional
Restricted Stock Units or in such other manner as the Board of Directors may determine in its sole discretion, and any such dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they are attributable. Restricted Stock Units that do not vest do not give a right to any dividend paid or dividend equivalent accumulated prior to the Vesting Date.
Appendix B-12
9.DELIVERY AND HOLDING OF THE RESTRICTED STOCK UNITS
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Ordinary Shares underlying the
Restricted Stock Units vested under the Time-Based Plan, provided that the conditions and criteria for such vesting provided by Articles 5 and 6 above are met.  However, Ordinary Shares may not be delivered in fractional shares.
Unless otherwise provided in an award agreement or grant letter, the number of Ordinary Shares delivered at the end of any Vesting Period will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Ordinary Shares in excess of the total number of Ordinary Shares subject to the Grant.
If the Vesting Date is not a Working Day, the delivery of the Ordinary Shares shall be completed the first Working Day following the end of the Vesting Period.
The Ordinary Shares underlying the Restricted Stock Units that may be vested under the Time-Based Plan will be held, during the Holding Period, if any, in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at UPTEVIA with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no
Holding Period), the Ordinary Shares underlying the Restricted Stock Units shall remain in nominative form
(nominatif pur) at UPTEVIA until such time as they are transferred to make sure that the restrictions set forth in Article
7.1(b) above are complied with.
In the event that, as a consequence of the Grant of Restricted Stock Units under the Time-Based Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the
Ordinary Shares on the Vesting Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.
10.SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1Shares Available.
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Ordinary Shares underlying the Restricted Stock Units (including pursuant to any dividend equivalents) that may be delivered under the Time-Based Plan shall not exceed the number of shares remaining available for issuance or transfer under the
Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the
Company, as of the Grant Date, that are not subject to outstanding awards thereunder. Any Restricted Stock Unit granted in connection with the Time-Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Ordinary Share underlying the Restricted Stock Unit granted in connection with such Grant (including any Ordinary Shares relating to dividend equivalents).  Ordinary Shares subject to the Time-
Based Plan shall consist of authorized but unissued shares, as well as existing shares of the Company.
In the event that a Grant, or any part thereof, for any reason is terminated or canceled without having vested, the
Ordinary Shares subject to the unvested and forfeited portion of the Restricted Stock Units relating to such Grant shall, provided the Time-Based Plan is still in force, again be available for future Grant pursuant to the Time-Based
Plan or the 2015 Performance Based Plan. Notwithstanding any provision of the Time-Based Plan or the Appendix thereunder to the contrary, shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance or transfer under the Time-Based
Plan.
Appendix B-13
11.INTERMEDIARY OPERATIONS
Subject to Article 6.8, in the event of exchange of shares without any payment in cash (soulte) resulting from a merger or split-up completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive Ordinary Shares underlying Restricted Stock Units of the Company or shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Ordinary Shares underlying Restricted
Stock Units.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period, if any.
12.ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate Ordinary Shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Ordinary Shares underlying Restricted Stock Units granted under the Time-Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options as per Article
L. 225-181 and Article L. 228-99 of the French commercial code.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Grant of
Restricted Stock Units he or she benefited from, it being specified that the Restricted Stock Units of the Company granted pursuant to this adjustment shall be governed by the Time-Based Plan.
13.AMENDMENT TO THE TIME-BASED PLAN
13.1Principle
The Time-Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock
Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries, unless such amendment is necessary or appropriate to comply with or facilitate compliance with applicable laws or other rules, regulations or requirements, as determined by the Board of Directors
(or its delegate).
The new provisions shall apply to the Beneficiaries of the Restricted Stock Units during the Vesting Period on the date of the decision to amend the Time-Based Plan made by the Board of Directors, or the written consent of the
Beneficiary, if required.
13.2Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the Time-Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-
mail.
Appendix B-14
14.TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the grant of Restricted Stock Units, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the reporting obligations he or she must comply with in relation to the grant of the Restricted Stock Units.
15.MISCELLANEOUS
15.1Rights in relation to the capacity of employee
No provisions of the Time-Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2Rights in relation to future Restricted Stock Units plans and Nature of Grant
Rights in relation to future Restricted Stock Units plans. The fact that a person may benefit from the Time-Based Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
Nature of Grant. In accepting any Grant under the Time-Based Plan, the Beneficiary acknowledges that:
(a)the Time-Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the
Time-Based Plan;
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock
Units, even if Restricted Stock Units have been granted repeatedly in the past;
(c)all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)Beneficiary’s participation in the Time-Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)Beneficiary is voluntarily participating in the Time-Based Plan;
(f)the Restricted Stock Units are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
(g)the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
Appendix B-15
(h)in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)the future value of the underlying Ordinary Shares is unknown and cannot be predicted with certainty;
(j)if the Beneficiary obtains Ordinary Shares, the value of those Ordinary Shares may increase or decrease;
(k)in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Restricted Stock Units or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Time-
Based Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Restricted Stock Units under the Time-Based
Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of
"garden leave” or similar period pursuant to local law).
15.3Applicable law - Jurisdiction
The Time-Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France at the time of the relevant taxable event.
16.DATA PRIVACY
As part of the 2015 Time-Based Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of
Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil
Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.
The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the 2015 Time-Based Plan. Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information:
the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in
Appendix B-16
Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter.
The Company may disclose the Data to the Employer, subsidiaries and affiliated companies, sub-contractors, banking and financial organizations on a need-to-know basis. These entities may be located outside the European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data
Regulation, in particular by implementing standard contractual clauses of the European Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address:
dpo@criteo.com.
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the Data
Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.
17.ELECTRONIC DELIVERY
The Company may, in its sole discretion, decide to deliver any documents related to the Time-Based Plan or future awards that may be granted under the Time-Based Plan by electronic means or to request Beneficiary’s consent to participate in the Time-Based Plan by electronic means.  Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Time-Based Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18.SEVERABILITY
The provisions of this Time-Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
Appendix B-17
APPENDIX
TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France.  Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Time-
Based Plan.
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the Time-Based Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2023.  Such laws are often complex and change frequently.  The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Time-Based Plan because such information may be outdated when the Beneficiary vests in the Restricted Stock
Units and/or sells any shares delivered pursuant to the award.
GENERAL PROVISIONS
Taxes.  Regardless of any action the Company or the Beneficiaries’ employer (the "Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax-Related Items”), the
Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock
Units grant, including the grant, vesting of the Restricted Stock Units, the subsequent sale of Ordinary Shares underlying Restricted Stock Units delivered pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the
Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Restricted Stock Units, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any.
In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related
Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of shares underlying the Restricted Stock Units. Alternatively, or in addition, if permissible under local law, and with respect to any individual who is determined by Criteo to be an
"officer” as defined by Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the
Exchange Act), or an "executive officer” as defined by Rule 3b-7 promulgated under the Exchange Act, the Company may, (1) sell or arrange for the sale of shares underlying the vested Restricted Stock Units to meet the withholding obligation for Tax-Related Items and/or (2) withhold in shares, provided that, to the extent required under applicable accounting or tax rules, the Company only withholds the amount of shares necessary to satisfy the withholding amount, and further provided that any such withholding of shares shall be subject to advance approval by the Board of Directors or a committee thereof as constituted in accordance with Rule 16b-3 under the Exchange Act.  Finally, the
Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the
Employer may be required to withhold as a result of the Beneficiary’s participation in the Time-Based Plan or the
Beneficiary’s Vesting of Restricted Stock Units that cannot be satisfied by the means previously described.  The
Company may refuse to honor the vesting and refuse to deliver the shares underlying the vested Restricted Stock
Appendix B-18
Units if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.
For tax residents of the United States
Beneficiary acknowledges that both this award and any underlying Ordinary Shares are securities, the issuance or transfer of which by the Company requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that
Beneficiary makes the representations contained in this section to the Company.
Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the Time-Based Plan comply with, or be exempt from,
Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Time-Based Plan and the Grant Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  In this regard, any payments or benefits (including vesting tranches) described in the Time-Based Plan and the Grant Letters thereunder that are due within the "short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise and each amount to be paid or benefit to be provided under the Time-Based Plan shall be treated as a separate identified payment for purposes of Section 409A of the Code.
Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/
or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of this the Time-Based Plan and no payment or benefit shall be due to the
Beneficiary under the Time-Based Plan and the Grant Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a "separation from service” from the Company within the meaning of Section 409A of the Code.  Notwithstanding anything to the contrary in the Plan and the Grant Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code due to the Beneficiary’s status as a
"specified employee” within the meaning of Section 409A of the Code, such payment, under the Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).  Further notwithstanding anything to the contrary in the Plan, to the extent required under Section 409A of the Code to make payment of an award upon a Change in Control, the applicable transaction or event defined in Article 2 and described in Article 6.8 of the Plan must qualify as a "change in control event” within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it does not, then unless otherwise specified in the applicable Grant Letter, any Restricted Stock Units vested in the
Beneficiary upon a Change in Control shall be delivered on their originally specified Vesting Date, in accordance with
Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the Time-Based Plan, the shares underlying the Restricted Stock Units shall be delivered to the Beneficiary no later than 60 days following the date of the Beneficiary’s Disability; provided, that, to the extent that the Restricted Stock
Units are considered deferred compensation subject to Section 409A of the Code, any such Disability will be within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it is not, any Restricted
Stock Units vested in the Beneficiary upon Disability shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
Appendix B-19
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.6 of the Time-Based Plan, the Restricted Stock Units shall be delivered no later than no later than 90 days following the date of the Beneficiary’s death, but in any event no later than December 31st of the calendar year following the year of the Beneficiary’s death to the extent permitted by Section 409A of the Code.The Company makes no representation that any or all of the payments described in the Time-Based Plan and the Grant Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the
Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the Time-Based Plan to the Beneficiary who should seek his or her own tax advice.
For Israeli Tax Residents
Upon grant of Restricted Stock Units, if the award is made to an employee, director or officer of an Israeli resident member of the Group (the "Approved Israeli Participants"), and is intended to qualify for beneficial tax treatment pursuant to the trustee capital gains route of Section 102 of the Israeli Income Tax Ordinance [New Version] 1961
("Trustee 102 Awards", "Capital Gains Route" and "Ordinance") the following provisions shall apply. The designation of a Restricted Stock Unit as a Trustee 102 Award shall be determined by the Board of Directors or any committee thereof. Unless otherwise specifically determined, all Restricted Stock Units awards to Approved Israeli Participants are intended to be Trustee 102 Awards. The provisions below set out the terms and conditions applicable to Trustee
102 Awards granted to Approved Israeli Participants, as defined below, in order to satisfy Israeli tax requirements. If the terms are not met the Restricted Stock Units shall be subject to tax pursuant to the non-trustee route of Section
102 or Section 2 or 3(i) of the Ordinance.
Trustee 102 Awards and/or any Ordinary Shares allocated or issued upon the vesting of a Trustee 102 Award and/or other Ordinary Shares received following any realization of rights under the Plan, shall be allocated or issued to the trustee appointed by the Company and/or its Israeli subsidiary pursuant to the provisions of Section 102 of the
Ordinance (the "102 Trustee") or controlled by the 102 Trustee, for the benefit of the Approved Israeli Participants, in accordance with the provisions of Section 102 of the Ordinance. In the event the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as awards subject to tax pursuant to Section 102(c) of the
Ordinance or as awards which are not subject to Section 102, all in accordance with the provisions of Section 102.
With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Ordinary Shares received upon the grant, vesting or exercise of a Trustee 102 Award and/or any Ordinary Shares received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “102 Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the 102 Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved
Israeli Participant.
Notwithstanding anything to the contrary, the 102 Trustee shall not release or sell any Ordinary Shares allocated or issued upon the vesting of a Trustee 102 Award unless the Company, the Group and the 102 Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.
Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of such award under
Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the 102 Trustee.
Appendix B-20
Each Trustee 102 Award will be deemed granted on the Grant Date, provided that and subject to (i) the Approved
Israeli Participant has signed all documents required by the Company or applicable law, and (ii) the Company has provided all applicable documents to the 102 Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the 102 Award will be considered as granted under Section 102(c) of the Ordinance.
Notwithstanding any provision of the Plan, no Trustee 102 Award or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such award shall be given to any third party whatsoever, and during the lifetime of the Approved Israeli Participant, each and all of such
Approved Israeli Participant’s rights with respect to an award shall belong only to the Approved Israeli Participant.
Any such action made, directly or indirectly, for an immediate or future validation, shall be void. As long as Restricted
Stock Units and/or Ordinary Shares issued or purchased hereunder are held by the 102 Trustee on behalf of the
Approved Israeli Participant, all rights of the Approved Israeli Participant over the Restricted Stock Units and Ordinary
Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
With regard to Trustee 102 Awards, the provisions of Section 102 and any approval issued by the ITA shall be deemed an integral part of the Plan and the Grant Letter. Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to a Trustee 102
Award, which is not expressly specified herein, shall be considered binding upon the Company and the Approved
Israeli Participants. Furthermore, if any provision of the Plan disqualifies Trustee 102 Awards from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the Trustee 102 Awards.
Any tax consequences arising from the grant, vesting or sale of any Trustee 102 Award or Ordinary Shares covered thereby or from any other event or act (of the Company, and/or the Group, and the 102 Trustee or the Approved
Israeli Participant), hereunder, shall be borne solely by the Approved Israeli Participant. The Company and/or the
Group, and/or the 102 Trustee shall withhold tax according to the requirements of applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Approved Israeli Participant agrees to indemnify the Company and/or the Group and/or the 102 Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Approved Israeli Participant. The
Company and/or, when applicable, the 102 Trustee shall not be required to release any Ordinary Shares to an
Approved Israeli Participant until all required tax payments have been fully made.
Appendix B-21
Exhibit 1
List of Countries
•Canada
•Japan
•Singapore
•The Netherlands
Appendix B-22
Exhibit 2
Form of Grant Letter
[Beneficiary Name and Address]
[Date]
Letter delivered by electronic delivery
[Name of Beneficiary],
We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting
held on [June 13, 2023], the board of directors of Criteo (the « Company »), during its meeting held on [        ] (the «
Grant Date »), granted to you Restricted Stock Units of the Company, under the terms and conditions provided for in
Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Time-
Based Restricted Stock Units Plan of the Company (the « the Time-Based Plan »).  Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the Time-Based Plan.
The board of directors granted to you [      ] restricted stock units of the Company (the « Shares »), with a par value of EUR 0.025 each.
The period (« Vesting Period ») at the end of which the grant will become effective and final (i.e., the Shares will be delivered to you and be your property), has been set at [  ] years as from the Grant Date: [details of vesting scheduled to be inserted]. [Except as provided below], the Shares will thus vest at the end of the Vesting Period unless you shall cease to be an employee of the Criteo group for any reason whatsoever during the Vesting Period
(subject to the following paragraph).
[In the event you cease to be an employee or officer of the Group after the one-year anniversary of the Grant
Date but prior to the First Vesting Date, you shall vest in, on the First Vesting Date, a number of Shares that is equal to the pro rata portion (measured by the ratio of (A) the number of quarters elapsed from the Grant Date included to the date you cease to be an employee or officer of the Group (excluded) to (B) the total number of quarters between the Grant Date (included) and the First Vesting Date (excluded)) of the number of Shares that you would have vested on the First Vesting Date had you remained an employee or officer of the Group until such date (the « Prorated
Vesting »).]  [Notwithstanding the foregoing, if you are a tax resident of the United States, the Company will be required to withhold Federal Insurance Contributions Act taxes in respect of your vesting gain as of the first anniversary of the Grant Date.]
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest on the date of Disability. In the event of death during the Vesting Period, the Restricted Stock Units shall vest at the date of the request made by your beneficiaries in the framework of the inheritance. The request for the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
Neither the Time-Based Plan nor this letter shall confer upon you any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Time-Based Plan or this letter shall be construed to limit the discretion of the Company to terminate your continuous service at any time, with or without cause.
By acknowledging this grant, you hereby acknowledge and agree that any Grant pursuant to the Time-Based
Plan shall be subject to any applicable Criteo clawback policy, as adopted by Criteo from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.
Appendix B-23
[To be included for the employees of the Israeli subsidiary: The Restricted Stock Units are intended to be subject to tax pursuant to the trustee capital gains route of Section 102 of the Ordinance, subject to compliance with the requirements under Section 102 and any rules or regulations thereunder, including the execution of this Grant
Letter and the required declarations. However, in the event the Restricted Stock Units do not meet the requirements of Section 102, such Restricted Stock Units and the underlying Ordinary Shares shall not qualify for the favorable tax treatment under the Capital Gains Route. The Company makes no representations or guarantees that the Restricted
Stock Units will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102. The Restricted Stock Units and the Ordinary Shares issued upon vesting and/or any additional rights, as detailed above, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Restricted
Stock Units (the “Additional Rights”) shall be issued to or controlled by the 102 Trustee for your benefit under the provisions of the Capital Gains Route for at least the period stated in Section 102 or any other period of time determined by the Israel Tax Authority (“ITA”). In accordance with the requirements of Section 102 and the Capital
Gains Route, you shall not sell nor transfer from the 102 Trustee the Ordinary Shares or Additional Rights until the end of the 102 Holding Period. Notwithstanding the above, if any such sale or transfer occurs before the end of the
102 Holding Period, the sanctions under Section 102 shall apply and shall be borne by you. The Company and/or member of the Group and/or the 102 Trustee shall withhold taxes according to the requirements under the applicable laws, the rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company and/or any member of the Group and/or the 102 Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. The Company and/or any member of the Group and/or the 102 Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to you, or from proceeds of the sale of any Ordinary Shares, an amount equal to any tax required by law to be withheld with respect to such Ordinary Shares. You will pay to the Company, any member of the Group or the 102 Trustee any amount of taxes that the Company and/or any member of the Group or the Trustee may be required to withhold with respect to any Ordinary Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Ordinary Shares if you fail to comply with your obligations in connection with the taxes as described in this section. Any fees associated with any vesting, sale, transfer or any act in relation to the Restricted Stock units and the Ordinary Shares issued upon vesting, shall be borne by you. The 102
Trustee and/or the Company and/or any member of the Group shall be entitled to withhold or deduct such fees from payments otherwise due to/from the Company or any member of the Group or the 102 Trustee.
[Security Law Exemption. If required, the Company will obtain an exemption from the requirement to file a prospectus with respect to the Restricted Stock Units.  If obtained copies of the Plan and Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange Commission will be available free of charge upon request from your local human resources department.]
In addition to the acknowledgments noted above and in the Plan, you hereby understand, acknowledge, agree as follows: (i) you are familiar with the provisions of Section 102 of the Ordinance and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to your Restricted
Stock Units and agree to comply with such provisions, as amended from time to time, provided that if such terms are not met, the specific tax route may not apply; (ii) you accept the provisions of the trust agreement signed between the Company and the 102 Trustee, and agree to be bound by its terms; (iii) you acknowledge that selling the Ordinary
Shares or releasing the Ordinary Shares from the control of the 102 Trustee prior to the termination of the 102
Holding Period constitutes a violation of the terms of Section 102 and agree to bear the relevant sanctions; (iv) you authorize the Company to provide the plan administrator and the 102 Trustee with any information required for the purpose of administering the Plan including executing their obligations according to Section 102 of the Ordinance, the trust deed and the trust agreement, including without limitation information about your Restricted Stock Units,
Ordinary Shares, income tax rates, salary bank account, contact details and identification number and acknowledge that the information might be shared with an administrator who is located outside of Israel, where the level of protection of personal data is different than in Israel.]
The detailed terms of such grant are described in the Time-Based Plan, a copy of which is attached hereto.
The Time-Based Plan is hereby incorporated by reference and made a part hereof, and the Restricted Stock Units granted herein shall be subject to all terms and conditions of the Time-Based Plan and this Grant Letter.  In the event
Appendix B-24
of any conflict between the provisions of this Grant Letter and the provisions of the Time-Based Plan, the provisions of the Time-Based Plan shall govern.
Thank you for accepting the Grant by clicking on the acceptance button directly in your Equate platform no later than 6 months from the date of notification by the Company of the availability online of the Grant documentation; the documents being deemed to be received on the date of the electronic delivery.
Yours sincerely,
Appendix C-1
APPENDIX C
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO AMENDED AND RESTATED 2015 PERFORMANCE-BASED RESTRICTED STOCK UNITS PLAN
Appendix C-2
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.
AMENDED AND RESTATED 2015 PERFORMANCE-BASED RESTRICTED
STOCK UNITS PLAN
Adopted by the Board of Directors on April 23, 2020
Approved by the Company's combined shareholders' general meetings of October 23, 2015, June 29, 2016 and
June 28, 2017
Amended from time to time. Last amendment by the Board: April 28, 2026
Appendix C-3

1. IMPLEMENTATION OF THE PERFORMANCE BASED RESTRICTED STOCK UNIT PLAN ........................................	2
2. DEFINITIONS ...................................................................................................................................................................	2
3. PURPOSE ..........................................................................................................................................................................	5
4. BENEFICIARIES: ELIGIBLE EMPLOYEES ......................................................................................................................	5
5. NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS ...................................................................................	5
6. VESTING PERIOD ............................................................................................................................................................	5
7. HOLDING PERIOD ...........................................................................................................................................................	12
8. CHARACTERISTICS OF THE ORDINARY SHARES .......................................................................................................	13
9. DELIVERY AND HOLDING OF THE ORDINARY SHARES UNDERLYING THE RESTRICTED STOCK UNITS .........	13
10. SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS ........................................................................................	14
11. INTERMEDIARY OPERATIONS ....................................................................................................................................	15
12. ADJUSTMENT ................................................................................................................................................................	15
13. AMENDMENT TO THE 2015 PERFORMANCE PLAN ..................................................................................................	15
14. TAX AND SOCIAL RULES .............................................................................................................................................	16
15. MISCELLANEOUS ..........................................................................................................................................................	16
16. DATA PRIVACY ..............................................................................................................................................................	18
17. ELECTRONIC DELIVERY ...............................................................................................................................................	19
18. SEVERABILITY ...............................................................................................................................................................	19
APPENDIX .............................................................................................................................................................................	20
IMPLEMENTATION OF THE PERFORMANCE BASED RESTRICTED STOCK UNIT PLAN
On July 30, 2015 , the Board of Directors adopted the Original 2015 Performance Based Restricted Stock Unit
Plan stating the conditions and criteria for the grant of Restricted Stock Units of Criteo, a French société anonyme whose registered office is located at 32, rue Blanche, 75009 Paris, France and whose identification number is
484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Company or any company or economic interest group (groupement d'intérêt économique) in which the Company holds, directly or indirectly, at least 10% of the share capital and voting rights at the date of grant of said shares, as determined by the Board of Directors, and the combined (ordinary and extraordinary)
shareholders’ meeting of the Company approved the Performance Based Restricted Stock Unit Plan on October
23, 2015.
The Original 2015 Performance Based Restricted Stock Unit Plan was subsequently approved by the combined
(ordinary and extraordinary) shareholders’ meeting of the Company, which also granted authority to the Board of
Directors to grant Restricted Stock Units under the Original 2015 Performance Based Restricted Stock Unit Plan.
On February 25, 2016, the Board of Directors adopted this amended and restated version of the Original 2015
Performance Based Restricted Stock Unit Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016, on June 28,
2016, on April 4, 2018, on April 25, 2019, on April 23, 2020,  on April 7, 2021, on April 6, 2022, on April 5, 2023, and
on April 28, 2026, the “2015 Performance Based Restricted Stock Unit Plan” or the "Performance Based
Plan").
Appendix C-4
2.  DEFINITIONS
Under the Performance Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S.
laws.  Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Applicable Laws"
refers to, for the U.S., the legal requirements related to the administration of equity compensation plans under federal and state corporate and securities laws, including requirements of any exchange or quotation system on which the Shares may then be listed or quoted, and the Code in force in the United
States of America

"Beneficiaries"	refers to the person(s) for whose benefit the Board of Directors has approved a Grant of Restricted Stock Units under the Performance Based Plan as well as, as the case may be, his or her heirs.
"Board of Directors"	refers to the Company’s board of directors.
"Bylaws"	refers to the Company’s bylaws in force at the date referred to.
"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity)
a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded
Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of
Ordinary Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code.
Appendix C-5

"Grant Date"	refers to the date when the Board of Directors approves a grant of Restricted Stock Units under the 2015 Performance Based Restricted Stock Units Plan.
"Grant Letter"	refers to the notice, substantially in the form set forth in Exhibit 1, which informs a given Beneficiary of the Grant of Restricted Stock Units, as stated in Article 5 of the Performance Plan.
"Grant"
refers to the decision of the Board of Directors to grant  Restricted Stock Units to a given Beneficiary, subject to  the vesting conditions set forth by the
Performance Based Plan as amended from time to time.

"Group"	refers to the Company and to all the companies and groups affiliated with the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code.
"Holding Period"
refers to the period, if any, starting on the Vesting Date, during which a
Beneficiary may not transfer or pledge his or her shares underlying the vested
Restricted Stock Units, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the
Holding Period may in no event be less than two years as from the Grant Date pursuant to applicable French law.

"Ordinary Share"	refers to one ordinary share (action ordinaire) of the Company or an American Depositary Share representing one Share on the Nasdaq Global Market.
"Original 2015 Performance Based Restricted Stock Units Plan"
refers to the version of the 2015 Performance Based Stock Unit Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015.

"Restricted Stock Units"
refers to  a promise by the Company to deliver to the Beneficiary on the
Vesting Date, at no consideration, Ordinary Shares, subject to the vesting conditions set forth by the Performance Based Plan. Dividend, voting and other shareholder rights will not apply until the issuance or transfer of Ordinary
Shares at the time of vesting of the Restricted Stock Units under the
Performance Based Plan.

"Vesting Date"	refers to the date on which the Ordinary Shares subject to the Restricted Stock Units are delivered to the relevant Beneficiary.
Appendix C-6

"Vesting Period"
refers to the minimum one year period starting on the Grant Date and ending on the Vesting Date, being specified that the Board of Directors may decide to extend this period for all or part of the Restricted Stock Units and/or provide for vesting in tranches, as stated in the corresponding Grant Letter.

"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.
3.  PURPOSE
The Performance Based Plan sets forth the conditions and criteria for the grant of Restricted Stock Units under the Performance Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the
authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the Performance Based Plan are:
•to attract and retain the best available personnel for positions of substantial responsibility;
•to provide additional incentive to Beneficiaries, including performance incentives; and
•to promote the success of the Company's business.
4.  BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015 , the Board of
Directors of the Company will approve the list of Beneficiaries among the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Group, as determined by the Board of Directors, together with the indication of the number of Restricted
Stock Units granted to each of them.
5.  NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS
The notice of the Grant of Restricted Stock Units  to each Beneficiary shall be made pursuant to a Grant Letter made available to the Beneficiary together with a copy of the Performance Based Plan as amended and restated, indicating the number of Restricted Stock Units granted, the Vesting Period, the Holding Period, if any, and the
Performance Targets (as described in Article 6.1 and 6.2).
The Beneficiary shall acknowledge receipt of the Grant documentation comprised of the Grant Letter and of the
Performance Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Grant Letter within 6 months (or such other number of days determined by the Company) from the date of notification by the Company of the availability on line of the Grant documentation; the documents being deemed to be received on the date of the electronic delivery.
6.  VESTING PERIOD
6.1.Principle
Appendix C-7
(a)The Restricted Stock Units granted under the 2015 Performance Based Plan shall vest in the Beneficiaries at the end of the Vesting Period, provided that the following condition(s) precedent(s) is
(are) met:
1.except as set forth in Article 6.1(b), continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group during the
Vesting Period, in the absence of which he or she will not be entitled to acquire Ordinary Shares on the date when this condition is no longer met; and
2.attainment of one or more Performance Targets determined by the Board of Directors at grant in accordance with Article 6.2 and reflected in the relevant Grant Letter.
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to vest in the
Restricted Stock Units granted under the Performance Based Plan at the end of the Vesting Period; provided, that if the Beneficiary is an officer on the Grant Date and subsequently ceases to be an officer of any company of the Group, the Board of Directors shall have the discretion to terminate the Beneficiary’s Restricted Stock Units granted under the Performance Based Plan at any time up to the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the
Company which is personal and may not be transferred until the end of the Vesting Period, except in case of death.
During the Vesting Period, the Beneficiaries will not own the Ordinary Shares and will not be shareholders of the
Company. As a consequence, they will not hold any rights attached to the Ordinary Shares.
(b)Unless otherwise determined by the Board of Directors at the Grant Date, if the
Beneficiary (i) ceases to be an employee or officer of the Group more than one year after the Grant Date but prior to (A) the Vesting Date or (B) in the case of a Grant that vests in tranches, the vesting date of the first tranche of the Grant (such date in either (A) or (B), the “First Vesting Date”),  and (ii) prior to the termination of his or her employment or term of office, any applicable Performance Targets (as defined below) are fully satisfied, then the
Beneficiary shall vest in, on the First Vesting Date, only those Restricted Stock Units that correspond to the
Performance Targets that were fully satisfied prior to the termination of his or her employment or term of office
(rounded to the nearest whole number). For instance, for a Grant where 2/3 of the Restricted Stock Units vest upon the second anniversary of the Grant Date subject to the attainment of Performance Target No. 1 and 1/3 of the Restricted Stock Units vest upon the third anniversary of the Grant Date subject to the attainment of said
Performance Target No. 1, if the Beneficiary ceases to be an employee or officer of the Group on the day following the first anniversary of the Grant Date and the Board determines that, by that date, the Beneficiary has satisfied said Performance Target No. 1 at 100%, it shall vest in on such second anniversary date 1/3 of his
Restricted Stock Units, with the balance being automatically forfeited. If said Performance Target No. 1 is not met at the 100% level or higher prior to the Beneficiary’s termination, the Beneficiary’s entire Grant will be automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Grants where the First Vesting Date is more than one year after the Grant Date.
(c)In addition to any other powers set forth in the Performance Based Plan and subject to the provisions of the Performance Based Plan, the Board of Directors shall have the full and final power
Appendix C-8
and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Grant
(which need not be identical) and any Restricted Stock Units acquired pursuant thereto, including, without limitation, the Performance Measures (as defined below), performance period, performance award formula and
Performance Targets (as defined below) applicable to any grant and the extent to which such Performance
Targets have been attained. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances a Grant may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.6, 6.7 and 6.8 of the Performance Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to a Grant under the Performance Plan solely based on a Change in Control.
6.2Performance criteria
The vesting of any Restricted Stock Units granted hereunder shall be subject to or conditioned upon, in whole or in part, the achievement of Performance Targets in accordance with the following terms and conditions (each, a
“Performance Grant”):
6.2.1Establishment of performance period, performance targets and performance award formula
In granting each Performance Grant, the Board of Directors shall establish in writing the applicable performance period, performance award formula and one or more Performance Targets (as defined herein) which, when measured at the end of the performance period, shall determine, on the basis of the performance award formula, the final number of Restricted Stock Units acquired by the Beneficiary.  The Board of Directors shall have full power and final authority, in its discretion, to alter or cancel the Performance Targets or performance award formula applicable to a Beneficiary, including, without limitation, in the event that the Beneficiary changes roles or functions within the Group during the performance period. In any case, the performance period shall not be shorter than one year.
6.2.2Measurement of performance targets
Performance shall be evaluated by the Board of Directors on the basis of targets to be attained (“Performance
Targets”) with respect to one or more measures of business or financial performance  (each, a “Performance
Measure”), subject to the following:
(a)Performance Measures
(i)Determination of Performance Measures.  Except as otherwise determined by the Board of Directors and in each case to the extent applicable, Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry.
(ii)Calculation of Performance Measures. Except as otherwise determined by the
Board of Directors, the Performance Measures applicable to the vesting of the Restricted Stock Units shall be calculated in accordance with generally accepted accounting principles and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of Directors, occurring after the establishment of the Performance Targets applicable
Appendix C-9
to the vesting of the Restricted Stock Units. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Beneficiary’s rights with respect to the vesting of the Restricted Stock
Units.
(iii)Types of Performance Measures. Performance Measures may be one or more of the following or such other measures as determined by the Board of Directors:
(1)contribution excluding traffic acquisition costs;
(2)adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the Securities
Exchange Commission in the United States;
(3)cash flow from operating activities;
(4)stock price;
(5)completion of identified special project(s); or
(6)any combination of the foregoing.
Notwithstanding the foregoing, the Board of Directors may provide that one or more objectively determinable adjustments shall be made to the Performance Measures, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the Securities and
Exchange Commission.
(b)Performance Targets
Where applicable, Performance Targets may, without limitation, be expressed in terms of attaining a specified level of the Performance Measure or the attainment of a percentage increase or decrease in the particular
Performance Measure, and may be applied to one or more of the Company, any subsidiary or affiliate of the
Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the Board of Directors. The
Performance Targets may be subject to a threshold level of performance below which no Restricted Stock Units will vest, levels of performance at which specified numbers of Restricted Stock Units will vest, and a maximum level of performance above which no additional number of Restricted Stock Units will vest (or at which full vesting will occur).
6.3Compliance with Company Policies
1)Grant Subject to Clawback Policy.  The Grant Letter shall contain an acknowledgement and agreement by the Beneficiary that any Grant pursuant to the Performance Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.
Appendix C-10
2)Share Ownership Guidelines. Any Ordinary Shares acquired pursuant to the vesting of Restricted
Stock Units may need to be retained by the Beneficiary in order to comply with the Company’s
Share Ownership Guidelines, to the extent applicable to the Beneficiary.
6.4Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i)
the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to vest in the Restricted Stock Units at the end of the
Vesting Period.
6.5Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Grant(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Grant(s) shall be extended in accordance with this Article
6.5.
6.6Disability
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest in the
Beneficiary on the date of Disability in accordance with articles 6.1 and 6.2 and reflected in the Grant Letter, but being noted that (i) the condition related to the continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group during the Vesting
Period will be considered as met immediately on the date of Disability and (ii) the condition of the attainment of one or more Performance Targets determined by the Board of Directors at grant will be measured on the date of
Disability.
6.7Death
In the event of the death of the Beneficiary during the Vesting Period, the Restricted Stock Units shall vest in accordance with articles 6.1 and 6.2 and reflected in the Grant Letter, but being noted that (i) the condition related to the continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group during the Vesting Period will be considered as met immediately on the date of death and (ii) the condition of the attainment of one or more Performance Targets determined by the Board of Directors at grant will be measured on the date of death.
The Restricted Stock Units shall vest at the date of the request made by his or her beneficiaries in the framework of the inheritance. The request for the vesting of the Restricted Stock Units by the heirs shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.8Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of
Restricted Stock Units that may vest pursuant to Article 6.1(b) upon retirement of such Beneficiary, the Board of
Appendix C-11
Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Restricted Stock Units prior to the date of such retirement.
6.9Change in Control
(1)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the
Beneficiary or in the applicable Grant Letter, in the event of a Change in Control:
(◦)Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Grant, for each Grant that is not assumed or substituted for and for which the Grant Date is at least one year prior to the consummation of the
Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse, any performance conditions imposed with respect to such Grant shall be deemed to be achieved at target performance levels and the Restricted Stock Units shall be deemed fully vested by the Beneficiary prior to the consummation of the Change in Control. Any Grant for which the Grant Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.9(a)(ii) or cancelled in accordance with Article 6.9(a)(iii) below.
(◦)For the purposes of this Article 6.9, a Grant will be considered assumed or substituted if, (A)
following the Change in Control, the Grant confers the right to receive, for each Restricted Stock
Unit subject to the Grant immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of
Ordinary Shares for each such share held on the effective date of the transaction ; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Restricted Stock
Unit shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of Ordinary Shares in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Grant following the Change in Control are freely tradable on a major stock exchange; and (C) the Grant otherwise remains subject to the same terms and conditions that were applicable to the Grant immediately prior to the Change in
Control.
(◦)Notwithstanding any other provision of the 2015 Performance Plan, in the event of a Change in
Control, except as would otherwise result in adverse tax consequences under Section 409A of the
U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Grant shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per Ordinary Share in the Change in Control multiplied by (ii) the number of Restricted Stock Units granted. The
Board of Directors shall not be required to treat all Grants similarly for purposes of this Article
6.9(a). Payment of amounts under this Article 6.9(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the
Company's shareholders in connection with the Change in Control and may, in the Board of
Appendix C-12
Directors’ discretion, include subjecting such payments to vesting conditions comparable to the
Grants surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
(2)The obligations of the Company under the Performance Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.
6.10Compliance with Laws and Liability of the Company
a) Shares shall not be sold or issued pursuant to the vesting of Restricted Stock Units unless the vesting of such Restricted Stock Units, and the issuance or sale and delivery of such shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as
amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder,
Applicable Laws and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, the laws of any applicable jurisdiction in which Restricted Stock Units are granted and any other French, U.S. or other laws applicable to the Restricted Stock Units.
b) Without limiting the provisions of Article 6.10(a) above, the inability of the Company to obtain authority from any regulatory body having jurisdiction or to otherwise comply with any applicable law, which authority or compliance is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained or as to which such legal compliance has not been possible or practicable, and shall constitute circumstances in which the Board may determine to amend or cancel the Restricted Stock Units, with or without consideration to the affected Beneficiary.
c) The Company and its affiliated companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its affiliated companies was not able to acquire the shares.
7.  HOLDING PERIOD
7.1Principle
1)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Ordinary
Shares underlying the Restricted Stock Units granted under the Performance Based Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Ordinary Shares underlying the Restricted Stock Units shall not be transferable during the Holding
Period, if any, and the Beneficiaries may not transfer or pledge those shares, by any means, or convert them into bearer form.
2)At the end of the Holding Period, if any, the Restricted Stock Units will be fully transferable, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Ordinary Shares acquired pursuant to the vesting of the Restricted
Stock Units granted under the Performance Based Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in
Appendix C-13
contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the
Company’s shares are listed at such time.
7.2Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Ordinary Shares underlying the
Restricted Stock Units delivered to the Beneficiaries referred to in Article 6.5 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.6 above may be freely transferred as from the date of their date of vesting.
8.  CHARACTERISTICS OF THE ORDINARY SHARES
The Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units shall be, at the Company’s choice, new shares to be issued by the Company or existing shares acquired by the Company.
As from the Vesting Date, the Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing Ordinary Shares and shall benefit from the same rights as from the Vesting Date.
Dividend equivalents may be accumulated with respect to Restricted Stock Units granted under the Performance
Based Plan solely to the extent determined by the Board of Directors, in its sole discretion. To the extent the
Board of Directors provides for the accumulation of dividend equivalents with respect to Restricted Stock Units, such dividend equivalents may be credited or paid in the form of cash or Ordinary Shares or through reinvestment in additional Restricted Stock Units or in such other manner as the Board of Directors may determine in its sole discretion, and any such dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they are attributable. Restricted Stock Units that do not vest do not give a right to any dividend paid or dividend equivalent accumulated prior to the Vesting Date.
9.  DELIVERY AND HOLDING OF THE ORDINARY SHARES UNDERLYING THE RESTRICTED STOCK UNITS
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Ordinary Shares underlying the
Restricted Stock Units vested under the Performance Based Plan provided that the conditions and criteria for such vesting provided by Articles 5 and 6 above are met.  However, Ordinary Shares may not be delivered in fractional shares.  Unless otherwise provided in an award agreement or grant letter, the number of Ordinary
Shares delivered at the end of any Vesting Period will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Ordinary Shares in excess of the total number of
Ordinary Shares subject to the Grant.
If the Vesting Date is not a Working Day, the delivery of the Ordinary Shares underlying the Restricted Stock
Units shall be completed the first Working Day following the end of the Vesting Period.
The Ordinary Shares that may be acquired under the Performance Based Plan will be held, during the Holding
Period (if any), in nominative form (nominatif pur) in an individual account opened in the name of the relevant
Beneficiary at UPTEVIA with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b)
above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding
Period), the Restricted Stock Units shall remain in nominative form (nominatif pur) at UPTEVIA until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
Appendix C-14
In the event that, as a consequence of the Grant of Restricted Stock Units under the Performance Based Plan, the
Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Ordinary Shares underlying the Restricted Stock Units on the Vesting Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.
10.  SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1Shares Available
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Ordinary Shares underlying the Restricted Stock Units (including pursuant to any dividend equivalents) that may be delivered under the Performance Based Plan shall not exceed the number of shares remaining available for issuance or transfer under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Grant Date, that are not subject to outstanding awards thereunder. Any
Restricted Stock Units granted in connection with a Grant under the Performance Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Ordinary Share underlying the Restricted Stock Unit granted in connection with such Grant (including Ordinary Shares relating to dividend equivalents). Shares subject to the Performance Based Plan shall consist of authorized but unissued
Ordinary Shares, as well as existing Ordinary Shares.
In the event that a Grant, or any part thereof, for any reason is terminated or canceled without having vested, the unvested and forfeited portion of the Restricted Stock Units relating to such Grant shall, provided the 2015
Performance Based Plan is still in force, again be available for future grant pursuant to the Time-Based Restricted
Stock Units Plan or the Performance Based Plan. Notwithstanding any provision of the Performance Based Plan or the Appendix thereunder to the contrary, shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance or transfer under the Performance Based Plan.
10.2Individual Grant Limits
Unless otherwise determined by the Board of Directors, the following limits shall apply to the grant of a Grant under the Performance Based Plan. Subject to adjustment as provided in Articles 11 and 12, no Beneficiary shall be granted within any fiscal year of the Company a Grant of Restricted Stock Units under the Performance Based
Plan, the grant or vesting of which is based on the attainment of Performance Targets, for more than 1,000,000
Restricted Stock Units.
11.  INTERMEDIARY OPERATIONS
Subject to Article 6.9, in the event of exchange of shares without any payment in cash (soulte) resulting from a merger or split-up completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive Ordinary Shares underlying Restricted Stock Units of the Company or shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Ordinary Shares underlying Restricted Stock Units.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period (if any).
Appendix C-15
12.  ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate Ordinary Shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Ordinary Shares underlying the
Restricted Stock Units granted under the Performance Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options as per Article L. 225-181 and L. 228-99 of the French commercial code.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Grant of Restricted Stock Units he or she benefited from, it being specified that the shares of the Company granted pursuant to this adjustment shall be governed by the Performance Based Plan.
13.  AMENDMENT TO THE 2015 PERFORMANCE PLAN
13.1Principle
The Performance Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries, unless such amendment is necessary or appropriate to comply with or facilitate compliance with applicable laws or other rules, regulations or requirements, as determined by the Board of Directors (or its delegate).
The new provisions shall apply to the Beneficiaries of the Restricted Stock Units during the Vesting Period on the date of the decision to amend the Performance Based Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the Performance Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.
14.  TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the grant of Restricted Stock Units, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the reporting obligations he or she must comply with in relation to the grant of the Restricted Stock Units.
15.  MISCELLANEOUS
15.1Rights in relation to the capacity of employee
No provisions of the Performance Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting
Appendix C-16
the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2Rights in relation to future Restricted Stock Units plans and Nature of Grant
Rights in relation to future Restricted Stock Units plans. The fact that a person may benefit from the Performance
Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
Nature of Grant.  In accepting any Grant under the Performance Based Plan, the Beneficiary acknowledges that:
(a)the Performance Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Performance Based Plan;
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock
Units , even if Restricted Stock Units have been granted repeatedly in the past;
(c)all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)Beneficiary’s participation in the Performance Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)Beneficiary is voluntarily participating in the Performance Based Plan;
(f)the Restricted Stock Units are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of
Beneficiary’s employment contract, if any;
(g)the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the
Employer;
(h)in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)the future value of the underlying Ordinary Shares is unknown and cannot be predicted with certainty;
(j)if the Beneficiary obtains Ordinary Shares, the value of those Ordinary Shares may increase or decrease;
(k)in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Restricted Stock Units or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and
Appendix C-17
the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Performance Based Plan, the Beneficiary shall be deemed irrevocably to have waived the
Beneficiary’s entitlement to pursue such claim; and
(l)unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Restricted Stock Units under the
Performance Based Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
15.3Applicable law - Jurisdiction
The Performance Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France at the time of a relevant taxable event.
16.  DATA PRIVACY
As part of the Performance Based Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of
Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil
Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.
The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the Performance Based Plan.
Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information: the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter.
The Company may disclose the Data to the Employer, subsidiaries and affiliated companies, sub-contractors, banking and financial organizations, on a need-to-know basis. These entities may be located outside the
European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data Regulation, in particular by implementing standard contractual clauses of the European
Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address: dpo@criteo.com.
Appendix C-18
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the
Data Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.
17.  ELECTRONIC DELIVERY
The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Performance-Based
Restricted Stock Units Plan or future awards that may be granted under the 2015 Performance-Based Restricted
Stock Units Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Performance-
Based Restricted Stock Units Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Performance -Based Restricted Stock
Units Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18.  SEVERABILITY
The provisions of this Performance Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
Appendix C-19
APPENDIX
TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France.  Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Performance Based Restricted Stock Units Plan (the "Plan").
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the
Beneficiary should be aware with respect to his or her participation in the Performance Based Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of
March 2023.  Such laws are often complex and change frequently.  The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because such information may be outdated when the
Beneficiary vests in the Restricted Stock Units and/or sells any Ordinary Shares delivered pursuant to the award.
GENERAL PROVISIONS
Taxes.  Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the
Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the
Restricted Stock Units grant, including the grant, vesting of the Restricted Stock Units, the subsequent sale of shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Beneficiary’s liability for
Tax-Related Items.
Prior to vesting of the Restricted Stock Units, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any.  In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the
Beneficiary by the Company and/or Employer or from proceeds of the sale of shares underlying the Restricted
Stock Units.  Alternatively, or in addition, if permissible under local law, the Company may, (1) sell or arrange for the sale of shares underlying the vested Restricted Stock Units to meet the withholding obligation for Tax-
Related Items and/or (2) withhold in shares, provided that, to the extent required under applicable accounting or tax rules, the Company only withholds the amount of shares necessary to satisfy the withholding amount and further provided that any such withholding of shares shall be subject to advance approval by the Board of
Directors or a committee thereof as constituted in accordance with Rule 16b-3 under the Exchange Act.  Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the Plan or the
Beneficiary’s vesting of Restricted Stock Units that cannot be satisfied by the means previously described.  The
Company may refuse to honor the vesting and refuse to deliver the shares underlying the vested Restricted Stock
Appendix C-20
Units if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.
For Tax Residents of the United States
Beneficiary acknowledges that both this award and any underlying Ordinary Shares are securities, the issuance or transfer of which by the Company requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that
Beneficiary makes the representations contained in this section to the Company.
Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the Plan comply with, or be exempt from, Section
409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan and the Grant Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  In this regard, any payments or benefits (including vesting tranches) described in the Plan and the Grant Letters thereunder that are due within the "short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise and each amount to be paid or benefit to be provided under the Time-Based Plan shall be treated as a separate identified payment for purposes of Section 409A of the
Code.
Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of the Plan and no payment or benefit shall be due to the Beneficiary under the Plan and the Grant Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of
Section 409A of the Code.  Notwithstanding anything to the contrary in the Plan and the Grant Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code due to the Beneficiary’s status as a “specified employee” within the meaning of Section 409A of the Code, such payment, under the Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).  Further notwithstanding anything to the contrary in the Plan, to the extent required under Section 409A of the Code to make payment of an award upon a Change in
Control, the applicable transaction or event defined in Article 2 and described in Article 6.9 of the Plan must qualify as a “change in control event” within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it does not, then unless otherwise specified in the applicable Grant Letter, any
Restricted Stock Units vested in the Beneficiary upon a Change in Control shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article
6.6 of the Plan, the shares underlying the Restricted Stock Units shall be delivered to the Beneficiary no later than
60 days following the date of the Beneficiary’s Disability; provided, that, to the extent that the Restricted Stock
Units are considered deferred compensation subject to Section 409A of the Code,  any such Disability will be within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it is not, any
Appendix C-21
Restricted Stock Units vested in the Beneficiary upon Disability shall be delivered on their originally specified
Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article
6.7 of the Plan, the Restricted Stock Units shall be delivered no later than no later than 90 days following the date of the Beneficiary’s death, but in any event no later than December 31st of the calendar year following the year of the Beneficiary’s death to the extent permitted by Section 409A of the Code.
The Company makes no representation that any or all of the payments described in the Plan and the Grant
Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the Plan to the Beneficiary who should seek his or her own tax advice.
For Israeli Tax Residents
Upon grant of Restricted Stock Units, if the award is made to an employee, director or officer of an Israeli resident member of the Group (the "Approved Israeli Participants"), and is intended to qualify for beneficial tax treatment pursuant to the trustee capital gains route of Section 102 of the Israeli Income Tax Ordinance [New Version] 1961
("Trustee 102 Awards", "Capital Gains Route" and "Ordinance") the following provisions shall apply. The designation of a Restricted Stock Unit as a Trustee 102 Award shall be determined by the Board of Directors or any committee thereof. Unless otherwise specifically determined, all Restricted Stock Units awards to Approved
Israeli Participants are intended to be Trustee 102 Awards. The provisions below set out the terms and conditions applicable to Trustee 102 Awards granted to Approved Israeli Participants, as defined below, in order to satisfy
Israeli tax requirements. If the terms are not met the Restricted Stock Units shall be subject to tax pursuant to the non-trustee route of Section 102 or Section 2 or 3(i) of the Ordinance.
Trustee 102 Awards and/or any Ordinary Shares allocated or issued upon the vesting of a Trustee 102 Award and/
or other Ordinary Shares received following any realization of rights under the Plan, shall be allocated or issued to the trustee appointed by the Company and/or its Israeli subsidiary pursuant to the provisions of Section 102 of the Ordinance (the "102 Trustee") or controlled by the 102 Trustee, for the benefit of the Approved Israeli
Participants, in accordance with the provisions of Section 102 of the Ordinance. In the event the requirements for
Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as awards subject to tax pursuant to
Section 102(c) of the Ordinance or as awards which are not subject to Section 102, all in accordance with the provisions of Section 102.
With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Ordinary Shares received upon the grant, vesting or exercise of a Trustee
102 Award and/or any Ordinary Shares received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “102 Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the 102 Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Participant.
Appendix C-22
Notwithstanding anything to the contrary, the 102 Trustee shall not release or sell any Ordinary Shares allocated or issued upon the vesting of a Trustee 102 Award unless the Company, the Group and the 102 Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.
Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of such award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the 102 Trustee.
Each Trustee 102 Award will be deemed granted on the Grant Date, provided that and subject to (i) the Approved
Israeli Participant has signed all documents required by the Company or applicable law, and (ii) the Company has provided all applicable documents to the 102 Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the 102 Award will be considered as granted under Section 102(c) of the
Ordinance.
Notwithstanding any provision of the Plan, no Trustee 102 Award or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such award shall be given to any third party whatsoever, and during the lifetime of the Approved Israeli Participant, each and all of such Approved Israeli Participant’s rights with respect to an award shall belong only to the Approved Israeli
Participant. Any such action made, directly or indirectly, for an immediate or future validation, shall be void. As long as Restricted Stock Units and/or Ordinary Shares issued or purchased hereunder are held by the 102 Trustee on behalf of the Approved Israeli Participant, all rights of the Approved Israeli Participant over the Restricted
Stock Units and Ordinary Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
With regard to Trustee 102 Awards, the provisions of Section 102 and any approval issued by the ITA shall be deemed an integral part of the Plan and the Grant Letter. Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to a Trustee 102 Award, which is not expressly specified herein, shall be considered binding upon the
Company and the Approved Israeli Participants. Furthermore, if any provision of the Plan disqualifies Trustee 102
Awards from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the Trustee
102 Awards.
Any tax consequences arising from the grant, vesting or sale of any Trustee 102 Award or Ordinary Shares covered thereby or from any other event or act (of the Company, and/or the Group, and the 102 Trustee or the
Approved Israeli Participant), hereunder, shall be borne solely by the Approved Israeli Participant. The Company and/or the Group, and/or the 102 Trustee shall withhold tax according to the requirements of applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Approved Israeli Participant agrees to indemnify the Company and/or the Group and/or the 102 Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Approved
Israeli Participant. The Company and/or, when applicable, the 102 Trustee shall not be required to release any
Ordinary Shares to an Approved Israeli Participant until all required tax payments have been fully made.
Appendix C-23
Exhibit 1
Form of Grant Letter
[Beneficiary Name and Address]
[Date]
Letter delivered by electronic delivery
[Name of Beneficiary],
We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’
meeting held on June 13, 2023, the board of directors of Criteo S.A. (the “Company”), during its meeting held on
[      ] (the “Grant Date”), granted to you Restricted Stock Units of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and
Restated 2015 Performance Based Restricted Stock Units (the “2015 Performance Plan”). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Performance Plan.
The Board granted to you [    ] ordinary shares of the Company (the “Shares”), with a par value of EUR
0.025 each (the “Grant”).
There is a period (the “Vesting Period”) at the end of which the Grant will become effective and final (i.e., the Shares will be delivered to you and be your property). The Shares may be acquired by you not earlier than
[        ] unless you shall cease to be an employee or officer of the Criteo group for any reason whatsoever during the Vesting Period [(subject to the following paragraph)], and subject to the attainment of the following
performance goals: [      ].
[In the event (i) you cease to be an employee or officer of the Criteo group more than one year after the
Grant Date but prior to the First Vesting Date, and (ii) prior to the termination of your employment or term of office, any of the Performance Targets set forth above are fully satisfied, you shall acquire, on the First Vesting
Date, only those Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of your employment or term of office.  All other Shares will be automatically forfeited.]
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest on the date of Disability. In the event of death during the Vesting Period, the Restricted Stock Units shall vest at the date of the request made by your beneficiaries in the framework of the inheritance. The request for the vesting of the
Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the
French Commercial Code.
Neither the Performance-Based Plan nor this letter shall confer upon you any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Performance-Based Plan or this letter shall be construed to limit the discretion of the Company to terminate your continuous service at any time, with or without cause.
By acknowledging this Grant, you hereby acknowledge and agree that any Grant pursuant to the 2015
Performance Plan shall be subject to any applicable Company clawback policy, as adopted by the Company from
Appendix C-24
time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.
[To be included for the employees of the Israeli subsidiary: The Restricted Stock Units are intended to be subject to tax pursuant to the trustee capital gains route of Section 102 of the Ordinance, subject to compliance with the requirements under Section 102 and any rules or regulations thereunder, including the execution of this
Grant Letter and the required declarations. However, in the event the Restricted Stock Units do not meet the requirements of Section 102, such Restricted Stock Units and the underlying Ordinary Shares shall not qualify for the favorable tax treatment under the Capital Gains Route. The Company makes no representations or guarantees that the Restricted Stock Units will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102. The Restricted Stock Units and the
Ordinary Shares issued upon vesting and/or any additional rights, as detailed above, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Restricted Stock Units (the “Additional Rights”) shall be issued to or controlled by the 102 Trustee for your benefit under the provisions of the Capital Gains Route for at least the period stated in Section 102 or any other period of time determined by the Israel Tax Authority (“ITA”). In accordance with the requirements of Section 102 and the Capital Gains Route, you shall not sell nor transfer from the 102 Trustee the Ordinary Shares or Additional Rights until the end of the 102 Holding Period.
Notwithstanding the above, if any such sale or transfer occurs before the end of the 102 Holding Period, the sanctions under Section 102 shall apply and shall be borne by you. The Company and/or member of the Group and/or the 102 Trustee shall withhold taxes according to the requirements under the applicable laws, the rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the
Company and/or any member of the Group and/or the 102 Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. The Company and/
or any member of the Group and/or the 102 Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to you, or from proceeds of the sale of any Ordinary Shares, an amount equal to any tax required by law to be withheld with respect to such Ordinary Shares. You will pay to the
Company, any member of the Group or the 102 Trustee any amount of taxes that the Company and/or any member of the Group or the Trustee may be required to withhold with respect to any Ordinary Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Ordinary Shares if you fail to comply with your obligations in connection with the taxes as described in this section. Any fees associated with any vesting, sale, transfer or any act in relation to the Restricted Stock units and the Ordinary
Shares issued upon vesting, shall be borne by you. The 102 Trustee and/or the Company and/or any member of the Group shall be entitled to withhold or deduct such fees from payments otherwise due to/from the Company or any member of the Group or the 102 Trustee.
[Security Law Exemption. If required, the Company will obtain an exemption from the requirement to file a prospectus with respect to the Restricted Stock Units.  If obtained copies of the Plan and Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange Commission will be available free of charge upon request from your local human resources department.]
In addition to the acknowledgments noted above and in the Plan, you hereby understand, acknowledge, agree as follows: (i) you are familiar with the provisions of Section 102 of the Ordinance and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to your
Restricted Stock Units and agree to comply with such provisions, as amended from time to time, provided that if such terms are not met, the specific tax route may not apply; (ii) you accept the provisions of the trust agreement
Appendix C-25
signed between the Company and the 102 Trustee, and agree to be bound by its terms; (iii) you acknowledge that selling the Ordinary Shares or releasing the Ordinary Shares from the control of the 102 Trustee prior to the termination of the 102 Holding Period constitutes a violation of the terms of Section 102 and agree to bear the relevant sanctions; (iv) you authorize the Company to provide the plan administrator and the 102 Trustee with any information required for the purpose of administering the Plan including executing their obligations according to Section 102 of the Ordinance, the trust deed and the trust agreement, including without limitation information about your Restricted Stock Units, Ordinary Shares, income tax rates, salary bank account, contact details and identification number and acknowledge that the information might be shared with an administrator who is located outside of Israel, where the level of protection of personal data is different than in Israel.]
The detailed terms of this Grant are described in the Performance Based Plan, a copy of which is attached hereto. The 2015 Performance Plan is hereby incorporated by reference and made a part hereof, and the Restricted Stock Units granted herein shall be subject to all terms and conditions of the Performance Based
Plan and this Grant Letter. In the event of any conflict between the provisions of this Grant Letter and the provisions of the Performance Based Plan, the provisions of the Performance Based Plan shall govern.
Thank you for accepting the Grant by clicking on the acceptance button directly in your Equate platform no later than 6 months from the date of notification by the Company of the availability online of the
Grant documentation; the documents being deemed to be received on the date of the electronic delivery.
Yours sincerely,
PRELIMINARY PROXY CARD DATED APRIL 28, 2026 - SUBJECT TO COMPLETION

Important : Avant d'exercer votre choix, veuillez prendre connaissance des instructions situées au verso - ***Important : Before selecting please refer to instructions on reverse side***
Quelle que soit l'option choisie, noircir comme ceci ■ la ou les cases correspondantes, dater et signer au bas du formulaire - ***Whichever option is used, shade box(es) like this ■, date and sign at the bottom of the form***

☐ **JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE** et demande une carte d'admission : dater et signer au bas du formulaire / ***I WISH TO ATTEND THE SHAREHOLDER'S MEETING*** *and request an admission card: date and sign at the bottom of the form*

CRITEO

Société Anonyme au capital de 1.343.222,375 €
Siège Social :
32, rue Blanche
75009 Paris
484 786 249 R.C.S. PARIS

ASSEMBLÉE GÉNÉRALE MIXTE

Convoquée pour le Lundi 29 juin 2026 à 17h00,
au 32 rue Blanche 75009 Paris

COMBINED GENERAL MEETING

To be held on Monday, June 29th, 2026, at 5:00 pm CET,
at 32, rue Blanche 75009 Paris

CADRE RÉSERVÉ À LA SOCIÉTÉ - *FOR COMPANY'S USE ONLY*

Identifiant - *Account*

Nombre d'actions / *Number of shares*
- Nominatif / *Registered*
  - Vote simple / *Single vote*
  - Vote double / *Double vote*
- Porteur / *Bearer*

Nombre de voix - *Number of voting rights*

☐ **JE VOTE PAR CORRESPONDANCE / *I VOTE BY POST***
Cf. au verso (2) - *See reverse (2)*

Je vote **OUI** à tous les projets de résolutions présentés ou agréés par le Conseil d'Administration ou le Directoire ou la Gérance, à l'EXCEPTION de ceux que je signale en noircissant comme ceci ■ l'une des cases "Non" ou "Abstention" / *I vote **YES** all the draft resolutions approved by the Board of Directors, EXCEPT those indicated by a shaded box, like this ■, for which I vote « No » or « I abstain ».*

	1	2	3	4	5	6	7	8	9	10
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	**12**	**13**	**14**	**15**	**16**	**17**	**18**	**19**	**20**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	**22**								
Non / No	☐	☐								
Abs.	☐	☐								

Sur les projets de résolutions non agréés, je vote en noircissant la case correspondant à mon choix. *On the draft resolutions not approved, I cast my vote by shading the box of my choice.*

	A	B
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	C	**D**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	E	**F**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	G	**H**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	J	**K**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée, je vote **NON** sauf si je signale un autre choix en noircissant la case correspondante :
*In case amendments or new resolutions are proposed during the meeting, I vote **NO** unless I indicate another choice by shading the corresponding box:*
- Je donne pouvoir au Président de l'assemblée Générale. / *I appoint the Chairman of the general meeting*.......... ☐
- Je m'abstiens. / *I abstain from voting*.......... ☐
- Je donne procuration [cf. au verso renvoi (4)] à M. ou Mme, Raison Sociale pour voter en mon nom .... *I appoint [see reverse (4)] Mr or Mrs, Corporate Name to vote on my behalf*.......... ☐

☐ **JE DONNE POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE**
Cf. au verso (3)

I HEREBY GIVE PROXY TO THE CHAIRMAN OF THE GENERAL MEETING
See reverse (3)

☐ **JE DONNE POUVOIR À :** Cf. au verso (4)
pour me représenter à l'Assemblée

I HEREBY APPOINT: *See reverse (4)*
to represent me at the above mentioned Meeting

M ou Mme, Raison Sociale / Mr or Mrs, Corporate Name

Adresse / Address

ATTENTION : Pour les titres au porteur, les présentes instructions doivent être transmises à votre banque.

CAUTION: *As for bearer shares, the present instructions must be valid only if they are directly returned to your bank.*

Nom, prénom, adresse de l'actionnaire (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire). **Cf au verso (1)**
Surname, first name, address of the shareholder *(changes regarding this information have to be notified to relevant institution, no changes can be made using this proxy form).* ***See reverse (1)***

Pour être pris en considération, tout formulaire doit parvenir au plus tard :
To be considered, this completed form must be returned no later than:

sur 1ère convocation / *on 1st notification*	sur 2ème convocation / *on 2nd notification*
25 juin 2026 / *june 25th, 2026*	

à / *to* : UPTEVIA
Service Assemblées
90-110 Esplanade du Général de Gaulle
92931 Paris La Défense Cedex

Date & Signature

« Si le formulaire est renvoyé daté et signé mais qu'aucun choix n'est coché (carte d'admission / vote par correspondance / pouvoir au président / pouvoir à mandataire), cela vaut automatiquement pouvoir au Président de l'assemblée Générale »
'If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting'

CONDITIONS D'UTILISATION DU FORMULAIRE

(1) GENERALITES : Il s'agit d'un formulaire unique prévu par l'article R. 225-76 du Code de Commerce.
QUELLE QUE SOIT L'OPTION CHOISIE :

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire).

Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité.

Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote.

Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R. 225-77 alinéa 3 du Code de Commerce).

Les documents prévus à l'article R. 225-76 du Code de commerce sont annexés au formulaire sauf s'ils sont disponibles sur un site internet dont l'adresse est précisée au recto. Ne pas utiliser à la fois « Je vote par correspondance » et « Je donne pouvoir » (article R. 225-81 alinéa 8 du Code de Commerce).

Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de l'AFTI : https://www.france-post-marche.fr/

La version française de ce document fait foi.

(2) VOTE PAR CORRESPONDANCE

Article L. 225-107 du Code de Commerce (extrait) :

"Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. **Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas considérés comme des votes exprimés**".

La majorité requise pour l'adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l'actionnaire n'a pas pris part au vote, s'est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s'agissant des sociétés ayant adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut de la société européenne)."

Si vous votez par correspondance : vous devez obligatoirement noircir la case "Je vote par correspondance" au recto.

1 - il vous est demandé pour chaque résolution en noircissant individuellement les cases correspondantes :

- soit de voter "Oui" (vote exprimé par défaut pour les projets de résolutions présentés ou agréés, en l'absence d'un autre choix);
- soit de voter "Non";
- soit de vous "Abstenir".

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l'absence d'un autre choix), pouvoir au président de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissant la case correspondant à votre choix.

(3) POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE

Article L. 225-106 du Code de Commerce (extrait) :

"Pour toute procuration d'un actionnaire sans indication de mandataire, le président de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

(4) POUVOIR À UNE PERSONNE DÉNOMMÉE (PERSONNE PHYSIQUE OU MORALE)

Article L. 225-106 du Code de Commerce (extrait) :

"I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité.

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L. 225-23 ou de l'article L. 225-71.

Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites."

Article L. 22-10-39 du Code de Commerce :

"Outre les personnes mentionnées au I de l'article L. 225-106, un actionnaire peut se faire représenter par toute autre personne physique ou morale de son choix lorsque les actions de la société sont admises aux négociations sur un marché réglementé ou sur un système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, à condition dans cette seconde hypothèse, que les statuts le prévoient.

Les clauses contraires aux dispositions du précédent alinéa sont réputées non écrites."

Article L. 22-10-40 du Code de Commerce :

"Lorsque, dans les cas prévus au premier alinéa du I de l'article L. 22-10-39, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit :

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-41 du Code de commerce :

"Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée au premier alinéa de l'article L. 22-10-39, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-42 du Code de commerce :

"Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 22-10-40 ou des dispositions de l'article L. 22-10-41. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 22-10-41."

Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l'exécution de vos instructions de vote. Vous disposez d'un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier.
Uptevia opère des traitements de données personnelles vous concernant. Le détail de ces traitements et l'ensemble de vos droits concernant vos données figurent dans la Notice d'information sur la protection des données personnelles, disponible sur le site institutionnel de Uptevia: www.uptevia.com

FORM TERMS AND CONDITIONS

(1) GENERAL INFORMATION: This is the sole form pursuant to article R. 225-76 du Code de Commerce
WHICHEVER OPTION IS USED:

The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change regarding this information have to be notified to relevant institution, no change can be made using this proxy form).

If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity's behalf.

If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy.

The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (article R. 225-77 alinéa 3 du Code de Commerce. The documents referred to in article R. 225-76 du Code de commerce are attached to this form unless if these documents are available on a website whose address is specified on the front of this form. Please do not use both "I vote by post" and "I hereby appoint" (article R. 225-81 alinéa 8 du Code de Commerce).

A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the AFTI website at: https://www.france-post-marche.fr/

The French version of this document governs; The English translation is for convenience only.

(2) POSTAL VOTING FORM

Article L. 225-107 du Code de Commerce (extract):

"Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the Conseil d'Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be deemed non- existent.

When calculating the quorum, only forms received by the company before the meeting shall be taken into account, on conditions to be laid down by a decree approved by the Conseil d'Etat. **The forms giving no voting direction or indicating abstention shall not be considered as votes cast**."

The majority required for the adoption of the general meeting's decisions shall be determined on the basis of the votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt ballot paper (articles L. 225-96 and L. 225-98 du Code de Commerce and, for the companies which have adopted the statute of European company, articles 57 and 58 of the Council Regulation (EC) n°2157/2001 on the statute for a European company).

If you wish to use the postal voting form, you have to shade the box on the front of this form: "I vote by post".

1 - In such event, please comply for each resolution the following instructions by shading boxes of your choice:

- either vote "Yes" (in absence of choice, vote expressed by default for the approved draft resolutions),
- or vote "No",
- or vote "Abstention".

2 - In case of amendments or new resolutions during the general meeting, you are requested to choose between vote "No" (vote expressed by default in absence of choice), proxy to the chairman of the general meeting, "Abstention" or proxy to a mentioned person individual or legal entity by shading the appropriate box.

(3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING

Article L. 225-106 du Code de Commerce (extract):

"In case of any power of representation given by a shareholder without naming a proxy, the chairman of the general meeting shall issue a vote in favor of adopting a draft resolutions submitted or approved by the Board of Directors or the Management Board, as the case may be, and a vote against adopting any other draft resolutions. To issue any other vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal."

(4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY)

Article L. 225-106 du Code de Commerce (extract):

"I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or she has entered into a civil union with.

II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d'Etat decree specifies the implementation of the present paragraph.

III - Before every general meeting, the chairman of the board of directors or the management board, as the case may be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article.

Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company's shares. Such a consultation shall also be obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71.

Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent."

Article L. 22-10-39 du Code de commerce:

"In addition to the persons mentioned in I of article L. 225-106, a shareholder may be represented by any other natural or legal person of his choice where the shares of the company are admitted to trading on a regulated market or on a multilateral trading facility subject to the provisions of Article L. 433-3 of the French Monetary and Financial Code under the conditions provided for in the General Regulations of the Autorité des marchés financiers, appearing on a list drawn up by the latter under conditions laid down in its General Regulations, provided that in this second case, as provided for in the articles of association.

Clauses contrary to the provisions of the preceding paragraph shall be deemed unwritten."

Article L. 22-10-40 du Code de commerce:

"When, in the events envisaged by the first paragraph of the article L. 22-10-39, the shareholder is represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers.

This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts:

1° Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet;

2° Is member of the management board, administration or supervisory board of the company or a person which controls it within the meaning of the article L. 233-3;

3° Is employed by the company or a person which controls it within the meaning of article L. 233-3;

4° Is controlled or carries out one of the functions mentioned with the 2° or the 3° in a person or an entity controlled by a person who controls the company, within the meaning of the article L. 233-3.

This information is also delivered when a family tie exits between the proxy or, as the case may be, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4° above.

When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void.

The termination of the proxy is notified without delay by the proxy to the company.

The conditions of application of this article are determined by a Conseil d'Etat decree."

Article L. 22-10-41 du Code de commerce:

"Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a company mentioned in the first paragraph of the article L. 22-10-39, shall release its voting policy.

It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions. The conditions of application of this article are determined by a Conseil d'Etat decree."

Article L. 22-10-42 du Code de commerce:

"The commercial court of which the company' s head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to any general meeting of the relevant company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 22-10-40 or with the provisions of article L. 22-10-41. The court can decide the publication of this decision at the expenses of the proxy.

The court can impose the same sanctions towards the proxy on request of the company in the event of non-compliance of the provisions of the article L. 22-10-41."

Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rights regarding your data (access, correction...). These rights may be exercised using the contact details provided by your custodian.
Uptevia processes personal data about you. Details of these treatments and all your data rights can be found in the Personal Data Protection Information Notice, available on the Uptevia website: www.uptevia.com

THE PROXY WITH RESPECT TO THE CHAIRPERSON OF THE MEETING IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRITEO S.A.
ORDRE DU JOUR DE L'ASSEMBLEE GENERALE **Si vous choisissez de donner pouvoir au président de l'assemblée générale pour voter en votre nom, le président émettra un vote favorable à l'adoption des résolutions suivantes.** Les points suivants, proposés par le Conseil d'administration, seront soumis au vote de l'assemblée générale de 2026 : **Ordre du jour de la compétence de l'assemblée générale ordinaire :**	**AGENDA OF THE GENERAL MEETING** **Please note that if you grant a proxy to the chairperson of the meeting to vote your ordinary shares, the chairperson will vote in favor of adopting the following resolutions.** The following matters proposed by the Board of Directors will be considered at the 2026 general meeting: **Agenda for the Ordinary Shareholders' Meeting:**
1. renouvellement du mandat d'administrateur de Monsieur Michael Komasinski,	1. renewal of the term of office of Mr. Michael Komasinski as Director,
2. renouvellement du mandat d'administrateur de Madame Marie Lalleman,	2. renewal of the term of office of Ms. Marie Lalleman as Director,
3. renouvellement du mandat d'administrateur de Monsieur Ernst Teunissen,	3. renewal of the term of office of Mr. Ernst Teunissen as Director,
4. renouvellement du mandat d'administrateur de Monsieur Edmond Mesrobian,	4. renewal of the term of office of Mr. Edmond Mesrobian as Director,
5. avis consultatif sur la rémunération versée par la Société aux *named executive officers* de la Société,	5. non-binding advisory vote to approve the compensation for the named executive officers of the Company,
6. approbation des comptes annuels de l'exercice clos le 31 décembre 2025,	6. approval of the statutory financial statements for the fiscal year ended December 31, 2025,
7. approbation des comptes consolidés de l'exercice clos le 31 décembre 2025,	7. approval of the consolidated financial statements for the fiscal year ended December 31, 2025,
8. affectation des résultats de l'exercice clos le 31 décembre 2025,	8. approval of the allocation of results for the fiscal year ended December 31, 2025,
9. approbation d'une convention visée à l'article L. 225-38 du Code de commerce (*Indemnification Agreement* conclu entre la Société et Madame Stefanie Jay),	9. approval of an agreement referred to in Article L.225-38 of the French Commercial Code (related party transactions) (Indemnification Agreement entered into between the Company and Ms. Stefanie Jay),
10. autorisation à donner au Conseil d'administration en vue de l'achat par la Société de ses propres actions conformément aux dispositions de l'article L. 225-209-2 du Code de commerce,	10. authorization to be given to the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,
Ordre du jour de la compétence de l'assemblée générale extraordinaire :	**Agenda for the Extraordinary Shareholders' Meeting:**
11. autorisation à donner au Conseil d'administration en vue de réduire le capital social par voie d'annulation d'actions dans le cadre de l'autorisation de rachat par la Société de ses propres actions conformément aux dispositions de l'article L. 225-209-2 du Code de commerce,	11. authorization to be given to the Board of Directors to reduce the Company's share capital by canceling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,
12. autorisation à donner au Conseil d'administration en vue de réduire le capital par voie d'annulation d'actions acquises par la Société dans le cadre des dispositions de l'article L. 225-208 du Code de commerce,	12. authorization to be given to the Board of Directors to reduce the Company's share capital by canceling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code,
13. délégation à donner au Conseil d'administration à l'effet de réduire le capital social par voie de rachat d'actions suivi de leur annulation,	13. delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock,
14. autorisation à donner au Conseil d'administration de consentir des options de souscription ou d'achat d'actions de la Société, conformément aux dispositions des articles L. 225-177 et suivants du Code de commerce emportant renonciation des actionnaires à leur droit préférentiel de souscription,	14. authorization to be given to the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription right,
15. approbation du nombre maximum d'actions susceptibles d'être émises ou acquises en vertu de la quinzième résolution de l'assemblée générale du 25 juin 2024 (autorisation de procéder à l'attribution d'actions gratuites soumises à des critères de présence au personnel salarié et aux mandataires sociaux de la Société et au personnel salarié de ses filiales) de la seizième résolution de l'assemblée générale du 25 juin 2024 (Autorisation de procéder à l'attribution gratuite d'Actions de Performance aux mandataires sociaux et aux membres du personnel salarié de la Société et aux membres du personnel salarié de ses filiales), et de la quatorzième résolution ci-dessus (autorisation d'attribuer des options de souscription ou d'achat d'actions),	15. approval of the maximum number of shares that may be issued or acquired pursuant to Resolution 15 of the Shareholders' Meeting dated June 25, 2024 (authorization to grant Time-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), Resolution 16 of the Shareholders' Meeting dated June 25, 2024 (authorization to grant Performance-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), and Resolution 14 herein (authorization to grant options to purchase or to subscribe shares to employees and corporate officers of the Company and employees of its subsidiaries),
16. délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de	16. delegation of authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares, or any

toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires au profit d'une catégorie de personnes répondant à des caractéristiques déterminées,		securities giving access to the Company's share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders' preferential subscription rights,
17.	délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec maintien du droit préférentiel de souscription des actionnaires,	17.	delegation of authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares or any securities giving access to the Company's share capital, while preserving the shareholders' preferential subscription rights,
18.	délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires et/ou de toutes valeurs mobilières, avec suppression du droit préférentiel de souscription des actionnaires et offre au public (en dehors des offres visées au paragraphe 1° de l'article L. 411-2 du code monétaire et financier),	18.	delegation of authority to the Board of Directors to increase the Company's share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, through a public offering (excluding offers covered by paragraph 1° of article L. 411-2 of the French Monetary and Financial Code), without shareholders' preferential subscription rights,
19.	délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le nombre de titres à émettre en cas d'augmentation de capital avec ou sans droit préférentiel de souscription réalisée en vertu des délégations visées à la seizième résolution, dix-septième résolution et dix-huitième résolution ci-dessus,	19.	delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without preserving shareholders' preferential subscription rights pursuant to Resolutions 16, 17, and 18 above ("green shoe"),
20.	délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital social avec suppression du droit préférentiel de souscription des actionnaires par émission d'actions et de valeurs mobilières donnant accès au capital de la Société au profit des salariés adhérant à un plan d'épargne d'entreprise,	20.	delegation of authority to the Board of Directors to increase the Company's share capital by way of issuing shares and securities giving access to the Company's share capital for the benefit of members of a Company savings plan (plan d'épargne d'entreprise), without shareholders' preferential subscription rights,
21.	fixation des limitations globales du montant des émissions effectuées en vertu des délégations visées aux résolutions seize à vingt ci-dessus, et	21.	approval of the overall limits pursuant to Resolutions 16 to 20 above, and
22.	modification du cinquième alinéa de l'article 19 des statuts de la Société relatifs aux assemblées générales afin de le mettre à jour avec les nouvelles dispositions de l'article R. 225-86 du Code de commerce.	22.	amendment of the fifth paragraph of Article 19 of the by-laws of the Company related to general meetings in order to comply with the new provisions of Article R. 225-86 of the French Commercial Code.

PRELIMINARY PROXY CARD DATED APRIL 28, 2026 - SUBJECT TO COMPLETION

BNY: PO BOX 505006, Louisville, KY 40233-5006

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Criteo S.A.

Annual General Meeting of Shareholders

For Shareholders of record as of April 2, 2026

Monday, June 29, 2026 5:00 PM, Local Time

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 12:00 pm (Eastern Time) on June 23, 2026

CRITEO S.A.

Instructions to The Bank of New York Mellon, as Depositary
(must be received prior to 12:00 PM (Eastern Time) on June 23, 2026)

The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the Deposited CRITEO Shares represented by such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 2, 2026 at the Annual General Meeting of CRITEO S.A. to be held in France, on June 29, 2026 at 5:00 p.m. local time in respect of the resolutions specified in the enclosed Notice of Meeting and proxy statement.

NOTE:
1. Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box.
2. If no instructions are received by the Depositary from an Owner on one or more Matter(s) with respect to an amount of the Deposited Securities represented by American Depositary Shares of that Owner on or before the date established by the Depositary for such purpose, to the extent permitted by applicable law and if requested by the Company pursuant and subject to the terms of the deposit agreement, the Depositary shall deem that Owner to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote (x) that amount of Deposited Securities as to such Matter(s) on the agenda of the relevant meeting, and (y) against any Matter which may be subsequently added to the agenda of such meeting (including during such meeting) in accordance with applicable French law.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

About Criteo

Criteo (NASDAQ: CRTO) is the global platform connecting the commerce ecosystem for brands, agencies, retailers, and media owners. Its AI-powered advertising platform has unique access to more than $1 trillion in annual commerce sales—powering connections with shoppers, inspiring discovery, and enabling highly personalized experiences. With thousands of clients and partnerships spanning global retail to digital commerce, Criteo delivers the technology, tools, and insights businesses need to drive performance and growth.

For more information, please visit www.criteo.com

Criteo S.A I 32, Rue Blanche, 75009 Paris, France

+1 (929) 287-7835 I www.criteo.com I investorrelations@criteo.com